As filed with the Securities and Exchange Commission on April 16, 2020

Registration No. 333-[       ]

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

MVC CAPITAL, INC.

(Exact Name of Registrant as Specified in Charter)

287 Bowman Avenue
2nd Floor
Purchase, NY 10577
(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (914) 701-0310

Michael T. Tokarz, Chairman
MVC Capital, Inc.
287 Bowman Avenue
Purchase, NY 10577
(Name and Address of Agent for Service)

Copies of information to:

George M. Silfen, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036
(212) 715-9522

Approximate date of proposed public offering: From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a distribution reinvestment plan, check the following box. ☒

It is proposed that this filing will become effective (check appropriate box):

☒ when declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐                                    This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐                                    This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is                      .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price		Amount of Registration Fee
Common Stock, $0.01 par value per share(2)
Preferred Stock(2)
Warrants(3)
Debt Securities(4)
Total			$250,000,000	(5)	$32,450	(1)

(1)         Estimated pursuant to Rule 457 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this registration statement.

(2)         Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of common stock or preferred stock as may be sold, from time to time.

(3)         Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.

(4)         Subject to Note 5 below, there is being registered hereunder an indeterminate principal amount of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $250,000,000.

(5)         In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $250,000,000.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer and sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS

$250,000,000

Common Stock
Preferred Stock
Warrants
Debt Securities

MVC Capital, Inc. is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to seek to maximize total return from capital appreciation and/or income, though our current focus is on yield generating investments. We seek to achieve our investment objective by providing debt and equity financing to companies that are, for the most part, privately owned. No assurances can be given that we will achieve our objective.

We are managed by The Tokarz Group Advisers LLC, a registered investment adviser.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $250,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

Our common stock is traded on the New York Stock Exchange under the symbol “MVC.”

This prospectus, and the accompanying prospectus supplement, if any, sets forth information about us that a prospective investor should know before investing. It includes the information required to be included in a prospectus and statement of additional information. Please read it before you invest and keep it for future reference. You may request a free copy of this prospectus, and the accompanying prospectus supplement, if any, annual and quarterly reports, and other information about us, and make shareholder inquiries by calling (914) 510-9400, by writing to us or from our website at www.mvccapital.com. Additional information about us has been filed with the Securities and Exchange Commission and is available on the Securities and Exchange Commission’s website at www.sec.gov.

We invest in securities that generally are not rated by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are commonly referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Our shares have historically traded at a discount to net asset value, which may create an additional risk of loss of your investment.

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Investing in our securities involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our securities, including the risk of leverage, in “Risk Factors” beginning on page 15 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

                  , 2020

iii

TABLE OF CONTENTS

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement, if any. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement, if any. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement, if any, is accurate only as of the date of this prospectus or such prospectus supplement; however, the prospectus and such supplement will be updated to reflect any material changes. Our business, financial condition, results of operations and prospects may have changed since then.

PROSPECTUS SUMMARY	1
WHERE YOU CAN FIND ADDITIONAL INFORMATION	11
FEES AND EXPENSES	11
SELECTED CONSOLIDATED FINANCIAL DATA	13
RISK FACTORS	15
DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS	30
USE OF PROCEEDS	31
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS	31
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	32
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	71
SENIOR SECURITIES	72
ABOUT MVC CAPITAL	73
PORTFOLIO COMPANIES	85
DETERMINATION OF COMPANY’S NET ASSET VALUE	90
MANAGEMENT	94
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS	101
ADVISORY AGREEMENT	103
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	111
FEDERAL INCOME TAX MATTERS	112
CERTAIN GOVERNMENT REGULATIONS	117
DIVIDEND REINVESTMENT PLAN	119
DESCRIPTION OF SECURITIES	120
PLAN OF DISTRIBUTION	122
LEGAL COUNSEL	123
SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR	123
BROKERAGE ALLOCATION AND OTHER PRACTICES	123
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	124
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS	F-1

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to an aggregate of $250,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading “Where You Can Find Additional Information” and the section under the heading “Risk Factors” before you make an investment decision.

ii

As filed with the Securities and Exchange Commission on April 16, 2020

Registration No. 333-[       ]

PROSPECTUS SUMMARY

The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. We encourage you to read this entire document and the documents to which we have referred.

In this prospectus and any accompanying prospectus supplement, unless otherwise indicated, “MVC Capital,” “we,” “us,” “our” or the “Company” refer to MVC Capital, Inc. and its wholly-owned subsidiaries, MVC Financial Services, Inc. (“MVCFS”), MVC Turf, LLC and MVC Cayman, and “TTG Advisers” or the “Adviser” refers to The Tokarz Group Advisers LLC.

ABOUT MVC CAPITAL

Overview

MVC Capital, Inc. is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). MVC Capital provides debt and other investment capital/financing to fund growth, acquisitions and recapitalizations of small and middle-market companies in a variety of industries primarily located in the United States. Our investments can take the form of senior and subordinated loans, common and preferred stock and warrants or rights to acquire equity interests, or convertible securities, among other instruments. Our common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “MVC.”

Our Corporate History

The Company was organized on December 2, 1999. Prior to July 2004, our name was meVC Draper Fisher Jurvetson Fund I, Inc. On March 31, 2000, the Company raised $330.0 million in an initial public offering whereupon it commenced operations as a closed-end investment company. On December 2, 2002, the Company announced it had begun doing business under the name MVC Capital.

We are a Delaware corporation and a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. On July 16, 2004, the Company formed a wholly-owned subsidiary, MVC Financial Services, Inc. (“MVCFS”).

Although the Company has been in operation since 2000, the year 2003 marked a new beginning for the Company. In February 2003, shareholders elected an entirely new board of directors. (All but two of the independent members of the current Board of Directors were first elected at the February 2003 Annual Meeting of the shareholders.) The Board of Directors developed a new long-term strategy for the Company. In September 2003, upon the recommendation of the Board of Directors, shareholders voted to adopt a new investment objective for the Company of seeking to maximize total return from capital appreciation and/or income. The Company’s prior objective had been limited to seeking long-term capital appreciation from venture capital investments in the information technology industries. Consistent with our broader objective, we adopted a more flexible investment strategy of providing equity and debt financing to small and middle-market companies in a variety of industries. With the recommendation of the Board of Directors, shareholders also voted to appoint Michael Tokarz as Chairman and Portfolio Manager to lead the implementation of our new objective and strategy and to stabilize the existing portfolio. Prior to the arrival of Mr. Tokarz and his new management team in November 2003, the Company had experienced significant valuation declines from investments made by the former management team.

Mr. Tokarz and his team managed the Company under an internal structure through October 31, 2006. On September 7, 2006, the shareholders of the Company approved the advisory agreement with TTG Advisers (the “Advisory Agreement”) (with over 92% of the votes cast on the agreement voting in its favor) that provided for the Company to be externally managed by TTG Advisers. The agreement took effect on November 1, 2006. TTG Advisers is a registered investment adviser that is controlled by Mr. Tokarz. Our Board of Directors, including all of the Independent Directors, last approved a renewal of the Advisory Agreement at an in-person meeting held on October 31, 2019.

Our Management

The Company is managed by TTG Advisers, the Company’s investment adviser, which is headed by Michael Tokarz, who has over 40 years of lending and investment experience. TTG Advisers has a dedicated originations and transaction development investment team with significant experience in private equity, leveraged finance, investment banking, distressed debt transactions and business operations. The members of the investment team have invested in and managed businesses during both recessionary and expansionary periods, through interest rate cycles and a variety of financial market conditions. TTG Advisers has 10 (ten) full-time investment professionals. TTG Advisers also uses the services of other investment professionals with whom it has developed long-term relationships, on an as-needed basis. In addition, TTG Advisers employs 7 (seven) other full-time professionals who manage the operations of the Company and provide investment support functions both directly and indirectly to our portfolio companies.

When the current management team began managing the Company in fiscal 2004, total assets after the tender offer were $108.3 million. Since then and through January 31, 2020, the Company generated over $232 million of bottom line performance (net change in net assets resulting from operations). The current management team has also earned approximately $144 million in realized and unrealized gains (net of realized and unrealized losses) thus far on the portfolio (through January 31, 2020) and has repurchased approximately $109 million of stock below NAV, including the shares purchased during the 2004 tender offer.

Beginning in fiscal year 2004, after nearly three years of not paying a dividend under the previous management team, the Company began paying a $0.12 per share dividend. On October 10, 2017, the Board increased the quarterly dividend to $0.15 per share. On October 15, 2019, the Board further increased the quarterly dividend to $0.17 per share beginning with the quarter ending October 31, 2019. From fiscal 2004 through fiscal 2019, the Company paid over $173 million in dividends, of which approximately $127 million was paid from ordinary income, approximately $34 million was paid from capital gains and approximately $12 million represented a return of capital on a tax basis. During fiscal 2019, the Company paid $0.62 per share in dividends. Recently, the Company paid a $0.17 per share dividend for the quarter ended January 31, 2020. The most recent distribution payment represents the 59th consecutive quarterly dividend paid by the Company since implementing a dividend policy in July 2005.

Our Portfolio

We continue to perform due diligence and seek new investments that are consistent with our objective of maximizing total return from capital appreciation and/or income, though our current focus is on yield generating investments. We believe that we have extensive relationships with private equity firms, investment banks, business brokers, commercial banks, accounting firms, law firms, hedge funds, other investment firms, industry professionals and management teams of several companies that can provide us with investment opportunities.

We are working on an active pipeline of potential new investment opportunities. Our loan and equity investments will generally range between $3.0 million and $25.0 million each, though we may occasionally invest smaller or greater amounts of capital depending upon the particular investment. While the Company does not adhere to a specific debt and equity asset allocation mix, no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses as of the close of each quarter. Our portfolio company investments are typically illiquid and made through privately negotiated transactions. We generally seek to invest in companies with a history of strong, predictable, positive EBITDA (net income before net interest expense, income tax expense, depreciation and amortization). More recently, the Company has been focusing its strategy more on yield generating investments, which can include, but are not limited to senior and subordinated loans, convertible debt, common and preferred equity with a coupon or liquidation preference and warrants or rights to acquire equity interests.

Our portfolio company investments currently consist of senior and subordinated loans, convertible securities, common and preferred stock, other forms of equity interests and warrants or rights to acquire equity interests. At January 31, 2020, the fair value of our investments in portfolio companies was approximately $285.7 million and our total assets were approximately $372.4 million compared to the fair value of investments in portfolio companies of approximately $316.2 million and total assets of approximately $364.3 million at January 31, 2019.

We expect that our investments in senior loans and subordinated debt will generally have stated terms of three to ten years. However, there are no constraints on the maturity or duration of any security the Company acquires. Our debt investments are not, and typically will not be, rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s). In addition, we may invest without limit in non-rated or debt of any rating, by any rating organization.

On July 16, 2004, the Company formed a wholly-owned subsidiary, MVC Financial Services, Inc. (“MVCFS”). MVCFS is incorporated in Delaware and its principal purpose is to provide advisory, administrative and other services to the Company, the Company’s portfolio companies and other entities. MVCFS had opening equity of $1 (100 shares at $0.01 per share). The Company does not hold MVCFS for investment purposes and does not intend to sell MVCFS.

On October 14, 2011, the Company formed a wholly-owned subsidiary, MVC Cayman, an exempted company incorporated in the Cayman Islands, to hold certain of its investments and to make certain future investments. The results of MVCFS and MVC Cayman are consolidated into the Company’s financial statements and all inter-company accounts have been eliminated in consolidation. Of the $55.3 million in cash and cash equivalents on the Company’s Consolidated Balance Sheets as of January 31, 2020, approximately $1.1 million was held by MVC Cayman.

During fiscal year ended October 31, 2012 and thereafter, MVC Partners, LLC (“MVC Partners”) was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the MVC Private Equity Fund, L.P. (“PE Fund”) is a substantial portion of MVC Partners operations. Previously, MVC Partners was presented as a portfolio company on the Consolidated Schedule of Investments. The consolidation of MVC Partners has not had any material effect on the financial position or net results of operations of the Company.

MVC GP II, LLC (“MVC GP II”), an indirect wholly-owned subsidiary of the Company, serves as the general partner of the PE Fund. MVC GP II is wholly-owned by MVCFS, a subsidiary of the Company. The results of MVC GP II are consolidated into MVCFS and ultimately the Company. All inter-company accounts have been eliminated in consolidation.

Our Board of Directors has the authority to change any of the strategies described in this prospectus without seeking the approval of our shareholders. However, the 1940 Act prohibits us from altering or changing our investment objective, strategies or policies such that we cease to be a business development company, nor can we voluntarily withdraw our election to be regulated as a business development company, without the approval of the holders of a “majority of our outstanding voting securities,” as defined in the 1940 Act, of our shares.

Substantially all amounts not invested in securities of portfolio companies are invested in short-term, highly liquid money market investments, U.S. Government issued securities, or held in cash in interest bearing accounts. As of January 31, 2020, the Company’s investments in short-term securities and cash and cash equivalents were valued at approximately $80.4 million. Of that amount, approximately $5.0 million was restricted cash equivalents related to the compensating balance requirement for Credit Facility IV (as defined below).

COMPETITIVE ADVANTAGES

We believe that the following capabilities provide us with a competitive advantage over various other capital providers to small- and middle-market companies:

Our Team’s Experience and Expertise. The investment team of TTG Advisers is headed by Michael Tokarz, who has over 40 years of lending and investment experience, 17 of which were with Kohlberg Kravis Roberts & Co., Warren Holtsberg who has extensive investment experience, including as Corporate Vice President of Equity Investments and as Founder and Head of Motorola Ventures where he spent 13 years, including eight years actively managing the corporate venture group, and David Williams, who leads our yielding investment strategy with more than 150 transactions led or co-led prior to his tenure at TTG Advisers.

TTG Advisers has a dedicated originations and investment team comprised of 10 (ten) investment professionals with the senior most professionals having over 30 years average experience in private equity, leveraged finance, investment banking, distressed debt transactions and business operations. The members of the investment team have experience managing investments and businesses during both recessionary and expansionary periods, through interest rate cycles and a variety of financial market conditions. TTG Advisers also retains the services of other investment and industry professionals with whom it has developed long-term relationships, on an as-needed basis. In addition, TTG Advisers employs 7 (seven) other professionals who manage our operations and provide investment support functions both directly and indirectly to our portfolio companies.

Proprietary Deal Flow. We have relationships with various private equity firms, investment banks, business brokers, commercial banks, accounting firms, law firms, hedge funds, other investment firms, industry professionals and management teams of several companies, all of which provide us with access to a variety of investment opportunities. Because of these relationships, we often have the first or exclusive opportunity to provide investment capital and thus may be able to avoid competitive situations.

Creative and Extensive Transaction Structuring. We are flexible in the types of securities in which we invest and their structures, and can invest across a company’s capital structure. We believe that the investment team’s creativity and flexibility in structuring investments, coupled with our ability to invest in companies across various industries, gives us the ability to identify investment opportunities and provides us with the opportunity to be a “one-stop” capital provider to small- and mid-sized companies.

Efficient/Collaborative Organizational Structure. In contrast to traditional private equity and mezzanine funds, which typically have a limited life, the perpetual nature of our corporate structure provides us with a permanent capital base. We believe this greater flexibility with respect to our investment horizon affords us greater investment opportunities and is also attractive to our investors and potential investee companies, as our structure enables us to be a long-term partner for our portfolio companies.

Counsel to Portfolio Companies. We provide valuable support to our portfolio companies in different ways including: offering advice to senior management on strategies for realizing their objectives, advising or participating on their boards of directors, offering ideas to help increase sales, offering advice on improving margins and operating more efficiently, helping to augment the management team, capital structure assistance and providing access to external resources (e.g., financial, legal, accounting, or technology).

Existing Investment Platform: As of January 31, 2020, we had approximately $454 million in gross assets under management. Through January 31, 2020, the Company made no new investments and five follow-on investments. In fiscal 2019, the Company made six new investments and six follow-on investments. The total capital committed in fiscal year 2019 was $32.4 million compared to $41.5 million in fiscal 2018. We believe that our current investment platform provides us with the ability to, among other things, identify investment opportunities and conduct marketing activities and extensive due diligence for potential investments.

Oversight: The public nature of the Company allows for oversight not normally found in a typical private investment firm. This oversight is provided by the SEC, the NYSE, the Company’s Board and, most importantly, the Company’s shareholders. The Company, through its periodic filings with the SEC, provides transparency into its investment portfolio and operations thus allowing shareholders access to information about the Company on a regular basis.

Diverse Industry Knowledge: We provide financing to companies in a variety of industries. We generally look at companies with secure market niches and a history of predictable or dependable cash flows in which members of the investment team have prior investment experience. We believe that the ability to invest in portfolio companies in various industries has the potential to give our portfolio greater diversity.

Disciplined and Opportunistic Investment Philosophy: Our investment philosophy and method of portfolio construction involves an assessment of the overall macroeconomic environment, financial markets and company-specific research and analysis. While the composition of our portfolio may change based on our opportunistic investment philosophy, we continue to seek to provide long-term debt and other investment capital to small and middle-market companies that we believe will provide us strong returns on our investments while taking into consideration the overall risk profile of the specific investment.

Tax Status and Capital Loss Carry Forwards: The Company has elected to be taxed as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Company to continue to meet the requirements for RIC status. As a RIC, the Company is not subject to federal income tax to the extent that it distributes all of its investment company taxable income and net realized capital gains for its taxable year (see “Federal Income Tax Matters”). This allows us to attract different kinds of investors than other publicly held corporations. The Company is also exempt from excise tax if it distributes at least (1) 98% of its ordinary income during each calendar year, (2) 98.2% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gain net income for previous years that were not distributed during those years. On October 31, 2019, the Company had a capital loss carryforward of approximately $9.3 million. The Company also had approximately $75.4 million in unrealized losses as of October 31, 2019. To the extent future capital gains are offset by capital loss carry forwards, such gains need not be distributed. Our tax status generally allows us to “pass-through” our income to our shareholders as dividends without the imposition of corporate level taxation, if certain requirements are met. See “Federal Income Tax Matters.”

OPERATING AND REGULATORY STRUCTURE

As a business development company, we are required to meet certain regulatory tests, the most significant of which relate to our investments and borrowings. We are required to have at least 70% of the value of our total assets invested in “eligible portfolio companies” or cash or cash equivalents. Generally, U.S.-based, privately held or thinly-traded public companies are deemed “eligible portfolio companies” under the 1940 Act. A business development company must also maintain a coverage ratio of assets to borrowings of at least 200%. Under the recently passed Small Business Credit Availability Act, subject to satisfying certain disclosure requirements and obtaining board or shareholder approval, the asset coverage requirement under the 1940 Act has been lowered to 150%. As of the date hereof, we remain subject to the 200% asset coverage requirement. See “Certain Government Regulations.”

As a business development company, we must make available significant managerial assistance to our portfolio companies. We provide support for our portfolio companies in several different ways including: offering advice to senior management on strategies for realizing their objectives, advising or participating on their boards of directors, offering ideas to help increase sales, reviewing monthly/quarterly financial statements, offering advice on improving margins and saving costs, helping to augment the management team, providing capital structure expertise and providing access to external resources (e.g., financial, legal, accounting, or technology). We may receive fees for these services.

PLAN OF DISTRIBUTION

We may offer, from time to time, up to $250,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities. See “Plan of Distribution.”

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities for general corporate purposes, including, for example, investing in portfolio companies in accordance with our investment objective and strategy, repaying debt, funding distributions, funding our subsidiaries’ activities and/or repurchasing our shares either pursuant to the share repurchase program adopted by the Board or pursuant to one or more tender offers conducted under Rule 13e-4 of the Securities Exchange Act of 1934, as amended  (the “1934 Act”). Pending such uses, we will hold the net proceeds from the sale of our securities in cash or invest all or a portion of such net proceeds in short term, liquid investments.

The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

DETERMINATION OF COMPANY’S NET ASSET VALUE

Pursuant to the requirements of the 1940 Act and in accordance with the Accounting Standards Codification (“ASC”), Fair Value Measurements and Disclosures (“ASC 820”), we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimated fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with our Valuation Procedures adopted by the Board of Directors, which are consistent with ASC 820. As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors’ supervision and pursuant to our Valuation Procedures. Our Board of Directors may also hire independent consultants to review our Valuation Procedures or to conduct an independent valuation of one or more of our portfolio investments.

Pursuant to our Valuation Procedures, the Valuation Committee (which is comprised of three Independent Directors) determines fair values of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). In doing so, the Valuation Committee considers the recommendations of TTG Advisers. The Committee also takes into account input and reviews by third party consultants retained to support the Company’s valuation process. The Company has also adopted other enhanced processes related to valuations of controlled/affiliated portfolio companies. Any changes in valuation are recorded in the consolidated statements of operations as “Net unrealized appreciation (depreciation) on investments.”

Currently, our NAV per share is calculated and published on a quarterly basis. The Company calculates our NAV per share by subtracting all liabilities from the total value of our portfolio securities and other assets and dividing the result by the total number of outstanding shares of our common stock on the date of valuation. Fair values of foreign investments reflect exchange rates, as applicable, in effect on the last business day of the quarter end. Exchange rates fluctuate on a daily basis, sometimes significantly.

At January 31, 2020 and October 31, 2019, approximately 75.2% and 92.6%, respectively, of total assets represented investments in portfolio companies recorded at fair value (“Fair Value Investments”).

Under most circumstances, at the time of acquisition, Fair Value Investments are carried at cost (absent the existence of conditions warranting, in management’s and the Valuation Committee’s view, a different initial value). During the period that an investment is held by the Company, its original cost may cease to approximate fair value as the result of market and investment specific factors. No pre-determined formula can be applied to determine fair value. Rather, the Valuation Committee analyzes fair value measurements based on the value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties, other than in a forced or liquidation sale. The liquidity event whereby the Company ultimately exits an investment is generally the sale, the merger, the recapitalization of a portfolio company or a public offering of its securities.

There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which the Company derives a single estimate of fair value. To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company’s financial results and projections, publicly traded comparable companies when available, comparable private transactions when available, precedent transactions in the market when available, third-party real estate and asset appraisals if appropriate and available, discounted cash flow analysis, if appropriate, as well as other factors. The Company generally requires, where practicable, Portfolio Companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.

The fair value of our portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities and escrow receivables that do not have readily ascertainable market values, our estimate of fair value may significantly differ from the value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers’ fees or other selling costs, which might become payable on disposition of such investments.

Our investments are carried at fair value in accordance with ASC 820. Unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date and majority-owned publicly traded securities and other privately held securities are valued as determined in good faith by the Valuation Committee of the Board of Directors. For legally or contractually restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date minus a discount for the restriction. At January 31, 2020, we did not own restricted or unrestricted securities of any publicly traded company in which we have a majority-owned interest, but did own one security in which we have a minority-owned interest.

ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy that prioritizes information used to measure value. In determining fair value, the Valuation Committee primarily uses the level 3 inputs referenced in ASC 820. See “Determination of Company’s Net Asset Value — Valuation Methodology” on page 90.

DISTRIBUTIONS

Currently, the Company has a policy of seeking to pay quarterly dividends to shareholders. Our quarterly dividends, if any, will be determined by our Board. Most recently, on January 10, 2020, we paid a quarterly dividend of $0.17 per share to shareholders of record on January 3, 2020, which was declared on December 23, 2019. On April 14, 2020, the Company declared a quarterly dividend of $0.17 per share to shareholders of record on April 24, 2020. The dividend is payable on April 30, 2020.

We intend to continue to qualify for treatment as a RIC under Subchapter M of the Code. In order to permit us to deduct from our taxable income dividends we distribute to our shareholders, in addition to meeting other requirements, we must distribute for each taxable year at least 90% of (i) our investment company taxable income (consisting generally of net investment income from interest and dividends and net realized short term capital gains) and (ii) our net tax-exempt interest income, if any. See “Federal Income Tax Matters” on page 112.

DIVIDEND REINVESTMENT PLAN

All of our shareholders who hold shares of common stock in their own name will automatically be enrolled in our dividend reinvestment plan (the “Plan”). All such shareholders will have any cash dividends and distributions automatically reinvested by Computershare Ltd. (the “Plan Agent”) in additional shares of our common stock. Of course, any shareholder may elect to receive his or her dividends and distributions in cash. Currently, the Company has a policy of seeking to pay quarterly dividends to shareholders. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual shareholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by any nominee as being registered for shareholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent, broker or other entity that holds the shares. You can contact Computershare Ltd. by calling toll free 1-781-575-2000 or by mail using the following principal business office: 250 Royall Street, Canton, Massachusetts 02021.

The Plan Agent serves as agent for the shareholders in administering the Plan. When we declare a dividend or distribution payable in cash or in additional shares of our common stock, those shareholders participating in the Plan will receive their dividend or distribution in additional shares of our common stock. Such shares will be either newly issued by us or purchased in the open market by the Plan Agent. If the market value of a share of our common stock on the payment date for such dividend or distribution equals or exceeds the NAV per share on that date, we will issue new shares at the NAV. If the NAV exceeds the market price of our common stock, the Plan Agent will purchase in the open market such number of shares of our common stock as is necessary to complete the distribution.

CORPORATE INFORMATION

Our principal executive office is located at 287 Bowman Avenue, Purchase, New York 10577 and our telephone number is (914) 701-0310.

Our Internet website address is http://www.mvccapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus unless otherwise indicated.

RISK FACTORS

An investment in MVC Capital involves certain significant risks relating to our business and investment objective. We have identified below a summary of these risks. For a more complete description of the risk factors impacting an investment in our securities, we urge you to read the “Risk Factors” section. There can be no assurance that we will achieve our investment objective and an investment in the Company should not constitute a complete investment program for an investor.

Business Risks

•                  We depend on key personnel of TTG Advisers, especially Mr. Tokarz, in seeking to achieve our investment objective.

•                  Our returns may be substantially lower than the average returns historically realized by the private equity industry as a whole.

•                  Substantially all of our portfolio investments and escrow receivables are recorded at “fair value” and, as a result, there is a degree of uncertainty regarding the carrying values of our portfolio investments.

•                  We previously identified a material weakness in our internal control over financial reporting, which has now been remediated. Any future failure to establish and maintain effective internal control over financial reporting could result in material misstatements in our financial statements and cause investors to lose confidence in our reported financial information, which in turn could cause the trading price of our securities to decline.

•                  Economic recessions or downturns could impair our portfolio companies and have a material adverse impact on our business, financial condition and results of operations.

•                  We may not realize gains from our equity investments.

•                  The market for private equity/debt investments can be highly competitive. In some cases, our status as a regulated business development company may hinder our ability to participate in investment opportunities.

•                  Our ability to use our capital loss carry forwards may be subject to limitations.

•                  Loss of pass-through tax treatment would substantially reduce net assets and income available for dividends.

•                  There are certain risks associated with the Company holding debt obligations that are treated under applicable tax rules as having original issue discount.

•                  Our ability to grow depends on our ability to raise capital.

•                  Complying with the RIC requirements may cause us to forgo otherwise attractive opportunities.

•                  Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.

•                  Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

•                  Changes in the law or regulations that govern business development companies and RICs, including changes in tax laws or regulations, may significantly impact our business.

•                  Results may fluctuate and may not be indicative of future performance.

•                  Our common stock price can be volatile.

•                  We are subject to market discount risk.

•                  We have not established a mandated minimum dividend payment level and we cannot assure you of our ability to make distributions to our shareholders in the future.

•                  During certain periods, our distributions have exceeded and may, in the future, exceed our taxable earnings and profits. Therefore, during those times, portions of the distributions that we make may represent a return of capital to you for tax purposes, which will reduce your tax basis in your shares.

•                  We have borrowed and may continue to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•                  Changes in interest rates may affect our cost of capital and net operating income and our ability to obtain additional financing.

•                  We may be unable to meet our covenant obligations under our credit facility, which could adversely affect our business.

•                  A small portion of our existing investment portfolio was not selected by the investment team of TTG Advisers.

•                  Under the Advisory Agreement, TTG Advisers is entitled to compensation based on our portfolio’s performance. This arrangement may result in riskier or more speculative investments in an effort to maximize incentive compensation. Additionally, because the base management fee payable under the Advisory Agreement is based on total assets less cash, TTG Advisers may have an incentive to increase portfolio leverage in order to earn higher base management fees.

•                  There are potential conflicts of interest that could impact our investment returns.

•                  Our relationship with any investment vehicle we or TTG Advisers manage could give rise to conflicts of interest with respect to the allocation of investment opportunities between us on the one hand and the other vehicles on the other hand.

•                  Wars, terrorist attacks, and other acts of violence may affect any market for our common stock, impact the businesses in which we invest and harm our operations and our profitability.

•                  We are dependent on information systems, and systems failures, as well as operating failures, could disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

•                  Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.

•                  Our financial condition and results of operations will depend on our ability to effectively manage our future growth.

Investment Risks

•                  Investing in private companies involves a high degree of risk.

•                  Our investments in portfolio companies are generally illiquid.

•                  Our investments in small and middle-market privately-held companies are extremely risky and the Company could lose its entire investment.

•                  Our borrowers may default on their payments, which may have an effect on our financial performance.

•                  Our investments in mezzanine and other debt securities may involve significant risks.

•                  Our portfolio may be highly leveraged.

•                  We are a non-diversified investment company within the meaning of the 1940 Act, and therefore may invest a significant portion of our assets in a relatively small number of portfolio companies, which subjects us to a risk of significant loss should the performance or financial condition of one or more portfolio companies deteriorate.

•                  When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control or influence the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

•                  We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

•                  Our portfolio companies may incur obligations that rank equally with, or senior to, our investments in such companies. As a result, the holders of such obligations may be entitled to payments of principal or interest prior to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization, acquisition, merger or bankruptcy of the relevant portfolio company.

•                  Recent tax legislation may have unanticipated effects on us.

•                  Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments.

•                  Hedging transactions may expose us to additional risks.

•                  Our investments in private equity funds, including the PE Fund, are subject to substantial risk, including a loss of investment.

•                  Investing in our securities may involve a high degree of risk.

Offering Risks

•                  Our common stock price can be volatile.

•                  Our common stock has historically traded at prices below our net asset value per share.

•                  Investing in our securities may involve a high degree of risk.

•                  We may allocate the net proceeds from an offering in ways with which you may not agree.

•                  Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

•                  Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing shareholders and be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933, as amended (the “Securities Act”). The registration statement contains additional information about us and the common stock being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain copies from the SEC at prescribed rates.

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can inspect our SEC filings, without charge, at the public reference facilities of the SEC at 100 F Street, NE, Washington, DC 20549. The SEC also maintains a web site at http://www.sec.gov that contains our SEC filings. You can also obtain copies of these materials from the public reference section of the SEC at 100 F Street, NE, Washington, DC 20549, at prescribed rates. Please call the SEC at 1-202-551-8090 for further information on the public reference room. Copies may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by written request to Public Reference Section, Washington, DC 20549-0102. You can also inspect reports and other information we file at the offices of the NYSE, and you are able to inspect those at 20 Broad Street, New York, NY 10005.

FEES AND EXPENSES

This table describes the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Shareholder Transaction Expenses (as a percentage of the offering price)
Sales load		%(1)
Offering expenses borne by us		%(2)
Total shareholder transaction expenses		%(3)
Estimated Annual Expenses (as a percentage of consolidated net assets attributable to common stock) (4)
Management fees	1.77	%(5)
Incentive fees payable under Advisory Agreement (20% of net realized capital gains (on investments made after November 1, 2003) and 20% of pre-incentive fee net operating income)	0.00	%(6)
Other expenses	2.42	%(7)
Acquired fund fees and expenses	0.56%
Interest payments on borrowed funds	4.27	%(8)
Total annual expenses	9.02	%(9)

Example

The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have $140 million of leverage and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following cumulative expenses on a $1,000 investment, assuming a 5.0% annual return	$88	$255	$408	$740

Although the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at net asset value or are purchased by the administrator of the dividend reinvestment plan, at the market price in effect at the time, which may be at or below net asset value. See “Dividend Reinvestment Plan.”

The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.

(1)         In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)         The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)         The related prospectus supplement will disclose the offering price and the total shareholder transaction expenses as a percentage of the offering price.

(4)         “Consolidated net assets attributable to common stock” equals the weighted average of the Company’s consolidated net assets (i.e., total consolidated assets less total consolidated liabilities) estimated for the current fiscal year, including the anticipated net proceeds from an offering in the current fiscal year.

(5)         The amount shown reflects the Adviser’s contractual agreement for a one-year term ending October 31, 2020 to a revised management fee structure that ties management fees to the NAV discount(1) as follows: (A) If the Company’s NAV discount is greater than 20%, the management fee for the current quarter is reduced to 1.25%; (B) If the NAV discount is between 10% and 20%, the management fee will be 1.50%; and (C) If the NAV discount is less than 10% or eliminated, the 1.50% management fee would be re-examined, but in no event would it exceed 1.75%. Pursuant to

(1)  All NAV discount calculations are arrived at by taking the average daily discount to NAV for a quarter (i.e., the discount to the most recently determined NAV per share at which the Company stock price closes on any given day for the quarter based on the prior fiscal quarter’s NAV per share).

the Advisory Agreement, the Company pays TTG Advisers a management fee and an incentive fee. (See “Advisory Agreement” for more information.)

(6)         The incentive fee, which has two parts — an incentive fee on income and an incentive fee on capital gains, is payable to TTG Advisers based on our performance, may not be paid unless we achieve certain goals and remains unpaid until certain realization events occur. Because the example above assumes a 5.0% return, as required by the SEC, no incentive fee on income would be payable during the current fiscal year. The amount of the incentive fee in the table is based on the incentive fee on gains and income payable for the most recent fiscal year ended October 31, 2019. For the fiscal year ended October 31, 2019, $0 of income incentive compensation was accured and payable to the Adviser. In addition, on October 31, 2019, the Adviser voluntarily agreed to modify the calculation of the income incentive fee for the fiscal year ended October 31, 2020 (the “Current Incentive Fee Modification”).  See the description of the incentive fees, including the Current Incentive Fee Modification, under “Advisory Agreement” on page 105 below.

(7)         “Other expenses” are based on estimated amounts for the fiscal year ended October 31, 2019. Included in other expenses is estimated current or deferred tax expense incurred by the Company and its consolidated subsidiaries.

(8)         The estimate is based on borrowings outstanding as of October 31, 2019 and our assumption is that our borrowings will remain similar to the amounts outstanding as of that date. We had outstanding borrowings of $140 million at October 31, 2019. The estimate also includes expected interest expense on borrowings during the current fiscal year.

(9)         TTG Advisers agreed to an expense cap for the fiscal year 2019 pursuant to which it absorbs or reimburses operating expenses of the Company (promptly following the completion of such year), to the extent necessary to limit the Company’s expense ratio as a percentage of total assets (i.e., the consolidated expenses of the Company, including any amounts payable to TTG Advisers under the base management fee, but excluding the amount of any interest and other direct borrowing costs, taxes, incentive compensation, payments made by the general partner (“GP”) of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers and extraordinary expenses taken as a percentage of the Company’s total assets less cash) for such year to 3.25%. In addition, for the 2019 fiscal year, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement. The expense cap and voluntary waiver are described further in “Advisory Agreement” on page 105 below. If the voluntary waiver was taken into account in the fee table, the Company’s expense ratio for the current fiscal year would have been 8.95%. TTG Advisers has agreed to continue the expense cap and voluntary waiver for the fiscal year 2020.

SELECTED CONSOLIDATED FINANCIAL DATA

You should read the condensed consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus. Financial information for the fiscal years ended October 31, 2019, 2018, 2017, 2016 and 2015 are derived from the consolidated financial statements. The financial information for the fiscal years ended October 31, 2019, 2018, 2017, 2016 and 2015 were audited by the Company’s current independent registered public accounting firm. The selected financial data and other data for the quarter ended January 31, 2020, and January 31, 2019 are derived from our unaudited financial statements. Interim results as of and for the quarter ended January 31, 2020 are not necessarily indicative of the results that may be expected for the year ending October 31, 2020. The data should be read in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the consolidated financial statements and related notes included elsewhere herein. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments), which are necessary to present fairly the results for such interim periods. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 33 for more information.

Selected Consolidated Financial Data

	For the Quarter Ended January 31, 2020	For the Quarter Ended January 31, 2019	Year Ended October 31,
	(Unaudited)	(Unaudited)	2019	2018	2017	2016	2015
			(In thousands, except per share data)
Operating Data:
Interest and related portfolio income:
Interest and dividend income	$7,462	$6,180	$29,605	$21,262	$17,214	$32,698	$20,402
Fee income	13	38	102	280	1,683	3,255	2,048
Fee income - asset management	311	223	842	1,084	1,138	1,414	1,249
Other income	—	—	—	—	10	—	—

Total operating income	7,786	6,441	30,549	22,626	20,045	37,367	23,699

Expenses:
Management fee	1,370	1,513	6,408	5,890	6,238	7,590	7,845
Portfolio fees - asset management	169	96	343	529	609	741	767
Management fee - asset management	64	71	288	284	245	319	160
Administrative	1,221	1,434	4,826	3,884	4,374	4,253	5,305
Interest and other borrowing costs	2,206	2,484	9,655	10,739	10,288	10,212	10,230
Loss on extinguishment of debt	—	—	—	1,783	—	—	—
Net Incentive compensation (Note 5)	—	—	—	(2,061)	5,598	(2,030)	(9,757)

Total operating expenses	5,030	5,598	21,520	21,048	27,352	21,085	14,550

Expense waiver by Advisor	(37)	(37)	(150)	(150)	(150)	(150)	(150)
Voluntary management fee waiver by Advisor	(514)	(567)	(2,403)	(2,032)	(1,560)	(1,897)	—
Voluntary incentive fee waiver by Advisor	—	—	—	—	—	(1,000)	—
Total waiver by adviser	(551)	(604)	(2,553)	(2,182)	(1,710)	(3,047)	(150)

Total net operating expenses	4,479	4,994	18,967	18,866	25,642	18,038	14,400

Net operating income (loss) before taxes	3,307	1,447	11,582	3,760	(5,597)	19,329	9,299

Tax expense, net	1	—	2	2	2	2	2

Net operating income (loss)	3,306	1,447	11,580	3,758	(5,599)	19,327	9,297

Net realized and unrealized (loss) gain:
Net realized gain (loss) on investments	1,108	5,226	(7,106)	203	89,896	(45,157)	3,700
Net unrealized (depreciation) appreciation on investments	2	(9,726)	11,842	(14,494)	(56,973)	28,628	(50,557)
Net realized and unrealized (loss) gain on investments	1,110	(4,500)	4,736	(14,291)	32,923	(16,529)	(46,857)
Net (decrease) increase in net assets resulting from operations	$4,416	$(3,053)	$16,316	$(10,533)	$27,324	$2,798	$(37,560)

Per Share:
Net (decrease) increase in net assets per share resulting from operations	$0.25	$(0.17)	$0.92	$(0.55)	$1.22	$0.12	$(1.66)
Dividends per share	$0.170	$0.150	$0.620	$(0.600)	$0.555	$0.710	$0.540
Balance Sheet Data:
Portfolio at value	$285,704	$316,152	$340,245	$324,507	$292,525	$360,120	$400,876
Portfolio at cost	361,318	410,580	415,667	409,632	363,218	374,712	443,717
Total assets	372,268	364,347	362,163	347,078	403,409	434,491	516,842
Shareholders’ equity	229,362	216,921	227,959	226,723	279,489	279,558	294,076
Shareholders’ equity per share (net asset value)	$12.94	$12.24	$12.86	$12.46	$13.24	$12.39	$12.95
Common shares outstanding at period end	17,725	17,725	17,725	18,193	21,114	22,556	22,703
Other Data:
Number of Investments funded in period	6	2	12	14	7	15	13
Investments funded ($) in period	$8,351	$3,886	$47,463	$63,003	$12,650	$43,968	$62,591
Repayment/sales in period	66,354	10,150	39,083	22,596	116,012	75,105	65,247
Net investment activity in period	(58,003)	(6,264)	8,380	40,407	(103,362)	(31,137)	(2,656)

	2020	2019				2018				2017
	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
		(In thousands, except per share data)
Quarterly Data (Unaudited):

Total operating income	$7,786	$8,046	$7,469	$8,593	$6,441	$5,888	$6,151	$5,440	$5,147	$5,431	$7,305	$3,929	$3,380

Management fee	1,370	1,662	1,643	1,590	1,513	1,496	1,487	1,496	1,411	1,335	1,393	1,696	1,814
Portfolio fees - asset management	169	82	89	76	96	122	112	148	147	148	146	138	177
Management fee - asset management	64	69	79	69	71	81	70	66	67	67	67	49	62
Administrative	1,221	1,404	998	990	1,434	843	1,010	796	1,235	924	804	1,172	1,474
Interest, fees and other borrowing costs	2,206	2,378	2,510	2,283	2,484	2,238	2,403	2,981	3,117	2,495	2,649	2,606	2,538
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	1,783	—	—	—	—
Net Incentive compensation	—	—	—	—	—	—	(1,316)	(1,012)	267	(1,224)	5,077	985	760
Total waiver by adviser	(551)	(660)	(654)	(635)	(604)	(598)	(595)	(599)	(390)	(372)	(386)	(461)	(491)
Tax expense	1	—	1	1	—	1	—	1	—	1	—	—	1
Net operating income (loss) before net realized and unrealized gains	3,306	3,111	2,803	4,219	1,447	1,705	2,980	1,563	(2,490)	2,057	(2,445)	(2,256)	(2,955)
Net (decrease) increase in net assets resulting from operations	4,416	3,057	348	15,964	(3,053)	(2,220)	(5,870)	(3,393)	950	(4,028)	23,906	3,069	4,377
Net (decrease) increase in net assets resulting from operations per share	0.25	0.17	0.02	0.90	(0.17)	(0.10)	(0.32)	(0.18)	0.05	(0.17)	1.06	0.14	0.19
Net asset value per share	$12.94	$12.86	$12.86	$12.99	$12.24	$12.46	$12.62	$13.09	$13.42	$13.24	$13.38	$12.45	$12.45

RISK FACTORS

Investing in MVC Capital involves a number of significant risks relating to our business and investment objective. As a result, there can be no assurance that we will achieve our investment objective. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The Company’s risk factors include those directly related to the Company’s business, its investments, and potential offerings.

BUSINESS RISKS

Business risks are risks that are associated with general business conditions, the economy, and the operations of the Company. Business risks are not risks associated with our specific investments or an offering of our securities.

We depend on key personnel of TTG Advisers, especially Mr. Tokarz, in seeking to achieve our investment objective.

We depend on the continued services of Mr. Tokarz and certain other key management personnel of TTG Advisers. If we were to lose access to any of these personnel, particularly Mr. Tokarz, it could negatively impact our operations and we could lose business opportunities. There is a risk that Mr. Tokarz’s expertise may be unavailable to the Company, which could significantly impact the Company’s ability to achieve its investment objective.

Our returns may be substantially lower than the average returns historically realized by the private equity industry as a whole.

Past performance of the private equity industry is not necessarily indicative of that sector’s future performance, nor is it necessarily a good proxy for predicting the returns of the Company. We cannot guarantee that we will meet or exceed the rates of return historically realized by the private equity industry as a whole. Additionally, our overall returns are impacted by certain factors related to our structure as a publicly-traded business development company, including:

•                  The substantially lower return we are likely to realize on short-term liquid investments during the period in which we are identifying potential investments, and

•                  The periodic disclosure required of business development companies, which could result in the Company being less attractive as an investor to certain potential portfolio companies.

Substantially all of our portfolio investments and escrow receivables are recorded at “fair value” and, as a result, there is a degree of uncertainty regarding the carrying values of our portfolio investments.

Pursuant to the requirements of the 1940 Act, because our portfolio company investments do not have readily ascertainable market values, we record these investments at fair value in accordance with our Valuation Procedures adopted by our Board of Directors. As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors’ supervision and pursuant to the Valuation Procedures.

At January 31, 2020, approximately 75.2% of our total assets represented portfolio investments recorded at fair value.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. In determining the fair value of a portfolio investment, the Valuation Committee analyzes, among other factors, the portfolio company’s financial results and projections and publicly traded comparable companies when available, which may be dependent on general economic conditions. We specifically value each individual investment and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication (based on a significant development) that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value, where appropriate. Without a readily ascertainable market value and because of the inherent uncertainty of fair valuation, fair value of our investments may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Pursuant to our Valuation Procedures, our Valuation Committee (which is comprised of three Independent Directors) reviews, considers and determines fair valuations on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). Any changes in valuation are recorded in the consolidated statements of operations as “Net change in unrealized appreciation (depreciation) on investments.”

We previously identified a material weakness in our internal control over financial reporting, which has now been remediated. Any future failure to establish and maintain effective internal control over financial reporting could result in material misstatements in our financial statements and cause investors to lose confidence in our reported financial information, which in turn could cause the trading price of our securities to decline.

We previously identified a material weakness in our internal control over financial reporting related to the valuation of certain portfolio companies and, as a result of such weakness, our management concluded that our disclosure controls and procedures and internal control over financial reporting were not effective as of October 31, 2014 and October 31, 2015. This contributed to a delay in the filing of certain prior financial statements. The material weakness concerned the design and operating effectiveness of certain valuation related controls associated with investments in certain affiliated or controlled portfolio companies (e.g., MVC Automotive and Trientis). The Company addressed the material weakness through, among other things, adding new controls and enhancing existing controls surrounding the valuation process and financial reporting oversight of various controlled/affiliated portfolio companies.

Although we have remediated this material weakness in our internal control over financial reporting, any failure to improve our disclosure controls and procedures or internal control over financial reporting to address any identified weaknesses in the future, if they were to occur, could prevent us from maintaining accurate accounting records and discovering material accounting errors. Any of these results could adversely affect our business and the value of our common stock.

Economic recessions or downturns could impair our portfolio companies and have a material adverse impact on our business, financial condition and results of operations.

Many of the companies in which we have made or will make investments may be susceptible to adverse economic conditions. Adverse economic conditions could occur for various reasons including changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates, the liquidity of investments and other factors including terrorism, war, natural disasters and disease/virus epidemics. For example, the recent outbreak of coronavirus, or COVID-19, in many countries continues to adversely impact global commercial activity and has contributed to significant volatility in financial markets. The outbreak of COVID-19 may have a material adverse impact on the ability of our portfolio companies to fulfill their end customers’ orders due to disruptions to employment and supply chains, reduced productivity, restrictions on travel, quarantines, business closings, limited access to key commodities or technologies or other events that impact their manufacturers or their suppliers, and reduced customer and client activity. The operational and financial performance of the portfolio companies in which we make investments may be significantly impacted by COVID-19, which may in turn impact the valuation of our investments. Such events have affected, and may in the future affect, the global and U.S. capital markets, and our business, financial condition or results of operations. The risk of further spreading of COVID-19 has led to significant uncertainty and volatility in the financial markets and has disrupted the global economy. The full extent of such impacts cannot necessarily be foreseen at the present time. The impacts may be short term or may last for an extended period of time, and may exacerbate other pre-existing political, social and economic risks in certain countries. Adverse economic conditions may affect the ability of a company to engage in a liquidity event. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets. Depending on market conditions, we could incur substantial realized losses and suffer unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations.

Our overall business of making loans or private equity investments may be affected by market conditions. The absence of an active mezzanine lending or private equity environment may slow the amount of private equity investment activity. As a result, the pace of our investment activity may slow, which could impact our ability to achieve our investment objective. In addition, significant changes in the capital markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the amount and timing of any gains realized on our investments and thus have a material adverse impact on our financial condition.

Depending on market conditions, we could incur substantial realized and unrealized losses in future periods, which could have a material adverse impact on our business, financial condition and results of operations. Declines in the fair and/or market values of the Company’s investments could lead to diminished investment opportunities for the Company, prevent the Company from successfully executing its investment strategies or require the Company to dispose of investments at a loss.

We may not realize gains from our equity investments.

When we invest in mezzanine and senior debt securities, we may acquire warrants or other equity securities as well. We may also invest directly in various equity securities. Our goal is ultimately to realize gains upon our disposition of such interests. However, the equity interests we receive or invest in may not appreciate in value and, in fact, may decline in value. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it would be advantageous to sell. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

The market for private equity/debt investments can be highly competitive. In some cases, our status as a regulated business development company may hinder our ability to participate in investment opportunities.

We face competition in our investing activities from private equity funds, other business development companies, investment banks, investment affiliates of large industrial, technology, service and financial companies, small business investment companies, wealthy individuals and foreign investors. As a regulated business development company, we are required to disclose quarterly the name and business description of portfolio companies and the value of any portfolio securities. Many of our competitors are not subject to this disclosure requirement. Our obligation to disclose this information could hinder our ability to invest in certain portfolio companies. Additionally, other regulations, current and future, may make us less attractive as a potential investor to a given company than a private equity fund not subject to the same regulations. Furthermore, some of our competitors have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making certain investments.

Our ability to use our capital loss carryforwards may be subject to limitations.

On October 31, 2019, the Company had a net capital loss carryforward of approximately $9.3 million. The Company had approximately $75.4 million in unrealized losses as of October 31, 2019.  If we experience an aggregate 50% shift in the ownership of our common stock from shareholder transactions over a three year period (e.g., if a shareholder acquires 5% or more of our outstanding shares of common stock, or if a shareholder who owns 5% or more of our outstanding shares of common stock significantly increases or decreases its investment in the Company), our ability to utilize our capital loss carryforwards to offset future capital gains may be severely limited. Further, in the event that we are deemed to have failed to meet the requirements to qualify as a RIC, our ability to use our capital loss carryforwards could be adversely affected. Please see “Federal Income Tax Matters” for more information.

Loss of pass-through tax treatment would substantially reduce net assets and income available for dividends.

We have operated so as to qualify as a RIC. If we meet source of income, diversification and distribution requirements, we will qualify for effective pass-through tax treatment. We would cease to qualify for such pass-through tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our shareholders because in certain cases we may recognize income before or without receiving cash representing such income, such as in the case of debt obligations that are treated as having original issue discount. If we fail to qualify as a RIC, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our shareholders, and all of our distributions will be taxed to our shareholders as ordinary corporate distributions. Even if we qualify as a RIC, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least: (1) 98% of our ordinary income during each calendar year, (2) 98.2% of our capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gain net income for the previous years that were not distributed during those years, we generally will be subject to a 4% excise tax on certain undistributed amounts.

There are certain risks associated with the Company holding debt obligations that are treated under applicable tax rules as having original issue discount.

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as debt instruments with payment-in-kind, or PIK, interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. We anticipate that a portion of our income may constitute OID or other income required to be included in taxable income prior to receipt of cash. Further, we may elect to include market discount in our taxable income in the current year, instead of upon disposition, as failing to make such election would limit our ability to deduct interest expenses for tax purposes.

Any OID or other amounts accrued will be included in our investment company taxable income for the year of the accrual. Therefore, we may be required to make a distribution to our shareholders in order to satisfy the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code, even though we will not have received any corresponding cash amount. As a result, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax, as described in the previous risk factor regarding loss of pass-through tax treatment.

Additionally, the higher interest rates of OID instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID instruments generally represent a significantly higher credit risk than coupon loans. Even if the accounting conditions for income accrual are met, the borrower could still default when the Company’s actual collection is supposed to occur at the maturity of the obligation.

OID instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID income may also create uncertainty about the source of the Company’s cash distributions. For accounting purposes, any cash distributions to shareholders representing OID income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. Thus, despite the fact that a distribution of OID income comes from the cash invested by the shareholders, the 1940 Act does not require that shareholders be given notice of this fact by reporting it as a return of capital. PIK interest has the effect of generating investment income and potentially increasing the incentive fees payable to TTG Advisers at a compounding rate. In addition, the deferral of PIK interest also reduces the loan-to-value ratio at a compounding rate. Furthermore, OID creates the risk that fees will be paid to TTG Advisers based on non-cash accruals that ultimately may not be realized, while TTG Advisers will be under no obligation to reimburse the Company for these fees.

Our ability to grow depends on our ability to raise capital.

To fund new investments or other activities, periodically we may need to issue equity securities or borrow from financial institutions. Unfavorable economic conditions, among other things, could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. If we fail to obtain capital to fund our investments, it could limit both our ability to grow our business and our profitability. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ depends on TTG Advisers’ and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to maintain our current facilities or obtain other lines of credit at all or on terms acceptable to us.

Complying with the RIC requirements may cause us to forgo otherwise attractive opportunities.

In order to qualify as a RIC for U.S. federal income tax purposes, we must satisfy tests concerning the sources of our income, the nature and diversification of our assets and the amounts we distribute to our shareholders. We may be unable to pursue investments that would otherwise be advantageous to us in order to satisfy the source of income or asset diversification requirements for qualification as a RIC. In particular, to qualify as a RIC, at least 50% of our assets must be in the form of cash and cash items, Government securities, securities of other RICs, and other securities that represent not more than 5% of our total assets and not more than 10% of the outstanding voting securities of the issuer. We have from time to time held a significant portion of our assets in the form of securities that exceed 5% of our total assets or more than 10% of the outstanding voting securities of an issuer, and compliance with the RIC requirements may restrict us from making investments that represent more than 5% of our total assets or more than 10% of the outstanding voting securities of the issuer. Thus, compliance with the RIC requirements may hinder our ability to take advantage of investment opportunities believed to be attractive, including potential follow-on investments in certain of our portfolio companies.

Regulations governing our operation as a business development company affect our ability to, and the way in which we, raise additional capital.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock or warrants at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of the Company and its stockholders, and, if required by law or regulation, our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

We intend to continue to qualify as a business development company (“BDC”) under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70%

of their total assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Changes in the law or regulations that govern business development companies and RICs, including changes in tax laws or regulations, may significantly impact our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels, including federal securities law and federal taxation law. These laws and regulations, as well as their interpretation, may change from time to time. A change in these laws or regulations may significantly affect our business.

Results may fluctuate and may not be indicative of future performance.

Our operating results will fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. In addition to many of the above-cited risk factors, other factors could cause operating results to fluctuate including, among others, variations in the investment origination volume and fee income earned, variation in timing of prepayments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions.

Our common stock price can be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•                  Price and volume fluctuations in the overall stock market from time to time;

•                  Significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•                  Volatility resulting from trading by third parties in derivative instruments that use our common stock as the referenced asset, including puts, calls, long-term equity participation securities, or LEAPs, or short trading positions;

•                  Changes in regulatory policies or tax guidelines with respect to business development companies or RICs;

•                  Our adherence to applicable regulatory and tax requirements;

•                  Actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•                  General economic conditions and trends;

•                  Loss of a major funding source, which would limit our liquidity and our ability to finance transactions;

•                  Changes in interest rates; or

•                  Departures of key personnel of TTG Advisers.

We are subject to market discount risk.

As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our NAV, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our NAV. Although our shares, from time to time, had traded at a premium to our NAV, in more recent years, our shares have traded at a discount to NAV, which discount may fluctuate over time. Our common stock has historically traded at prices below our net asset value per share and was trading as of January 31, 2020 at an approximately 26% discount to NAV. Therefore, shareholders selling their shares will likely have to sell at a significant discount to NAV per share.

We have not established a mandated minimum dividend payment level and we cannot assure you of our ability to make distributions to our shareholders in the future.

We cannot assure that we will achieve investment results that will allow us to make cash distributions or year-to-year increases in cash distributions. Our ability to make distributions is impacted by, among other things, the risk factors described in this prospectus. In addition, the asset coverage test applicable to us as a business development company can limit our ability to make distributions. Any distributions will be made at the discretion of our Board of Directors and will depend on our earnings, our financial condition, maintenance of our RIC status and such other factors as our Board of Directors may deem relevant from time to time. We cannot assure you of our ability to make distributions to our shareholders.

During certain periods, our distributions have exceeded and may, in the future, exceed our taxable earnings and profits. Therefore, during those times, portions of the distributions that we make may represent a return of capital to you for tax purposes, which will reduce your tax basis in your shares.

During certain periods, our distributions have exceeded and may, in the future, exceed our earnings and profits. For example, in the event that we encounter delays in locating suitable investment opportunities, we may pay all or a portion of our distributions from the proceeds of any securities offering, from borrowings that were made in anticipation of future cash flow or from available funds. Therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. A return of capital generally is a return of your investment rather than a return of earnings or gains derived from our investment activities and will be made after deducting the fees and expenses payable in connection with the offering. Such a return of capital is not taxable, but reduces your tax basis in your shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment.

We have borrowed and may continue to borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

We have borrowed and may continue to borrow money (subject to the 1940 Act limits) in seeking to achieve our investment objective going forward. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, can increase the risks associated with investing in our securities.

Under the provisions of the 1940 Act, we are permitted, as a business development company, to borrow money or “issue senior securities” only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Under the recently passed Small Business Credit Availability Act, subject to satisfying certain disclosure requirements and obtaining board or shareholder approval, the asset coverage requirement under the 1940 Act has been lowered to 150%. As of the date hereof, we remain subject to the 200% asset coverage requirement.

We have borrowed from and may continue to borrow from, and issue senior debt securities to, banks, insurance companies and other private and public lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to the claims of our common shareholders. If the value of our assets increases, then leveraging would cause the NAV attributable to our common stock to increase more sharply than it would have had we not used leverage. Conversely, if the value of our consolidated assets decreases, leveraging would cause the NAV to decline more sharply than it otherwise would have had we not used leverage.

Similarly, any increase in our consolidated income in excess of consolidated interest expense on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

As of October 31, 2019, we have outstanding approximately $115.0 million of Senior Notes II (as defined below), due on November 30, 2022. We also have access to leverage through credit facilities.

Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures.  The amount of leverage that we employ at any particular time will depend on our management’s and our Board of Director’s assessments of market and other factors at the time of any proposed borrowing.

We may be unable to meet our covenant obligations under our credit facility, which could adversely affect our business.

Credit Facility IV (as defined below) imposes certain financial and operating covenants that may restrict a portion of our business activities, including limitations that could hinder our ability to obtain additional financings and in some cases, to increase our dividends.  If we cannot meet these covenants, events of default would arise, which could result in payment of the applicable indebtedness being accelerated and may limit our ability to execute on our investment strategy, as would be the case if we were unable to renew such facility. Any additional facility we access could also impose additional covenants that could restrict our business activities.  A failure to add new or replacement debt facilities or issue additional debt securities or other evidences of indebtedness could have an adverse effect on our business, financial condition or results of operations.

Changes in interest rates may affect our cost of capital and net operating income and our ability to obtain additional financing.

Because we have borrowed and may continue to borrow money to make investments, our net investment income before net realized and unrealized gains or losses, or net investment income, may be dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income. In periods of declining interest rates, we may have difficulty investing our borrowed capital into investments that offer an appropriate return. Because of the generally fixed-rate nature of our debt investments and our borrowings, a hypothetical 1% increase or 1% decrease in interest rates is not expected to have a determinable (or easily predictable) material impact on the Company’s net investment income. In periods of sharply rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We may utilize our short-term credit facilities as a means to bridge to long-term financing. Our long-term fixed-rate investments are financed primarily with equity and long-term fixed-rate debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Additionally, we cannot assure you that financing will be available on acceptable terms, if at all. Deterioration in the credit markets, which could delay our ability to sell certain of our loan investments in a timely manner, could also negatively impact our cash flows.

A small portion of our existing investment portfolio was not selected by the investment team of TTG Advisers.

As of January 31, 2020, 3.2% of the Company’s assets consisted of Legacy Investments. These investments were made pursuant to the Company’s prior investment objective of seeking long-term capital appreciation from venture capital investments in information technology companies.

Until a “liquidity event” occurs, i.e., a sale, public offering or merger, these Legacy Investments will remain in the Company’s portfolio.

Under the Advisory Agreement, TTG Advisers is entitled to compensation based on our portfolio’s performance. This arrangement may result in riskier or more speculative investments in an effort to maximize incentive compensation. Additionally, because the base management fee payable under the Advisory Agreement is based on total assets less cash, TTG Advisers may have an incentive to increase portfolio leverage in order to earn higher base management fees.

The way in which the compensation payable to TTG Advisers is determined may encourage the investment team to recommend riskier or more speculative investments and to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would adversely affect our shareholders, including investors in this offering. In addition, key criteria related to determining appropriate investments and investment strategies, including the preservation of capital, might be under-weighted if the investment team focuses exclusively or disproportionately on maximizing returns.

There are potential conflicts of interest that could impact our investment returns.

Our officers and directors, and members of the TTG Advisers investment team, may serve other entities, including the PE Fund and Series A of Public Pension Capital, LLC (the “PPC Fund”), TTGA C-I MMF LP (the “Private Fund”) and others that operate in the same or similar lines of business as we do. Accordingly, they may have obligations to those entities, the fulfillment of which might not be in the best interests of us or our shareholders. It is possible that new investment opportunities that meet our investment objective may come to the attention of one of the management team members or our officers or directors in his or her role as an officer or director of another entity or as an investment professional associated with that entity, and, if so, such opportunity might not be offered, or otherwise made available, to us.

Additionally, as an investment adviser, TTG Advisers has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if TTG Advisers manages any additional investment vehicles or client accounts (which includes its current management of the PE Fund, PPC Fund and the Private Fund), TTG Advisers will endeavor to allocate investment opportunities in a fair and equitable manner. When the investment professionals of TTG Advisers identify an investment, they will have to choose which investment fund should make the investment. As a result, there may be times when the management team of TTG Advisers has interests that differ from those of our shareholders, giving rise to a conflict. In an effort to mitigate situations that give rise to such conflicts, TTG Advisers adheres to a policy (which was approved by our Board of Directors) relating to allocation of investment opportunities, which generally requires, among other things, that TTG Advisers continue to offer the Company  opportunities in (i) mezzanine and debt securities and (ii) equity or other “non-debt” investments that are (a) expected to be equal to or less than the lesser of 10% of the Company’s net assets or $25.0 million, and (b) issued by U.S. companies with less than $150.0 million in revenues during the prior twelve months (“MVC Targeted Investments”) that are not Non-Diversified Investments. For more information on the allocation policy, please see “About MVC Capital — Our Investment Strategy — Allocation of Investment Opportunities” below.

Our relationship with any investment vehicle we or TTG Advisers manage could give rise to conflicts of interest with respect to the allocation of investment opportunities between us on the one hand and the other vehicles on the other hand.

Our subsidiaries are authorized to and serve as a general partner or managing member to a private equity or other investment vehicle(s) (“Other Vehicles”). In addition, TTG Advisers may serve as an investment manager, sub-adviser or portfolio manager to Other Vehicles. Further, Mr. Tokarz is a co-founder of PPC Enterprises, LLC, a registered investment adviser that provides advisory services to Series A of the PPC Fund.  As a result of this relationship, certain of PPC’s principals and other PPC investment professionals may make themselves available, from time to time, to consult with TTG Advisers on investment matters relating to MVC or the PE Fund.  In this connection, certain employees of PPC are “associated persons” of TTG Advisers when providing certain services on behalf of TTG Advisers and, in this capacity, are subject to its oversight and supervision.  Likewise, TTG Advisers makes available to PPC certain investment professionals that are employed by TTG Advisers to provide services for PPC and the PPC Fund.  The foregoing raises a potential conflict of interest with respect to allocation of investment opportunities to us, on the one hand and to the Other Vehicles on the other hand. The Board and TTG Advisers have adopted an allocation policy (described below) to help mitigate potential conflicts of interest among us and Other Vehicles. For more information on the allocation policy, please see “About MVC Capital — Our Investment Strategy — Allocation of Investment Opportunities” below.

Wars, terrorist attacks, and other acts of violence may affect any market for our common stock, impact the businesses in which we invest and harm our operations and our profitability.

Wars, terrorist attacks and other acts of violence are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the unrest, wars and occupation cannot be predicted with any certainty. Furthermore, terrorist attacks may harm our results of operations and your investment. We cannot assure you that there will not be further terrorist attacks against the United States or U.S. businesses. Such attacks and armed conflicts in the United States or elsewhere may impact the businesses in which we invest directly or indirectly, by undermining economic conditions in the United States. Losses resulting from terrorist events are generally uninsurable.

We are dependent on information systems, and systems failures, as well as operating failures, could disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

• sudden electrical or telecommunications outages;

• natural disasters such as earthquakes, tornadoes and hurricanes;

• disease pandemics;

• events arising from local or larger scale political or social matters, including terrorist acts; and

• cyber-attacks.

In addition to our dependence on information systems, poor operating performance by our service providers could adversely impact us.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our securities and our ability to pay distributions to our stockholders.

Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, financial condition and operating results.

A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve a third party or our own personnel gaining unauthorized access to our information systems for purposes of obtaining ransom payments, misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for loss or misappropriation of data, stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our reputation or business relationships. As our business relies on technology, we are subject to the risks posed to our information systems, both internal and those provided by third-party service providers. These third-party service providers have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident.

Our financial condition and results of operations will depend on our ability to effectively manage our future growth.

Our ability to achieve our investment objective can depend on our ability to achieve continued growth. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services and our access to financing sources on acceptable terms. As we grow, TTG Advisers may need to hire, train, supervise and manage new employees. Failure to effectively manage our future growth could have a material adverse effect on our business, financial condition and results of operations.

INVESTMENT RISKS

Investment risks are risks associated with our determination to execute on our business objective. These risks are not risks associated with general business conditions or those relating to an offering of our securities.

Investing in private companies involves a high degree of risk.

Our investment portfolio generally consists of loans to, and investments in, private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses and, accordingly, should be considered speculative. There is generally very little publicly available information about the companies in which we invest, and we rely significantly on the due diligence of the members of the investment team to obtain information in connection with our investment decisions. It is thus difficult, and often impossible, to protect the Company from the risk of fraud, misrepresentation or poor judgment by these companies.

Our investments in portfolio companies are generally illiquid.

We generally acquire our investments directly from the issuer in privately negotiated transactions. Most of the investments in our portfolio (other than cash or cash equivalents and certain other investments made pending investments in portfolio companies such as investments in exchange-traded funds) are typically subject to restrictions on resale or otherwise have no established trading market. We may exit our investments when the portfolio company has a liquidity event, such as a sale, recapitalization or initial public offering. The illiquidity of our investments may adversely affect our ability to dispose of equity and debt securities at times when it may be otherwise advantageous for us to liquidate such investments. In addition, if we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current fair value of such investments.

Our investments in small and middle-market privately-held companies are extremely risky and the Company could lose its entire investment.

Investments in small and middle-market privately-held companies are subject to a number of significant risks including the following:

•                  Small and middle-market companies may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to companies that typically do not have capital sources readily available to them. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the borrowers to repay their loans to us upon maturity.

•                  Small and middle-market companies typically have narrower product lines and smaller market shares than large companies. Because our target companies are smaller businesses, they may be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, smaller companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities, and a larger number of qualified managerial and technical personnel.

•                  There is generally little or no publicly available information about these privately-held companies. There is generally little or no publicly available operating and financial information about privately-held companies. As a result, we rely on our investment professionals to perform due diligence investigations of these privately-held companies, their operations and their prospects. We may not learn all of the material information we need to know regarding these companies through our investigations. It is difficult, if not impossible, to protect the Company from the risk of fraud, misrepresentation or poor judgment by our portfolio companies. Accordingly, the Company’s performance (including the valuation of its investments) is subject to the ongoing risk that the portfolio companies or their employees, agents, or service providers, may commit fraud adversely affecting the value of our investments.

•                  Small and middle-market companies generally have less predictable operating results. We expect that our portfolio companies may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, finance expansion or maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders.

•                  Small and middle-market businesses are more likely to be dependent on one or two persons. Typically, the success of a small or middle-market company also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us.

•                  Small and middle-market companies are likely to have greater exposure to economic downturns than larger companies. We expect that our portfolio companies will have fewer resources than larger businesses and an economic downturn may thus more likely have a material adverse effect on them.

•                  Small and middle-market companies may have limited operating histories. We may make debt or equity investments in new companies that meet our investment criteria. Portfolio companies with limited operating histories are exposed to the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

Our borrowers may default on their payments, which may have an effect on our financial performance.

We may make long-term unsecured, subordinated loans, which may involve a higher degree of repayment risk than conventional secured loans. We primarily invest in companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. In addition, numerous factors may adversely affect a portfolio company’s ability to repay a loan we made to it, including the failure to meet a business plan, a downturn in its industry or operating results, or negative economic conditions. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral.

Our investments in mezzanine and other debt securities may involve significant risks.

Our investment strategy contemplates investments in mezzanine and other debt securities of privately held companies. “Mezzanine” investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. We may also make senior secured and other types of loans or debt or similar income producing investments. Our debt or similar income producing investments are not, and typically will not be, rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade quality (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s, commonly referred to as “junk bonds”). Loans of below investment grade quality have predominantly speculative characteristics with respect to the borrower’s capacity to pay interest and repay principal. Our debt investments in portfolio companies may thus result in a high level of risk and volatility and/or loss of principal.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair such companies’ ability to finance their future operations and capital needs. As a result, the flexibility of these companies’ to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore may invest a significant portion of our assets in a relatively small number of portfolio companies, which subjects us to a risk of significant loss should the performance or financial condition of one or more portfolio companies deteriorate.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of portfolio companies and/or in a limited number of industries. For example, as of January 31, 2020, the fair value of our largest investment, Custom Alloy Corporation, comprised 18.1% of our net assets.   Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may continue to be significantly represented among our investments. To the extent that we have large positions in the securities of a small number of portfolio companies, we are subject to an increased risk of significant loss should the performance or financial condition of these portfolio companies or their respective industries deteriorate. We may also be more susceptible to any single economic or regulatory occurrence as a result of holding large positions in a small number of portfolio companies.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control or influence the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

We currently have, and anticipate making debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our interests. Due to the lack of liquidity in the markets for our investments in privately held companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

Some of our loans to our portfolio companies may be structured to include customary business and financial covenants placing affirmative and negative obligations on the operation of each company’s business and its financial condition. However, from time to time, we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

Our portfolio companies may incur obligations that rank equally with, or senior to, our investments in such companies. As a result, the holders of such obligations may be entitled to payments of principal or interest prior to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization, acquisition, merger or bankruptcy of the relevant portfolio company.

Our portfolio companies may have other obligations that rank equally with, or senior to, the securities in which we invest. By their terms, such other securities may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in the relevant portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying investors that are senior to us, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of other securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other investors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. As a result, we may be prevented from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Recent tax legislation may have unanticipated effects on us.

On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act, which significantly changed the Code, including, a reduction in the corporate income tax rate, a new limitation on the deductibility of interest expense, and significant changes to the taxation of income earned from foreign sources and foreign subsidiaries. The Tax Cuts and Jobs Act also authorizes the IRS to issue regulations with respect to the new provisions. The Tax Cuts and Jobs Act, or regulations or other guidance issued under it, might affect us, our business or the business of our portfolio companies.

Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy has resulted in some investments in debt or equity of foreign companies (subject to applicable limits prescribed by the 1940 Act). These risks may be even more pronounced for investments in less developed or emerging market countries. Investing in foreign companies can expose us to additional risks not typically associated with investing in U.S. companies. These risks include exchange rates, changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility, including developing or emerging market countries. A portion of our investments are located in countries that use the euro as their official currency. The USD/euro exchange rate, like foreign exchange rates in general, can be volatile and difficult to predict. This volatility could materially and adversely affect the value of the Company’s shares and our interests in affected portfolio companies.

Hedging transactions may expose us to additional risks.

We may enter into hedging transactions to seek to reduce currency, commodity or other rate risks. However, unanticipated changes in currency or other rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions.  In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect or effective correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies.

Our investments in private equity funds, including the PE Fund, are subject to substantial risk, including a loss of investment.

The PE Fund is not, and other private equity funds in which the Company may invest, will not be registered as an investment company under the 1940 Act. Therefore, with respect to its investments in such funds, the Company will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies, such as the limitations applicable to the use of leverage and the requirements concerning custody of assets, composition of boards of directors and approvals of investment advisory arrangements. Additionally, the interests in the PE Fund are privately placed and are not registered under the Securities Act, and the PE Fund is not a reporting company under the 1934 Act. Accordingly, the amount of information available to investors about the PE Fund will be limited.

Investment in a private equity fund involves the same types of risks associated with an investment in any operating company. However, the investments made by private equity funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value since no ready market typically exists for the securities of companies held in a private equity fund’s portfolio. (See “Determination of Company’s Net Asset Value — Valuation Methodology” on page 95, which discusses our valuation policy respecting our interest in the PE Fund.) Investing in private equity investments is intended for long-term investment by investors who can accept the risks associated with making highly speculative, primarily illiquid investments in privately negotiated transactions, and who can bear the risk of loss of their investment. Attractive investment opportunities in private equity may occur only periodically, if at all. Furthermore, private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Due to recent market conditions, however, the availability of such financing has been reduced dramatically, limiting the ability of private equity to obtain the required financing.

Investing in our securities may involve a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our securities may not be suitable for someone with a low risk tolerance.

OFFERING RISKS

Offering risks are risks that are associated with an offering of our securities.

Our common stock price can be volatile.

The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•                  price and volume fluctuations in the overall stock market from time to time;

•                  significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•                  volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity participation securities, or LEAPs, or short trading positions;

•                  changes in regulatory policies or tax guidelines with respect to business development companies or RICs;

•                  actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•                  general economic conditions and trends;

•                  loss of a major funding source; or

•                  departures of key personnel of TTG Advisers.

Our common stock has historically traded at prices below our net asset value per share.

It is not possible to predict whether any common stock offered under this offering will trade at, above or below net asset value. Our common stock has historically traded at prices below our net asset value per share and was trading as of January 31, 2020 at an approximately 26.0% discount to NAV. Therefore, shareholders selling their shares will likely have to sell at a significant discount to their purchase price.

Investing in our securities may involve a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our securities may not be suitable for someone with a low risk tolerance.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering of our securities and may use the net proceeds from the offering in ways with which you may not agree.

Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing shareholders and be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

In the future, we may attempt to increase our capital resources by making additional offerings of equity or debt securities, including medium-term notes, senior or subordinated notes and classes of preferred stock or common stock. Upon the liquidation of our Company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings will receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing shareholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. However, it is the Company’s current expectation that, in the current fiscal year, it may issue debt securities that would be senior to the Company’s common stock. Our shareholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

Information contained in this prospectus may contain “forward-looking statements” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations or similar words or phrases. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new investments, maintain certain margins and levels of profitability, access the capital markets for equity and debt capital, the ability to meet regulatory requirements and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described in “Risk Factors” and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. The forward-looking statements contained in this prospectus and any accompanying prospectus supplement are excluded from the safe harbor protection provided by Section 27A of the Securities Act.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities for general corporate purposes, including, for example, investing in portfolio companies in accordance with our investment objective and strategy, repaying debt, funding distributions, funding our subsidiaries’ activities and/or repurchasing our shares either pursuant to the share repurchase program adopted by the Board or pursuant to one or more tender offers conducted under Rule 13e-4 of the 1934 Act. Pending such uses, we will hold the net proceeds from the sale of our securities in cash or invest all or a portion of such net proceeds in short term, liquid investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NYSE under the symbol “MVC.” The following table lists the high and low closing sales prices for our common stock, and the closing sales price as a percentage of net asset value. On April 15, 2020, the last reported sale price on the NYSE for our common stock was $5.87 and on January 31, 2020, the Company’s net asset value per share was $12.94. To view the Company’s latest net asset value per share, visit the Company’s Internet website address at http://www.mvccapital.com.

	NAV	Closing Sale Price High	Closing Sale Price Low	Premium/(Discount) of High Sales Price to NAV	Premium/(Discount) of Low Sales Price to NAV	Declared Dividends

Fiscal Year ending October 31, 2015
First Quarter	14.58	11.24	9.48	-22.91%	-34.98%	0.135
Second Quarter	13.93	10.11	9.36	-27.42%	-32.81%	0.135
Third Quarter	13.18	10.36	9.61	-21.40%	-27.09%	0.135
Fourth Quarter	12.95	9.73	8.02	-24.86%	-38.07%	0.135

Fiscal Year ending October 31, 2016
First Quarter	12.43	8.49	6.82	-31.70%	-45.13%	0.305
Second Quarter	12.56	7.72	6.85	-38.54%	-45.46%	0.135
Third Quarter	12.27	8.37	7.14	-31.78%	-41.81%	0.135
Fourth Quarter	12.39	8.71	7.95	-29.70%	-35.84%	0.135

Fiscal Year ending October 31, 2017
First Quarter	12.45	8.80	8.24	-29.32%	-33.82%	0.135
Second Quarter	12.45	9.06	8.47	-27.23%	-31.97%	0.135
Third Quarter	13.38	10.40	8.65	-22.27%	-35.35%	0.135
Fourth Quarter	13.24	10.80	9.82	-18.43%	-25.83%	0.15

Fiscal Year ending October 31, 2018
First Quarter	13.42	10.96	10.50	-18.33%	-21.76%	0.15
Second Quarter	13.09	10.57	9.89	-19.25%	-24.45%	0.15
Third Quarter	12.62	10.11	9.25	-19.89%	-26.70%	0.15
Fourth Quarter	12.46	9.87	9.05	-20.79%	-27.37%	0.15

Fiscal Year ending October 31, 2019
First Quarter	12.24	9.18	7.96	-25.00%	-34.97%	0.15
Second Quarter	12.99	9.51	8.94	-26.79%	-31.18%	0.15
Third Quarter	12.86	9.60	8.90	-25.35%	-30.79%	0.15
Fourth Quarter	12.86	9.47	8.64	-26.36%	-32.81%	0.17

Our common stock price per share has generally traded at a significant discount to our net asset value per share. We cannot predict whether our shares of common stock will trade at a premium or discount to net asset value in the future.

Currently, the Company has a policy of seeking to pay quarterly dividends to shareholders. Our quarterly dividends, if any, will be determined by our Board. Recently, on January 10, 2020, we paid a quarterly dividend of $0.17 per share to shareholders of record on January 3, 2020, which was declared on December 23, 2019.

We maintain a dividend reinvestment plan for our registered shareholders. As a result, if our Board declares a dividend or distribution, certain shareholders can have any cash dividends and distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

OVERVIEW

The Company is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. The Company’s investment objective is to seek to maximize total return from capital appreciation and/or income, though our current focus is on yield generating investments.

On November 6, 2003, Mr. Tokarz assumed his positions as Chairman and Portfolio Manager of the Company. He and the Company’s management team are seeking to implement our investment objective (i.e., to maximize total return from capital appreciation and/or income) through making a broad range of private investments in a variety of industries.

The investments can include senior or subordinated loans, convertible debt and convertible preferred securities, common or preferred stock, equity interests, warrants or rights to acquire equity interests and other private equity transactions, among other investments. During the fiscal year ended October 31, 2018, the Company made six new investments and follow-on investments in eight existing portfolio companies totaling approximately $62.3 million. During the fiscal year ended October 31, 2019, the Company made six new investments and follow-on investments in six existing portfolio companies totaling approximately $44.9 million.

The Company’s prior investment objective was to achieve long-term capital appreciation from venture capital investments in information technology companies. Accordingly, the Company’s investments had focused on investments in equity and debt securities of information technology companies. As of October 31, 2019, approximately 1.8% of the current fair value of our assets consisted of Legacy Investments. We are, however, seeking to manage these Legacy Investments to try and realize maximum returns. We generally seek to capitalize on opportunities to realize cash returns on these investments when presented with a potential “liquidity event,” i.e., a sale, public offering, merger or other reorganization.

Our new portfolio investments are made pursuant to our current objective and strategy. We are concentrating our investment efforts on small and middle-market companies that, in our view, provide opportunities to maximize total return from capital appreciation and/or income though our current focus is on yield generating investments which can include, but is not limited to senior and subordinated loans, convertible debt, common and preferred equity with a coupon or liquidation preference and warrants or rights to acquire equity interests (the “Yield-Focused Strategy”). We have continued the transition to the Yield-Focused Strategy. We have done this through selling a number of equity investments. These sales and repayments improve our liquidity position, which provides us with flexibility to redeploy capital into debt or similar income-producing investments. The Company continues to seek to monetize various equity investments to further support the Yield-Focused Strategy. We participate in the private equity business generally by providing negotiated long-term equity and/or debt investment capital to privately-owned small and middle-market companies. Our financings are generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases and/or bridge financings. We generally invest in private companies, though, from time to time, we may invest in public companies that may lack adequate access to public capital.

We may also seek to achieve our investment objective by establishing a subsidiary or subsidiaries that would serve as general partner to a private equity or other investment fund(s). In fact, during fiscal year 2006, we established MVC Partners for this purpose. Furthermore, the Board of Directors authorized the establishment of a PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as the GP and which may raise up to $250 million. On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund. The PE Fund closed on approximately $104 million of capital commitments. The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company’s ability to make Non-Diversified Investments through the PE Fund. For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies and up to 30% of the carried interest generated by the PE Fund. Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund. In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to receive the balance of the fees and any carried interest generated by the PE Fund and its portfolio companies. Given this separate arrangement with the GP and the PE Fund, under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund. During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners operations. Previously, MVC Partners was presented as a portfolio company on the Schedule of Investments. The consolidation of MVC Partners has not had any material effect on the financial position or net results of operations of the Company. Also, during fiscal year ended October 31, 2014, MVC Turf, Inc. (“MVC Turf”) was consolidated with the Company as MVC Turf was an MVC wholly-owned holding company. The consolidation of MVC Turf did not have a material effect on the financial position or net results of operations of the Company. On March 7, 2017, the Company exchanged its shares of MVC Turf for approximately $3.8 million of additional subordinated debt in Turf Products. MVC Turf is no longer consolidated with the Company. Please see Note 2 of our consolidated financial statements “Consolidation” for more information.

As a result of the closing of the PE Fund, consistent with the Board-approved policy concerning the allocation of investment opportunities, the PE Fund received a priority allocation of all private equity investments that would otherwise be Non-Diversified Investments for the Company during the PE Fund’s investment period that ended on October 28, 2014. Additional capital may be called for follow-on investments in existing portfolio companies of the PE Fund or to pay operating expenses of the PE Fund until the partnership is no longer extended.

Additionally, in pursuit of our objective, we may acquire a portfolio of existing private equity or debt investments held by financial institutions or other investment funds should such opportunities arise.

Furthermore, pending investments in portfolio companies pursuant to the Company’s principal investment strategy, the Company may invest in certain securities on a short-term or temporary basis. In addition to cash-equivalents and other money market-type investments, such short-term investments may include exchange-traded funds and private investment funds offering periodic liquidity.

OPERATING INCOME

For the Quarter Ended January 31, 2020 and 2019. Total operating income was approximately $7.8 million and approximately $6.4 million for the quarter ended January 31, 2020 and 2019, respectively, an increase of approximately $1.4 million.

For the Quarter Ended January 31, 2020

Total operating income was $7.8 million for the quarter ended January 31, 2020. The increase in operating income over the same period last year was primarily due to the increase in interest earned on loans from the Company’s portfolio companies. The Company earned approximately $7.5 million in interest income from investments in portfolio companies. Of the $7.5 million recorded in interest income, approximately $1.2 million was “payment in kind” interest. The “payment in kind” interest is computed at the contractual rate specified in each investment agreement and may be added to the principal balance of each investment. The Company’s debt investments yielded annualized rates from 3.1% to 16.0%. The Company also recorded fee income from asset management of the PE Fund and its portfolio companies totaling approximately $311,000 and fee income from the Company’s portfolio companies of approximately $13,000, totaling approximately $324,000 in fee income. Of the $311,000 of fee income from asset management activities, 75% of the income is obligated to be paid to TTG Advisers. However, under the PE Fund’s agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.

For the Quarter Ended January 31, 2019

Total operating income was $6.4 million for the quarter ended January 31, 2019. The increase in operating income over the same period last year was primarily due to the increase in dividend income and the increase in interest earned on loans from the Company’s portfolio companies, continuing the transition to the Yield-Focused Strategy. The Company earned approximately $5.4 million in interest income from investments in portfolio companies. Of the $5.4 million recorded in interest income, approximately $1.0 million was “payment in kind” interest. The “payment in kind” interest is computed at the contractual rate specified in each investment agreement and may be added to the principal balance of each investment. The Company’s debt investments yielded annualized rates from 5.0% to 16.0%. The Company also received fee income from asset management of the PE Fund and its portfolio companies totaling approximately $223,000 and fee income from the Company’s portfolio companies of approximately $38,000, totaling approximately $261,000 in fee income. Of the $223,000 of fee income from asset management activities, 75% of the income is obligated to be paid to TTG Advisers. However, under the PE Fund’s agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.

For the Fiscal Year Ended October 31, 2019

Total operating income was $30.5 million for the fiscal year ended October 31, 2019. The increase in operating income over the same period last year was primarily due to the increase in dividend income and the increase in interest earned on loans from the Company’s portfolio companies, continuing the transition to the Yield-Focused Strategy. The Company earned approximately $26.8 million in interest income from investments in portfolio companies. Of the $26.8 million recorded in interest income, approximately $5.5 million was “payment in kind” interest. The “payment in kind” interest is computed at the contractual rate specified in each investment agreement and may be added to the principal balance of each investment. The Company’s debt investments yielded annualized rates from 3.1% to 16.0%. The Company also recorded fee income from asset management of the PE Fund and its portfolio companies totaling approximately $842,000 and fee income from the Company’s portfolio companies of approximately $102,000, totaling approximately $944,000 in fee income. Of the $842,000 of fee income from asset management activities, 75% of the income is obligated to be paid to TTG Advisers. However, under the PE Fund’s agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.

For the Fiscal Year Ended October 31, 2018

Total operating income was $22.6 million for the fiscal year ended October 31, 2018. The increase in operating income over the same period last year was primarily due to the increase in dividend income and the increase in interest earned on loans from the Company’s portfolio companies, reflecting the continued transition to the Yield-Focused Strategy. The Company earned approximately $19.4 million in interest income from investments in portfolio companies. Of the $19.4 million recorded in interest income, approximately $3.6 million was “payment in kind” interest. The “payment in kind” is computed at the contractual rate specified in each investment agreement and may be added to the principal balance of each investment. The Company’s debt investments yielded annualized rates from 5.0% to 16.0%. The Company also received fee income from asset management of the PE Fund and its portfolio companies totaling approximately $1.1 million and fee income from the Company’s portfolio companies of approximately $280,000, totaling approximately $1.4 million in fee income. Of the $1.1 million of fee income from asset management activities, 75% of the income is obligated to be paid to TTG Advisers. However, under the PE Fund’s agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.

For the Fiscal Year Ended October 31, 2017

Total operating income was $20.0 million for the fiscal year ended October 31, 2017. The decrease in operating income over the same period last year was primarily due to the decrease in dividend income and the decrease in interest earned on loans and fee income from the Company’s portfolio companies. The Company earned approximately $17.2 million in interest and dividend income from investments in portfolio companies. Of the $17.2 million recorded in interest/dividend income, approximately $643,000 was dividend income and $2.2 million was “payment in kind” interest. The “payment in kind” is computed at the contractual rate specified in each investment agreement and may be added to the principal balance of each investment. The Company’s debt investments yielded annualized rates from 5.0% to 16.0%. The Company also received fee income from asset management of the PE Fund and its portfolio companies totaling approximately $1.1 million and fee income from the Company’s portfolio companies of approximately $1.7 million, totaling approximately $2.8 million in fee income. Of the $1.1 million of fee income from asset management activities, 75% of the income is obligated to be paid to TTG Advisers. However, under the PE Fund’s agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.

OPERATING EXPENSES

For the Quarter Ended January 31, 2020 and 2019. Operating expenses, net of Voluntary Waivers, were approximately $4.5 million and $5.0 million for the quarter ended January 31, 2020 and 2019, respectively, a decrease of approximately $500,000.

For the Quarter Ended January 31, 2020

Operating expenses, net of the Voluntary Waivers (as described below), were approximately $4.5 million or 7.79% of the Company’s average net assets, when annualized, for the quarter ended January 31, 2020. Significant components of operating expenses for the quarter ended January 31, 2020 were interest and other borrowing costs of approximately $2.2 million and management fee expense paid by the Company of approximately $857,000, which is net of the voluntary management fee waiver of approximately $514,000.

The approximately $500,000 decrease in the Company’s net operating expenses for the quarter ended January 31, 2020 compared to the same period in 2019, was primarily due to the approximately $278,000 decrease in interest and other borrowing costs, approximately $164,000 decrease in audit and tax preparation fee expense and approximately $89,000 decrease in management fee expense, net of the voluntary management fee waiver. The portfolio fees - asset management are payable to TTG Advisers for monitoring and other customary fees received by the GP from portfolio companies of the PE Fund. To the extent the GP or TTG Advisers receives advisory, monitoring, organization or other customary fees from any portfolio company of the PE Fund or management fees related to the PE Fund, 25% of such fees shall be paid to or retained by the GP and 75% of such fees shall be paid to or retained by TTG Advisers. On October 31, 2019, the Board approved the renewal of the Advisory Agreement for the 2020 fiscal year. The Company and the Adviser agreed on an expense cap for fiscal 2020 of 3.25% under the Modified Methodology. The amount of any payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers respecting the PE Fund continues to be excluded from the calculation of the Company’s expense ratio under the Expense Limitation Agreement. In addition, for fiscal years 2010 through 2020, TTG Advisers voluntarily agreed to extend the Voluntary Waiver. TTG Advisers also voluntarily agreed that any assets of the Company that are invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement. As of January 31, 2020, the Company did not have an investment in an exchange traded fund. Under the Modified Methodology, for the quarter ended January 31, 2020, the Company’s annualized expense ratio was 2.69%, (taking into account the same carve outs as those applicable to the expense cap). In addition, the Adviser agreed, effective November 1, 2017, to a revised management fee structure that ties management fees to the NAV discount(2) as follows: (A) If the Company’s NAV discount is greater than 20%, the management fee for the current quarter is reduced to 1.25%; (B) If the NAV discount is between 10% and 20%, the management fee will be 1.50%; and (C) If the NAV discount is less than 10% or eliminated, the 1.50% management fee would be re-examined, but in no event would it exceed 1.75%. For the quarter ended January 31, 2020, the management fee was 1.25%.

Pursuant to the terms of the Advisory Agreement, during the quarter ended January 31, 2020, the provision for incentive compensation was unchanged from $0 as of October 31, 2019, including both the pre-incentive fee net operating income and the capital gain incentive fee. The provision for incentive compensation includes the Valuation Committee’s determination to increase the fair values of eight of the Company’s portfolio investments (Apex, Black Diamond, GTM, JSC Tekers, MVC Automotive, Trientis, Turf and Equus) by a total of approximately $4.4 million. The provision also includes the Valuation Committee’s determination to decrease the fair values of nine of the Company’s portfolio investments (Advantage, Custom Alloy, Dukane, Initials, RuMe, Security Holdings, Tuf-Tug, U.S. Spray and U.S. Gas) by a total of approximately $10.8 million. Also, for the quarter ended January 31, 2020, no provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income for the quarter did not exceed the hurdle rate.

For the Quarter Ended January 31, 2019

Operating expenses, net of the Voluntary Waivers (as described below), were approximately $5.0 million or 8.93% of the Company’s average net assets, when annualized, for the quarter ended January 31, 2019. Significant components of operating expenses for the quarter ended January 31, 2019 were interest and other borrowing costs of approximately $2.5 million and management fee expense paid by the Company of approximately $945,000, which is net of the voluntary management fee waiver of approximately $567,000.

The approximately $2.6 million decrease in the Company’s net operating expenses for the quarter ended January 31, 2019 compared to the same period in 2018, was primarily due to the approximately $1.8 million decrease in loss on extinguishment of debt related to the unamortized deferred financing fees for the Senior Notes that were expensed at the time they were repaid and an approximately $633,000 decrease in interest and other borrowing costs. The portfolio fees - asset management are payable to TTG Advisers for monitoring and other customary fees received by the GP from portfolio companies of the PE Fund. To the extent the GP or TTG Advisers receives advisory, monitoring, organization or other customary fees from any portfolio company of the PE Fund or management fees related to the PE Fund, 25% of such fees shall be paid to or retained by the GP and 75% of such fees shall be paid to or retained by TTG Advisers. On October 30, 2018, the Board approved the renewal of the Advisory Agreement for the 2019 fiscal year. The Company and the Adviser agreed on an expense cap for fiscal 2019 of 3.25% under the Modified Methodology. The amount of any payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers respecting the PE Fund continues to be excluded from the calculation of the Company’s expense ratio under the Expense Limitation Agreement. In addition, for fiscal years 2010 through 2019, TTG Advisers voluntarily agreed to extend the Voluntary Waiver. TTG Advisers also voluntarily agreed that any assets of the Company that are invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement. As of January 31, 2019, the Company did not have an investment in an exchange traded fund. Under the Modified Methodology, for the quarter ended January 31, 2019, the Company’s annualized expense ratio was 3.10%, (taking into account the same carve outs as those applicable to the expense cap). In addition, the Adviser agreed, effective November 1, 2017, to a revised management fee structure that ties management fees to the NAV discount(3) as follows: (A) If the Company’s NAV discount is greater than 20%, the management fee for the current quarter is reduced to 1.25%; (B) If the NAV discount is between 10% and 20%, the management fee will be 1.50%; and (C) If the NAV discount is less than 10% or eliminated, the 1.50% management fee would be re-examined, but in no event would it exceed 1.75%. For the quarter ended January 31, 2019, the management fee was 1.25%.

(2)  The NAV discount referred to herein is the average daily discount to NAV for a quarter. The discount is determined using the most recently determined NAV per share, which is typically the prior quarter end’s NAV per share and the Company stock closing price on any given day for the quarter.

(3)  The NAV discount referred to herein is the average daily discount to NAV for a quarter. The discount is determined using the most recently determined NAV per share, which is typically the prior quarter end’s NAV per share and the Company stock closing price on any given day for the quarter.

Pursuant to the terms of the Advisory Agreement, during the quarter ended January 31, 2019, the provision for incentive compensation was unchanged, including both the pre-incentive fee net operating income and the capital gain incentive fee. The provision for incentive compensation includes the Valuation Committee’s determination to decrease the fair values of eleven of the Company’s portfolio investments (Advantage, Essner, Initials, Legal Solutions, MVC Automotive, MVC Environmental, RuMe, Trientis, U.S. Gas, U.S. Tech and Crius) by a total of approximately $8.6 million. The provision also includes the Valuation Committee’s determination to increase the fair values of nine of the Company’s portfolio investments (Centile escrow, Black Diamond, Custom Alloy, Dukane, Highpoint, HTI, JSC Tekers, Security Holdings and Turf) by a total of approximately $3.3 million. Also, for the quarter ended January 31, 2019, no provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income for the quarter did not exceed the hurdle rate.

For the Fiscal Years Ended October 31, 2019, 2018 and 2017. Net Operating expenses were $19.0 million for the fiscal year ended October 31, 2019 and $18.9 million for the fiscal year ended October 31, 2018, an increase of approximately $100,000. Fiscal year 2018 operating expenses decreased by approximately $6.7 million compared to fiscal year 2017 operating expenses of $25.6 million.

For the Fiscal Year Ended October 31, 2019

Operating expenses, net of the Voluntary Waivers (as described below), were approximately $19.0 million or 8.39% of the Company’s average net assets for the fiscal year ended October 31, 2019. Significant components of operating expenses for the fiscal year ended October 31, 2019 were interest and other borrowing costs of approximately $9.7 million and management fee expense paid by the Company of approximately $4.0 million, which is net of the voluntary management fee waiver of approximately $2.4 million.

The approximately $100,000 increase in the Company’s net operating expenses for the fiscal year ended October 31, 2019 compared to the same period in 2018, was primarily due to the approximately $1.8 million decrease in loss on extinguishment of debt related to the unamortized deferred financing fees for the Senior Notes that were expensed at the time they were repaid and an approximately $1.1 million decrease in interest and other borrowing costs. These decreases were partially offset by the $2.1 million difference in incentive compensation expense and the $543,000 increase in settlement expenses (associated with a former portfolio company, G3K Displays, Inc.) for the fiscal year ended October 31, 2019 when compared to the same period in 2018. The portfolio fees - asset management are payable to TTG Advisers for monitoring and other customary fees received by the GP from portfolio companies of the PE Fund. To the extent the GP or TTG Advisers receives advisory, monitoring, organization or other customary fees from any portfolio company of the PE Fund or management fees related to the PE Fund, 25% of such fees shall be paid to or retained by the GP and 75% of such fees shall be paid to or retained by TTG Advisers. On October 30, 2018, the Board approved the renewal of the Advisory Agreement for the 2019 fiscal year. On October 31, 2019, the Board approved the renewal of the Advisory Agreement for the 2020 fiscal year. The Company and the Adviser agreed on an expense cap for fiscal 2019 and fiscal 2020 of 3.25% under the Modified Methodology (defined below). Per the Modified Methodology, the cap is applied to limit the Company’s ratio of expenses to total assets less cash (the “Modified Methodology”), consistent with the asset level used to calculate the base management fee. (The expenses covered by the cap remain unchanged.) The amount of any payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers respecting the PE Fund continues to be excluded from the calculation of the Company’s expense ratio under the Expense Limitation Agreement. In addition, for fiscal years 2010 through 2020, TTG Advisers voluntarily agreed to extend the Voluntary Waiver. TTG Advisers also voluntarily agreed that any assets of the Company that are invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement. As of October 31, 2019, the Company did not have an investment in an exchange traded fund. Under the Modified Methodology, for the quarter ended October 31, 2019, the Company’s annualized expense ratio was 2.74%, (taking into account the same carve outs as those applicable to the expense cap). In addition, the Adviser agreed, effective November 1, 2017, to a revised management fee structure that ties management fees to the NAV discount(4) as follows: (A) If the Company’s NAV discount is greater than 20%, the management fee for the current quarter is reduced to 1.25%; (B) If the NAV discount is between 10% and 20%, the management fee will be 1.50%;

(4)  The NAV discount referred to herein is the average daily discount to NAV for a quarter. The discount is determined using the most recently determined NAV per share, which is typically the prior quarter end’s NAV per share and the Company stock closing price on any given day for the quarter.

and (C) If the NAV discount is less than 10% or eliminated, the 1.50% management fee would be re-examined, but in no event would it exceed 1.75%. For the quarter ended October 31, 2019, the management fee was 1.25%.

Pursuant to the terms of the Advisory Agreement, during the fiscal year ended October 31, 2019, the provision for incentive compensation was unchanged from $0 as of October 31, 2018, including both the pre-incentive fee net operating income (the “Income Incentive Fee”) and the capital gain incentive fee. The provision for incentive compensation includes the Valuation Committee’s determination to decrease the fair values of ten of the Company’s portfolio investments (Advantage, Highpoint, Initials, Legal Solutions, MVC Environmental, RuMe, Trientis, U.S. Spray, U.S. Gas and Equus) by a total of approximately $17.9 million. The provision also includes the Valuation Committee’s determination to increase the fair values of twelve of the Company’s portfolio investments (Array, Black Diamond, Custom Alloy, Dukane, HTI, JSC Tekers, Security Holdings, Tuf-Tug, Turf, Crius, Centile escrow and MVC Automotive) by a total of approximately $12.8 million. Also, for the fiscal year ended October 31, 2019, no provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income for the quarter did not exceed the hurdle rate. As of October 31, 2018, the balance of the Deferred Portion (defined below) of the incentive compensation payable was approximately $2.5 million. During the fiscal year ended October 31, 2019, the Company made an approximately $975,000 incentive compensation payment to TTG Advisers related to the sale of the Crius equity units, resulting in a balance of approximately $1.5 million as of October 31, 2019.

On October 31, 2019, the Adviser indicated its voluntary agreement to modify the manner in which the Income Incentive Fee is calculated under the Advisory Agreement for the fiscal year ending October 31, 2020 (the “Current Incentive Fee Modification”). Details of the modification can be found under Section 5 — Incentive Compensation.

For the Fiscal Year Ended October 31, 2018

Operating expenses, net of the Voluntary Waivers, were approximately $18.9 million or 7.59% of the Company’s average net assets for the fiscal year ended October 31, 2018. Significant components of operating expenses for the fiscal year ended October 31, 2018 were interest and other borrowing costs of approximately $10.7 million and management fee expense paid by the Company of approximately $3.9 million, which is net of the voluntary management fee waiver of approximately $2.0 million.

The approximately $6.7 million decrease in the Company’s net operating expenses for the fiscal year ended October 31, 2018 compared to the same period in 2017, was primarily due to the approximately $7.7 million decrease in the payable for incentive compensation expense and an approximately $821,000 decrease in management fee expense paid by the Company, including the voluntary management fee waiver. These decreases were partially offset by increases in interest and other borrowing costs of approximately $452,000 and approximately $1.8 million in unamortized deferred financing fees for the Senior Notes that were expensed at the time they were repaid. The Company incurred approximately $800,000 of additional interest expense for a brief period during the fiscal year ended October 31, 2018, when both the Senior Notes and Senior Notes II were outstanding at the same time. Also during the period, the Company recorded approximately $870,000 of additional interest expense associated with the deferred tax liability resulting from the installment sale treatment applied to the realized gain associated with the U.S. Gas note. The interest expense is required to be paid under IRS Code section 453A. The $870,000 is comprised of the calculated interest expense for fiscal year 2017 as well as an estimate for the fiscal year ended October 31, 2018. The Company has discussed with the IRS whether the IRS would be willing to issue a ruling to the Company that the Company is not liable for this interest expense given its “pass-through” status as a Regulated Investment Company. The Company has not yet received a response from the IRS, but has determined to record the associated interest expense during the period. The portfolio fees - asset management are payable to TTG Advisers for monitoring and other customary fees received by the GP from portfolio companies of the PE Fund. To the extent the GP or TTG Advisers receives advisory, monitoring, organization or other customary fees from any portfolio company of the PE Fund or management fees related to the PE Fund, 25% of such fees shall be paid to or retained by the GP and 75% of such fees shall be paid to or retained by TTG Advisers. On October 31, 2017, the Board approved the renewal of the Advisory Agreement for the 2018 fiscal year. The Company and the Adviser agreed on an expense cap for fiscal 2017 of 3.25% under the Modified Methodology. For fiscal years 2018 and 2019, the Adviser has agreed to continue the 3.25% expense cap under the Modified Methodology. The amount of any payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers respecting the PE Fund continues to be excluded from the calculation of the Company’s expense ratio under the Expense Limitation

Agreement. In addition, for fiscal years 2010 through 2018, TTG Advisers voluntarily agreed to extend the Voluntary Waiver. TTG Advisers also voluntarily agreed that any assets of the Company that are invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement. As of October 31, 2018, the Company did not have an investment in an exchange traded fund. Under the Modified Methodology, for the fiscal year ended October 31, 2018, the Company’s annualized expense ratio was 2.70%, (taking into account the same carve outs as those applicable to the expense cap). In addition, the Adviser agreed, effective November 1, 2017, to a revised management fee structure that ties management fees to the NAV discount(5) as follows: (A) If the Company’s NAV discount is greater than 20%, the management fee for the current quarter is reduced to 1.25%; (B) If the NAV discount is between 10% and 20%, the management fee will be 1.50%; and (C) If the NAV discount is less than 10% or eliminated, the 1.50% management fee would be re-examined, but in no event would it exceed 1.75%. For the quarter ended October 31, 2018, the effective management fee was 1.25%.

Pursuant to the terms of the Advisory Agreement, during the fiscal year ended October 31, 2018, the provision for incentive compensation was decreased by a net amount of approximately $2.1 million to $0, including both the pre-incentive fee net operating income (the “Income Incentive Fee”) and the capital gain incentive fee. The net decrease in the provision for incentive compensation reflects the realized loss on the U.S. Gas loan, the realized gain on the Centile equity and the Valuation Committee’s determination to decrease the fair values of sixteen of the Company’s portfolio investments (Advantage, Dukane, Equus, HTI, Initials, JSC Tekers, MVC Environmental, RuMe, Security Holdings, Trientis, Turf, U.S. Gas, SCSD, U.S. Tech, Centile escrow and Crius) by a total of approximately $23.7 million. The net decrease in the provision also reflects the Valuation Committee’s determination to increase the fair values of five of the Company’s portfolio investments (Centile, Custom Alloy, Highpoint, Legal Solutions and MVC Automotive) by a total of approximately $8.1 million. Also, for the quarter ended October 31, 2018, no provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income for the quarter did not exceed the hurdle rate. As discussed in “Realized Gains and Losses on Portfolio Securities,” on July 5, 2017, the Company realized a gain of approximately $115.9 million from the sale of U.S. Gas (the U.S. Gas Sale”). Under the Advisory Agreement, this transaction triggered an incentive compensation payment obligation to TTG Advisers, which payment, under the Advisory Agreement, was not required to be made until soon after the completion of the audit of the fiscal 2017 financials. The fiscal 2017 incentive fee payment obligation to TTG Advisers was approximately $4.4 million. The portion of the payment obligation attributable to the cash portion of the realized gain, $1.9 million, was paid following the audit of the fiscal 2017 financials per the Advisory Agreement. Please see Note 5 of our consolidated financial statements “Incentive Compensation” for more information, particularly on the deferred collection of the incentive fee payment on the Deferred Portion (defined below). For fiscal years ending on October 31, 2019 and October 31, 2020, the Adviser agreed to voluntarily modify the calculation of the Income Incentive Fee so that the fee accrued shall equal the lesser of: (i) the amount of the Income Incentive Fee computed and determined quarterly as currently set forth in the Advisory Agreement; and (ii) the amount of the Income Incentive Fee computed and determined on an annual basis (in lieu of quarterly). Further, regardless of the amount of Income Incentive Fee computed or accrued, the Adviser agreed to defer collection of any Income Incentive Fee due and payable for the fiscal year until after the completion of the annual audit for such fiscal year (the “Prior Incentive Fee Modification”). The Prior Incentive Fee Modification was superseded by the Current Incentive Fee Modification.

For the Fiscal Year Ended October 31, 2017

Operating expenses, net of the Voluntary Waivers (as described below), were approximately $25.6 million or 9.01% of the Company’s average net assets for the fiscal year ended October 31, 2017. Significant components of operating expenses for the fiscal year ended October 31, 2017 were interest and other borrowing costs of approximately $10.3 million, net incentive compensation expense of approximately $5.6 million and management fee expense paid by the Company of approximately $4.7 million, which is net of the voluntary management fee waiver of approximately $1.6 million.

(5)  The NAV discount referred to herein is the average daily discount to NAV for a quarter. The discount is determined using the most recently determined NAV per share, which is typically the prior quarter end’s NAV per share and the Company stock closing price on any given day for the quarter.

The approximately $7.6 million increase in the Company’s net operating expenses for the fiscal year ended October 31, 2017 compared to the same period in 2016, was primarily due to the approximately $8.6 million increase in the estimated provision for incentive compensation expense, which takes into account the $1.0 million incentive fee waiver in 2016 and was partially offset by a decrease in management fee expense paid by the Company of approximately $1.0 million, including the voluntary management fee waiver. The portfolio fees - asset management are payable to TTG Advisers for monitoring and other customary fees received by the GP from portfolio companies of the PE Fund. To the extent the GP or TTG Advisers receives advisory, monitoring, organization or other customary fees from any portfolio company of the PE Fund or management fees related to the PE Fund, 25% of such fees shall be paid to or retained by the GP and 75% of such fees shall be paid to or retained by TTG Advisers. On October 31, 2017, the Board approved the renewal of the Advisory Agreement for the 2018 fiscal year. In March 2016, the Adviser agreed to modify its prior agreement to waive, effective November 1, 2015, the first $1.0 million of capital gains incentive fee due under the Advisory Agreement, such that the $1.0 million waiver of incentive fee would be applied to any incentive fee due under the agreement, whether it is a capital gains incentive fee or net operating income incentive fee. As such, a $1.0 million incentive fee waiver was recorded during the quarter ended April 30, 2016 resulting in a net $1.1 million payable being recorded for the net operating income portion of the incentive fee. During the fiscal year ended October 31, 2017, the Company paid the Adviser the previously accrued $1.1 million incentive fee payment related to the net operating income for the quarter ended April 30, 2016. The Company and the Adviser, similar to fiscal year 2016, agreed on an expense cap for fiscal 2017 of 3.25% under the Modified Methodology. For fiscal year 2018, the Adviser has agreed to continue the 3.25% expense cap under the Modified Methodology. The amount of any payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers respecting the PE Fund continues to be excluded from the calculation of the Company’s expense ratio under the Expense Limitation Agreement. In addition, for fiscal years 2010 through 2017, TTG Advisers voluntarily agreed to extend the Voluntary Waiver. TTG Advisers also voluntarily agreed that any assets of the Company that are invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement. As of October 31, 2017, the Company did not have an investment in an exchange traded fund. Under the Modified Methodology, for the fiscal year ended October 31, 2017, the Company’s expense ratio was 2.93%, (taking into account the same carve outs as those applicable to the expense cap). In addition, the Adviser has agreed, effective November 1, 2017, to a revised management fee structure that ties management fees to the NAV discount(6) as follows: (A) If the Company’s NAV discount is greater than 20%, the management fee for the current quarter is reduced to 1.25%; (B) If the NAV discount is between 10% and 20%, the management fee will be 1.50%; and (C) If the NAV discount is less than 10% or eliminated, the 1.50% management fee would be re-examined, but in no event would it exceed 1.75%.

Pursuant to the terms of the Advisory Agreement, during the fiscal year ended October 31, 2017, the provision for incentive compensation was increased by a net amount of approximately $4.5 million to approximately $6.4 million, including both the pre-incentive fee net operating income and the capital gains incentive fee. The net increase in the provision for incentive compensation during the fiscal year ended October 31, 2017, primarily reflects the realized gain from the sale of U.S. Gas above the October 31, 2016 fair value and the Valuation Committee’s determination to increase the fair values of twelve of the Company’s portfolio investments (Advantage, Centile, Custom Alloy, Dukane, JSC Tekers, Legal Solutions, Morey’s, MVC Automotive, Pride, Quantum, U.S. Tech and Equus) by a total of approximately $14.1 million. The net increase in the provision also reflects the Valuation Committee’s determination to decrease the fair values of eleven of the Company’s portfolio investments (BAC, HTI, Initials, MVC Environmental, RuMe, Turf, SCSD, Vestal, Security Holdings, SGDA Europe and Crius) by a total of approximately $14.5 million. Also, for the quarter ended October 31, 2017, no provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income for the quarter did not exceed the hurdle rate. On July 5, 2017 and as discussed in “Realized Gains and Losses on Portfolio Securities,” the Company realized a gain of $115.9 million from the sale of U.S. Gas (the U.S. Gas Sale”). Under the Advisory Agreement, this transaction triggered an incentive compensation payment obligation to TTG Advisers, which payment, under the Advisory Agreement, was not required to be made until soon after the completion of the audit of the fiscal 2017 financials in this Report. The fiscal 2017 incentive fee payment obligation to TTG Advisers was approximately $4.4 million. The Adviser has voluntarily agreed to defer the timing for collection of the portion of this payment obligation attributable to the portions of the proceeds of the U.S. Gas Sale not represented by cash proceeds (the “Deferred

(6)  All NAV discount calculations are arrived at by taking the average daily discount to NAV for a quarter (i.e., the discount to the most recently determined NAV per share at which the Company stock price closes on any given day for the quarter based on the prior fiscal quarter’s NAV per share).

Portion”). There has not been a definitive determination as to the timing of the ultimate collection of the Deferred Portion. Please see Note 5 of our consolidated financial statements “Incentive Compensation” for more information.

REALIZED GAINS AND LOSSES ON PORTFOLIO SECURITIES

For the Quarter Ended January 31, 2020 and 2019. Net realized gains were approximately $1.1 million and approximately $5.2 million for the quarter ended January 31, 2020 and 2019, respectively, a decrease of approximately $4.1 million.

For the Quarter Ended January 31, 2020

Net realized gains for the quarter ended January 31, 2020, were approximately $1.1 million. The Company’s net realized gains were primarily due to the realized gain on the sale of Focus Pointe, a portfolio company of the PE Fund, of approximately $773,000 and proceeds of approximately $291,000 from the PE Fund related to tax refunds received by the PE Fund related to Plymouth Rock which were recorded as realized gains. The Company also received carried interest payments from the PE Fund of approximately $59,000 related to these transactions, which were recorded as additional realized gains.

On December 5, 2019, the Company sold 162,999 preferred shares of Advantage for approximately $1.6 million, resulting in a realized loss of approximately $33,000.

On January 1, 2020, the Company received approximately $28,000 for the sale of the Array warrant which was recorded as a realized gain.

During the quarter ended January 31, 2020, the Company also recorded realized losses of approximately $11,000 from the Centile escrow.

For the Quarter Ended January 31, 2019

Net realized gains for the quarter ended January 31, 2019, were approximately $5.2 million. The Company’s net realized gains were primarily due to the realized gain on the sale of Plymouth Rock Energy, LLC, a portfolio company of the PE Fund, which resulted in a realized gain of approximately $5.0 million. The Company also received a carried interest payment from the PE Fund of approximately $173,000 related to the sale, which was recorded as additional realized gains.

During the quarter ended January 31, 2019, the Company also recorded net realized gains of approximately $49,000 from its escrow receivables.

For the Fiscal Years Ended October 31, 2019, 2018 and 2017. Net realized losses for the fiscal year ended October 31, 2019 were approximately $7.1 million and net realized gains for the fiscal year ended October 31, 2018 were approximately $203,000, a decrease of approximately $7.3 million. Net realized gains for the fiscal year ended October 31, 2017 were $89.9 million.

For the Fiscal Year Ended October 31, 2019

Net realized losses for the fiscal year ended October 31, 2019, were approximately $7.1 million. The Company’s net realized losses were primarily due to the $3.8 million realized loss on the sale of the Crius equity units, the approximately $487,000 realized loss on the sale of the Equus common shares and the $13.0 million net realized loss related to the sale of MVC Environmental common stock and loan conversion. These realized losses were partially offset by the realized gains on the sale of Plymouth Rock Energy, LLC (“Plymouth”), a portfolio company of the PE Fund, which resulted in a realized gain of approximately $5.0 million, $3.2 million realized gain associated with the redemption of the Custom Alloy series C preferred shares and a $1.6 million realized gain associated with a settlement, which is expected to be paid in November 2019, related to a former portfolio company, G3K Display, Inc. The

Company also received a carried interest payment from the PE Fund of approximately $173,000 related to the sale of Plymouth, which was recorded as additional realized gains.

During the fiscal year ended October 31, 2019, the Company also recorded net realized gains of approximately $166,000 from its escrow receivables.

For the Fiscal Year Ended October 31, 2018

Net realized gains for the fiscal year ended October 31, 2018 were approximately $203,000. The Company’s net realized gains were primarily due to the realized gain on the sale of the Centile common equity of approximately $3.5 million, which was partially offset by the realized loss of approximately $3.0 million on the U.S. Gas second lien loan due to a working capital adjustment. The second lien loan is still subject to indemnification adjustments.

During the fiscal year ended October 31, 2018, the Company also recorded net realized losses of approximately $95,000 from the sale of certain short-term investments and net realized losses of approximately $223,000 from its escrow receivables.

For the Fiscal Year Ended October 31, 2017

Net realized gains for the fiscal year ended October 31, 2017 were approximately $89.9 million. The Company’s net realized gains for the fiscal year ended October 31, 2017 were primarily due to realized gains of approximately $115.9 million from the sale of U.S. Gas and approximately $10.2 million on the sale of AccuMed Corp., a portfolio company of the PE Fund, which were partially offset by realized losses of $27.5 million from the SGDA Europe conversion and the sale of two legacy investments, Actelis Network, Inc. (“Actelis”) and Mainstream Data Inc. (“Mainstream”), totaling $8.7 million.

On December 23, 2016, the Company received proceeds of approximately $12.2 million from the PE Fund related to the sale of AccuMed Corp., a portfolio company of the PE Fund. The Company’s pro-rata share of the PE Fund’s investment in AccuMed Corp. totaled approximately $2.4 million, resulting in a realized gain of approximately $9.8 million. The Company later received an escrow distribution of approximately $416,000 and carried interest payments from the PE Fund totaling approximately $390,000 related to the sale, which were recorded as additional realized gains.

On March 7, 2017, the Company exchanged its shares of MVC Turf, the holding company which owned the Company’s LLC interest in Turf Products, for approximately $3.8 million of additional subordinated debt in Turf Products. The Company also received a cash distribution from MVC Turf prior to the share exchange of approximately $323,000, which was treated as a return of capital. The Company realized a gain of approximately $609,000 as a result of the share exchange.

On March 22, 2017, the Company sold its common stock and warrant in Vestal receiving proceeds of approximately $687,000 and approximately $413,000, respectively. This resulted in realized gains of approximately $437,000 and approximately $413,000 related to the common stock and warrant, respectively.

On April 7, 2017, the Company realized a loss of approximately $2.3 million on the common stock and loan of Tekers.

On June 8, 2017, the Company received total proceeds of approximately $18.1 million for the repayment of the outstanding Biogenic loans. The total proceeds include repayment of all outstanding principal and a substantial portion of the unpaid accrued interest related to the loans that were previously reserved against in full beginning on April 1, 2016. The warrants were also realized as part of this transaction resulting in a realized loss of approximately $620,000.

On July 5, 2017, the Company received gross consideration for its investment in U.S. Gas valued at approximately $127.4 million, including approximately $11.0 million for the repayment of its two outstanding loans from the Company. The fair value of the consideration received by the Company for its equity investment in U.S. Gas was $116.4 million. As a result of the gross consideration received, the Company realized a gain of approximately $115.9 million. The $116.4 million was comprised of: (i) cash of approximately $50.0 million; (ii) 9.5% second-lien callable notes due in July 2025 with a face amount of approximately $40.5 million (before certain post-closing and indemnification adjustments, if any); and (iii) 3,282,982 Crius trust units valued at approximately $25.9 million on the date of closing.

On August 29, 2017, the Company realized a loss of approximately $5.0 million on the sale of the Actelis common stock back to the company.

On September 19, 2017, Quantum repaid its loan in full, including all accrued interest. At the same time, the Company sold the Quantum warrant resulting in a realized gain of approximately $540,000.

On September 29, 2017, the Company realized a loss of approximately $3.7 million on the sale of Mainstream common stock back to the company.

On October 18, 2017, the Company realized a loss of approximately $785,000 on the sale of the BAC common stock.

On October 26, 2017, the Company exchanged its common equity interest in SGDA Europe for a $1.2 million first lien note, resulting in a realized loss of approximately $27.5 million.

During the fiscal year ended October 31, 2017, the Company recorded net realized gains of approximately $230,000 from the sale of certain short-term investments and approximately $1.3 million from its escrow receivables.

UNREALIZED APPRECIATION AND DEPRECIATION ON PORTFOLIO SECURITIES

For the Quarter Ended January 31, 2020 and 2019. The Company had a net change in unrealized appreciation on portfolio investments of approximately $2,000 for the quarter ended January 31, 2020 and approximately $9.7 million for the quarter ended January 31, 2019, a net increase of approximately $9.7 million.

For the Quarter Ended January 31, 2020

The Company had a net change in unrealized appreciation on portfolio investments of approximately $2,000 for the quarter ended January 31, 2020. The net change in unrealized depreciation for the quarter ended January 31, 2020 was the result of the reversal of the unrealized appreciation on the PE Fund of approximately $878,000 (as a result of the Company’s sale of Focus Pointe). The net change also includes Valuation Committee determination to decrease the fair value of the Company’s investments in: Advantage by approximately $129,000, Custom Alloy by approximately $387,000, Dukane by approximately $45,000, Initials by approximately $103,000, RuMe by approximately $1.6 million, Security Holdings by approximately $7.1 million, TufTug by approximately $62,000, U.S. Gas by approximately $1.0 million and U.S. Spray by approximately $260,000. These changes in unrealized depreciation were partially off-set by the Valuation Committee determination to increase the fair value of the Company’s investments in: Black Diamond approximately $256,000, Foliofn by approximately $5.7 million, JSC Tekers by $350,000, Trientis by approximately $72,000, Turf by approximately $60,000, MVC Private Equity Fund L.P. by approximately $2.0 million, GTM by approximately $817,000, MVC Automotive equity by approximately $486,000 and Apex by approximately $1.5 million. The value of Equus stock was also increased by approximately $872,000 based on its market value.

For the Quarter Ended January 31, 2019

The Company had a net change in unrealized depreciation on portfolio investments of approximately $9.7 million for the quarter ended January 31, 2019. The net change in unrealized depreciation for the quarter ended January 31, 2019 was the result of the reversal of the unrealized appreciation on the PE Fund of approximately $5.3 million (as a result of the Company’s sale of the Plymouth Rock Energy, LLC), $3.0 million of unrealized depreciation related to the MVC Environmental loan receivable reserve, $2.4 million of unrealized appreciation due to the reversal of the unrealized depreciation on the MVC Environmental letter of credit and the Valuation Committee determination to decrease the fair value of the Company’s investments in: Advantage preferred stock by approximately $244,000, Essner loan by approximately $21,000, Initials loan by approximately $412,000, Legal Solutions loan by approximately $118,000, MVC Automotive equity by approximately $117,000, MVC Environmental loan by approximately $875,000 and common stock by approximately $3.0 million, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $1.1 million, RuMe series B-1 preferred stock, guarantee and warrants by a net total of approximately $308,000, Trientis loan by approximately $77,000, U.S. Tech loan by approximately $23,000 and the U.S. Gas loan by approximately $797,000. The market value of Crius decreased by approximately $2.6 million. These changes in unrealized depreciation were partially off-set by the Valuation Committee determination to increase the fair value of the Company’s investments in: Black Diamond loan and warrant by approximately $767,000, Custom Alloy second lien loans, series A preferred stock, series B preferred stock and series C preferred stock by a net total of approximately $2.3 million, Dukane loan by $286, Foliofn preferred stock by $32,000, Highpoint loan by approximately $252, HTI loan by approximately $80,000, JSC Tekers preferred stock by approximately $82,000, Security Holdings loan and letter of credit by a net total of $25,000 and Turf loan by approximately $15,000.

For the Fiscal Years Ended October 31, 2019, 2018 and 2017. The Company had a net change in unrealized appreciation on portfolio investments for fiscal years ended October 31, 2019 of approximately $11.8 million and unrealized depreciation of approximately $14.5 million for fiscal year ended October 31, 2018, an increase of approximately $26.3 million. The Company had a net change in unrealized depreciation on portfolio investments of approximately $57.0 million for the fiscal year ended October 31, 2017.

For the Fiscal Year Ended October 31, 2019

The Company had a net change in unrealized appreciation on portfolio investments of approximately $11.8 million for the fiscal year ended October 31, 2019. The net change in unrealized appreciation for the fiscal year ended October 31, 2019 was the result of the reversal of the unrealized depreciation of approximately $4.6 million on the Crius equity units, reversal of the unrealized depreciation of approximately $6.1 million and $6.9 million related to the MVC Environmental common stock and loan, respectively, reversal of the unrealized appreciation on the PE Fund of approximately $5.3 million (as a result of the Company’s sale of the Plymouth Rock Energy, LLC), and the $2.4 million of unrealized appreciation due to the reversal of the unrealized depreciation on the MVC Environmental letter of credit. The net change also includes Valuation Committee determination to increase the fair value of the Company’s investments in: Array loan by approximately $63,000, Black Diamond loan and warrant by a net total of approximately $871,000, Custom Alloy second lien loans, series A preferred stock, series B preferred stock and series C preferred stock by a net total of approximately $1.8 million, Dukane loan by approximately $1,000, Foliofn preferred stock by $1.4 million, HTI loan by approximately $192,000, JSC Tekers preferred stock by approximately $831,000, Security Holdings equity and letter of credit by a net total of approximately $2.2 million, Tuf-Tug loan and common stock by approximately $78,000, Turf loans by approximately $302,000, MVC Automotive equity by approximately $701,000 and the Centile escrow by $166,000. The value of Crius stock was also increased by approximately $5.5 million based on its market value. These changes in unrealized appreciation were off-set by the Valuation Committee determination to decrease the fair value of the Company’s investments in: Advantage preferred stock by approximately $1.3 million, Highpoint loan by approximately $51,000, Initials loan by approximately $1.4 million, Legal Solutions loan by approximately $118,000, MVC Environmental loan and common stock by a total of approximately $3.9 million, RuMe series B-1 preferred stock, guarantee and letter of credit by a net total of approximately $3.0 million, Trientis loan by approximately $208,000, U.S. Spray common stock by $3.6 million, U.S. Gas loan by approximately $2.5 million and the MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $140,000. The value of Equus stock was also decreased by approximately $1.8 million based on its market value.

For the Fiscal Year Ended October 31, 2018

The Company had a net change in unrealized depreciation on portfolio investments of approximately $14.5 million for the fiscal year ended October 31, 2018. The net change in unrealized depreciation for the fiscal year ended October 31, 2018 was the result of the reversal of the unrealized appreciation on the Centile equity interest of approximately $3.3 million (as a result of the Company’s sale of the Centile equity interest) and the Valuation Committee determination to decrease the fair value of the Company’s investments in: Advantage preferred stock by approximately $61,000, Dukane loan by approximately $29,000, Foliofn preferred stock by $414,000, HTI loan by approximately $80,000, Initials loan by approximately $2.5 million, JSC Tekers preferred stock by approximately $117,000, MVC Environmental loan and letter of credit by a total of approximately $6.4 million, RuMe series B-1 preferred stock, series C preferred stock, common stock, letters of credit and warrants by a total of approximately $3.7 million, Security Holdings equity interest and letter of credit by a total of $685,000, Trientis loan and warrant by a total of approximately $932,000, Turf loans by approximately $319,000, U.S. Gas loan by approximately $1.1 million, SCSD common stock by approximately $134,000 and the U.S. Tech loan by $55,000. The market values of Crius and Equus decreased by approximately $5.3 million and $2.1 million, respectively. These changes in unrealized depreciation were partially off-set by the Valuation Committee determination to increase the fair value of the Company’s investments in: Centile equity interest by $491,000, Custom Alloy second lien loan, series A preferred stock, series B preferred stock, series C preferred stock and letter of credits by a total of approximately $6.0 million, Highpoint loan by approximately $150,000, Legal Solutions loan by approximately $3,500, MVC Automotive equity interest by approximately $1.5 million and the MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $2.2 million.

For the Fiscal Year Ended October 31, 2017

The Company had a net change in unrealized depreciation on portfolio investments of approximately $57.0 million for the fiscal year ended October 31, 2017. The primary components of the net change in unrealized depreciation for the fiscal year ended October 31, 2017 were the reversal of the unrealized appreciation on the U.S. Gas convertible series I preferred stock of approximately $88.9 million (due to the sale of U.S. Gas), the general partnership interest and limited partnership interest in the PE Fund by a total of approximately $6.5 million, the Turf equity interest of approximately $456,000 and the Vestal common stock and warrant totaling approximately $750,000. These reversals were partially offset by the reversal of the unrealized depreciation on the Tekers common stock and loan of approximately $2.3 million, the Biogenic loan and warrant totaling approximately $1.3 million, the Actelis common stock of $5.0 million, the Mainstream common stock of approximately $3.8 million and the SGDA Europe common equity interest by approximately $27.7 million. The net change is also a result of the Valuation Committee determination to decrease the fair value of the Company’s investments in: BAC common stock by approximately $55,000, Foliofn preferred stock by $533,000, HTI loan by approximately $112,000, Initials loan by approximately $444,000, MVC Environmental common stock by approximately $1.7 million, loan by approximately $2.0 million and letter of credit by approximately 9,000, RuMe series C preferred stock by approximately $619,000, common stock by approximately $137,000, series B-1 preferred stock by approximately $9,000 and letter of credit by approximately $345,000, Security Holdings equity interest by approximately $3.0 million, Turf loan by approximately $14,000, SCSD common stock by $1.1 million, Vestal loan by approximately $57,000, common stock by approximately $54,000 and warrant by approximately $62,000, SGDA Europe common equity interest by approximately $431,000 and the Crius equity units by approximately $4.8 million. These changes in unrealized depreciation were partially off¬set by the Valuation Committee determination to increase the fair value of the Company’s investments in: Advantage preferred stock by approximately $592,000, Centile equity interest by $1.4 million, Custom Alloy second lien and unsecured loans by a total of approximately $732,000, Dukane loan by approximately $73,000, JSC Tekers preferred stock by approximately $466,000, Legal Solutions loan by approximately $244,000, Morey’s loan by approximately $2.7 million, MVC Automotive equity interest by approximately $3.9 million, Pride loan by approximately $51,000, Quantum loan by approximately $323,000 and warrant by approximately $1.0 million, U.S. Tech loan by $5,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $1.7 million, RuMe warrants by approximately $348,000 and guarantee by approximately $81,000, Turf guarantee by approximately $3,000 and the Equus common stock by approximately $2.5 million.

PORTFOLIO INVESTMENTS

For the Quarter Ended January 31, 2020 and the Year Ended October 31, 2019. The cost of the portfolio investments held by the Company at January 31, 2020 and at October 31, 2019 was $361.3 million and $415.7 million, respectively, a decrease of approximately $54.4 million. The aggregate fair value of portfolio investments at January 31, 2020 and at October 31, 2019 was $285.7 million and $340.2 million, respectively, a decrease of approximately $54.5 million. The cost and fair value of cash, restricted cash and cash equivalents held by the Company at January 31, 2020 and October 31, 2019 was $55.3 million and $11.7 million, respectively, representing an increase of approximately $43.6 million.

For the Quarter Ended January 31, 2020

During the quarter ended January 31, 2020, the Company made follow-on investments in five portfolio companies that totaled approximately $8.4 million. Specifically, on November 14, 2019, the Company loaned $50,000 to RuMe on its line of credit, increasing the balance to approximately $2.2 million. On November 25, 2019 and

December 13, 2019, the Company loaned approximately $1.1 million and $1.0 million, respectively, to Security Holdings, increasing its senior subordinated loan outstanding amount to approximately $8.2 million. On December 13, 2019, the Company loaned approximately $1.6 million to Jedson, increasing the first lien loan to approximately $7.7 million. On January 10, 2020, the Company loaned approximately $3.8 million to Apex, increasing the first lien loan to approximately $18.8 million. The maturity date of the loan was extended to May 15, 2020. The Company also received a warrant as part of this investment. On January 16, 2020, Custom Alloy borrowed $925,000 on its revolving credit facility, increasing the balance outstanding to approximately $3.0 million.

On November 1, 2019, U.S. Gas made a principal payment of approximately $32.8 million on its second lien loan.

On November 4, 2019, the Company received net proceeds of approximately $1.0 million related to the G3K Displays, Inc. settlement.

On November 5, 2019, the Company received proceeds of approximately $1.0 million related to the Centile escrow.

On November 8, 2019, the Company received proceeds of approximately $2.7 million from the PE Fund related to the sale of Focus Pointe, a portfolio company of the PE Fund. The Company’s pro-rata share of the PE Fund’s cost basis in the Focus Pointe investment totaled approximately $1.9 million, resulting in a realized gain of approximately $773,000. The Company also received a carried interest payment from the PE Fund of approximately $48,000 related to the sale, which was recorded as additional realized gains.

On November 8, 2019, the Company received proceeds of approximately $291,000 from the PE Fund related to tax refunds received by the PE Fund related to Plymouth Rock Energy, LLC. The additional proceeds were recorded as realized gains. The Company also received a carried interest payment from the PE Fund of approximately $11,000 related to these proceeds, which was recorded as additional realized gains.

On December 5, 2019, the Company sold 162,999 preferred shares of Advantage for approximately $1.6 million, resulting in a realized loss of approximately $33,000.

On January 1, 2020, Array repaid its second lien loan in full, including all accrued interest totaling approximately $6.4 million. The Company also received approximately $28,000 for the sale of the warrant which was recorded as a realized gain.

On January 10, 2020, Essner repaid its first lien loan in full, including all accrued interest totaling approximately $3.6 million.

On January 31, 2020, Morey’s repaid its second lien loan in full, including all accrued interest totaling approximately $16.8 million.

During the quarter ended January 31, 2020, Turf made a principal payment of $70,000 on its third lien loan.

During the quarter ended January 31, 2020, Legal Solutions made $2.3 million in principal payments on its loan.

During the quarter ended January 31, 2020, the Valuation Committee increased the fair value of the Company’s investments in: Black Diamond by approximately $256,000, Foliofn by approximately $5.7 million, JSC Tekers by $350,000, Trientis by approximately $72,000, Turf by approximately $60,000, MVC Private Equity Fund L.P. by approximately $2.0 million, GTM by approximately $817,000, MVC Automotive equity by approximately $486,000 and Apex by approximately $1.5 million. In addition, increases in the cost basis of the loans to Apex, Black Diamond, Custom Alloy, Dukane, Global Prairie, GTM, Highpoint, HTI, Jedson, Legal Solutions, Morey’s, RuMe, Security Holdings, SMA and Tuf-Tug due to the capitalization of PIK interest totaling approximately $1.8 million. The Valuation Committee also decreased the fair value of the Company’s investments in: Advantage by approximately $129,000, Custom Alloy by approximately $387,000, Dukane by approximately $45,000, Initials by approximately

$103,000, RuMe by approximately $1.6 million, Security Holdings by approximately $7.1 million, Tuf-Tug by approximately $62,000, U.S. Gas by approximately $1.0 million and U.S. Spray by approximately $260,000.

At January 31, 2020, the fair value of all portfolio investments, exclusive of U.S. Treasury obligations and escrow receivables, was $285.7 million with a cost basis of $361.3 million. At January 31, 2020, the fair value and cost basis of the Legacy Investments was $12.0 million and $15.0 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $273.7 million and $346.3 million, respectively. At October 31, 2019, the fair value of all portfolio investments, exclusive of escrow receivables, was $340.2 million with a cost basis of $415.7 million. At October 31, 2019, the fair value and cost basis of the Legacy Investments were $6.4 million and $15.0 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $333.8 million and $400.7 million, respectively.

For the Fiscal Year Ended October 31, 2019

During the fiscal year ended October 31, 2019, the Company made six new investments, committing capital that totaled approximately $32.4 million. Pursuant to an exemptive order received by the Company from the SEC (the “Order”), that allows the Company to co-invest, subject to certain conditions, with certain affiliated private funds as described in the Order, each of the Company and the Private Fund co-invested in GTM ($1.9 million investment for the Company). The Company also invested in Powers ($6.5 million), IPCC ($8.0 million), Jedson ($6.0 million), SMA ($7.0 million) and Global Prairie ($3.0 million).

During the fiscal year ended October 31, 2019, the Company made follow-on investments in six portfolio companies that totaled approximately $12.5 million. Specifically, on December 21, 2018, the Company loaned an additional $2.0 million to Custom Alloy in the form of a second lien loan with an interest rate of 11% and a maturity date of December 23, 2019. During the fiscal year ended October 31, 2019, the Company loaned approximately $1.4 million to RuMe and received a new warrant. On June 7, 2019, the Company invested approximately $3.9 million in GTM increasing the second lien loan by $3.5 million and investing approximately $420,000 for additional common shares. During the fiscal year ended October 31, 2019, Custom Alloy borrowed approximately $2.1 million on its revolving credit facility with a 15% interest rate and a maturity date of April 30, 2020. On July 15, 2019, the Company loaned an additional $1.0 million to HTI increasing its second lien loan to approximately $11.4 million as of October 31, 2019. On September 10, 2019, the Company invested $1.0 million in MVC Automotive in the form of additional common equity. On September 26, 2019, the Company loaned approximately $552,000 to Security Holdings, increasing the senior subordinated loan to approximately $6.0 million as of October 31, 2019.

On November 9, 2018, Custom Alloy repaid its first lien loan in full, including all accrued interest.

On November 13, 2018, Custom Alloy repaid its $1.4 million second lien loan in full, including all accrued interest.

On November 27, 2018, the Company funded approximately $3.0 million related to the MVC Environmental letter of credit, which was called by the beneficiary.

On December 27, 2018, the Company received proceeds of approximately $7.5 million from the PE Fund related to the sale of Plymouth Rock Energy, LLC, a portfolio company of the PE Fund. The Company’s pro-rata share of the PE Fund’s cost basis in the Plymouth Rock Energy, LLC investment totaled approximately $2.5 million, resulting in a realized gain of approximately $5.0 million. The Company also received a carried interest payment from the PE Fund of approximately $173,000 related to the sale, which was recorded as additional realized gains.

On December 27, 2018, the Company received a dividend of approximately $543,000 from the PE Fund related to Focus Pointe Global.

On February 7, 2019, Vistra Energy and Crius Energy trust (“Crius”) announced that they entered into a definitive agreement pursuant to which Vistra Energy will acquire Crius for cash consideration of CAN$7.57 per trust unit. On February 20, 2019, Vistra Energy agreed to increase its acquisition price for Crius to CAN$8.80 per trust unit, an increase of CAN$1.23 per trust unit.

On April 26, 2019, RuMe made a principal payment on the revolver of $500,000 and Morey’s made a principal payment of approximately $591,000 on its second lien loan.

On April 30, 2019, Custom Alloy redeemed its series A, B and C preferred shares and consolidated its second lien loans in exchange for two second lien loans of approximately $32.5 million and $6.1 million with interest rates of 15% and maturity dates of April 30, 2022. The Company also funded approximately $595,000 as part of the transaction related to the $6.1 million second lien loan. The Company realized a gain of approximately $3.2 million and approximately $2.3 million of PIK interest and dividends associated with the transaction. Also on April 30, 2019, the Company provided Custom Alloy a $3.0 million line of credit with a 15% interest rate and a maturity date of April 30, 2020. There was no amount outstanding as of April 30, 2019.

On June 14, 2019, Array Information Technology, Inc. (“Array”) made a principal payment of approximately $114,000 on its second lien loan.

On June 19, 2019, Essner Manufacturing, LP (“Essner”) made a principal payment of approximately $78,000 on its first lien loan.

On July 1, 2019, Turf Products, LLC (“Turf”) made a principal payment of $70,000 on its third lien loan.

On July 15, 2019, the Company’s Crius trust units were sold for $6.71 per share resulting in total proceeds of approximately $22.0 million. The Company realized a loss of approximately $3.8 million as a result of this transaction.

On July 29, 2019, the Company sold 608,310 shares of Equus Total Return, Inc. (“Equus”) common stock for approximately $1.0 million, resulting in a realized loss of approximately $219,000.

On August 12, 2019, the Company sold 608,310 common shares of Equus totaling approximately $985,000 in proceeds and resulting in a realized loss of approximately $268,000.

On August 12, 2019, the Company converted the MVC Environmental loan, unpaid expenses and accrued interest to additional cost basis in the common stock of MVC Environmental, resulting in a realized gain of approximately $1.4 million.

On September 13, 2019, the Company sold the common stock of MVC Environmental, receiving proceeds of $45,000 which resulted in a realized loss of approximately $14.4 million.

On October 1, 2019, Tin Roof repaid its $3.8 million loan in full, including all accrued interest. Also during the fiscal year ended October 31, 2019, Tin Roof made principal payments totaling approximately $99,000.

On October 17, 2019, the Company recorded a $1.6 million realized gain associated with a settlement, which is expected to be paid in November 2019, related to a former portfolio company, G3K Display, Inc. The Company incurred costs of approximately $543,000 related to the settlement.

During the quarter ended January 31, 2019, the Valuation Committee increased the fair value of the Company’s investments in: Black Diamond loan and warrant by approximately $767,000, Custom Alloy second lien loans, series A preferred stock, series B preferred stock and series C preferred stock by a net total of approximately $2.3 million, Dukane loan by $286, Foliofn preferred stock by $32,000, Highpoint loan by approximately $252, HTI loan by approximately $80,000, JSC Tekers preferred stock by approximately $82,000, Security Holdings equity and letter of credit by a net total of $25,000, Turf loan by approximately $15,000 and the Centile escrow by $49,000. In addition, increases in the cost basis of the loans to HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Array, GTM, Tin Roof, Tuf-Tug and Security Holdings were due to the capitalization of PIK interest totaling approximately $964,000. The Valuation Committee also decreased the fair value of the Company’s investments in: Advantage preferred stock by approximately $244,000, Essner loan by approximately $21,000, Initials loan by approximately $412,000, Legal Solutions loan by approximately $118,000, MVC Automotive equity by approximately $117,000, MVC Environmental loan by approximately $875,000 and common stock by approximately $3.0 million, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $1.1 million, RuMe series B-1 preferred stock, guarantee and letter of credit by a net total of approximately $308,000, Trientis loan by approximately $77,000, U.S. Tech loan by approximately $23,000 and the U.S. Gas loan by approximately $797,000.

During the quarter ended April 30, 2019, the Valuation Committee increased the fair value of the Company’s investments in: Array loan by approximately $62,000, Black Diamond loan and warrant by a net total of approximately $126,000, Dukane loan by approximately $10,000, Essner loan by approximately $21,000, Foliofn preferred stock by $369,000, Highpoint loan by approximately $264, HTI loan by approximately $65,000, Initials loan by approximately $5,000, MVC Automotive equity by approximately $747,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $833,000, Security Holdings equity and letter of credit by a net total of approximately $3.7 million, Trientis loan by approximately $40,000, Turf loans by approximately $94,000, U.S. Tech loan by approximately $23,000, U.S. Gas loan by approximately $357,000 and the Centile escrow by approximately $29,000. In addition, increases in the cost basis of the loans to HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Array, GTM, Tin Roof, Tuf-Tug, Security Holdings and the Custom Alloy preferred stock were due to the capitalization of PIK interest/dividends totaling approximately $3.4 million. The Valuation Committee also decreased the fair value of the Company’s investments in: Advantage preferred stock by approximately $674,000, Custom Alloy loans by a total of approximately $504,000, JSC Tekers preferred stock by approximately $48,000, RuMe series B-1 preferred stock and letter of credit by a total of approximately $1.8 million and the U.S. Spray common stock by $3.1 million.

During the quarter ended July 31, 2019, the Valuation Committee increased the fair value of the Company’s investments in: Centile escrow by approximately $38,000, Custom Alloy loans by a total of approximately $115,000, Dukane loan by approximately $1,000, Foliofn preferred stock by $389,000, HTI loan by approximately $47,000, JSC Tekers preferred stock by approximately $60,000 and Turf loans by approximately $124,000. In addition, increases in the cost basis of the loans to HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Array, GTM, Tin Roof, Tuf-Tug, Security Holdings, Jedson and Custom Alloy were due to the capitalization of PIK interest/dividends totaling approximately $780,000. The Valuation Committee also decreased the fair value of the Company’s investments in: Array loan by approximately $1,000, Black Diamond loan and warrant by a net total of approximately $8,000, Highpoint loan by approximately $51,000, Initials loan by approximately $281,000, MVC Automotive equity by approximately $256,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $399,000, RuMe series B-1 preferred stock and letter of credit by a total of approximately $113,000, Security Holdings equity and letter of credit by a net total of approximately $1.2 million, Trientis loan by approximately $84,000 and U.S. Gas loan by approximately $1.2 million.

During the quarter ended October 31, 2019, the Valuation Committee increased the fair value of the Company’s investments in: Array loan by $622, Centile escrow by approximately $50,000, Foliofn preferred stock by $569,000, JSC Tekers preferred stock by $737,000, MVC Automotive equity by approximately $327,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $566,000, Tuf-Tug loan and common stock by a total of approximately $78,000 and Turf loans by approximately $69,000. In addition, increases in the cost basis of the loans to HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Array, GTM, Tuf-Tug, Security Holdings, Jedson, SMA and Black Diamond were due to the capitalization of PIK interest/dividends totaling approximately $747,000. The Valuation Committee also decreased the fair value of the Company’s investments in: Advantage preferred stock by approximately $403,000, Black Diamond loan and warrant by a net total of approximately $14,000, Custom Alloy loans by a total of approximately $98,000, Dukane loan by approximately $9,000, Initials loan by approximately $715,000, RuMe preferred stocks, warrants and letter of credit by a net total of approximately $839,000, Security Holdings equity and letter of credit by a net total of $227,000, Trientis loan by approximately $86,000, U.S. Gas loan by approximately $857,000 and U.S. Spray common stock by $500,000.

During the fiscal year ended October 31, 2019, the Valuation Committee increased the fair value of the Company’s investments in: Array loan by approximately $63,000, Black Diamond loan and warrant by a net total of approximately $871,000, Custom Alloy second lien loans, series A preferred stock, series B preferred stock and series C preferred stock by a net total of approximately $1.8 million, Dukane loan by approximately $1,000, Foliofn preferred stock by $1.4 million, HTI loan by approximately $192,000, JSC Tekers preferred stock by approximately $831,000, Security Holdings equity and letter of credit by a net total of approximately $2.2 million, Tuf-Tug loan and common stock by approximately $78,000, Turf loans by approximately $302,000, MVC Automotive equity by approximately

$701,000 and the Centile escrow by $166,000. In addition, increases in the cost basis of the loans to HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Array, GTM, Tin Roof, Tuf-Tug, Security Holdings, Jedson, SMA and the Custom Alloy preferred stock were due to the capitalization of PIK interest/dividends totaling approximately $5.9 million. The Valuation Committee also decreased the fair value of the Company’s investments in: Advantage preferred stock by approximately $1.3 million, Highpoint loan by approximately $51,000, Initials loan by approximately $1.4 million, Legal Solutions loan by approximately $118,000, MVC Environmental loan and common stock by a total of approximately $3.9 million, RuMe series B-1 preferred stock, guarantee and letter of credit by a net total of approximately $3.0 million, Trientis loan by approximately $208,000, U.S. Spray common stock by $3.6 million, U.S. Gas loan by approximately $2.4 million and the MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $140,000.

At October 31, 2019, the fair value of all portfolio investments, exclusive of escrow receivables, was $340.2 million with a cost basis of $415.7 million. At October 31, 2019, the fair value and cost basis of the Legacy Investments were $6.4 million and $15.0 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $333.8 million and $400.7 million, respectively. At October 31, 2018, the fair value of all portfolio investments, exclusive of escrow receivables, was $324.5 million with a cost basis of $409.6 million. At October 31, 2018, the fair value and cost basis of the Legacy Investments was $5.0 million and $15.0 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $319.5 million and $394.6 million, respectively.

PORTFOLIO COMPANIES

During the quarter ended January 31, 2020, the Company had investments in the following portfolio companies:

Advantage Insurance Inc.

Advantage, Puerto Rico, is a provider of specialty insurance, reinsurance and related services to business owners and high net worth individuals.

At October 31, 2019, the Company’s investment in Advantage consisted of 750,000 shares of preferred stock at a cost basis of $7.5 million and a fair value of approximately $7.5 million.

On December 5, 2019, the Company sold 162,999 preferred shares of Advantage for approximately $1.6 million, resulting in a realized loss of approximately $33,000.

During the quarter ended January 31, 2020, the Valuation Committee decreased the fair value of the preferred stock by approximately $129,000.

At January 31, 2020, the Company’s investment in Advantage consisted of 587,001 shares of preferred stock with a cost basis of $5.9 million and a fair value of approximately $5.8 million.

Apex Industrial Technologies, LLC

Apex, Cincinnati, Ohio, is a leading provider of automation vending equipment in industrial, retail and foodservice environments.

At October 31, 2019, the Company’s investment in Apex consisted of a first lien loan with an outstanding amount of approximately $15.0 million, a cost basis of approximately $14.9 million and a fair value of approximately $15.0 million.  The first lien loan had an interest rate of 12% and a maturity date of December 31, 2019.

On January 10, 2020, the Company loaned Apex approximately $3.8 million, increasing the first lien loan to approximately $18.8 million.  The maturity date of the loan was extended to May 15, 2020.  The Company also received a warrant as part of this investment.

During the quarter ended January 31, 2020, the Valuation Committee increased the fair value of the loan by approximately $1.5 million.

At January 31, 2020, the Company’s investment in Apex consisted of a first lien loan with an outstanding amount of approximately $19.0 million, a cost basis of approximately $17.2 million and a fair value of approximately $18.7 million and a warrant with a cost basis and fair value of approximately $1.9 million.

Array Information Technology, Inc.

Array, Greenbelt, Maryland, is a leading IT services firm supporting multiple command and/or control groups within the U.S. Air Force, as well as various other federal, municipal and commercial customers.

At October 31, 2019, the Company’s investment in Array consisted of a second lien loan with an outstanding amount of approximately $6.3 million, a cost basis of approximately $6.2 million and a fair value of approximately $6.3 million and a warrant with a cost basis and fair value of $0.  The second lien loan had an interest rate of 12% cash and 4% PIK and a maturity date of October 3, 2023.

On January 1, 2020, Array repaid its second lien loan in full, including all accrued interest totaling approximately $6.4 million.  The Company also received approximately $28,000 for the sale of the warrant which was recorded as a realized gain.

At January 31, 2020, the Company no longer held an investment in Array.

Black Diamond Equipment Rental

Black Diamond, Morgantown, West Virginia, is a heavy equipment rental company.

At October 31, 2019, the Company’s investment in Black Diamond consisted of a second lien loan with an outstanding amount of approximately $7.5 million, a cost basis of approximately $7.2 million and a fair value of approximately $7.6 million and a warrant with a cost basis of approximately $401,000 and a fair value of approximately $960,000.  The second lien loan had an interest rate of 12.5% and a maturity date of June 27, 2022.

During the quarter ended January 31, 2020, the Valuation Committee decreased the fair value of the loan by approximately $22,000 and increased the fair value of the warrant by $278,000.

At January 31, 2020, the Company’s investment in Black Diamond consisted of a second lien loan with an outstanding amount of approximately $7.5 million, a cost basis of approximately $7.2 million and a fair value of approximately $7.6 million and a warrant with a cost basis of approximately $401,000 and a fair value of approximately $1.2 million.

Custom Alloy Corporation

Custom Alloy, High Bridge, New Jersey, manufactures time sensitive and mission critical butt-weld pipe fittings and forgings for the natural gas pipeline, power generation, oil/gas refining and extraction, and nuclear generation markets.

At October 31, 2019, the Company’s investment in Custom Alloy consisted of a second lien loan with a cost basis and outstanding balance of approximately $32.5 million and a fair value of approximately $32.1 million, a second lien loan with a cost basis, outstanding balance and a fair value of approximately $6.1 million and a revolving credit facility with a cost basis, outstanding balance and a fair value of approximately $2.1 million.  The second lien loans and revolving credit facility had interest rates of 15% and maturity dates of April 30, 2022 and April 30, 2020, respectively.

During the quarter ended January 31, 2020, Custom Alloy borrowed $925,000 on its revolving credit facility.

During the quarter ended January 31, 2020, the Valuation Committee decreased the fair values of the $32.4 million second lien loan by approximately $326,000 and the $6.1 million second lien loan by approximately $62,000.

At January 31, 2020, the Company’s investment in Custom Alloy consisted of a second lien loan with a cost basis and outstanding balance of approximately $33.1 million and a fair value of approximately $32.4 million, a second lien loan with a cost basis and outstanding balance of approximately $6.3 million and a fair value of approximately

$6.1 million and a revolving credit facility with a cost basis, outstanding balance and a fair value of approximately $3.0 million.

Dukane IAS, LLC

Dukane, St. Charles, Illinois, is a global provider of plastic welding equipment.

At October 31, 2019, the Company’s investment in Dukane consisted of a second lien loan with an outstanding amount, a cost basis and a fair value of approximately $4.5 million.  The second lien loan had an interest rate of 13% and a maturity date of November 17, 2020.

During the quarter ended January 31, 2020, the Valuation Committee decreased the fair value of the loan by $45,000.

At January 31, 2020, the Company’s investment in Dukane consisted of a second lien loan with an outstanding amount, a cost basis and a fair value of approximately $4.5 million.

Essner Manufacturing LP

Essner, Ft. Worth, Texas, manufactures and supplies complex assemblies, machined parts and precision sheet metal components to aerospace suppliers.

At October 31, 2019, the Company’s investment in Essner consisted of a first lien loan with an outstanding amount of approximately $3.6 million, a cost basis of approximately $3.5 million and a fair value of approximately $3.6 million.  The first lien loan had an interest rate of 11.5% and a maturity date of December 20, 2022.

On January 10, 2020, Essner repaid its first lien loan in full, including all accrued interest totaling approximately $3.6 million.

At January 31, 2020, the Company no longer held an investment in Essner.

Equus Total Return, Inc.

Equus is a publicly traded business development company and regulated investment company listed on the New York Stock Exchange (NYSE:EQS).  Consistent with the Company’s valuation procedures, the Company has been marking this investment to its market price.

At October 31, 2019, the Company’s investment in Equus consisted of 3,228,024 shares of common stock with a cost of approximately $7.5 million and a market value of approximately $4.9 million.

At January 31, 2020, the Company’s investment in Equus consisted of 3,228,024 shares of common stock with a cost of approximately $7.5 million and a market value of approximately $5.7 million.

Foliofn, Inc.

Foliofn, Vienna, Virginia, a Legacy Investment, is a financial services technology company that offers investment solutions to financial services firms and investors.

At October 31, 2019, the Company’s investment in Foliofn consisted of 5,802,259 shares of Series C preferred stock with a cost of $15.0 million and a fair value of approximately $6.4 million.

During the quarter ended January 31, 2020, the Valuation Committee increased the fair value of the preferred stock by $5.7 million.

At January 31, 2020, the Company’s investment in Foliofn consisted of 5,802,259 shares of Series C preferred stock with a cost of $15.0 million and a fair value of approximately $12.0 million.

Chris Ferguson, a representative of the Company, serves as a director of Foliofn.

Global Prairie PBC, Inc.

Global Prairie, Kansas City, Missouri, is a marketing firm focusing on quality of life sectors (healthcare, environmental, agriculture).

At October 31, 2019, the Company’s investment in Global Prairie consisted of a second lien loan with an outstanding amount of approximately $3.0 million, a cost basis of approximately $2.9 million and a fair value of approximately $3.0 million.  The second lien loan had an interest rate of 14% and a maturity date of April 16, 2025.

At January 31, 2020, the Company’s investment in Global Prairie consisted of a second lien loan with an outstanding amount, cost basis and fair value of approximately $3.0 million.

GTM Intermediate Holdings, Inc.

GTM, Anderson, South Carolina, is a leading supplier of proprietary medical solutions for emergency trauma care.

At October 31, 2019, the Company’s investment in GTM consisted of a second lien loan with an outstanding amount of approximately $5.1 million, a cost basis of approximately $5.0 million and a fair value of approximately $5.1 million and 2 shares of common stock with a cost basis and fair value of $766,000.  The second lien loan had an interest rate of 12% and a maturity date of December 7, 2024.

During the quarter ended January 31, 2020, the Valuation Committee increased the fair value of the common stock by $817,000.

At January 31, 2020, the Company’s investment in GTM consisted of a second lien loan with an outstanding amount of approximately $5.0 million, a cost basis of approximately $4.9 million and a fair value of approximately $5.1 million and 2 shares of common stock with a cost basis of approximately $766,000 and a fair value of approximately $1.6 million.

Highpoint Global, LLC

Highpoint, Indianapolis, Indiana, is a government services firm focused on improving interactions between citizens and government organizations, particularly the Center for Medicare and Medicaid Services.

At October 31, 2019, the Company’s investment in Highpoint consisted of a second lien loan with an outstanding amount of approximately $5.2 million, a cost basis of approximately $5.1 million and a fair value of approximately $5.2 million.  The loan had an interest rate of 14% and a maturity date of September 30, 2022.

At January 31, 2020, the Company’s investment in Highpoint consisted of a second lien loan with an outstanding amount, cost basis and fair value of approximately $5.2 million.

HTI Technologies and Industries, Inc.

HTI, LaVergne, Tennessee, is a manufacturer of electric motor components and designer of small motor systems.

At October 31, 2019, the Company’s investment in HTI consisted of a second lien loan with an outstanding amount, cost basis and fair value of approximately $11.4 million.  The loan had an interest rate of 15.75% and a maturity date of September 15, 2024.

At January 31, 2020, the Company’s investment in HTI consisted of a second lien loan with an outstanding amount, cost basis and fair value of approximately $11.5 million.

Initials, Inc.

Initials, Clarkesville, Georgia, is a direct selling organization specializing in customized bags, organizational products and fashion accessories.

At October 31, 2019, the Company’s investment in Initials consisted of a senior subordinated loan with an outstanding amount and cost basis of approximately $5.6 million and a fair value of approximately $1.3 million. The loan had an interest rate of 15% and a maturity date of June 23, 2020.

During the quarter ended January 31, 2020, the Valuation Committee decreased the fair value of the loan by approximately $103,000.

At January 31, 2020, the Company’s investment in Initials consisted of a senior subordinated loan with an outstanding amount and cost basis of approximately $5.6 million and a fair value of approximately $1.2 million. The Company reserved in full against all of the accrued interest starting June 23, 2018.

International Precision Components Corporation

IPCC, Lake Forest, Illinois, is a leading plastic injection molder.

At October 31, 2019, the Company’s investment in IPCC consisted of a second lien loan with an outstanding amount of approximately $8.0 million, a cost basis of approximately $7.9 million and a fair value of approximately $8.0 million.  The loan had an interest rate of 15.5% and a maturity date of October 3, 2024.

At January 31, 2020, the Company’s investment in IPCC consisted of a second lien loan with an outstanding amount of approximately $8.0 million, a cost basis of approximately $7.9 million and a fair value of approximately $8.0 million.

Jedson Engineering, Inc.

Jedson, Cincinnati, Ohio, is a provider of engineering, procurement and construction management services.

At October 31, 2019, the Company’s investment in Jedson consisted of a first lien loan with an outstanding amount of approximately $6.0 million, a cost basis of approximately $5.9 million and a fair value of approximately $6.0 million.  The loan had an interest rate of 15% and a maturity date of June 21, 2024.

On December 13, 2019, the Company loaned approximately $1.6 million to Jedson, increasing the first lien loan to approximately $7.7 million.

At January 31, 2020, the Company’s investment in Jedson consisted of a first lien loan with an outstanding amount of approximately $7.7 million, a cost basis of approximately $7.5 million and a fair value of approximately $7.7 million.

JSC Tekers Holdings

JSC Tekers, Latvia, is a company focused on real estate management.

At October 31, 2019, the Company’s investment in JSC Tekers consisted of 9,159,085 shares of preferred stock with a cost basis of $11.8 million and a fair value of $4.9 million and 3,201 shares of common stock with a cost basis of $4,500 and a fair value of $0.

During the quarter ended January 31, 2020, the Valuation Committee increased the fair value of the preferred stock by $350,000.

At January 31, 2020, the Company’s investment in JSC Tekers consisted of 9,159,085 shares of preferred stock with a cost basis of $11.8 million and a fair value of $5.3 million and 3,201 shares of common stock with a cost basis of $4,500 and a fair value of $0.

Legal Solutions Holdings, Inc.

Legal Solutions, Covina, CA, is a provider of record retrieval services to the California workers’ compensation applicant attorney market.

At October 31, 2019, the Company’s investment in Legal Solutions consisted of a senior subordinated loan with an outstanding balance, cost basis and a fair value of approximately $12.2 million.  The senior subordinated loan had an interest rate of 15% and a maturity date of March 18, 2020.

During the quarter ended January 31, 2020, Legal Solutions made $2.3 million in principal payments on its loan and the maturity date was extended to March 31, 2022.

At January 31, 2020, the Company’s investment in Legal Solutions consisted of a senior subordinated loan with an outstanding balance, cost basis and a fair value of approximately $9.9 million.

Morey’s Seafood International LLC

Morey’s, Motley, Minnesota, is a manufacturer, marketer and distributor of fish and seafood products.

At October 31, 2019, the Company’s investment in Morey’s consisted of a second lien loan that had an outstanding balance, cost basis and a fair value of $16.5 million.  The loan had an interest rate of 13% and a maturity date of August 12, 2022.

On January 31, 2020, Morey’s repaid its second lien loan in full, including all accrued interest totaling approximately $16.8 million.

At January 31, 2020, the Company no longer held an investment in Morey’s.

MVC Automotive Group GmbH

MVC Automotive, an Austrian-based holding company, owns and operates ten Ford, Jaguar, Land Rover, Mazda, and Volvo dealerships located in Austria and the Czech Republic.

At October 31, 2019, the Company’s investment in MVC Automotive consisted of an equity interest with a cost of approximately $52.2 million and a fair value of approximately $20.6 million and a bridge loan with an outstanding amount, cost basis and fair value of approximately $7.1 million.  The mortgage guarantee for MVC Automotive was equivalent to approximately $4.0 million at October 31, 2019.  This guarantee was taken into account in the valuation of MVC Automotive.  The bridge loan had an interest rate of 6% and a maturity date of December 31, 2020.

During the quarter ended January 31, 2020, the Valuation Committee increased the fair value of the equity interest by approximately $486,000.

At January 31, 2020, the Company’s investment in MVC Automotive consisted of an equity interest with a cost of approximately $52.2 million and a fair value of approximately $21.1 million and a bridge loan with an outstanding amount, cost basis and fair value of approximately $7.1 million.  The mortgage guarantee for MVC Automotive was equivalent to approximately $5.4 million at January 31, 2020.  This guarantee was taken into account in the valuation of MVC Automotive.

Michael Tokarz, Chairman of the Company, Scott Foote and Puneet Sanan, representatives of the Company, serve as directors of MVC Automotive.

MVC Private Equity Fund, L.P.

MVC Private Equity Fund, L.P., Purchase, New York, is a private equity fund focused on control equity investments in the lower middle market.  MVC GP II, an indirect wholly-owned subsidiary of the Company, serves as the GP to the PE Fund and is exempt from the requirement to register with the Securities and Exchange Commission as an investment adviser under Section 203 of the Investment Advisers Act of 1940.  MVC GP II is wholly-owned by MVCFS, a subsidiary of the Company.  The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company’s ability to participate in Non-Diversified Investments made by the PE Fund. As previously disclosed, the Company is limited in its ability to make Non-Diversified Investments.  For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies and up to 30% of the carried interest generated by the PE Fund.  Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund.  In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to the remaining 75% of the management and other fees generated by the PE Fund and its portfolio companies and any carried interest generated by the PE Fund.  A significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.  Given this separate arrangement with the GP and the PE Fund, under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund.  The PE Fund’s term will end on October 29, 2016; unless the GP, in its sole discretion, extends the term of the PE Fund for two additional periods of one year each.

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund.  Of the $20.1 million total commitment, MVCFS, through its wholly-owned subsidiary MVC GP II, has committed $500,000 to the PE Fund as its general partner.  See MVC Partners for more information on the other portion of the Company’s commitment to the PE Fund. The PE Fund has closed on approximately $104 million of capital commitments.

During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners’ operations.

At October 31, 2019, the limited partnership interest in the PE Fund had a cost of approximately $9.0 million and a fair value of approximately $12.3 million.  The Company’s general partnership interest in the PE Fund had a cost basis of approximately $230,000 and a fair value of approximately $313,000.

On November 8, 2019, the Company received proceeds of approximately $2.7 million from the PE Fund related to the sale of Focus Pointe, a portfolio company of the PE Fund.  The Company’s pro-rata share of the PE Fund’s cost basis in the Focus Pointe investment totaled approximately $1.9 million, resulting in a realized gain of approximately $773,000.  The Company also received a carried interest payment from the PE Fund of approximately $48,000 related to the sale, which was recorded as additional realized gains.

On November 8, 2019, the Company received proceeds of approximately $291,000 from the PE Fund related to tax refunds received by the PE Fund related to Plymouth Rock Energy, LLC.  The additional proceeds were recorded as realized gains.  The Company also received a carried interest payment from the PE Fund of approximately $11,000 related to these proceeds, which was recorded as additional realized gains.

During the quarter ended January 31, 2020, the Valuation Committee increased the fair value of the general partnership interest and limited partnership interest in the PE Fund by a total of approximately $2.0 million.

At January 31, 2020, the limited partnership interest in the PE Fund had a cost of approximately $7.2 million and a fair value of approximately $11.3 million.  The Company’s general partnership interest in the PE Fund had a cost basis of approximately $183,000 and a fair value of approximately $287,000.  As of January 31, 2020, the PE Fund had investments in Gibdock Limited and Advanced Oilfield Services, LLC.

Powers Equipment Acquisition Company, LLC

Powers, Warminster, Pennsylvania, is a family owned manufacturer of commercial refrigeration equipment.

At October 31, 2019, the Company’s investment in Powers consisted of a first lien loan with an outstanding amount of approximately $6.5 million, a cost basis of approximately $6.4 million and a fair value of approximately $6.5 million.  The loan had an interest rate of 13.5% and a maturity date of April 30, 2024.

At January 31, 2020, the Company’s investment in Powers consisted of a first lien loan with an outstanding amount of approximately $6.5 million, a cost basis of approximately $6.4 million and a fair value of approximately $6.5 million.

RuMe, Inc.

RuMe, Denver, Colorado, produces functional and affordable products for the environmentally and socially-conscious consumer reducing dependence on single-use products.

At October 31, 2019, the Company’s investment in RuMe consisted of 5,297,548 shares of common stock with a cost basis of approximately $924,000 and a fair value of $0, 4,999,076 shares of series B-1 preferred stock with a cost basis of approximately $1.0 million and a fair value of $0, 23,896,634 shares of series C preferred stock with a cost basis of approximately $3.4 million and a fair value of approximately $1.5 million, a revolver with an outstanding balance, cost basis and fair value of approximately $2.1 million, another revolver with an outstanding balance of approximately $404,000 and a cost basis and fair value of approximately $233,000 and a subordinated note with an outstanding balance, cost basis and a fair value of approximately $3.6 million. The warrants have a cost basis of approximately $595,000 and a fair value of $1.4 million and the letter of credit was fair valued at approximately -$566,000 or a liability of approximately $566,000.  The subordinated note and the $2.1 million revolver had an interest rate of 10% PIK and a maturity date of March 31, 2020.  The $404,000 revolver had an interest rate of 10% PIK and a maturity date of February 28, 2020.

On November 14, 2019, the Company loaned $50,000 to RuMe on its line of credit, increasing the balance to approximately $2.1 million.

During the quarter ended January 31, 2020, the Valuation Committee decreased the series C preferred stock by approximately $876,000 and the warrants by a total of approximately $821,000 and increased the letters of credit by approximately $47,000.

At January 31, 2020, the Company’s investment in RuMe consisted of 5,297,548 shares of common stock with a cost basis of approximately $924,000 and a fair value of $0, 4,999,076 shares of series B-1 preferred stock with a cost basis of approximately $1.0 million and a fair value of $0, 23,896,634 shares of series C preferred stock with a cost basis of approximately $3.4 million and a fair value of approximately $587,000, a revolver with an outstanding balance, cost basis and fair value of approximately $2.2 million, another revolver with an outstanding balance of approximately $414,000 and a cost basis and fair value of approximately $374,000 and a subordinated note with an outstanding balance, cost basis and a fair value of approximately $3.7 million. The warrants have a cost basis of approximately $595,000 and a fair value of $551,000 and the letter of credit was fair valued at approximately -$519,000 or a liability of approximately $519,000.

Shivani Khurana and Christopher Ferguson, representatives of the Company, serve as directors of RuMe.

Security Holdings, B.V.

Security Holdings is an Amsterdam-based holding company that owns FIMA, a Lithuanian security and engineering solutions company.

At October 31, 2019, the Company’s investment in Security Holdings consisted of common equity interest with a cost basis of approximately $51.2 million and a fair value of approximately $33.6 million, a bridge loan with an outstanding balance, cost basis and fair value of approximately $4.9 million, a senior subordinated loan with an outstanding balance, cost basis and fair value of approximately $6.0 million and a letter of credit with a fair value of approximately -$161,000 or a liability of $161,000.  The bridge loan had an interest rate of 5% and a maturity date of December 31, 2019 and the senior subordinated loan had an interest rate of 12.45% and a maturity date of May 31, 2020.

On November 25, 2019, the Company loaned approximately $1.1 million to Security Holdings, increasing its senior subordinated loan outstanding amount to approximately $7.1 million.

On December 13, 2019, the Company loaned approximately $1.0 million to Security Holdings, increasing its senior subordinated loan outstanding amount to approximately $8.1 million.

During the quarter ended January 31, 2020, the senior subordinated loan’s maturity date was extended to May 31, 2022.

During the quarter ended January 31, 2020, the Valuation Committee decreased the fair value of the common equity interest by $7.2 and increased the fair value of the letter of credit by approximately $87,000.

At January 31, 2020, the Company’s investment in Security Holdings consisted of common equity interest with a cost basis of approximately $51.2 million and a fair value of approximately $26.4 million, a bridge loan with an outstanding balance, cost basis and fair value of approximately $5.2 million, a senior subordinated loan with an outstanding balance, cost basis and fair value of approximately $8.2 million and a letter of credit with a fair value of approximately -$74,000 or a liability of $74,000.

Puneet Sanan, a representative of the Company, serves as a director of Security Holdings.

SMA Holdings, Inc.

SMA, Irvine, California, is a strategic consulting firm, which has been serving the federal contracting and commercial markets for over 35 years.

At October 31, 2019, the Company’s investment in SMA consisted of a first lien loan with an outstanding amount of approximately $7.0 million, a cost basis of approximately $6.4 million and a fair value of approximately $6.5 million and warrants with a cost basis and fair value of approximately $505,000.  The first lien loan had an interest rate of 11.0% and a maturity date of June 26, 2024.

At January 31, 2020, the Company’s investment in SMA consisted of a first lien loan with an outstanding amount of approximately $7.0 million, a cost basis of approximately $6.5 million and a fair value of approximately $6.6 million and warrants with a cost basis and fair value of approximately $505,000.

Trientis GmbH (formerly SGDA Europe B.V.)

Trientis is an Austrian-based holding company that pursues environmental and remediation opportunities in Romania.

At October 31, 2019, the Company’s investment in Trientis consisted of a first lien loan with an outstanding balance and cost basis of approximately $1.2 million and a fair value of approximately $177,000 and a warrant with a cost basis of approximately $68,000 and a fair value of $0.  The first lien note has an interest rate of 5%, with a PIK toggle at Trientis’s option, and a maturity date of October 26, 2024.

During the quarter ended January 31, 2020, the Valuation Committee increased the fair value of the loan by approximately $72,000.

At January 31, 2020, the Company’s investment in Trientis consisted of a first lien loan with an outstanding balance and cost basis of approximately $1.2 million and a fair value of approximately $248,000 and a warrant with a cost basis of approximately $68,000 and a fair value of $0. The Company reserved in full against all of the accrued interest starting September 1, 2018.

Tuf-Tug Inc.

Tuf-Tug, Moraine, Ohio, is a designer and manufacturer of fall protection and rigging gear.

At October 31, 2019, the Company’s investment in Tuf-Tug consisted of a second lien loan with an outstanding balance of approximately $5.0 million, a cost basis of approximately $4.9 million and a fair value of approximately $5.0 million and 24.6 shares of common stock with a cost basis of $750,000 and a fair value of approximately $778,000.  The second lien loan had an interest rate of 13% and a maturity date of February 24, 2024.

During the quarter ended January 31, 2020, the Valuation Committee increased the fair values of the loan by approximately $260 and decreased the fair value of the common stock by approximately $63,000.

At January 31, 2020, the Company’s investment in Tuf-Tug consisted of a second lien loan with an outstanding balance and cost basis of approximately $5.0 million and a fair value of approximately $5.1 million and 24.6 shares of common stock with a cost basis of $750,000 and a fair value of approximately $716,000.

Turf Products, LLC

Turf, Enfield, Connecticut, is a wholesale distributor of golf course and commercial turf maintenance equipment, golf course irrigation systems and consumer outdoor power equipment.

At October 31, 2019, the Company’s investment in Turf consisted of a senior subordinated loan and a third lien loan.  The loans had an interest rate of 10% and a maturity date of August 7, 2020.  The senior subordinated loan had an outstanding balance and cost basis of approximately $7.7 million and a fair value of approximately $7.6 million and the third lien loan had an outstanding balance and cost basis of approximately $1.1 million and a fair value of approximately $1.0 million.

During the quarter ended January 31, 2020, Turf made a principal payment of $70,000 on its third lien loan.

During the quarter ended January 31, 2020, the Valuation Committee increased the fair value of the senior subordinated loans by a total of approximately $60,000.

At January 31, 2020, the senior subordinated loan had an outstanding balance and cost basis of approximately $7.7 million and a fair value of approximately $7.6 million and the third lien loan had an outstanding balance and cost basis of approximately $980,000 and a fair value of approximately $969,000.

United States Technologies, Inc.

U.S. Technologies, Fairlawn, New Jersey, offers diagnostic testing, redesign, manufacturing, reverse engineering and repair services for malfunctioning electronic components of machinery and equipment.

At October 31, 2019, the Company’s investment in U.S. Technologies consisted of a senior term loan with an outstanding amount, cost basis and fair value of approximately $5.5 million.  The loan had an interest rate of 10.5% and matures on July 17, 2020.

At January 31, 2020, the senior term loan had an outstanding amount, cost basis and fair value of approximately $5.5 million.

U.S. Gas & Electric, Inc.

U.S. Gas, North Miami Beach, Florida, a wholly-owned indirect subsidiary of Crius, is a licensed Energy Service Company that markets and distributes natural gas to small commercial and residential retail customers in the state of New York.

On October 18, 2019, Vistra Energy notified the Company that it was asserting an offset of Company’s loan assets of approximately $1.6 million relating to an indemnification claim obligation attributable to U.S. Gas.  The Company reserved in full against all of the accrued interest related to the $1.6 million.

At October 31, 2019, the Company’s investment in U.S. Gas, an indirect subsidiary of Crius, consisted of a second lien loan with an outstanding balance and cost basis of approximately $37.5 million and a fair value of approximately $37.0 million.  The loan has an interest rate of 9.5% and matures on July 5, 2025.

On November 1, 2019, U.S. Gas made a principal payment of approximately $32.8 million on its second lien loan.

During the quarter ended January 31, 2020, the Valuation Committee decreased the fair value of the loan by approximately $1.0 million related to the indemnification claim.

At January 31, 2020, the Company’s investment in U.S. Gas, an indirect subsidiary of Crius, consisted of a second lien loan with an outstanding balance and cost basis of approximately $4.8 million and a fair value of approximately $3.2 million.  The Company reserved in full against all of the accrued interest related to the $1.6 million portion of the second lien loan due to the indemnification claim.

U.S. Spray Drying Holding Company

SCSD, Huguenot, New York, provides custom spray drying products to the food, pharmaceutical, nutraceutical, flavor and fragrance industries.

At October 31, 2019, the Company’s investment in SCSD consisted of 784 shares of class B common stock with a cost basis of approximately $5.5 million and a fair value of approximately $1.8 million.  The secured loan and the senior secured loan each had an outstanding balance, cost basis and fair value of $1.5 million.  The secured loan and the senior secured loan each had an interest rate of 12% and a maturity date of April 30, 2021.

During the quarter ended January 31, 2020, the Valuation Committee decreased the fair value of the common stock by $260,000.

At January 31, 2020, the Company’s investment in SCSD consisted of 784 shares of class B common stock with a cost basis of approximately $5.5 million and a fair value of approximately $1.5 million, a secured loan and senior secured loan each with an outstanding balance, cost basis and fair value of $1.5 million, totaling $3.0 million.

Puneet Sanan and Shivani Khurana, representatives of the Company, serve as directors of SCSD.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources are derived from our public offering of securities, our credit facility and cash flows from operations, including investment sales and repayments and income earned. Our primary use of funds includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, proceeds generated from our portfolio investments and/or proceeds from public and private offerings of securities to finance pursuit of our investment objective.

At January 31, 2020, the Company had investments in portfolio companies totaling $285.7 million.  Also, on that date, the Company had approximately $50.0 million in cash equivalents and restricted cash equivalents and approximately $5.3 million in cash.  The Company considers all money market and other cash investments purchased with an original maturity of less than three months to be cash equivalents. U.S. government securities and cash equivalents are highly liquid.  Pending investments in portfolio companies pursuant to our principal investment strategy, the Company may make other short-term or temporary investments, including in exchange-traded funds and private investment funds offering periodic liquidity.

During the quarter ended January 31, 2020, the Company made follow-on investments in five portfolio companies that totaled approximately $8.3 million.  Specifically, on November 14, 2019, the Company loaned $50,000 to RuMe on its line of credit, increasing the balance to approximately $2.2 million.  On November 25, 2019 and December 13, 2019, the Company loaned approximately $1.1 million and $1.0 million, respectively, to Security Holdings, increasing its senior subordinated loan outstanding amount to approximately $8.2 million.  On December 13, 2019, the Company loaned approximately $1.6 million to Jedson, increasing the first lien loan to approximately $7.7 million.  On January 10, 2020, the Company loaned approximately $3.8 million to Apex, increasing the first lien loan to approximately $18.8 million.  The maturity date of the loan was extended to May 15, 2020.  The Company also received a warrant as part of this investment.  On January 16, 2020, Custom Alloy borrowed $925,000 on its revolving credit facility, increasing the balance outstanding to approximately $3.0 million.

At October 31, 2019, the Company had investments in portfolio companies totaling $340.2 million. Also, on that date, the Company had approximately $10.4 million in cash equivalents and approximately $1.3 million in cash. The Company considers all money market and other cash investments purchased with an original maturity of less than three months to be cash equivalents. U.S. government securities and cash equivalents are highly liquid. Pending investments in portfolio companies pursuant to our principal investment strategy, the Company may make other short-term or temporary investments, including in exchange-traded funds and private investment funds offering periodic liquidity.

During the fiscal year ended October 31, 2019, the Company made six new investments, committing capital that totaled approximately $32.4 million. Pursuant to an exemptive order received by the Company from the SEC (the “Order”), that allows the Company to co-invest, subject to certain conditions, with certain affiliated private funds as described in the Order, each of the Company and the Private Fund co-invested in GTM ($1.9 million investment for the Company). The Company also invested (by itself without any co-investment with its affiliates) in Powers ($6.5 million), IPCC ($8.0 million), Jedson ($6.0 million), SMA ($7.0 million) and Global Prairie ($3.0 million).

During the fiscal year ended October 31, 2019, the Company made follow-on investments in six portfolio companies that totaled approximately $12.5 million. On December 21, 2018, the Company loaned an additional $2.0 million to Custom Alloy in the form of a second lien loan with an interest rate of 11% and a maturity date of December 23, 2019. During the fiscal year ended October 31, 2019, the Company loaned approximately $1.4 million to RuMe and received a new warrant. On June 7, 2019, the Company invested approximately $3.9 million in GTM increasing the second lien loan by $3.5 million and investing approximately $420,000 for additional common shares. During the fiscal year ended October 31, 2019, Custom Alloy borrowed approximately $2.1 million on its revolving credit facility with a 15% interest rate and a maturity date of April 30, 2020. On July 15, 2019, the Company loaned an additional $1.0 million to HTI increasing its second lien loan to approximately $11.4 million as of October 31, 2019. On September 10, 2019, the Company invested $1.0 million in MVC Automotive in the form of additional common equity. On September 26, 2019, the Company loaned approximately $552,000 to Security Holdings, increasing the senior subordinated loan to approximately $6.0 million as of October 31, 2019.

Current balance sheet resources, which include the additional cash resources from Credit Facility IV (defined below), are believed to be sufficient to finance current commitments. Current commitments include:

Commitments to/for Portfolio Companies

At January 31, 2020 and October 31, 2019, the Company’s existing commitments to portfolio companies consisted of the following:

Portfolio Company	Amount Committed	Amount Funded at January 31, 2020
MVC Private Equity Fund LP	$20.1 million	$14.6 million
RuMe	$2.2 million	$2.2 million
RuMe	$400,000	$400,000
Custom Alloy	$3.0 million	$3.0 million
Total	$25.7 million	$20.2 million

Portfolio Company	Amount Committed	Amount Funded at October 31, 2019
MVC Private Equity Fund LP	$20.1 million	$14.6 million
RuMe	$2.2 million	$2.1 million
RuMe	$400,000	$400,000
Custom Alloy	$3.0 million	$2.1 million
Total	$25.7 million	$19.2 million

Guarantees

At January 31, 2020 and October 31, 2019, the Company had the following commitments to guarantee various loans and mortgages:

Guarantee	Amount Committed	Amount Funded at January 31, 2020
MVC Automotive	$4.0 million	—
Total	$4.0 million	—

Guarantee	Amount Committed	Amount Funded at October 31, 2019
MVC Automotive	$4.0 million	—
Total	$4.0 million	—

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies. At January 31, 2020, the Valuation Committee estimated the combined fair values of the guarantee obligation noted above to be $0 or a liability of approximately $0.

These guarantees are further described below, together with the Company’s other commitments.

On January 16, 2008, the Company agreed to support a 4.0 million Euro mortgage for a Ford dealership owned and operated by MVC Automotive through making financing available to the dealership and agreeing under certain circumstances not to reduce its equity stake in MVC Automotive. Over time, Erste Bank, the bank extending the mortgage to MVC Automotive, increased the amount of the mortgage. The balance of the guarantee as of January 31, 2020 is approximately 4.9 million Euro (equivalent to approximately $5.4 million).

The Company agreed to cash collateralize a $300,000 third party letter of credit for RuMe, which is now collateralized with Credit Facility IV (defined below) and still a commitment of the Company as of January 31, 2020. Previously, the Company guaranteed $1.0 million of RuMe’s indebtedness to Colorado Business Bank and also provided RuMe an additional $2.0 million letter of credit. On April 25, 2019, the $1.0 million guarantee and the $2.0 million letter of credit were refinanced and replaced with a new $3.0 million letter of credit. The letter of credit had a fair value of approximately -$519,000 or a liability of $519,000 as of January 31, 2020. The $3.0 million letter of credit is collateralized with Credit Facility IV (defined below).

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as GP. The PE Fund closed on approximately $104 million of capital commitments. During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners operations. The investment period related to the PE Fund has ended. Additional capital may be called for follow-on investments in existing portfolio companies of the PE Fund or to pay operating expenses of the PE Fund until the partnership is terminated. On December 27, 2018, the Company received proceeds of approximately $7.5 million from the PE Fund related to the sale of Plymouth Rock Energy, LLC, a portfolio company of the PE Fund. The Company’s pro-rata share of the PE Fund’s cost basis in the Plymouth Rock Energy, LLC investment totaled approximately $2.5 million, resulting in a realized gain of approximately $5.0 million. On October 25, 2019, the PE Fund sold Focus Pointe, a portfolio company of the PE Fund. The Company received proceeds of approximately $2.7 million related to the sale. The Company’s pro-rata share of the PE Fund’s cost basis in the Focus Pointe investment totaled approximately $1.9 million, resulting in a realized gain of approximately $800,000. As of January 31, 2020, $14.6 million of the Company’s commitment was funded.

As of October 31, 2019, RuMe had a $2.2 million line of credit provided by the Company with a 10% interest rate and a maturity date of March 31, 2021. The outstanding balance as of October 31, 2019 and January 31, 2020 was approximately $2.1 million and $2.2 million, respectively, including capitalized PIK interest. Also, during the fiscal year ended October 31, 2019, the Company provided RuMe a $400,000 revolver with a 10% interest rate and a maturity date of February 28, 2020. The outstanding balance of the revolver as of October 31, 2019 and January 31, 2020 was approximately $404,000 and $414,000, respectively, including capitalized PIK interest.

As of October 31, 2019, Security Holdings had a 4.8 million Euro letter of credit. The letter of credit had a fair value of approximately -$74,000 or a liability of $74,000 as of January 31, 2020. The letter of credit is collateralized with Credit Facility IV (defined below).

As of October 31, 2019, Custom Alloy had a $3.0 million line of credit provided by the Company with a 15% interest rate and a maturity date of April 30, 2020. The balance outstanding as of October 31, 2019 was approximately $2.1 million. During the quarter ended January 31, 2020, the Company funded $925,000, resulting in a balance outstanding as of January 31, 2020 of approximately $3.0 million.

As of January 31, 2020, the total fair value associated with potential obligations related to guarantees and letters of credit was approximately -$593,000 or a liability of $593,000.

Commitments of the Company

On July 31, 2013, the Company entered into a one-year, $50 million revolving credit facility (“Credit Facility II”) with BB&T. On January 31, 2014, Credit Facility II was increased to a $100 million revolving credit facility.  On December 1, 2015, Credit Facility II was renewed and expired on May 31, 2016, at which time all outstanding amounts under it were due and repaid.  On June 30, 2016, Credit Facility II was renewed and reduced to a $50 million revolving credit facility, which expired on February 28, 2017, as of which time all outstanding amounts under it were due and repaid.  On February 28, 2017, Credit Facility II was renewed and increased to a $100 million revolving credit facility and expired on August 31, 2017.  On August 31, 2017, Credit Facility II was renewed and decreased to a $25 million revolving credit facility, which was to expire on August 31, 2018.  There was no change to the interest rate or unused fee on the revolving credit facility. The Company incurred closing costs associated with this transaction of $62,500.  On August 10, 2018, Credit Facility II was renewed to August 30, 2019 and on August 30, 2019, Credit Facility II was extended to August 31, 2020.  The Company incurred closing costs associated with each of these transaction of $50,000 with no change in terms other than the expiration date.  At October 31, 2019 and January 31, 2020, there was $0 and $25.0 million, respectively, outstanding on Credit Facility II.  Credit Facility II is used to provide the Company with better overall financial flexibility in managing its investment portfolio.  Borrowings under Credit Facility II bear interest at LIBOR plus 125 basis points.  In addition, the Company is also subject to a 25 basis point commitment fee for the average amount of Credit Facility II that is unused during each fiscal quarter.  The Company paid closing fees, legal and other costs associated with these transactions.  These costs are amortized over the life of the facility.  Borrowings under Credit Facility II will be secured by cash, short-term and long-term U.S. Treasury securities and other governmental agency securities.  As of January 31, 2020, the Company was in compliance with all covenants related to Credit Facility II.

On November 15, 2017, the Company completed a public offering of $100,000,000 aggregate principal amount of its 6.25% senior notes due November 30, 2022 (“Senior Notes II”). In addition, on November 20, 2017, the underwriters exercised an over-allotment option to purchase an additional $15 million in aggregate principal amount of Senior Notes II (together with the offering on November 15, the “Offering”).  The Senior Notes II have an interest rate of 6.25% per year payable quarterly on January 15, April 15, July 15, and October 15 of each year.  After deducting underwriting fees and discounts and expenses, the Offering resulted in net proceeds to the Company of approximately $111.4 million.  The Offering expenses incurred are amortized over the term of the Senior Notes II.  Proceeds from the offering were used to repay the Senior Notes in full, including all accrued interest.  As of January 31, 2020, the Senior Notes II had a total outstanding amount of $115.0 million, net of deferred financing fees the balance was approximately $112.9 million, with a market value of approximately $117.5 million.

On January 29, 2019, the Company entered into a three year, $35 million revolving credit facility (“Credit Facility IV”) with People’s United Bank, National Association as lender and lead agent. Credit Facility IV can, under certain conditions, be increased up to $85 million. Credit Facility IV will expire on January 29, 2022, at which time all outstanding amounts under Credit Facility IV will be due and payable.  Borrowings under the Credit Facility bear interest at a rate of LIBOR plus 2.85%, or the prime rate plus 0.5% at the Company’s discretion. In addition, the Company was subject to (i) a closing fee of 1% of the commitment amount paid at closing, (ii) a one-time structuring fee in the amount of $100,000 paid at closing, (iii) an unused line fee, which is payable monthly, of 0.75% if the Company draws less than $25 million on Credit Facility IV or 0.60% if the Company draws more than $25 million on Credit Facility IV, and (iv) an annual administrative agent fee in the amount of $100,000 in 2019 and $200,000 in each year thereafter. The compensating balance for the revolving credit facility is $5.0 million, which is reflected as restricted cash equivalents on the Company’s Consolidated Balance Sheets.  On June 19, 2019, in order to increase the size of the Credit Facility IV, the credit facility was amended to add Bank Leumi USA as an additional lender. The amendment increased the size of Credit Facility IV by $15.0 million to $50.0 million. All other material terms of the Credit Facility remain unchanged. In addition, the Company was subject to a closing fee of 1% of the additional commitment amount of $15.0 million to be paid at closing.  As of January 31, 2020, there was no amount outstanding on Credit Facility IV and the Company was in compliance with the maximum balance sheet leverage covenant related to Credit Facility IV.

The Company enters into contracts with portfolio companies and other parties that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not experienced claims or losses pursuant to these contracts and believes the risk of loss related to indemnifications to be remote.

SUBSEQUENT EVENTS

On February 3, 2020, the Company loaned approximately $1.7 million to Jedson, increasing the first lien loan to approximately $9.4 million.

On February 25, 2020, the Company notified U.S. Bank National Association, the Trustee for the Company’s 6.25% Senior Notes due 2022 (the “Notes”), of the Company’s election to redeem $20.0 million aggregate principal amount of the Notes outstanding at a price equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest on the Note to, but excluding, the date of redemption.  The Company instructed the Trustee to provide notice of such redemption to the holders of the Notes in accordance with the terms of the indenture governing the Notes.  The Company expects the redemption to be completed on March 26, 2020.  Following the redemption, $95.0 million in aggregate principal amount of the Notes will remain outstanding.  The Company intends to fund the Redemption Amount with cash on hand.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in the preparation of its consolidated financial statements:

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers” (Topic 606). ASU 2014-09 addresses the reporting of revenue by most entities and will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. In August 2015, the FASB issued ASU 2015-14 that defers the effective date of ASU 2014-09 for public business entities for annual reporting periods beginning after December 15, 2017, including interim periods therein. Early application is not permitted for public business entities. On December 27, 2016, the FASB issued ASU 2016-20 to make various amendments to Topic 606, going into effect for years beginning after December 15, 2017. The standard impacted the fair value of the PE Fund’s LP interest due to the exclusion of the Company’s portion of the carried interest associated with the PE Fund. This update has had no material impact on our financial statements.

In August 2014, FASB issued ASU 2014-15, “Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). The standard requires management to evaluate, at each interim and annual reporting period, whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are issued, and provide related disclosures. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and for annual and interim periods thereafter, and early adoption is permitted. This update has had no impact on our financial statements.

In June 2016, FASB issued ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. The amendments require a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected. In addition, ASU 2016-13 requires credit losses relating to available-for-sale debt securities to be recorded through an allowance for credit losses. The amendments in ASU 2016-13 broaden the information that an entity must consider in developing its expected credit loss estimate for assets measured either collectively or individually. The new standard is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2019. The Company does not expect the adoption of ASU 2016-13 to have a material impact on our financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows — Classification of Certain Cash Receipts and Cash Payments (Topic 230). The amendments provide guidance on eight specific cash flow issues in how certain cash receipts and cash payments are presented and classified in the statement of cash flows with the objective of reducing the existing diversity in practice. The amendments are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Early adoption is permitted. This update has had no material impact on our financial statements.

In October 2016, the FASB issued ASU 2016-17, to amend the consolidation guidance on how a reporting entity that is the single decision maker of a VIE should treat indirect interests in the entity held through related parties that are under common control with the reporting entity when determining whether it is the primary beneficiary of that VIE. The ASU is effective for public business entities for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. This update has had no impact on our financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this Update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The ASU is effective for public business entities for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. This update has had no material impact on our financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurements. The amendments require new disclosures of changes in unrealized gains and losses in other comprehensive income for recurring Level 3 fair value of instruments held at balance sheet date and the range and weighted average of significant unobservable inputs for recurring and nonrecurring Level 3 fair values. Certain disclosures are being eliminated such as the valuation process required for Level 3 fair value measurements, the policy for timing of transfers between levels and amounts of and reason for transfers between Levels 1 and 2. The ASU is effective for public business entities for fiscal years and interim periods beginning after December 15, 2019. The Company does not expect the adoption of ASU 2018-13 to have a material impact on our financial statements.

In October 2018, the FASB issued ASU No. 2018-17, Consolidation (Topic 810): Targeted Improvements to related Party Guidance for Variable Interest Entities. The guidance supersedes the private company alternative for common control leasing arrangements issued in 2014 and expands it to all qualifying common control arrangements. Also under the guidance, a private company could make an accounting policy election to not apply VIE guidance to legal entities under common control (including common control leasing arrangements) when certain criteria are met. Additionally, a private company electing the alternative is required to provide detailed disclosures about its involvement with, and exposure to, the legal entity under common control. The ASU also amends the guidance for determining whether a decision-making fee is a variable interest. The amendments require organizations to consider indirect interests held through related parties under common control on a proportional basis rather than as the equivalent of a direct interest in its entirety (as currently required in GAAP). The ASU is effective for public business entities for fiscal years and interim periods beginning after December 15, 2019. The Company does not expect the adoption of ASU 2018-17 to have a material impact on our financial statements.

Tax Status and Capital Loss Carryforwards

As a RIC, the Company is not subject to federal income tax to the extent that it distributes all of its investment company taxable income and net realized capital gains for its taxable year (see Notes 12 “Tax Matters” and Note 13 “Income Taxes” of our notes to the consolidated financial statements). This allows us to attract different kinds of investors than other publicly held corporations. The Company is also exempt from excise tax if it distributes at least (1) 98% of its ordinary income during each calendar year, (2) 98.2% of its capital gain net income realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gain net income for previous years that were not distributed during those years. On October 31, 2019, the Company had a capital loss carryforward of approximately $9.3 million. The Company also had approximately $75.4 million in unrealized losses as of October 31, 2019.

Valuation of Portfolio Securities

Pursuant to the requirements of the 1940 Act and in accordance with the Accounting Standards Codification (“ASC”), Fair Value Measurements and Disclosures (“ASC 820”), we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with our Valuation Procedures adopted by the Board of Directors, which are consistent with ASC 820. As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to its Valuation Committee, subject to the Board of Directors’ supervision and pursuant to our Valuation Procedures. Our Board of Directors may also hire independent consultants to review our Valuation Procedures or to conduct an independent valuation of one or more of our portfolio investments. In this regard, the Company has engaged an independent valuation firm to perform valuation services for certain portfolio debt investments.

Pursuant to our Valuation Procedures, the Valuation Committee (which is comprised of three Independent Directors) determines fair values of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). In doing so, the Committee considers the recommendations of TTG Advisers and input and reviews by third party consultants retained to support the Company’s valuation process. The Company has also adopted other enhanced processes related to valuations of controlled/affiliated portfolio companies. Any changes in valuation are recorded in the consolidated statements of operations as “Net unrealized appreciation (depreciation) on investments.”

Currently, our NAV per share is calculated and published on a quarterly basis. The Company calculates our NAV per share by subtracting all liabilities from the total value of our portfolio securities and other assets and dividing the result by the total number of outstanding shares of our common stock on the date of valuation. Fair values of foreign investments reflect exchange rates, as applicable, in effect on the last business day of the quarter end. Exchange rates fluctuate on a daily basis, sometimes significantly. See Risk Factor, “Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments.”

At January 31, 2020 and October 31, 2019, approximately 75.2% and 92.6%, respectively, of total assets represented investments in portfolio companies recorded at fair value (“Fair Value Investments”).

Under most circumstances, at the time of acquisition, Fair Value Investments are carried at cost (absent the existence of conditions warranting, in management’s and the Valuation Committee’s view, a different initial value). During the period that an investment is held by the Company, its original cost may cease to approximate fair value as the result of market and investment specific factors. No pre-determined formula can be applied to determine fair value. Rather, the Valuation Committee analyzes fair value measurements based on the value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties, other than in a forced or liquidation sale. The liquidity event whereby the Company ultimately exits an investment is generally the sale, the merger, or the recapitalization of a portfolio company or by a public offering of its securities.

Valuation Methodology

There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which the Company derives a single estimate of fair value. To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company’s financial results and projections, publicly traded comparable companies when available, comparable private transactions when available, precedent transactions in the market when available, third-party real estate and asset appraisals if appropriate and available, discounted cash flow analysis, if appropriate, as well as other factors. The Company generally requires, where practicable, Portfolio Companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.

The fair value of our portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities and escrow receivables that do not have readily ascertainable market values, our estimate of fair value may significantly differ from the value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers’ fees or other selling costs, which might become payable on disposition of such investments.

ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure value. In determining fair value, the Valuation Committee primarily uses the level 3 inputs referenced in ASC 820.

ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset to which the reporting entity has access to as of the measurement date. If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

Our investments are carried at fair value in accordance with ASC 820. Unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date and majority-owned publicly traded securities and other privately held securities are valued as determined in good faith by the Valuation Committee of the Board of Directors. For legally or contractually restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date minus a discount for the restriction. At October 31, 2019, we did not own restricted or unrestricted securities of any publicly traded company in which we have a majority-owned interest, but did own one security in which we have a minority interest.

If a security is publicly traded, the fair value is generally equal to the market value based on the closing price on the principal exchange on which the security is primarily traded, unless the security is restricted and in such a case, a discount is applied for the restriction.

For equity securities of Portfolio Companies, the Valuation Committee estimates the fair value based on market and/or income approach with value then attributed to equity or equity like securities using the enterprise value waterfall (“Enterprise Value Waterfall”) valuation methodology. Under the Enterprise Value Waterfall valuation methodology, the Valuation Committee estimates the enterprise fair value of the portfolio company and then waterfalls the enterprise value over the portfolio company’s securities in order of their preference relative to one another. To assess the enterprise value of the portfolio company, the Valuation Committee weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing assets may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company, and third-party asset and real estate appraisals. For non-performing assets, the Valuation Committee may estimate the liquidation or collateral value of the portfolio company’s assets. The Valuation Committee also takes into account historical and anticipated financial results.

The Company does not utilize hedge accounting and instead, when applicable, marks its derivatives to market on the Company’s consolidated statement of operations.

In assessing enterprise value, the Valuation Committee considers the mergers and acquisitions (“M&A”) market as the principal market in which the Company would sell its investments in portfolio companies under circumstances where the Company has the ability to control or gain control of the board of directors of the portfolio company (“Control Companies”). This approach is consistent with the principal market that the Company would use for its portfolio companies if the Company has the ability to initiate a sale of the portfolio company as of the measurement date, i.e., if it has the ability to control or gain control of the board of directors of the portfolio company as of the measurement date. In evaluating if the Company can control or gain control of a portfolio company as of the measurement date, the Company takes into account its equity securities on a fully diluted basis, as well as other factors.

For non-Control Companies, consistent with ASC 820, the Valuation Committee considers a hypothetical secondary market as the principal market in which it would sell investments in those companies. The Company also considers other valuation methodologies such as the Option Pricing Method and liquidity preferences when valuing minority equity positions of a portfolio company.

For loans and debt securities of non-Control Companies (for which the Valuation Committee has identified the hypothetical secondary market as the principal market), the Valuation Committee determines fair value based on the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield (“Market Yield”) valuation methodology. In applying the Market Yield valuation methodology, the Valuation Committee determines the fair value based on such factors as third party broker quotes (if available) and market participant assumptions, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date.

Estimates of average life are generally based on market data of the average life of similar debt securities. However, if the Valuation Committee has information available to it that the debt security is expected to be repaid in the near term, the Valuation Committee would use an estimated life based on the expected repayment date.

The Valuation Committee determines fair value of loan and debt securities of Control Companies based on the estimate of the enterprise value of the portfolio company. To the extent the enterprise value exceeds the remaining principal amount of the loan and all other debt securities of the company, the fair value of such securities is generally estimated to be their cost. However, where the enterprise value is less than the remaining principal amount of the loan and all other debt securities, the Valuation Committee may discount the value of such securities to reflect an impairment.

For the Company’s or its subsidiary’s investment in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as the general partner (the “GP”) of the PE Fund, the Valuation Committee relies on the GP’s determination of the fair value of the PE Fund which will be generally valued, as a practical expedient, utilizing the net asset valuations provided by the GP, which will be made: (i) no less frequently than quarterly as of the Company’s fiscal quarter end and (ii) with respect to the valuation of PE Fund investments in portfolio companies, will be based on methodologies consistent with those set forth in the Company’s valuation procedures. In making its determinations, the GP considers and generally relies on TTG Advisers’ recommendations. The determination of the net asset value of the Company’s or its subsidiary’s investment in the PE Fund will follow the methodologies described for valuing interests in private investment funds (“Investment Vehicles”) described below. Additionally, when both the Company and the PE Fund hold investments in the same portfolio company, the GP’s Fair Value determination shall be based on the Valuation Committee’s determination of the Fair Value of the Company’s portfolio security in that portfolio company.

As permitted under GAAP, the Company’s interests in private investment funds are generally valued, as a practical expedient, utilizing the net asset valuations provided by management of the underlying Investment Vehicles, without adjustment, unless TTG Advisers is aware of information indicating that a value reported does not accurately reflect the value of the Investment Vehicle, including any information showing that the valuation has not been calculated in a manner consistent with GAAP. Net unrealized appreciation (depreciation) of such investments is recorded based on the Company’s proportionate share of the aggregate amount of appreciation (depreciation) recorded by each underlying Investment Vehicle. The Company’s proportionate investment interest includes its share of interest and dividend income and expense, and realized and unrealized gains and losses on securities held by the underlying Investment Vehicles, net of operating expenses and fees. Realized gains and losses on distributions from Investment Vehicles are generally recognized on a first in, first out basis.

The Company applies the practical expedient to interests in Investment Vehicles on an investment by investment basis, and consistently with respect to the Company’s entire interest in an investment. The Company may adjust the valuation obtained from an Investment Vehicle with a premium, discount or reserve if it determines that the net asset value is not representative of fair value.

If the Company intends to sell all or a portion of its interest in an Investment Vehicle to a third-party in a privately negotiated transaction near the valuation date, the Company will consider offers from third parties to buy the interest in an Investment Vehicle in valuations, which may be discounted for both probability of close and time.

When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”) with a debt security, the Company typically allocates its cost basis in the investment between debt securities and nominal cost equity at the time of origination. If the Company is not reimbursed for investment or transaction related costs at the time an investment is made, the Company typically capitalizes those costs to the cost basis of the investment.

Interest income, adjusted for amortization of premium and accretion of discount on a yield to maturity methodology, is recorded on an accrual basis to the extent that such amounts are expected to be collected. Origination and/or closing fees associated with investments in portfolio companies are accreted into income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any unamortized original issue discount or market discount is recorded as interest income. Prepayment premiums are recorded on loans when received as interest income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that the Company expects to collect such amounts.

For loans, debt securities, and preferred securities with contractual payment-in-kind interest or dividends, which represent contractual interest/dividends accrued and added to the loan balance or liquidation preference that generally becomes due at maturity, the Company will not ascribe value to payment-in-kind interest/dividends, if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. However, the Company may ascribe value to payment-in-kind interest if the health of the portfolio company and the underlying securities are not in question. All payment-in-kind interest that has been added to the principal balance or capitalized is subject to ratification by the Valuation Committee. For interest or deferred interest receivables purchased by the Company at a discount to their outstanding amount, the Company amortizes the discount using the effective yield method and records it as interest income over the life of the loan. The Company will not ascribe value to the interest or deferred interest, if the Company has determined that the interest is not collectible.

Escrows from the sale of a portfolio company are generally valued at an amount, which may be expected to be received from the buyer under the escrow’s various conditions and discounted for both risk and time.

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies. The Valuation Committee typically will look at the pricing of the security in which the guarantee provided support for the security and compare it to the price of a similar or hypothetical security without guarantee support. The difference in pricing will be discounted for time and risk over the period in which the guarantee is expected to remain outstanding.

Investment Classification

We classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under the 1940 Act, we are deemed to control a company in which we have invested if we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. We are deemed to be an affiliate of a company in which we have invested if we own 5% or more and less than 25% of the voting securities of such company.

Investment Transactions and Related Operating Income

Investment transactions and related revenues and expenses are accounted for on the trade date (the date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividend income and distributions on investment securities is recorded on the ex-dividend date. The tax characteristics of such distributions received from our portfolio companies will be determined by whether or not the distribution was made from the investment’s current taxable earnings and profits or accumulated taxable earnings and profits from prior years. Interest income, which includes accretion of discount and amortization of premium, if applicable, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Fee income includes fees for guarantees and services rendered by the Company or its wholly-owned subsidiary to portfolio companies and other third parties such as due diligence, structuring, transaction services, monitoring services, and investment advisory services. Guaranty fees are recognized as income over the related period of the guaranty. Due diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Monitoring and investment advisory services fees are generally recognized as income as the services are rendered. Any fee income determined to be loan origination fees is recorded as income at the time that the investment is made and any original issue discount and market discount are capitalized and then amortized into income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized original issue discount or market discount is recorded as interest income. For investments with PIK interest and dividends, we base income and dividend accrual on the valuation of the PIK notes or securities received from the borrower. If the portfolio company indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities.

Cash Equivalents

For the purpose of the Consolidated Balance Sheets and Consolidated Statements of Cash Flows, the Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The Company places its cash and cash equivalents with financial institutions and cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. As of October 31, 2019, the Company had approximately $5.4 million in cash equivalents, approximately $5.0 million in restricted cash equivalents and approximately $1.3 million in cash totaling approximately $11.7 million. Of the $1.3 million in cash and the $5.4 million in cash equivalents, approximately $1.0 million and $99,000, respectively, was held by MVC Cayman. As of October 31, 2018, the Company had approximately $783,000 in cash equivalents, approximately $5.3 million in restricted cash and approximately $9.8 million in cash totaling approximately $15.9 million. Of the $9.8 million in cash and $783,000 in cash equivalents, approximately $1.0 million and $100,000, respectively, was held by MVC Cayman.

As of January 31, 2020, the Company had approximately $50.0 million in cash equivalents and restricted cash equivalents and approximately $5.3 million in cash totaling approximately $55.3 million.

Restricted Cash and Cash Equivalents

Cash and cash equivalent accounts that are not available to the Company for day-to-day use and are legally restricted are classified as restricted cash. Restricted cash and cash equivalents are carried at cost, which approximates fair value. As of October 31, 2018, there was a $300,000 letter of credit for RuMe provided by a third party financial institution that MVC collateralized with cash, that was classified as restricted cash on the Company’s Consolidated Balance Sheets and was not a commitment as of October 31, 2019. Also, as of October 31, 2018 and October 31, 2019, the Company had restricted cash or cash equivalents of $5.0 million related to the compensating balance requirement for Credit Facility III and Credit Facility IV, respectively. As of January 31, 2020, the Company had restricted cash or cash equivalents of approximately $5.0 million related to the compensating balance requirement for Credit Facility IV.

Restricted Securities

The Company invests in privately-placed restricted securities that may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and a prompt sale at an acceptable price may be difficult.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

Income Taxes

It is the policy of the Company to meet the requirements for qualification as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to income tax to the extent that it distributes all of its investment company taxable income and net realized capital gains for its taxable year. The Company is also exempt from excise tax if it distributes at least 98% of its income and 98.2% of its capital gain net income during each calendar year.

Our consolidated operating subsidiary, MVCFS, is subject to federal and state income tax. We use the liability method in accounting for income taxes. Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations.  During the quarter ended January 31, 2020, the Company did not incur any interest or penalties related to unrecognized tax benefits. Although we file federal and state tax returns, our major tax jurisdiction is federal for the Company and MVCFS. The fiscal years 2014 through 2018 for the Company and MVCFS remain subject to examination by the IRS.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. For example, the Company has a Code of Ethics that generally prohibits, among others, any officer or director of the Company from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company. As a business development company, the 1940 Act also imposes regulatory restrictions on the Company’s ability to engage in certain related-party transactions. However, the Company is permitted to co-invest in certain portfolio companies with its affiliates to the extent consistent with applicable law or regulation and, if necessary, subject to specified conditions set forth in an exemptive order obtained from the SEC. On August 28, 2017, the Company received an exemptive order from the SEC (the “Order”) that allows it to co-invest, subject to certain conditions, with certain affiliated private funds in first lien, second lien, mezzanine, structured debt and structured equity investments in small and middle market businesses and to undertake certain “follow-on” investments in companies in which the Company has already co-invested pursuant to the Order. TTG Advisers has formed the TTGA C-I MMF LP (the “Insurance Fund”) & TTGA C-1 LP funds, which were co-applicants for the granted exemptive relief. For the fiscal year ended October 31, 2019, there was one (1) investment made pursuant to the Order. For the quarter ended January 31, 2020, there was one (1) investment made pursuant to the Order. As a matter of policy, our Board has required that any related-party transaction (as defined in Item 404 of Regulation S-K) must be subject to the advance consideration and approval of the Independent Directors, in accordance with applicable procedures set forth in Section 57(f) of the 1940 Act.

The principal equity owner of TTG Advisers is Mr. Tokarz, our Chairman. Our senior officers and Mr. Holtsberg, a Director of the Company, have other financial interests in TTG Advisers (i.e., based on TTG Advisers’ performance). In addition, our officers and the officers and employees of TTG Advisers may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by TTG Advisers or our affiliates. However, TTG Advisers intends to allocate investment opportunities in a fair and equitable manner. Our Board of Directors has approved a specific policy in this regard that is set forth in the present Form 10-K for the fiscal year ended October 31, 2019.

Further, Mr. Tokarz is a co-founder of PPC Enterprises LLC (“PPC”), a registered investment adviser that provides advisory services to Series A of Public Pension Capital, LLC (the “PPC Fund”). As a result of this relationship and pursuant to a shared services arrangement with PPC, certain of PPC’s principals and other PPC investment professionals may make themselves available, from time to time, to consult with the Adviser on investment matters relating to MVC or the PE Fund. In this connection, certain employees of PPC are “associated persons” of TTG Advisers when providing certain services on behalf of the Adviser and, in this capacity, are subject to its oversight and supervision. Likewise, the Adviser makes available to PPC certain investment professionals that are employed by the Adviser to provide services for PPC and the PPC Fund.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of each fiscal year ended October 31 since the Company commenced operations, unless otherwise noted. The report of [      ], the Company’s current independent registered public accounting firm, on the senior securities table as of October 31, 2019, is attached as an exhibit to the Registration Statement of which this prospectus is a part. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Lines of Credit
2000	$—	$—	$—	N/A
2001	$—	$—	$—	N/A
2002	$—	$—	$—	N/A
2003	$—	$—	$—	N/A
2004	$10,025,000	$12,527.91	$—	N/A
2005	$—	$—	$—	N/A
2006	$100,000,000	$3,369.93	$—	N/A
2007	$80,000,000	$5,613.71	$—	N/A
2008	$69,000,000	$7,114.07	$—	N/A
2009	$62,300,000	$7,813.09	$—	N/A
2010	$50,000,000	$9,499.89	$—	N/A
2011	$50,000,000	$9,390.19	$—	N/A
2012	$50,000,000	$8,720.32	$—	N/A
2013	$164,408,750	$2,287.50	$—	$25,212.30
2014	$214,408,750	$1,603.96	$—	$25,375.20
2015	$204,408,750	$1,438.66	$—	$24,932.20
2016	$149,408,750	$1,871.09	$—	$24,736.70
2017	$114,408,750	$2,442.90	$—	$25,531.30
2018	$115,000,000	$1,971.51	$—	$25,429.60
2019	$130,100,000	$1,752.18	$—	$25,583.10
2020 (through January 31, 2020) - unaudited	$140,000,000	$1,638.30	$—	$25,384.80

(1)         Total amount of each class of senior securities outstanding at the end of the period presented.

(2)         The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)         The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)         Not applicable, as senior securities are not registered for public trading.

ABOUT MVC CAPITAL

Overview

MVC Capital, Inc. is an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). MVC Capital provides debt and other investment capital/financing to fund growth, acquisitions and recapitalizations of small and middle-market companies in a variety of industries primarily located in the United States. Our investments can take the form of senior and subordinated loans, common and preferred stock and warrants or rights to acquire equity interests, or convertible securities, among other instruments. Our common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “MVC.”

Our Corporate History

The Company was organized on December 2, 1999. Prior to July 2004, our name was meVC Draper Fisher Jurvetson Fund I, Inc. On March 31, 2000, the Company raised $330.0 million in an initial public offering whereupon it commenced operations as a closed-end investment company. On December 2, 2002, the Company announced it had begun doing business under the name MVC Capital.

We are a Delaware corporation and a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. On July 16, 2004, the Company formed a wholly-owned subsidiary, MVCFS.

Although the Company has been in operation since 2000, the year 2003 marked a new beginning for the Company. In February 2003, shareholders elected an entirely new board of directors. (All but two of the independent members of the current Board of Directors were first elected at the February 2003 Annual Meeting of the shareholders.) The Board of Directors developed a new long-term strategy for the Company. In September 2003, upon the recommendation of the Board of Directors, shareholders voted to adopt a new investment objective for the Company of seeking to maximize total return from capital appreciation and/or income. The Company’s prior objective had been limited to seeking long-term capital appreciation from venture capital investments in the information technology industries. Consistent with our broader objective, we adopted a more flexible investment strategy of providing equity and debt financing to small and middle-market companies in a variety of industries. More recently, the Company has been focusing its strategy more on yield generating investments, which can include, but are not limited to senior and subordinated loans, convertible debt, common and preferred equity with a coupon or liquidation preference and warrants or rights to acquire equity interests. With the recommendation of the Board of Directors, shareholders also voted to appoint Michael Tokarz as Chairman and Portfolio Manager to lead the implementation of our new objective and strategy and to stabilize the existing portfolio. Prior to the arrival of Mr. Tokarz and his new management team in November 2003, the Company had experienced significant valuation declines from investments made by the former management team.

Mr. Tokarz and his team managed the Company under an internal structure through October 31, 2006. On September 7, 2006, the shareholders of the Company approved the advisory agreement with TTG Advisers (the “Advisory Agreement”) (with over 92% of the votes cast on the agreement voting in its favor) that provided for the Company to be externally managed by TTG Advisers. The agreement took effect on November 1, 2006. TTG Advisers is a registered investment adviser that is controlled by Mr. Tokarz. Our Board of Directors, including all of the Independent Directors, last approved a renewal of the Advisory Agreement at an in-person meeting held on October 31, 2019.

Our Management

The Company is managed by TTG Advisers, the Company’s investment adviser, which is headed by Michael Tokarz, who has over 40 years of lending and investment experience. TTG Advisers has a dedicated originations and transaction development investment team with significant experience in private equity, leveraged finance, investment banking, distressed debt transactions and business operations. The members of the investment team have invested in and managed businesses during both recessionary and expansionary periods, through interest rate cycles and a variety of financial market conditions. TTG Advisers has 10 (ten) full-time investment professionals. TTG Advisers also uses the services of other investment professionals with whom it has developed long-term relationships, on an as-needed basis. In addition, TTG Advisers employs 7 (seven) other full-time professionals who manage the operations of the Company and provide investment support functions both directly and indirectly to our portfolio companies.

When the current management team began managing the Company in fiscal 2004, total assets after the tender offer were $108.3 million. Since then and through January 31, 2020, the Company generated over $232 million of bottom line performance (net change in net assets resulting from operations). The current management team has also earned approximately $144 million in realized and unrealized gains (net of realized and unrealized losses) thus far on the portfolio (through January 31, 2020) and has repurchased approximately $109 million of stock below NAV, including the shares purchased during the 2004 tender offer.

Beginning in fiscal 2004, after nearly three years of not paying a dividend under the previous management team, the Company began paying a $0.12 per share dividend, with an average annual distribution rate through fiscal year 2019 of $0.49 per share since that time. From fiscal 2004 through fiscal 2019, the Company paid over $173 million in dividends, of which approximately $127 million was paid from ordinary income, approximately $34 million was paid from capital gains and approximately $12 million represented a return of capital on a tax basis. During fiscal 2019, the Company paid $0.62 per share in dividends. Recently, the Company paid a $0.17 per share dividend for the first quarter of 2020. The most recent distribution payment represents the 59th consecutive quarterly dividend paid by the Company since implementing a dividend policy in July 2005.

Our Portfolio

We continue to perform due diligence and seek new investments that are consistent with our objective of maximizing total return from capital appreciation and/or income, though our current focus is on yield generating investments. We believe that we have extensive relationships with private equity firms, investment banks, business brokers, commercial banks, accounting firms, law firms, hedge funds, other investment firms, industry professionals and management teams of several companies that can provide us with investment opportunities.

We are working on an active pipeline of potential new investment opportunities. Our loan and equity investments will generally range between $3.0 million and $25.0 million each, though we may occasionally invest smaller or greater amounts of capital depending upon the particular investment. While the Company does not adhere to a specific debt and equity asset allocation mix, no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses as of the close of each quarter. Our portfolio company investments are typically illiquid and made through privately negotiated transactions. We generally seek to invest in companies with a history of strong, predictable, positive EBITDA (net income before net interest expense, income tax expense, depreciation and amortization).

Our portfolio company investments currently consist of senior and subordinated loans, convertible securities, common and preferred stock, other forms of equity interests and warrants or rights to acquire equity interests. At January 31, 2020, the fair value of our investments in portfolio companies was approximately $285.7 million and our total assets were approximately $372.4 million compared to the fair value of investments in portfolio companies of approximately $316.2 million and total assets of approximately $364.3 million at January 31, 2019.

We expect that our investments in senior loans and subordinated debt will generally have stated terms of three to ten years. However, there are no constraints on the maturity or duration of any security the Company acquires. Our debt investments are not, and typically will not be, rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s). In addition, we may invest without limit in non-rated or debt of any rating, by any rating organization.

On July 16, 2004, the Company formed a wholly-owned subsidiary, MVC Financial Services, Inc. (“MVCFS”). MVCFS is incorporated in Delaware and its principal purpose is to provide advisory, administrative and other services to the Company, the Company’s portfolio companies and other entities. MVCFS had opening equity of $1 (100 shares at $0.01 per share). The Company does not hold MVCFS for investment purposes and does not intend to sell MVCFS.

On October 14, 2011, the Company formed a wholly-owned subsidiary, MVC Cayman, an exempted company incorporated in the Cayman Islands, to hold certain of its investments and to make certain future investments. The results of MVCFS and MVC Cayman are consolidated into the Company’s financial statements and all inter-company accounts have been eliminated in consolidation. Of the $55.3 million in cash and cash equivalents and restricted cash and cash equivalents on the Company’s Consolidated Balance Sheets as of January 31, 2020, approximately $1.1 million was held by MVC Cayman.

During fiscal year ended October 31, 2012 and thereafter, MVC Partners, LLC (“MVC Partners”) was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the MVC Private Equity Fund, L.P. (“PE Fund”) is a substantial portion of MVC Partners operations. Previously, MVC Partners was presented as a portfolio company on the Consolidated Schedule of Investments. The consolidation of MVC Partners has not had any material effect on the financial position or net results of operations of the Company.

MVC GP II, LLC (“MVC GP II”), an indirect wholly-owned subsidiary of the Company, serves as the general partner of the PE Fund. MVC GP II is wholly-owned by MVCFS, a subsidiary of the Company. The results of MVC GP II are consolidated into MVCFS and ultimately the Company. All inter-company accounts have been eliminated in consolidation.

Our Board of Directors has the authority to change any of the strategies described in this prospectus without seeking the approval of our shareholders. However, the 1940 Act prohibits us from altering or changing our investment objective, strategies or policies such that we cease to be a business development company, nor can we voluntarily withdraw our election to be regulated as a business development company, without the approval of the holders of a “majority of our outstanding voting securities,” as defined in the 1940 Act, of our shares.

Substantially all amounts not invested in securities of portfolio companies are invested in short-term, highly liquid money market investments, U.S. Government issued securities, or held in cash in interest bearing accounts. As of January 31, 2020, the Company’s investments in short-term securities and cash and cash equivalents were valued at approximately $80.4 million. Of that amount, approximately $5.0 million was restricted cash equivalents related to the compensating balance requirement for Credit Facility IV.

Corporate History and Offices

The Company was organized on December 2, 1999. Prior to July 2004, our name was meVC Draper Fisher Jurvetson Fund I, Inc. On March 31, 2000, the Company raised $330.0 million in an initial public offering whereupon it commenced operations as a closed-end investment company. On December 2, 2002, the Company announced it had begun doing business under the name MVC Capital.

We are a Delaware corporation and a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. On July 16, 2004, the Company formed MVCFS.

Although the Company has been in operation since 2000, the year 2003 marked a new beginning for the Company. In February 2003, shareholders elected an entirely new board of directors. (All but two of the independent members of the current Board of Directors were first elected at the February 2003 Annual Meeting of the shareholders.) The Board of Directors developed a new long-term strategy for the Company. In September 2003, upon the recommendation of the Board of Directors, shareholders voted to adopt a new investment objective for the Company of seeking to maximize total return from capital appreciation and/or income. The Company’s prior objective had been limited to seeking long-term capital appreciation from venture capital investments in the information technology industries. Consistent with our broader objective, we adopted a more flexible investment strategy of providing equity and debt financing to small and middle-market companies in a variety of industries. With the recommendation of the Board of Directors, shareholders also voted to appoint Michael Tokarz as Chairman and Portfolio Manager to lead the implementation of our new objective and strategy and to stabilize the existing portfolio. Prior to the arrival of Mr. Tokarz and his new management team in November 2003, the Company had experienced significant valuation declines from investments made by the former management team.

Mr. Tokarz and his team managed the Company under an internal structure through October 31, 2006. On September 7, 2006, the shareholders of the Company approved the Advisory Agreement (with over 92% of the votes cast on the agreement voting in its favor) that provided for the Company to be externally managed by TTG Advisers. The agreement took effect on November 1, 2006. TTG Advisers is a registered investment adviser that is controlled by Mr. Tokarz. Our Board of Directors, including all of the Independent Directors, last approved a renewal of the Advisory Agreement at an in-person meeting held on October 31, 2019.

Our principal executive office is located at 287 Bowman Avenue, Purchase, New York 10577 and our telephone number is (914) 701-0310. Our website is http://www.mvccapital.com. Copies of the Company’s annual regulatory filings on Form 10-K, quarterly regulatory filings on Form 10-Q, Form 8-K, other regulatory filings, code of ethics, audit committee charter, compensation committee charter, nominating and corporate governance committee charter, corporate governance guidelines, and privacy policy may be obtained from our website, free of charge.

Our Investment Strategy

On November 6, 2003, Mr. Tokarz assumed his current positions as Chairman and Portfolio Manager. We seek to implement our investment objective to maximize total return from capital appreciation and/or income through making a broad range of private investments in a variety of industries. The investments can include senior and subordinated loans, convertible securities, common and preferred stock, other forms of equity interests and warrants or rights to acquire equity interests. During the fiscal year ended October 31, 2019, the Company made six new investment and follow-on investments in six existing portfolio companies, committing a total of $44.9 million of capital to these investments. During the quarter ended January 31, 2020, the Company made follow-on investments in five existing portfolio companies totaling approximately $8.3 million.

Prior to the adoption of our current investment objective, the Company’s investment objective had been to achieve long-term capital appreciation from venture capital investments in information technology companies. The Company’s investments had thus previously focused on investments in equity and debt securities of information technology companies. As of October 31, 2019, 1.8% of our assets consisted of investments made by the Company’s former management team pursuant to the prior investment objective (the “Legacy Investments”). We are, however, managing these Legacy Investments to try and realize maximum returns. At October 31, 2019, the fair value and cost basis of the Legacy Investments was $6.4 million and $15.0 million, respectively. At January 31, 2020, the fair value and cost basis of the Legacy Investments was $12.0 million and $15.0 million, respectively. We generally seek to monetize these investments through a sale, public offering, merger or other reorganization.

Our new portfolio investments are made pursuant to our current objective and strategy. We are concentrating our investment efforts on small and middle-market companies that, in our view, provide opportunities to maximize total return from capital appreciation and/or income, though our current focus is on yield generating investments which can include, but is not limited to senior and subordinated loans, convertible debt, common and preferred equity with a coupon or liquidation preference and warrants or rights to acquire equity interests (the “Yield-Focused Strategy”). Sales of existing investments and repayments would improve our liquidity position, which then provides us with flexibility to redeploy capital into debt or similar income-producing investments. The Company continues to seek to monetize various equity investments to further support the Yield-Focused Strategy.

Under our investment approach, we have the authority to invest, without limit, in any one company, subject to any required diversification limits for us to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). At times, due to our asset composition, compliance with the RIC requirements limits our ability to make additional investments that represent more than 5% of our total assets or more than 10% of the outstanding voting securities of an issuer (“Non-Diversified Investments”).

We participate in the private equity business generally by providing negotiated long-term debt and/or equity investment capital. Our financing is generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases and/or bridge financings. We are typically the lead investor in such transactions, but may also provide debt and equity financing to companies led by private equity firms or others. We generally invest in private companies, though, from time to time, we may invest in small public companies that lack adequate access to public capital.

We may also seek to achieve our investment objective by establishing a subsidiary or subsidiaries that would serve as general partner to a private equity or other investment fund(s). Furthermore, the Board of Directors authorized the establishment of the MVC Private Equity Fund, L.P. (“PE Fund”), for which an indirect wholly-owned subsidiary, MVC GP II, LLC (“MVC GP II”), of the Company serves as the GP. On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund. The PE Fund closed on approximately $104 million of capital commitments. As of October 31, 2019, $14.6 million of the Company’s commitment has been contributed. The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company’s ability to make Non-Diversified Investments through the PE Fund. For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies and up to 30% of the carried interest generated by the PE Fund. Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund. In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to receive the balance of the fees and any carried interest generated by the PE Fund and its portfolio companies. Given this separate arrangement with the GP and the PE Fund, under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund. During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners operations. Previously, MVC Partners was presented as a portfolio company on the Schedule of Investments. The consolidation of MVC Partners has not had any material effect on the financial position or net results of operations of the Company. Also, during fiscal year ended October 31, 2014, MVC Turf was consolidated with the Company as MVC Turf was an MVC wholly-owned holding company. The consolidation of MVC Turf did not have a material effect on the financial position or net results of operations of the Company. On March 7, 2017, the Company exchanged its shares of MVC Turf for approximately $3.8 million of additional subordinated debt in Turf Products. MVC Turf is no longer consolidated with the Company. Please see Note 2 of our consolidated financial statements “Consolidation” for more information.

As a result of the closing of the PE Fund, consistent with the Board-approved policy concerning the allocation of investment opportunities, the PE Fund received a priority allocation of all private equity investments that would otherwise be Non-Diversified Investments for the Company during the PE Fund’s investment period that ended on October 28, 2014. Additional capital may be called for follow-on investments in existing portfolio companies of the PE Fund or to pay operating expenses of the PE Fund while the partnership is in existence.

Additionally, in pursuit of our objective, we may acquire a portfolio of existing private equity or debt investments held by financial institutions or other investment funds should such opportunities arise.

Furthermore, pending investments in portfolio companies pursuant to the Company’s principal investment strategy, the Company may invest in certain securities on a short-term or temporary basis. In addition to cash-equivalents and other money market-type investments, such short-term investments may include exchange-traded funds and private investment funds offering periodic liquidity.

As of January 31, 2020, January 31, 2019, October 31, 2019 and October 31, 2018, the fair value/market value of the invested portion (excluding cash, escrow receivables and U.S. Treasury obligations) of our net assets as a percentage consisted of the following:

	Fair Value/Market Value as a Percentage of Our Net Assets
Type of Investment	As of January 31, 2020	As of January 31, 2019	As of October 31, 2019	As of October 31, 2018
Senior/Subordinated Loans and Credit facilities	82.52%	81.36%	106.24%	77.53%
Common Stock	4.18%	13.08%	3.61%	13.50%
Warrants	1.82%	0.36%	1.24%	0.18%
Preferred Stock	10.30%	22.53%	8.88%	20.76%
Guarantees and Letters of Credit	(0.26)%	(0.16)%	(0.32)%	(1.26)%
Common Equity Interest	20.72%	23.07%	23.78%	22.14%
LP Interest of the PE Fund	4.91%	5.20%	5.37%	8.81%
GP Interest of the PE Fund	0.13%	0.13%	0.14%	0.22%

Substantially all amounts not invested in securities of portfolio companies are invested in short-term, highly liquid money market investments, U.S. Government issued securities, or held in cash in an interest bearing account. As of October 31, 2019, these holdings were valued at approximately $11.7 million or 5.1% of net assets.

The current portfolio has investments in a variety of industries, including energy, specialty chemicals, automotive dealerships, electrical engineering, medical devices, consumer products, value-added distribution, industrial manufacturing, financial services, and information technology in a variety of geographical areas, including the United States and Europe.

On October 10, 2017, the Board detailed its unanimously approved plan seeking to increase shareholder value through, among other things, continued implementation of the Yield-Focused Strategy and increasing the quarterly dividend to $0.15 per share from $0.135 per share.

On October 15, 2019, the Board further increased the quarterly dividend to $0.17 per share beginning with the quarter ending October 31, 2019.

Market. We have developed and maintain relationships with intermediaries, including investment banks, industry executives, financial services companies and private mezzanine and equity sponsors to source investment opportunities. Through these relationships, we have been able to strengthen our position as an investor.

Investment Criteria. Prospective investments are evaluated by the investment team based upon criteria that may be modified from time to time. The criteria currently being used by management in determining whether to make an investment in a prospective portfolio company include, but are not limited to, management’s view of:

•         Opportunity to revitalize and redirect company’s resources and strategy;

•                  Stable free cash flow of the business;

•                  Businesses with secure market niches and predictable profit margins;

•                  The presence or availability of highly qualified management teams;

•                  The line of products or services offered and their market potential;

•                  The presence of a sustainable competitive advantage;

•                  Favorable industry and competitive dynamics; and

•                  Yield potential offered by an investment in such company.

Due diligence includes a thorough review and analysis of the business plan and operations of a company in which we are considering making an investment. We generally perform financial and operational due diligence, study the industry and competitive landscape, and meet with current and former employees, customers, suppliers and/or competitors. In addition, as applicable, we engage attorneys, independent accountants and other consultants to assist with legal, environmental, tax, accounting and marketing due diligence.

Investment Sourcing. Mr. Tokarz and the other investment professionals have established an extensive network of investment referral relationships. Our network of relationships with investors, lenders and intermediaries includes:

•                  Private mezzanine and equity investors;

•                  Investment banks;

•                  Industry executives;

•                  Business brokers;

•                  Merger and acquisition advisors;

•                  Financial services companies; and

•                  Banks, law firms and accountants.

Allocation of Investment Opportunities. In allocating investment opportunities, TTG Advisers adheres to the following policy, which was approved by the Board of Directors: TTG Advisers will generally give the Company priority with respect to all investment opportunities in (i) mezzanine and debt securities and (ii) equity or other “non-debt” investments that are (a) expected to be equal to or less than the lesser of 10% of the Company’s net assets or $25.0 million, and (b) issued by U.S. companies with less than $150.0 million in revenues during the prior twelve months (“MVC Targeted Investments”); provided that such priority may be shared with any other investment vehicle managed by TTG Advisers so long as: (i) such vehicle is subject to the Order (defined below) granted to MVC (an “Other Vehicle”), and (ii) to the extent TTG Advisers determines the opportunity to be suitable and appropriate for each of MVC and the vehicle to participate in such investment at that time, then MVC shall co-invest with the Other Vehicle in such opportunity in accordance with, and subject to, the terms and conditions of the Order. The PE Fund received a priority allocation of all the new equity investments (i.e., not follow-on investments in existing MVC portfolio companies) that would otherwise be Non-Diversified Investments for the Company, which terminated on the deployment of 80% of the committed capital of the PE Fund. The investment period related to the PE Fund has ended. Additional capital may be called for follow-on investments in existing portfolio companies of the PE Fund or to pay operating expenses of the PE Fund. In addition, pursuant to a shared services arrangement with PPC Enterprises LLC (“PPC”), a registered investment adviser (of which Mr. Tokarz is a co-founder and investment team member) that provides advisory services to Series A of Public Pension Capital, LLC (the “PPC Fund”), a private equity fund, Firm personnel may refer to PPC and the PPC Fund any investment that is not: (i) an MVC Targeted Investment; and (ii) in a company that, at the time of acquisition, has EBITDA in excess of $25 million or is expected to require, either at such time or over time, in excess of $25 million in aggregate equity capital (i.e., an investment that is outside of the PE Fund’s investment focus pursuant to its governing documents).

Investment Structure. Portfolio company investments typically will be negotiated directly with the prospective portfolio company or its affiliates. The investment professionals will structure the terms of a proposed investment, including the purchase price, the type of security to be purchased or financing to be provided and the future involvement of the Company and affiliates in the portfolio company’s business (including potential representation on its Board of Directors). The investment professionals will seek to structure the terms of the investment as to provide for the capital needs of the portfolio company and at the same time seek to maximize the Company’s total return.

Once we have determined that a prospective portfolio company is a suitable investment, we work with the management and, in certain cases, other capital providers, such as senior, junior and/or equity capital providers, to structure an investment. We negotiate on how our investment is expected to relate relative to the other capital in the portfolio company’s capital structure.

We make preferred and common equity investments in companies as a part of our investing activities, particularly when we see a unique opportunity to profit from the growth of a company and the potential to enhance our returns. At times, we may invest in companies that are undergoing new strategic initiatives or a restructuring but have several of the above attributes and a management team that we believe has the potential to successfully execute their plans. Preferred equity investments may be structured with a dividend yield, which may provide us with a current return, if earned and received by the Company.

Our senior, subordinated and mezzanine debt investments are tailored to the facts and circumstances of the deal. The specific structure is negotiated over a period of several weeks and is designed to seek to protect our rights and manage our risk in the transaction. We may structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, lien protection, equity calls, take control provisions and board observation. Our debt investments are not, and typically will not be, rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade quality (rated lower than “Baa3” by Moody’s or lower than “BBB—“ by Standard & Poor’s, commonly referred to as “junk bonds”).

Our mezzanine debt investments are typically structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. The loans may have interest-only payments in the early years and payments of both principal and interest in the later years, with maturities of three to ten years, although debt maturities and principal amortization schedules vary.

Our mezzanine debt investments may include equity features, such as warrants or options to buy a minority interest in a portfolio company. Any warrants or other rights we receive with our debt securities generally require only a nominal cost to exercise, and thus, as the portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide minority rights provisions and event-driven puts. We may seek to achieve additional investment return from the appreciation and sale of our warrants.

Under certain circumstances, the Company or PE Fund may acquire more than 50% of the common stock of a company in a control buyout transaction. In addition to our common equity investment, we may also provide additional capital to the controlled portfolio company in the form of senior loans, subordinated debt or preferred stock.

We fund new investments using cash, proceeds from sales of investments, the reinvestment of accrued interest and dividends in debt and equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time, we may also opt to reinvest accrued interest receivable in a new debt or equity security, in lieu of receiving such interest in cash and funding a subsequent investment. We may also acquire investments through the issuance of common or preferred stock, debt, or warrants representing rights to purchase shares of our common or preferred stock. The issuance of our stock as consideration may provide us with the benefit of raising equity without having to access the public capital markets in an underwritten offering, including the added benefit of the elimination of any commissions payable to underwriters.

Providing Management Assistance. As a business development company, we are required to make managerial assistance available to the companies in our investment portfolio. In addition to the interest and dividends received from our investments, we often generate additional fee income for the structuring, diligence, transaction, administration and management services and financial guarantees we provide to our portfolio companies through the Company or our wholly-owned subsidiary, MVCFS. In some cases, officers, directors and employees of the Company or the Adviser may serve as members of the Board of Directors or Board of Directors observers of portfolio companies. The Company may provide guidance and management assistance to portfolio companies with respect to such matters as budgets, profit goals, business and financing strategies, management additions or replacements and plans for liquidity events for portfolio company investors such as a merger or initial public offering.

Portfolio Company Monitoring. We monitor our portfolio companies closely to determine whether or not they continue to be attractive candidates for further investment. Specifically, we monitor their ongoing performance and operations and provide guidance and assistance where appropriate. We would decline additional investments in portfolio companies that, in TTG Advisers’ view, do not continue to show promise. However, we may make follow-on investments in portfolio companies that we believe may perform well in the future.

TTG Advisers follows established procedures for monitoring equity and loan investments. The investment professionals have developed a multi-dimensional flexible rating system for all of the Company’s portfolio investments. The rating grids are updated regularly and reviewed by the Portfolio Manager, together with the investment team. Additionally, the Company’s Valuation Committee (the “Valuation Committee”) meets at least quarterly, to review a written valuation memorandum and materials for each portfolio company and to discuss business updates. Furthermore, the Company’s Chief Compliance Officer administers the Company’s compliance policies and procedures, which includes the Company’s investments in portfolio companies.

We exit our investments generally when a liquidity event takes place, such as a repayment of principal or the sale, recapitalization or initial public offering of a portfolio company. Our equity holdings, including shares underlying warrants, after the exercise of such warrants, typically include registration rights, which would allow us to sell the securities if the portfolio company completes a public offering.

Investment Approval Procedures. Generally, prior to approving any new investment, we follow the process outlined below. We usually conduct one to four months of due diligence and structuring before an investment is considered for approval. However, depending on the type of investment being contemplated, this process may be longer or shorter.

The typical key steps in our investment approval process are:

•                  Initial investment screening by deal person or investment team;

•                  Investment professionals present an investment proposal containing key terms and understandings  (verbal and written) to the entire investment team;

•                  Our Chief Compliance Officer reviews the proposed investment for compliance with the 1940 Act, the Code and all other relevant rules and regulations;

•                  Investment professionals are authorized to commence due diligence;

•                  Any investment professional can call a meeting, as deemed necessary, to: (i) review the due diligence reports; (ii) review the investment structure and terms; (iii) or to obtain any other information deemed relevant;

•                  Once all due diligence is completed, the proposed investment is rated using a rating system, which tests several factors including, but not limited to, cash flow, EBITDA growth, management and business stability. We use this rating system as the base line for tracking the investment in the future;

•                  Our Chief Compliance Officer confirms that the proposed investment will not cause us to violate the 1940 Act, the Code or any other applicable rule or regulation;

•                  Mr. Tokarz approves the transaction; and

•                  The investment is funded.

Hedging Transactions. The Company, in the Adviser’s complete discretion, may also (but is not obligated to) enter into derivative or other transactions (such as forward, futures or options transactions) seeking to hedge the Company’s or a portfolio company’s exposure to currency, commodity or other risks.

Employees. Since the effectiveness of the Advisory Agreement on November 1, 2006, the Company has not had any direct employees. TTG Advisers currently employs 17 individuals, including investment and portfolio management professionals, operations professionals and administrative staff.

The Investment Team

Mr. Tokarz is responsible for the day-to-day management of the Company’s portfolio. Mr. Tokarz draws upon the experience of the 10 (ten) full-time investment professionals of TTG Advisers. TTG Advisers also uses the services of other investment professionals, with whom it has developed long-term relationships, on an as-needed basis. TTG Advisers looks to benefit from the combined resources and investment experience of all of its investment professionals. In addition, TTG Advisers employs 7 (seven) other full-time professionals who manage the operations of the Company and provide investment support functions both directly and indirectly to our portfolio companies. As the Company grows, TTG Advisers expects to hire, train, supervise and manage new employees at various levels, many of which would be expected to provide services to the Company. The following information contains biographical information for key personnel of TTG Advisers (including their titles with TTG Advisers).

Senior Management Team

Michael T. Tokarz, Managing Principal & Co-Head of Portfolio

Mr. Tokarz is a senior investment professional with over 40 years of lending and investment experience. Prior to assuming his position as Chairman and Portfolio Head of MVC Capital (NYSE:MVC), and prior to founding The Tokarz Group (in 2002), a private merchant bank of which he is Chairman, Mr. Tokarz was a General Partner with Kohlberg Kravis Roberts & Co. (“KKR”), one of the world’s most experienced private equity firms. During his 18-year tenure at KKR, he participated in diverse leveraged buyouts, financings, restructurings and dispositions. Mr. Tokarz currently serves on corporate boards including Mueller Water Products, Inc. In addition, Mr. Tokarz is on the Board of Managers of Illinois Ventures, a University of Illinois-focused venture capital seed fund and high Technology incubator, and is Chairman of a related private equity follow-on investment fund. Mr. Tokarz also serves as the Chairman Emeritus of the University of Illinois Foundation and its Investment and Executive Committees. Prior to his tenure at KKR, Mr. Tokarz was a commercial banker at Continental Illinois where he was renowned for innovation and buyout financings. Mr. Tokarz rose to run the East Coast operation of Continental Illinois from New York. He received his undergraduate degree with High Distinction in Economics, and MBA in Finance from the University of Illinois and is a Certified Public Accountant. He was selected as one of the “The Best Corporate Directors in America” by Outstanding Directors Exchange in 2007.

Warren E. Holtsberg, Managing Principal & Co-Head of Portfolio

Mr. Holtsberg is Co-Head of Portfolio Management of the Fund and is a member of the Board of Directors of MVC Capital (NYSE:MVC). Mr. Holtsberg, who joined TTG Advisers in 2007, is a senior investment professional with almost 25 years of lending and investment experience. In his role at TTG Advisers, he sources and executes new investments and helps manage the Fund’s global portfolio of private equity, venture, and small- and mid-cap debt and equity investments across a broad range of industries including technology, consumer/retail, energy and finance. He also heads the Chicago Office of TTG Advisers. Previously, Mr. Holtsberg founded Motorola Ventures, the venture capital and private equity investment arm for Motorola, Inc. (NYSE:MOT) where he led the worldwide fund for eight years. Mr. Holtsberg was also a member of the Motorola Corporate Credit Committee. Before Motorola, Mr. Holtsberg spent two decades with the U.S. Government where he held a number of senior executive positions in the Aviation, Defense and Intelligence communities. Mr. Holtsberg is also a member of the Board of Directors of the Illinois Venture Capital Association, the Chicagoland Entrepreneurship Center, the Big Shoulders Fund for the Archdiocese of Chicago’s inner-city school fund, and Illinois Ventures, a University of Illinois focused venture capital seed fund and high technology incubator, and he is a Director of a related private equity follow-on investment fund. Mr. Holtsberg is a graduate of the University of Illinois and the Kellogg Management Institute at Northwestern University J.L. Kellogg Graduate School of Management.

Scott Schuenke, CPA, Chief Financial Officer

Mr. Schuenke currently serves as the Chief Financial Officer of the Adviser, in addition to his service as Chief Financial Officer of the Fund. Mr. Schuenke also serves as the CFO of PPC Enterprises, LLC, a registered investment adviser. He previously served as the Chief Compliance Officer to the Fund and the Adviser. Prior to joining the Fund in June 2004, Mr. Schuenke served as a compliance officer with U.S. Bancorp Fund Services, LLC, from 2002 until he joined the Fund in 2004. Mr. Schuenke also served as the secretary of The Mexico Equity & Income Fund, Inc. and assistant secretary of Tortoise Energy Infrastructure Corporation during his tenure at U.S. Bancorp Fund Services, LLC. He previously served on the Boards of NPWT Corporation when it was a portfolio company of the Fund, and Vestal Manufacturing Enterprises, Inc. through 2015. Mr. Schuenke is a Certified Public Accountant.

David J. Williams, Senior Managing Director

Mr. Williams joined MVC Capital in October 2014, as Senior Managing Director to help lead the Company’s junior debt strategy. Prior to joining MVC, Mr. Williams founded Fifth Third Bank’s Mezzanine Finance Group. As a Senior Vice President and Managing Director of the Fifth Third Mezzanine Finance Group, Mr. Williams led or co-led more than 150 mezzanine transactions, representing over $800 million in mezzanine investments. Mr. Williams also led the efforts to establish Fifth Third’s Private Placements product. While at Fifth Third, Mr. Williams was responsible for the entire mezzanine finance product line including oversight of investment professionals. Prior to Fifth Third, he worked at First Interstate Bank, The Bank of California/Union Bank of California, and PNC. Mr. Williams is a graduate of Wittenberg University.

Investment Team

Chris Ferguson, Investment Professional

Mr. Ferguson joined TTG Advisers in April of 2012 and is responsible for sourcing, executing and monitoring investments. Prior to joining TTG Advisers Mr. Ferguson has worked in Private Equity at CCMP Capital, and as a member of a corporate cash management team at Credit Suisse. Mr. Ferguson holds a BA (Government) from Franklin and Marshall College in Lancaster Pennsylvania, and a MBA with a dual concentration in Finance and Management from Seton Hall University’s Stillman School of Business.

Scott D. Foote, Investment Professional

Mr. Foote joined MVC Capital in October 2014 to help execute the Company’s junior debt strategy. Prior to joining MVC, Mr. Foote spent four years in Fifth Third Bank’s Mezzanine Finance Group, where he assisted in making direct mezzanine investments in lower middle market companies. While at Fifth Third, Mr. Foote also helped raise over $1.5 billion in private debt capital for public and private corporations. Mr. Foote is a graduate of Vanderbilt University and a CFA Charterholder.

David R. Gardner, Investment Professional

Mr. Gardner joined MVC Capital in October 2014 to help execute the Company’s junior debt strategy. Prior to joining MVC, Mr. Gardner spent six years at Fifth Third Bank, where he assisted in making direct mezzanine investments in lower middle market companies. While at Fifth Third, Mr. Gardner also helped raise over $1.5 billion in private debt capital for public and private corporations. Mr. Gardner is a graduate of the University of Cincinnati and a CFA & CAIA Charterholder.

Shivani Khurana, Managing Director

Ms. Khurana is a senior investment professional with over 20 years of experience in private equity, leveraged finance, investment banking and investment management. Ms. Khurana joined MVC in March 2004 and has played a key role in MVC’s growth and sourcing, execution and monitoring of several of MVC’s equity and debt investments across a variety of industries. She also serves as a Managing Director of MVC Financial Services, Inc. Before joining MVC, Ms. Khurana worked at Cadigan Investment Partners, a middle-market leveraged buyout firm where she was involved in originating, structuring, financing and negotiating leveraged and management buyout and recapitalization transactions. Previously, Ms. Khurana worked in the leveraged finance group of Wachovia Securities where she specialized in restructuring advisory, distressed debt investing and turnaround financing; and the investment banking group of Merrill Lynch. Ms. Khurana’s prior experience includes independently managing $20 million in diversified U.S. and European equities at Al-Ahlia Investment Company. Ms. Khurana received a Bachelor of Commerce with accounting honors from Panjab University, India; an MBA in Finance from University of Sheffield, UK; and an M.S. in Finance from University of Rochester, New York.

James D. Lynch, Managing Director

Mr. Lynch is a senior investment professional with over 20 years of consulting, operations and private equity experience. Mr. Lynch is a Managing Director of TTG Advisers with responsibilities for deal sourcing, execution and monitoring of portfolio investments. Prior to joining TTG Advisers in 2007, Mr. Lynch was a Managing Director at FTI Consulting (NYSE:FCN) and a Leader of the Intellectual Property Transactions practice. Previously, Mr. Lynch worked at Deloitte & Touche Financial Advisory Services. At both Deloitte and FTI, he managed global teams that performed innovation and corporate finance engagements for Fortune 500 corporations, financial institutions, entrepreneurial ventures and public sector institutions. The client engagements included corporate finance, M&A and intellectual property transactions, strategic innovation and operational consulting, technology commercialization and the creation of new business enterprises. Before Deloitte, Mr. Lynch worked in business competitive intelligence and internal audit for Owens Corning Corporation (NYSE:OC). He holds a Bachelor of Science (Accounting) from Purdue University and an MBA from the University of Illinois.

Harrison S. Mullin, Managing Director

Mr. Mullin joined MVC Capital in October 2014 to help manage the Company’s junior debt strategy. Mr. Mullin spent the previous 12 years at Fifth Third Bank where he was a Managing Director of the Mezzanine Finance Group. While at Fifth Third, Mr. Mullin led 55 mezzanine deals, representing over $350 million of junior capital investment. Prior to Fifth Third, Mr. Mullin was a Principal at NetRoadshow (ultimately Yahoo!NetRoadshow) where he co-managed the East Coast Operations.  Mr. Mullin started his finance career at Dillon Read & Co. where he was the lead associate on the equity capital markets desk assisting in all aspects of the new equity issuance process. Mr. Mullin is a graduate of Trinity College and received his MBA from Xavier University.

Puneet Sanan, Managing Director

Mr. Sanan is a senior investment professional with over 20 years of experience in private equity, leveraged/corporate finance and investment banking. Mr. Sanan joined MVC in March 2004 and has played a key role in MVC’s growth, debt and equity capital raise, and sourcing, execution and monitoring of investments. He also serves as a Managing Director of MVC Financial Services, Inc. Before joining MVC, Mr. Sanan worked at Cadigan Investment Partners, a leveraged buyout firm, and was involved in originating, developing, analyzing, structuring, financing and negotiating leveraged and management buyouts, recapitalizations and growth capital financing for middle-market companies. Previously, Mr. Sanan was a Vice President and managed the Investment Banking Division of Fano Securities, where he received international recognition for financial advisory work in alternative energy technology. Prior to joining Fano, Mr. Sanan was an Associate Director at UBS Warburg’s Leveraged Finance/Financial Sponsors group where he advised leading private equity firms on leveraged buyouts, mergers and acquisitions and private equity investments. Mr. Sanan has held various corporate finance and industry positions at PaineWebber, Legg Mason, Royal Dutch/Shell Group and Gist Brocades (now DSM N.V.). In 2003 and 2004, Mr. Sanan was named to the International Who’s Who of Professionals. Mr. Sanan received a Bachelor of Engineering (Honors) in Chemical Engineering from Panjab University, India; and an MBA in Finance from The University of Texas at Austin; and has passed the Series 7 and 63 NASD qualifying examinations.

Portfolio Investment Operations

Kevin Byrne, Chief Compliance Officer

Mr. Byrne joined in November 2013 as a Compliance Consultant and in early 2015 became the Chief Compliance Officer of MVC Capital and TTG Advisers, responsible for overseeing both compliance programs. From 1998 through 2018, Mr. Byrne was a Member of Fisher Capital Corp. LLC, where he assisted in analyzing investment opportunities in financial services and managed the Firm’s compliance and administrative functions. Prior to Fisher Capital, Mr. Byrne was an executive in the Financial Services Division of American Re-Insurance Company in Princeton, NJ where he headed up the Tax Consulting and Administration Department. Prior to American Re, he worked in public accounting. Mr. Byrne holds a B.S. Degree in Accounting from Georgetown University, an M.S. Degree in Taxation from the Villanova University School of Law and is a member of the American Institute of Certified Public Accountants.

Martha Kausch, Office Administrator — Operations Project Coordinator

Ms. Kausch joined TTG Advisers in September 2005 as an Office Administrator where her responsibilities include; information technology management, employee benefits administration, supporting portfolio company initiatives, including opening and managing several high-profile and high-trafficked airport locations for Harmony Pharmacy & Health Centers, Inc. Ms. Kausch spearheads and manages the quarterly Valuation Book process and publishing for the BOD and Valuation Committee. Prior to joining TTG Advisers, Ms. Kausch worked at Xerox Corporation for fifteen years. During her tenure, she held various positions including managing a digital manufacturing line with 50 direct reports, in addition to roles in distribution, supply chain, quality control and within the headquarters administrative organization.

Patrick Mullins, Controller

Mr. Mullins joined TTG Advisers in July 2006 and currently serves as the Controller of TTG Adviser, in addition he serves as the Controller of the MVC Capital, Inc. and the MVC Private Equity Fund, L.P.  Mr. Mullins assists in overseeing the financial operations of TTGA, MVC Capital, its wholly-owned subsidiaries and the MVC Private Equity Fund, L.P.  Mr. Mullins has over twenty-two years of experience in public and private accounting.  Previously, Mr. Mullins was the Controller at GTS, Inc., a gas distribution company, and worked at The Designtex Group, a textile distribution company where he was the Accounting & Finance Manager.  As manager he was involved with audits and reviews of small and mid-size private companies at Huth Thompson LLP, a regional public accounting firm.  He received his Bachelors of Arts in Accounting from Moravian College in Bethlehem PA.

Maura E. O’Brien-Allegrini, Office Administrator — Chicago / MVC PE Fund Administrator

Ms. O’Brien-Allegrini joined TTG Advisers in September of 2008 as Executive Assistant in Chicago. Ms. O’Brien-Allegrini was previously an Assistant Vice President at Diners Club International, an Office Manager at a boutique executive search firm in Chicago, and a Personal Assistant for the Clara Williams Company. She received her Bachelor of Science degree in Marketing from Spring Hill College in Mobile, AL and is close to completing a second Bachelor of Science degree in Computer Information Systems with a focus on Cyber Security.

Renata Quin, Executive Assistant - New York

Ms. Quin joined TTG Advisers in August 2005 and is responsible for all administrative and operational support for all of the NY-based team.  In addition, Ms. Quin manages the quarterly board book process for the Board and its Committees and manages all travel related bookings domestically and internationally. Prior to joining TTG Advisers, Ms. Quin worked at the office of the Westchester District Attorney directly supporting the District Attorney for two years. Prior to that, Ms. Quin worked for the Space and Naval Warfare Systems Command for the military in San Diego, CA. Prior to her tenure with the military, Ms. Quin worked directly for the Chief Operating Officer of Island Destinations, a large luxury travel agency based in New York. Ms. Quin received her Bachelor degree in Business Administration from Berkeley College where she majored in International Business.

Jaclyn Rothchild, Vice President and Secretary

Ms. Rothchild serves as Vice President and Secretary of MVC Capital and TTG Advisers. She is responsible for board and shareholder matters, portfolio development and fund administration, and directing the Fund and TTG Advisers’ non-financial operations. Prior to joining MVC Capital and TTG Advisers, Ms. Rothchild was an Associate and Business Manager with Draper Fisher Jurvetson meVC Management Co. LLC, the former sub-advisor of the Fund. Before joining the Fund’s former sub-advisor, Ms. Rothchild was an Associate at The Bank Companies (acquired by Newmark & Co. Real Estate), where she was responsible for analyzing the various real estate trends in the Washington, D.C. greater metropolitan area. Previously, Ms. Rothchild worked as a Research Analyst to a Senior Portfolio Manager at Gruntal & Co. and began her business career as a Marketing Consultant at Archstone-Smith. Ms. Rothchild received her Bachelors of Business Administration degree in Entrepreneurship and Small Business Management from George Washington University in Washington, DC.

Other Accounts Managed

Mr. Tokarz, our Portfolio Manager, is also responsible for the day-to-day management of the Private Fund and the PE Fund, a pooled investment vehicle for which TTG Advisers is entitled to receive a performance-based fee. As of January 31, 2020, the Private Fund and the PE Fund had approximately $23 million and approximately $104 million in committed assets, respectively. Further, Mr. Tokarz is a co-founder of PPC, a registered investment adviser that provides advisory services to Series A of the PPC Fund. For a further discussion of the Board approved allocation of investment opportunities policy, please see “MVC Capital — Our Investment Strategy — Allocation of Investment Opportunities.”

Compensation of the Portfolio Manager

Mr. Tokarz does not receive compensation from TTG Advisers in the form of salary, bonus, deferred compensation or pension and retirement plans. However, as the sole controlling equity owner of TTG Advisers, he has a significant equity interest in the profits generated by TTG Advisers from its management of the Company.

Company Ownership

Mr. Tokarz owns, as of January 31, 2020, over $9.5 million worth of our common shares. Mr. Tokarz purchased each share on his own behalf. The Company did not grant any shares to him or any other member of the team.

Portfolio Diversity

Our portfolio is not currently concentrated and we currently do not have a policy with respect to “concentrating” (i.e., investing 25% or more of our total assets) in any industry or group of industries and currently our portfolio is not concentrated. We may or may not concentrate in any industry or group of industries in the future.

PORTFOLIO COMPANIES

The following is a listing of our portfolio companies in which we had an investment at January 31, 2020. The portfolio companies are presented in three categories — companies more than 25% owned which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the 1940 Act; companies owned 5% to 25% which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company.

We make available significant managerial assistance to our portfolio companies. We generally receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.

For further information relating to the amount and nature of our investments in portfolio companies, see our Consolidated Schedule of Investments for January 31, 2020, on pages F-67 to F-69.

Company Name and Address	Nature of its Principal Business	Titles of Securities Held	Percent of Class Held

Non-control/Non-affiliated investments — 79.35%

Apex Industrial Technologies, LLC	Supply Chain Equipment Manufacturer	First Lien Loan	N/A
4393 Digital Way		Warrants	2.50%
Mason, OH 45040

Black Diamond Equipment Rentals, LLC	Equipment Rental	Second Lien Loan	N/A
2080 Rail Street		Warrants	3.95%
Morgantown, WV 26501

Custom Alloy Corporation	Manufacturer of Pipe Fittings and Forgings	Second Lien Loan	N/A
3 Washington Avenue		Second Lien Loan	N/A
High Bridge, NJ 08829		Revolver	N/A

Dukane IAS, LLC	Welding Equipment Manufacturer	Second Lien Note	N/A
2900 Dukane Drive
St. Charles, IL 60174

FOLIOfn, Inc.	Technology Investment- Financial Services	Preferred Stock	70.99%
8180 Greensboro Drive
8th Floor
McLean, VA 22102

Global Prairie PBC, Inc.	Marketing	Second Lien Note	N/A
1703 Wyandotte Street
Suite 400
Kansas City, MO 64108

GTM Intermeidate Holdings, Inc.	Medical Equipment/Manufacturer	Second Lien Loan	N/A
1250 Harris Bridge Road		Common Stock	2.05%
Anderson, SC 29621

Highpoint Global LLC	Government Services	Second Lien Note	N/A
300 N. Meridian Street
Suite 190
Indianapolis, IN 46204

HTI Technologies and Industries, Inc.	Electronic Component Manufacturing	Second Lien Note	N/A
315 Tech Park Drive
LaVergne, TN 37086

Initials, Inc.	Consumer Products	Senior Subordinated Debt	N/A
583 Grant Street
Suite G
Clarkesville, GA 30523

International Precision Components Corporation	Plastic Injection Molding	Second Lien Loan	N/A
28251 N Ballard Drive
Lake Forest, IL 60045

Jedson Engineering, Inc.	Engineering and Construction Management	First Lien Loan	N/A
705 Central Avenue
Cincinnati, OH 45202

Legal Solutions Holdings, Inc.	Business Services	Senior Subordinated Debt	N/A
955 Overland Ct
Suite 200
San Dimas, CA 91773

Powers Equipment Acquisition Company, LLC	Equipment Manufacturer	First Lien Note	N/A
105 Steamboat Drive
Warminster, PA 18974

SMA Holdings, Inc.	Consulting	First Lien Loan	N/A
19200 Von Karman Avenue		Warrants	3.00%
Suite 230 Irvine, CA 92612

Trientis GmbH	Environmental Services	First Lien Note	N/A
2 Daniel Danielopolu Street		Warrants	100.00%
BCR Building, 3rd floor, Sector 1
Bucharest, Romania 014134

Tuf-Tug Inc.	Safety Equipment Manufacturer	Second Lien Loan	N/A
7701 Forsyth Boulevard		Common Stock	2.09%
Suite 1000 St. Louis, MO 63105

Turf Products, LLC	Distributor - Landscaping and Irrigation Equipment	Senior Subordinated Debt	N/A
157 Moody Road		Third Lien Loan	N/A
PO Box 1200 Enfield, CT 06083

U.S. Gas & Electric, Inc.	Energy Services	Second Lien Loan	N/A
290 N.W. 165th Street		Second Lien Loan	N/A
PH5 (4th floor) North Miami Beach, FL 33169

U.S. Spray Drying Holding Company	Specialty Chemicals	Class B Common Stock	N/A
109 Elbow Lane		Secured Loan	N/A
Burlington, New Jersey		Senior Secured Loan	N/A
08016

United States Technologies, Inc.	Electronics Manufacturing and Repair	Senior Lien Loan	N/A
17-01 Pollitt Drive
Suite 2 Fair Lawn, NJ 07410

Affiliate investments — 24.65%

Advantage Insurance Holdings LTD	Insurance	Preferred Stock	9.734%
250 Munoz Rivera Avenue
Suite 710
San Juan, Puerto Rico 00918

Equus Total Return, Inc.	Registered Investment Company	Common Stock	23.90%
8 Greenway Plaza, Suite 930
Houston, TX 77046

JSC Tekers Holdings	Real Estate Management	Common Stock	9.00%
15-3 Jauniela Street		Preferred Stock	100.00%
Riga, LV-1050
Latvia

Security Holdings B.V.	Electrical Engineering	Common Equity Interest	98.00%
411 Strawinskylaan		Bridge Loan	N/A
World Trade Center Tower A		Senior Subordinated Loan	N/A
XX 1077
Amsterdam, Netherlands

Control Investments — 20.57%

MVC Automotive Group GmbH	Automotive Dealerships	Common Equity Interest	100.00%
Brunner Strabe 66		Bridge Loan	N/A
A-1210
Vienna, Austria

MVC Private Equity Fund LP	Private Equity	Limited Partnership Interest	19.03%
71 South Wacker Drive		General Partnership Interest	100.00%
Suite 2760
Chicago, IL 60606

RuMe Inc.	Consumer Products	Common Stock	54.57%
7022 South Revere Parkway		Series C Preferred Stock	100.00%
Suite 240		Series B-1 Preferred Stock	100.00%
Centennial, CO 80112		Subordinated Debt	N/A
		Revolver	N/A
		Revolver	N/A
		Warrants (2016)	100.00%
		Warrants (2017)	100.00%
		Warrants (2019)	100.00%

For companies held by the Company at January 31, 2020, please reference pages 50 to 60 above for a brief description of each portfolio company’s business. In addition, we have provided below a more detailed description for each portfolio company which represented more than 5% of our assets as of January 31, 2020.

Apex Industrial Technologies, LLC

Apex, Cincinnati, Ohio, is a leading provider of automation vending equipment in industrial, retail and foodservice environments.

At October 31, 2019, the Company’s investment in Apex consisted of a first lien loan with an outstanding amount of approximately $15.0 million, a cost basis of approximately $14.9 million and a fair value of approximately $15.0 million. The first lien loan had an interest rate of 12% and a maturity date of December 31, 2019.

On January 10, 2020, the Company loaned Apex approximately $3.8 million, increasing the first lien loan to approximately $18.8 million. The maturity date of the loan was extended to May 15, 2020. The Company also received a warrant as part of this investment.

During the quarter ended January 31, 2020, the Valuation Committee increased the fair value of the loan by approximately $1.5 million.

At January 31, 2020, the Company’s investment in Apex consisted of a first lien loan with an outstanding amount of approximately $18.8 million, a cost basis of approximately $17.2 million and a fair value of approximately $18.7 million and a warrant with a cost basis and fair value of approximately $1.9 million.

Custom Alloy Corporation

Custom Alloy, High Bridge, New Jersey, manufactures time sensitive and mission critical butt-weld pipe fittings and forgings for the natural gas pipeline, power generation, oil/gas refining and extraction, and nuclear generation markets.

At October 31, 2019, the Company’s investment in Custom Alloy consisted of a second lien loan with a cost basis and outstanding balance of approximately $32.5 million and a fair value of approximately $32.1 million, a second lien loan with a cost basis, outstanding balance and a fair value of approximately $6.1 million and a revolving credit facility with a cost basis, outstanding balance and a fair value of approximately $2.1 million. The second lien loans and revolving credit facility had interest rates of 15% and maturity dates of April 30, 2022 and April 30, 2020, respectively.

During the quarter ended January 31, 2020, Custom Alloy borrowed $925,000 on its revolving credit facility.

During the quarter ended January 31, 2020, the Valuation Committee decreased the fair values of the $32.4 million second lien loan by approximately $326,000 and the $6.1 million second lien loan by approximately $62,000.

At January 31, 2020, the Company’s investment in Custom Alloy consisted of a second lien loan with a cost basis and outstanding balance of approximately $33.1 million and a fair value of approximately $32.4 million, a second lien loan with a cost basis and outstanding balance of approximately $6.3 million and a fair value of approximately $6.1 million and a revolving credit facility with a cost basis, outstanding balance and a fair value of approximately $3.0 million.

MVC Automotive Group GmbH

MVC Automotive, an Austrian-based holding company, owns and operates ten Ford, Jaguar, Land Rover, Mazda, and Volvo dealerships located in Austria and the Czech Republic.

At October 31, 2019, the Company’s investment in MVC Automotive consisted of an equity interest with a cost of approximately $52.2 million and a fair value of approximately $20.6 million and a bridge loan with an outstanding amount, cost basis and fair value of approximately $7.1 million. The mortgage guarantee for MVC Automotive was equivalent to approximately $4.0 million at October 31, 2019. This guarantee was taken into account in the valuation of MVC Automotive. The bridge loan had an interest rate of 6% and a maturity date of December 31, 2020.

During the quarter ended January 31, 2020, the Valuation Committee increased the fair value of the equity interest by approximately $486,000.

At January 31, 2020, the Company’s investment in MVC Automotive consisted of an equity interest with a cost of approximately $52.2 million and a fair value of approximately $21.1 million and a bridge loan with an outstanding amount, cost basis and fair value of approximately $7.1 million. The mortgage guarantee for MVC Automotive was equivalent to approximately $5.4 million at January 31, 2020. This guarantee was taken into account in the valuation of MVC Automotive.

Michael Tokarz, Chairman of the Company, Scott Foote and Puneet Sanan, representatives of the Company, serve as directors of MVC Automotive.

Security Holdings, B.V.

Security Holdings is an Amsterdam-based holding company that owns FIMA, a Lithuanian security and engineering solutions company.

At October 31, 2019, the Company’s investment in Security Holdings consisted of common equity interest with a cost basis of approximately $51.2 million and a fair value of approximately $33.6 million, a bridge loan with an outstanding balance, cost basis and fair value of approximately $4.9 million, a senior subordinated loan with an outstanding balance, cost basis and fair value of approximately $6.0 million and a letter of credit with a fair value of approximately -$161,000 or a liability of $161,000. The bridge loan had an interest rate of 5% and a maturity date of December 31, 2019 and the senior subordinated loan had an interest rate of 3.1% and a maturity date of May 31, 2020.

On November 25, 2019, the Company loaned approximately $1.1 million to Security Holdings, increasing its senior subordinated loan outstanding amount to approximately $7.1 million.

On December 13, 2019, the Company loaned approximately $1.0 million to Security Holdings, increasing its senior subordinated loan outstanding amount to approximately $8.1 million.

During the quarter ended January 31, 2020, the senior subordinated loan’s maturity date was extended to May 31, 2022.

During the quarter ended January 31, 2020, the Valuation Committee decreased the fair value of the common equity interest by $7.2 million and increased the fair value of the letter of credit by approximately $87,000.

At January 31, 2020, the Company’s investment in Security Holdings consisted of common equity interest with a cost basis of approximately $51.2 million and a fair value of approximately $26.4 million, a bridge loan with an outstanding balance, cost basis and fair value of approximately $5.2 million, a senior subordinated loan with an outstanding balance, cost basis and fair value of approximately $8.2 million and a letter of credit with a fair value of approximately -$74,000 or a liability of $74,000.

Puneet Sanan, a representative of the Company, serves as a director of Security Holdings.

DETERMINATION OF COMPANY’S NET ASSET VALUE

Pursuant to the requirements of the 1940 Act and in accordance with the Accounting Standards Codification (“ASC”), Fair Value Measurements and Disclosures (“ASC 820”), we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimated fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with our Valuation Procedures adopted by the Board of Directors, which are consistent with ASC 820. As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors’ supervision and pursuant to our Valuation Procedures. Our Board of Directors may also hire independent consultants to review our Valuation Procedures or to conduct an independent valuation of one or more of our portfolio investments.

Pursuant to our Valuation Procedures, the Valuation Committee (which is comprised of three Independent Directors) determines fair values of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). In doing so, the Committee considers the recommendations of TTG Advisers. The Committee also takes into account input and reviews by third party consultants retained to support the Company’s valuation process. The Company has also adopted other enhanced processes related to valuations of controlled/affiliated portfolio companies. Any changes in valuation are recorded in the consolidated statements of operations as “Net unrealized appreciation (depreciation) on investments.”

Currently, our NAV per share is calculated and published on a quarterly basis. The Company calculates our NAV per share by subtracting all liabilities from the total value of our portfolio securities and other assets and dividing the result by the total number of outstanding shares of our common stock on the date of valuation. Fair values of foreign investments reflect exchange rates, as applicable, in effect on the last business day of the quarter end. Exchange rates fluctuate on a daily basis, sometimes significantly. See Risk Factor, “Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments.”

At January 31, 2020 and October 31, 2019, approximately 75.2% and 92.6%, respectively, of total assets represented investments in portfolio companies recorded at fair value (“Fair Value Investments”).

Under most circumstances, at the time of acquisition, Fair Value Investments are carried at cost (absent the existence of conditions warranting, in management’s and the Valuation Committee’s view, a different initial value). During the period that an investment is held by the Company, its original cost may cease to approximate fair value as the result of market and investment specific factors. No pre-determined formula can be applied to determine fair value.

Rather, the Valuation Committee analyzes fair value measurements based on the value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties, other than in a forced or liquidation sale. The liquidity event whereby the Company ultimately exits an investment is generally the sale, the merger, the recapitalization of a portfolio company or a public offering of its securities.

There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which the Company derives a single estimate of fair value. To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company’s financial results and projections, publicly traded comparable companies when available, comparable private transactions when available, precedent transactions in the market when available, third-party real estate and asset appraisals if appropriate and available, discounted cash flow analysis, if appropriate, as well as other factors. The Company generally requires, where practicable, Portfolio Companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.

The fair value of our portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities and escrow receivables that do not have readily ascertainable market values, our estimate of fair value may significantly differ from the value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers’ fees or other selling costs, which might become payable on disposition of such investments.

Our investments are carried at fair value in accordance with ASC 820. Unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date and majority-owned publicly traded securities and other privately held securities are valued as determined in good faith by the Valuation Committee of the Board of Directors. For legally or contractually restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date minus a discount for the restriction. At January 31, 2020, we did not own restricted or unrestricted securities of any publicly traded company in which we have a majority-owned interest, but did own one security in which we have a minority-owned interest.

ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy that prioritizes information used to measure value. In determining fair value, the Valuation Committee primarily uses the level 3 inputs referenced in ASC 820.

Valuation Methodology

There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which the Company derives a single estimate of fair value. To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company’s financial results and projections, publicly traded comparable companies when available, comparable private transactions when available, precedent transactions in the market when available, third-party real estate and asset appraisals if appropriate and available, discounted cash flow analysis, if appropriate, as well as other factors. The Company generally requires, where practicable, Portfolio Companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.

The fair value of our portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities and escrow receivables that do not have readily ascertainable market values, our estimate of fair value may significantly differ from the value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers’ fees or other selling costs, which might become payable on disposition of such investments.

ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy, which prioritizes information used to measure value. In determining fair value, the Valuation Committee primarily uses the level 3 inputs referenced in ASC 820.

ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset to which the reporting entity has access to as of the measurement date. If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

Our investments are carried at fair value in accordance with ASC 820. Unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date and majority-owned publicly traded securities and other privately held securities are valued as determined in good faith by the Valuation Committee of the Board of Directors. For legally or contractually restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date minus a discount for the restriction. At October 31, 2019, we did not own restricted or unrestricted securities of any publicly traded company in which we have a majority-owned interest, but did own one security in which we have a minority interest.

If a security is publicly traded, the fair value is generally equal to the market value based on the closing price on the principal exchange on which the security is primarily traded, unless the security is restricted and in such a case, a discount is applied for the restriction.

For equity securities of Portfolio Companies, the Valuation Committee estimates the fair value based on market and/or income approach with value then attributed to equity or equity like securities using the enterprise value waterfall (“Enterprise Value Waterfall”) valuation methodology. Under the Enterprise Value Waterfall valuation methodology, the Valuation Committee estimates the enterprise fair value of the portfolio company and then waterfalls the enterprise value over the portfolio company’s securities in order of their preference relative to one another. To assess the enterprise value of the portfolio company, the Valuation Committee weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing assets may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company, and third-party asset and real estate appraisals. For non-performing assets, the Valuation Committee may estimate the liquidation or collateral value of the portfolio company’s assets. The Valuation Committee also takes into account historical and anticipated financial results.

The Company does not utilize hedge accounting and instead, when applicable, marks its derivatives to market on the Company’s consolidated statement of operations.

In assessing enterprise value, the Valuation Committee considers the mergers and acquisitions (“M&A”) market as the principal market in which the Company would sell its investments in portfolio companies under circumstances where the Company has the ability to control or gain control of the board of directors of the portfolio company (“Control Companies”). This approach is consistent with the principal market that the Company would use for its portfolio companies if the Company has the ability to initiate a sale of the portfolio company as of the measurement date, i.e., if it has the ability to control or gain control of the board of directors of the portfolio company as of the measurement date. In evaluating if the Company can control or gain control of a portfolio company as of the measurement date, the Company takes into account its equity securities on a fully diluted basis, as well as other factors.

For non-Control Companies, consistent with ASC 820, the Valuation Committee considers a hypothetical secondary market as the principal market in which it would sell investments in those companies. The Company also considers other valuation methodologies such as the Option Pricing Method and liquidity preferences when valuing minority equity positions of a portfolio company.

For loans and debt securities of non-Control Companies (for which the Valuation Committee has identified the hypothetical secondary market as the principal market), the Valuation Committee determines fair value based on the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield (“Market Yield”) valuation methodology. In applying the Market Yield valuation methodology, the Valuation Committee determines the fair value based on such factors as third party broker quotes (if available)

and market participant assumptions, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date.

Estimates of average life are generally based on market data of the average life of similar debt securities. However, if the Valuation Committee has information available to it that the debt security is expected to be repaid in the near term, the Valuation Committee would use an estimated life based on the expected repayment date.

The Valuation Committee determines fair value of loan and debt securities of Control Companies based on the estimate of the enterprise value of the portfolio company. To the extent the enterprise value exceeds the remaining principal amount of the loan and all other debt securities of the company, the fair value of such securities is generally estimated to be their cost. However, where the enterprise value is less than the remaining principal amount of the loan and all other debt securities, the Valuation Committee may discount the value of such securities to reflect an impairment.

For the Company’s or its subsidiary’s investment in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as the general partner (the “GP”) of the PE Fund, the Valuation Committee relies on the GP’s determination of the fair value of the PE Fund which will be generally valued, as a practical expedient, utilizing the net asset valuations provided by the GP, which will be made: (i) no less frequently than quarterly as of the Company’s fiscal quarter end and (ii) with respect to the valuation of PE Fund investments in portfolio companies, will be based on methodologies consistent with those set forth in the Company’s valuation procedures. In making its determinations, the GP considers and generally relies on TTG Advisers’ recommendations. The determination of the net asset value of the Company’s or its subsidiary’s investment in the PE Fund will follow the methodologies described for valuing interests in private investment funds (“Investment Vehicles”) described below. Additionally, when both the Company and the PE Fund hold investments in the same portfolio company, the GP’s Fair Value determination shall be based on the Valuation Committee’s determination of the Fair Value of the Company’s portfolio security in that portfolio company.

As permitted under GAAP, the Company’s interests in private investment funds are generally valued, as a practical expedient, utilizing the net asset valuations provided by management of the underlying Investment Vehicles, without adjustment, unless TTG Advisers is aware of information indicating that a value reported does not accurately reflect the value of the Investment Vehicle, including any information showing that the valuation has not been calculated in a manner consistent with GAAP. Net unrealized appreciation (depreciation) of such investments is recorded based on the Company’s proportionate share of the aggregate amount of appreciation (depreciation) recorded by each underlying Investment Vehicle. The Company’s proportionate investment interest includes its share of interest and dividend income and expense, and realized and unrealized gains and losses on securities held by the underlying Investment Vehicles, net of operating expenses and fees. Realized gains and losses on distributions from Investment Vehicles are generally recognized on a first in, first out basis.

The Company applies the practical expedient to interests in Investment Vehicles on an investment by investment basis, and consistently with respect to the Company’s entire interest in an investment. The Company may adjust the valuation obtained from an Investment Vehicle with a premium, discount or reserve if it determines that the net asset value is not representative of fair value.

If the Company intends to sell all or a portion of its interest in an Investment Vehicle to a third-party in a privately negotiated transaction near the valuation date, the Company will consider offers from third parties to buy the interest in an Investment Vehicle in valuations, which may be discounted for both probability of close and time.

When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”) with a debt security, the Company typically allocates its cost basis in the investment between debt securities and nominal cost equity at the time of origination. If the Company is not reimbursed for investment or transaction related costs at the time an investment is made, the Company typically capitalizes those costs to the cost basis of the investment.

Interest income, adjusted for amortization of premium and accretion of discount on a yield to maturity methodology, is recorded on an accrual basis to the extent that such amounts are expected to be collected. Origination and/or closing fees associated with investments in portfolio companies are accreted into income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any unamortized original issue discount or market discount is recorded as interest income. Prepayment premiums are recorded on loans when received as interest income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that the Company expects to collect such amounts.

For loans, debt securities, and preferred securities with contractual payment-in-kind interest or dividends, which represent contractual interest/dividends accrued and added to the loan balance or liquidation preference that generally becomes due at maturity, the Company will not ascribe value to payment-in-kind interest/dividends, if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. However, the Company may ascribe value to payment-in-kind interest if the health of the portfolio company and the underlying securities are not in question. All payment-in-kind interest that has been added to the principal balance or capitalized is subject to ratification by the Valuation Committee. For interest or deferred interest receivables purchased by the Company at a discount to their outstanding amount, the Company amortizes the discount using the effective yield method and records it as interest income over the life of the loan. The Company will not ascribe value to the interest or deferred interest, if the Company has determined that the interest is not collectible.

Escrows from the sale of a portfolio company are generally valued at an amount, which may be expected to be received from the buyer under the escrow’s various conditions and discounted for both risk and time.

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies. The Valuation Committee typically will look at the pricing of the security in which the guarantee provided support for the security and compare it to the price of a similar or hypothetical security without guarantee support. The difference in pricing will be discounted for time and risk over the period in which the guarantee is expected to remain outstanding.

MANAGEMENT

The overall responsibility for oversight of the Company rests with the Company’s Board. The day-to-day operations of the Company are delegated to TTG Advisers, subject to the supervision of our Board.

The Board currently has nine members. The Board maintains an Audit Committee, a Valuation Committee, a Compensation Committee, and a Nominating/Corporate Governance/Strategy Committee, and may establish additional committees in the future.

The Company is externally managed by TTG Advisers pursuant to the Advisory Agreement. The investment professionals of TTG Advisers collectively have extensive experience in managing investments in private businesses in a variety of industries, and are familiar with the Company’s approach of lending and investing. Because the Company is externally managed, it pays a base management fee and an incentive fee. The Advisory Agreement and fees paid by the Company to TTG Advisers pursuant to the Advisory Agreement are described under “Advisory Agreement” below.

Information regarding the directors and the officers of the Company, including brief biographical information, as of January 1, 2020, is set forth below.

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years
Independent Directors
Emilio Dominianni 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 88	Director	1 year/16 years, 9 months

Mr. Dominianni is a retired Partner of, and was Special Counsel to, Coudert Brothers LLP, a law firm. He is currently a director of Stamm International Corporation, Powrmatic Inc. and Powrmatic of Canada Ltd., manufacturers and distributors of heating, ventilating, and air conditioning equipment.

				None(1)	See column 4

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years
Mr. Dominianni was previously a director of Powrmatic Ltd. and SF Ltd.
Phillip F. Goldstein 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 74	Director	1 year/7 years, 2 months

Mr. Goldstein is a principal of Bulldog Holdings, LLC, the owner of several entities serving as the general partner of several investment partnerships in the Bulldog Investors group of private funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012; additionally, Mr. Goldstein is a principal of Bulldog Investors, LLC, the investment adviser for Special Opportunities Fund, several private investment funds, and separately managed accounts , since 2009. Mr. Goldstein is (or was previously) a Director or Trustee of the following closed end funds: Mexico Equity and Income Fund since 2000; Special Opportunities Fund since 2009; High Income Securities Fund since 2018; and Swiss Helvetia Fund, Inc. since 2018. Mr. Goldstein also is (or was previously) a Director or Trustee of the following companies : Crossroads Liquidating Trust since 2016; Brookfield DTLA Fund Office Trust Investor, Inc., a subsidiary of a large commercial real estate company, since 2017; Chairman and Director of Emergent Capital, Inc. (formerly known as Imperial Holdings Inc.).

				None(1)	See column 4
Gerald Hellerman 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 82	Director	1 year/16 years, 9 months

Mr. Hellerman owned and served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, from the firm’s inception in 1993 until it ceased operations in 2013. Mr. Hellerman currently serves as a director and chief compliance officer for The Mexico Equity and Income Fund, Inc. and for Special Opportunities Fund, Inc. Mr. Hellerman currently serves as Trustee of Crossroads Liquidating Trust (formerly BDCAVenture, Inc.). Mr. Hellerman also serves as a Trustee and Chairman of the audit committee of Fiera Capital Series Trust, as a director and member of the audit committee, and Chairman of the pricing committee of The Swiss Helvetia Fund, Inc., and as trustee and Chairman of the audit committee of High Income Securities Fund. Mr. Hellerman was previously a director of Ironsides Partners Opportunity Offshore Fund Ltd. and director and chairman of the audit committee of Emergent Capital, Inc. (formerly known as Imperial Holdings Inc.).

				None(1)	See column 4
Douglas A. Kass 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 70	Director	1 year/7 months

Mr. Kass is the President of Seabreeze Partners Management, Inc., a hedge fund sponsor and the General Partner of Seabreeze Partners L.P., which he founded in 2002. From 2005 to 2009, Mr. Kass managed a dedicated short fund, Seabreeze Partners Short L.P. Mr. Kass also served as the portfolio manager and principal of Demours Capital Management, LLC, which was the general partner and investment manager of the hedge funds Circle T. Market Neutral Fund, L.P. and Circle T. Market Neutral Offshore Fund, Ltd., from 2003 to 2004. From 1997 to 2003, Mr. Kass was the general partner of Kass Partners, LLC, the predecessor firm to Kass Partners, Ltd. Prior to that, from 1995 to 1996,

				None(1)	See column 4

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years
he served as Senior Portfolio Manager at Omega Advisors, an employee owned hedge fund sponsor.
Robert Knapp Ironsides Partners LLC 100 Summer Street 27th Floor Boston, MA 02108 Age: 53	Director	1 year/16 years, 9 months

Mr. Knapp is the Founder and CIO of Ironsides Partners LLC, a Boston based investment manager specializing in closed end funds, holding companies, and asset value investing generally. Ironsides and related entities serve as the manager and general partner to various funds and managed accounts for institutional clients. Mr. Knapp is director of Okeanis Eco Tankers (OSE: OET.NO), a director of Emergent Capital (Nasdaq OTC: EMGC), as well as the Pacific Alliance Asia Opportunity Fund and its related entities and Pacific Alliance Group Asset Management Ltd., based in Hong Kong. Mr. Knapp is also a principal and director of Africa Opportunity Partners Limited (“AOP”), a Cayman Islands company that serves as the investment manager to Africa Opportunity Fund Limited (“AOF”), a closed-end investment company incorporated in the Cayman Islands that trades on the London Stock Exchange. Mr. Knapp also serves as a member of the Board of Managers of Veracity Worldwide LLC. Mr. Knapp was formerly an independent, nonexecutive director of Castle Private Equity AG (SWX: CPEN) and was formerly a director of MPC Container Ships (XOSL:MPCCME). Prior to founding Ironsides, Mr. Knapp was a managing director for over ten years with Millennium Partners, based in New York. In the non-profit sector, Mr. Knapp serves as a director of the Massachusetts Eye and Ear Infirmary, and is a Trustee of the Children’s School of Science and the Sea Education Association, both of Woods Hole, MA.

				None(1)	See column 4

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years
Scott D. Krase Oak Hill Advisors 1114 Avenue of the Americas, 27th Floor New York, NY 10036 Age: 52	Director	1 year/1 year, 2 months

Mr. Krase, CFA, serves as the Senior Advisor on the Investment Team of Oak Hill Advisors, L.P. (“Oak Hill”), an investment manager which he cofounded in 1993. At Oak Hill, Mr. Krase was a Senior Partner with portfolio management responsibilities in the U.S. and Europe. Prior to founding Oak Hill, Mr. Krase worked at TSA Capital Management, an investment manager, where he was a portfolio manager responsible for global asset allocation, from 1992 to 1993. He also worked in the mergers and acquisitions departments for several investment banks including Gleacher & Co. Ltd. (OTCMKTS: GLCH) from 1990 to 1991 and Salomon Brothers, Inc. (formerly NYSE: SB) from 1989 to 1990. During his career, Mr. Krase has served as a lead participant on numerous creditor committees. In addition, Mr. Krase served two terms as Chairman of Loan Syndications and Trading Association, an industry organization, from 2005 to 2007. Previously, he served on the boards of Bulk Maritime, a private holding company from 2012, Grove Industries, one of the world’s leading producers of mobile hydraulic cranes, and eNet Communications, the largest alternative telecommunications network in Ireland from 2013 to 2017. Mr. Krase also serves on the boards of several non-profit organizations, including The T h i r d Option Foundation beginning January 2017, Venture for America beginning January 2016 and Castle Athletics beginning 2009, and he founded the non-profit, one2one USA Foundation, in October 2016. Mr. Krase received a B.S. from The Wharton School of the University of Pennsylvania.

				None(1)	See Column 4
William Taylor 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 77	Director	1 year/13 years, 10 months

Mr. Taylor is a Certified Public Accountant and retired Partner of Deloitte & Touche. Mr. Taylor is currently a director of Northern Illinois University Foundation and has served as an Assistant Treasurer since July 2016 (Mr. Taylor was previously the Treasurer from 2007 to 2011), and President and a director of The William & Dian Taylor Foundation. Mr. Taylor was previously a trustee of Writers Theatre.

				None(1)	See column 4
Officer and Interested Directors
Warren Holtsberg(2) 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 69	Director	1 year/12 years, 8 months

Mr. Holtsberg currently serves as Co-Head of Portfolio Management of TTG Advisers, the investment adviser to the Fund. Mr. Holtsberg founded Motorola Ventures, the venture capital and private equity investment arm for Motorola, Inc. where he led the worldwide fund for eight years. He was also Corporate Vice President and Director of Equity Investments at Motorola. Mr. Holtsberg served as a member of the Board of Directors of the Illinois Venture Capital Association until 2014 and as a member of the Board of Sportvision until December 2016. Mr. Holtsberg currently serves as a member of the Board of the Big Shoulders Fund, and Advanced Oilfield Services, a portfolio company of the MVC Private Equity Fund, L.P. Mr. Holtsberg serves as an Emeritus Board Member of the Chicagoland Entrepreneurship Center, the Illinois Emerging Technology Funds and as

				None(1)	See column 4

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years

Chairman Emeritus of the Board of UI Labs. Previously, Mr. Holtsberg served as a board member of Illinois Ventures, the venture investment arm for the University of Illinois through 2015. Mr. Holtsberg also serves as a director for MVC Partners LLC and is on the board of managers of MVC Cayman. Mr. Holtsberg previously served as director of U.S. Gas & Electric, Inc.

Michael Tokarz(3) 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 70	Director/Principal Executive Officer	1 year/16 years, 1 month

Mr. Tokarz currently serves as Chairman and Portfolio Manager of the Company and as Manager of the Adviser. Mr. Tokarz is also the Managing Member of The Tokarz Group, a private merchant bank, since 2002. In addition, Mr. Tokarz is a principal and investment team member of PPC Enterprises LLC, a registered investment adviser. Prior to this, Mr. Tokarz was a senior General Partner and Administrative Partner at Kohlberg Kravis Roberts & Co., a private equity firm specializing in management buyouts. He also currently serves on the corporate board of Mueller Water Products, Inc. He is Chairman Emeritus and is a member of the Board of the University of Illinois Foundation, and serves on its executive committee, investment policy committee and finance committee. He is also a member of the Board of Managers for Illinois Ventures, LLC and Illinois Emerging Technology Fund LLC. Mr. Tokarz serves as a director for the following portfolio companies of the Fund: MVC Automotive Group GmbH and MVC Partners LLC. He also serves as a director of Focus Pointe Global and Gibdock Limited, portfolio companies of MVC Private Equity Fund, L.P. He was previously on the board of CNO Financial, Walter Investment Management, Walter Energy, IDEX Corporation, RJR Nabisco, Beatrice Foods, Con Agra Corporation, Safeway, Lomonosov, Plymouth Rock Energy, LLC, Custom Alloy Corporation, and Athleta, Inc. Additionally, he was on the boards of Turf Products, LLC, until the asset was converted to debt, Timberland Machines & Irrigation, Inc., Dakota Growers Pasta Company, Harmony Health and Beauty, Inc., Harmony Pharmacy & Health Centers, Inc., Summit Research Labs, Inc., Ohio Medical Corporation, and Huamei Capital Company, formerly portfolio companies of the Company.

				None(1)	See column 4
Executive Officers
Scott Schuenke 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 40	Chief Financial Officer	Indefinite term/6 years, 2 months

Mr. Schuenke currently serves as the Chief Financial Officer of the Adviser, in addition to his service as Chief Financial Officer of the Company. Mr. Schuenke also serves as the CFO of PPC Enterprises, LLC, a registered investment adviser. He previously served as the Chief Compliance Officer to the Company and the Adviser. Prior to joining the Company in June 2004, Mr. Schuenke served as a compliance officer with U.S. Bancorp Fund Services, LLC, from 2002 until he joined the Company in 2004. Mr. Schuenke also served as the secretary of The Mexico Equity & Income Fund, Inc. and assistant secretary of Tortoise Energy

				N/A	N/A

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years	(5) Number of Portfolios in Fund Complex Overseen by Director	(6) Other Directorships Held by Director During Past 5 Years

Infrastructure Corporation during his tenure at U.S. Bancorp Fund Services, LLC. He previously served on the Boards of NPWT Corporation when it was a portfolio company of the Company, and Vestal Manufacturing Enterprises, Inc. through 2015. Mr. Schuenke is a Certified Public Accountant.

Kevin Byrne 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 60	Chief Compliance Officer	Indefinite/4 years, 10 months

Mr. Byrne currently serves as Chief Compliance Officer of the Adviser, in addition to his service as Chief Compliance Officer of the Company. He currently serves as Chief Compliance Officer for PPC Enterprises, LLC. Mr. Byrne previously served as Financial, Administrative and Compliance Consultant/Member at Fisher Capital Corp, LLC and as a Compliance Consultant to the Adviser from November 2013 to December 2014.

				N/A	N/A
Jaclyn Rothchild 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 41	Vice President/ Secretary	Indefinite term/15 years, 1 month; Indefinite term/15 years, 10 months

Ms. Rothchild currently serves as Vice President and Secretary of the Adviser, in addition to her service as Vice President and Secretary of the Company. Prior to joining the Company in June 2002, she was an Associate and Business Manager with Draper Fisher Jurvetson meVC Management Co. LLC, the former investment sub-adviser to the Company, and an Associate at The Bank Companies (acquired by Newmark & Co. Real Estate), a commercial real estate company. Ms. Rothchild serves as Vice President and Chief Operating Officer of Eleventh Street Partners, Inc., a strategy consulting firm. Ms. Rothchild serves on the Board of MVC Partners LLC, a portfolio company of the Company. Ms. Rothchild was formerly an Advisory Board member of Forward Health.

				N/A	N/A

(1)         Other than the Company.

(2)         Mr. Holtsberg is an “interested person,” as defined in the 1940 Act, of the Company (an “Interested Director”) because of his employment with the Adviser.

(3)         Mr. Tokarz is an Interested Director because he serves as an officer of the Company.

Board Meetings and Committees

The Board currently has an Audit Committee, a Valuation Committee, a Nominating/Corporate Governance/Strategy Committee and a Compensation Committee.

The current members of the Audit Committee are Messrs. Dominianni, Hellerman and Taylor, each of whom is an independent audit committee member, as defined in Sections 303A.02 of the NYSE’s listing standards, and an Independent Director. Mr. Hellerman is the Chairman of the Audit Committee. The Audit Committee’s primary purposes are:

•                  oversight responsibility with respect to: (a) the adequacy of the Company’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Company’s financial statements and the independent audit thereof; (c) the adequacy of the Company’s overall system of internal controls and risk management processes (to the extent not separately evaluated and monitored by the full Board), as appropriate, the internal controls of certain service providers; (d) the Company’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Company’s independent auditors; and (f) the Company’s internal audit function, if any; and

•                  oversight of the preparation of any report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Company’s annual proxy statement with respect to the election of directors.

The most recent fiscal year of the Company ended on October 31, 2019. During that fiscal year, the Audit Committee held 9 meetings. The Board has adopted a written charter for the Audit Committee, a copy of which is currently available on the Company’s website at http://www.mvccapital.com.

During the fiscal year ended October 31, 2019, the Board held 9 meetings. Currently, a majority of the Directors are not “interested persons”, as defined in the Investment Company Act of 1940 (the “1940 Act”), of the Fund (the “Independent Directors”). Mr. Knapp has been appointed by the Independent Directors to serve as the “Lead” Independent Director and, in that role, serves as the Presiding Director over executive sessions of non-management directors. Mr. Tokarz, the Portfolio Manager and principal executive officer of the Fund and the Adviser, serves as Chairman of the Board. Although he is an Interested Director (i.e., not independent), the Board believes that by having the principal executive serve as Chairman, it can more effectively conduct the regular business of the Fund and that through its regularly-scheduled executive sessions, the Independent Directors have adequate opportunity to serve as an independent, effective check on management and protect stockholders’ interests. Furthermore, as described below, the Board has three committees performing critical functions for the Fund’s governance and operations: the Audit, Valuation and Nominating/Corporate Governance/Strategy Committees, and all three are comprised exclusively of Independent Directors.

The Valuation Committee, the principal purpose of which is to determine the fair values of securities in the Company’s portfolio for which market quotations are not readily available, is currently comprised of Messrs. Dominianni, Hellerman and Knapp. Mr. Knapp is the Chairman of the Valuation Committee. The Valuation Committee held 8 meetings during the fiscal year ended October 31, 2019.

The Nominating/Corporate Governance/Strategy Committee (the “Nominating Committee”), the principal purposes of which are to consider and nominate persons to serve as Independent Directors and oversee the composition and governance of the Board and its committees and to provide strategic direction with respect to the Company, is currently comprised of Messrs. Dominianni, Goldstein, Hellerman, Knapp and Taylor, each of whom is an Independent Director. Mr. Dominianni is the Chairman of the Nominating Committee. The Nominating Committee was established in January 2004. The Board has adopted a written charter for the Nominating Committee, a copy of which is available on the Company’s website at http://www.mvccapital.com. The Nominating Committee held 2 meetings during the fiscal year ended October 31, 2019.

The Nominating Committee considers director candidates nominated by stockholders in accordance with procedures set forth in the Company’s By-Laws. The Company’s By-Laws provide that nominations may be made by any stockholder of record of the Company entitled to vote for the election of directors at a meeting, provided that such nominations are made pursuant to timely notice in writing to the Secretary and are submitted in accordance with other applicable laws, rules or regulations regarding director nominations. The Nominating Committee then determines the eligibility of any nominated candidate based on criteria described below. To be timely, a stockholder’s notice must be received at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the scheduled date of a meeting. A stockholder’s notice to the Secretary shall set forth: (a) as to each stockholder-proposed nominee, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class, series and number of shares of capital stock of the Company that are owned beneficially by the nominee, (iv) a statement as to the nominee’s citizenship, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934 (the “1934 Act”), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the stockholder. The Company or the Nominating Committee may require a stockholder who proposes a nominee to furnish any such other information as may reasonably be required by the Company to determine the eligibility of the proposed nominee to serve as director of the Company.

In addition, the Nominating Committee considers potential director candidates with input from various sources, which may include: current Directors, members of the management team, or an outside search firm. The

Nominating Committee seeks to identify candidates that possess, in its view, strong character, judgment, business experience and acumen. As a minimum requirement, any eligible candidate who is not proposed to serve as an Interested Director (i.e., a candidate who is not employed or proposed to be employed by the Company or the Adviser) must not be an “interested person” (as defined by the 1940 Act) of the Fund. The Nominating Committee also considers, among other factors, certain other relationships (beyond those delineated in the 1940 Act) that might impair the independence of a proposed Director. Although the Board does not have a formal diversity policy, it endeavors to comprise itself of members with a variety of professional backgrounds.

In determining to select each of the Directors, the Nominating Committee and the Board considered a variety of factors, including each of the Directors’ performance as current Directors and their professional background and experience. The Board noted the Directors’ collective knowledge and experience in financial services, legal and financial analysis, corporate finance, asset management, portfolio management and accounting, all of which strengthen the Board’s collective qualifications. The Nominating Committee members considered that Messrs. Tokarz and Holtsberg are not Independent Directors but recognized that they represent TTG Advisers, and, as such, help foster the Board’s direct access to information regarding TTG Advisers, which is the Company’s most significant service provider.

The Compensation Committee, the principal purpose of which is to oversee the compensation of the Independent Directors, is currently comprised of Messrs. Hellerman and Knapp. Mr. Hellerman is the Chairman of the Compensation Committee. The Compensation Committee was established in March 2003. The Compensation Committee held 2 meetings during the fiscal year ended October 31, 2019. The Board has adopted a written charter for the Compensation Committee, a copy of which is available on the Company’s website at http://www.mvccapital.com.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Director and Executive Officer Compensation

The Company’s officers do not receive any direct compensation from the Company. The Company does not currently have any employees and does not expect to have any employees. Services necessary for its business are provided by individuals who are employees of the Adviser, and the Company’s administrator, U.S. Bancorp Fund Services, LLC (the “Administrator”), pursuant to the terms of the Company’s amended and restated investment advisory and management agreement (the “Advisory Agreement”) and administration agreement. Each of the Company’s executive officers is an employee of the Adviser. The Company’s day-to-day investment operations are managed by the Adviser.

The following table sets forth compensation paid by the Company in all capacities during the fiscal year ended October 31, 2019 to all of our Directors. Our Directors have been divided into two groups—Interested Directors and Independent Directors. The Interested Directors are “interested persons,” as defined in the 1940 Act, of the Company. No compensation is paid to the Interested Directors. (The Company is not part of any Fund Complex.) No information has been provided with respect to executive officers of the Company because the Company’s executive officers do not receive any direct compensation from the Company.

Name of Person, Position	Fees Earned or Paid in Cash	Stock Awards	All Other Compensation (1)	Total
Interested Directors
Warren Holtsberg, Director	None	None	None	None
Michael Tokarz, Chairman and Portfolio Manager	None	None	None	None

Independent Directors
Emilio Dominianni, Director	$57,500.00	None	None	$57,500.00
Phillip Goldstein, Director	$48,750.00	None	None	$48,750.00
Gerald Hellerman, Director	$62,500.00	None	None	$62,500.00
Robert Knapp, Director	$62,500.00	None	None	$62,500.00
William Taylor, Director	$51,250.00	None	None	$51,250.00
Scott D. Krase, Director	$57,500.00	None	None	$57,500.00
Douglas A. Kass, Director	$22,500.00	None	None	$22,500.00

(1)         Directors do not receive any pension or retirement benefits from the Company.

Effective May 1, 2014, the fees payable to Independent Directors and the fees payable to the Chairman of the Audit Committee, Valuation Committee, and Nominating Committee are as follows: Each Independent Director is paid an annual retainer of $70,000 ($80,000 for the Chairman of the Audit Committee and the non-Chairman members of the Valuation Committee and $90,000 for the Chairman of the Valuation Committee) for up to five in-person Board meetings and committee meetings per year. In the event that more than five in-person Board meetings and committee meetings occur, each Director will be paid an additional $1,000 for an in-person meeting. More recently, however, effective November 2017, the Board approved a 25% reduction in the compensation of each of the Independent Directors (calculated pursuant to the foregoing structure then reduced by 25%) until the Company’s NAV discount is 10% or less. Further, effective July 1, 2019, the following reduced structure was approved: each Independent Director will be paid an annual retainer of $45,000 and each Independent Director serving on the Audit Committee and/or the Valuation Committee will be paid an additional $5,000 for service to each such Committee ($7,500 for the Chair of each such Committee). Each Independent Director is also reimbursed by the Company for reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Company.

Director Equity Ownership

The following table sets forth, as of January 1, 2020 with respect to each Director, certain information regarding the dollar range of equity securities beneficially owned in the Company. The Company does not belong to a family of investment companies.

(1) Name of Director	(2) Dollar Range of Equity Securities in the Company	(3) Aggregate Dollar Range of Equity Securities of All Funds/Companies Overseen or to be Overseen by Director in Family of Investment Companies
Independent Directors
Emilio Dominianni	Over $100,000	Over $100,000
Phillip Goldstein	Over $100,000	Over $100,000
Gerald Hellerman	Over $100,000	Over $100,000
Douglas Kass	None	None
Robert Knapp	Over $100,000	Over $100,000
Scott D. Krase	None	None
William Taylor	Over $100,000	Over $100,000
Interested Directors
Warren Holtsberg (1)	$50,001-$100,000	$50,001-$100,000
Michael Tokarz (2)	Over $100,000	Over $100,000

(1)         Mr. Holtsberg is an Interested Director because of his employment with the Adviser.

(2)         Mr. Tokarz is an Interested Director because he serves as an officer of the Company and controls the Adviser.

The following table sets forth, as of March 30, 2020, each stockholder who owned more than 5% of the Company’s outstanding shares of common stock, each current director, the Company’s executive officers, and the directors and executive officers as a group. Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power.

Shareholder Name and Address	Amount of Shares Owned		Percentage of Company Held
Wynnefield Partners Small Cap Value, L.P. I 450 7th Avenue, Suite 509 New York, NY 10123	1,514,379	(1)	8.54%

Leon G. Cooperman St. Andrew’s Country Club 7118 Melrose Castle Lane Boca Raton, FL 33496	1,754,001	(2)	9.90%

West Family Investments Inc. 1603 Orrington Avenue Suite 810 Evanston, IL 60201	1,221,628	(3)	6.89%

Interested Directors
Warren Holtsberg	8,000		*
Michael Tokarz	1,000,099.56		5.64%

Independent Directors
Emilio Dominianni	59,670.06		*
Phillip Goldstein	13,666	**	*
Gerald Hellerman	68,000		*
Douglas Kass	0.0		0.0
Robert Knapp	368,746.37		2.08%
Scott D. Krase	0.0		0.0
William Taylor	51,100.67		*

Executive Officers
Scott Schuenke	3,683.91		*
Jaclyn Shapiro-Rothchild	3,947.91		*
Kevin Byrne	0		*
All directors and executive officers as a group (12 in total)**	1,576,913.62		8.90%

(1)                                      Based on information contained in the Schedule 13D filed with the SEC on January 22, 2020.

(2)                                      Based on information contained in the Schedule 13D/A filed with the Commission on February 18, 2020.

(3)                                      Based on information contained in the Form 13F filed with the Commission on February 14, 2020.

*                                              Less than 1%.

**                                       Unless indicated by footnote above, none of the Directors or Executive Officers’ Shares are pledged as security.

ADVISORY AGREEMENT

Under the terms of the Advisory Agreement, TTG Advisers determines, consistent with the Company’s investment strategy, the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes. TTG Advisers also identifies and negotiates the structure of the Company’s investments (including performing due diligence on prospective Portfolio Companies), closes and monitors the Company’s investments, determines the securities and other assets purchased, retains or sells and oversees the administration, recordkeeping and compliance functions of the Company and/or third parties performing such functions for the Company. TTG Advisers’ services under the Advisory Agreement are not exclusive, and it may furnish similar services to other entities.

Pursuant to the Advisory Agreement, the Company is required to pay TTG Advisers a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2% of our total assets (excluding: (i) cash, (ii) the value of any investment in a third-party vehicle covered by a separate agreement, and (iii) the value of any investment by the Company not made in a portfolio company (“Non-Eligible Assets”); but including assets purchased with borrowed funds that are not Non-Eligible Assets) (the “Base Management Fee”). The Base Management Fee is payable quarterly in arrears. The Base Management Fee is calculated based on the value of our total assets (excluding Non-Eligible Assets, but including assets purchased with borrowed funds that are not Non-Eligible Assets) at the end of the most recently completed fiscal quarter. Base Management Fees for any partial month or quarter will be appropriately prorated. Because the Base Management Fee payable is based on total assets, TTG Advisers may have an incentive to increase portfolio leverage in order to earn higher Base Management Fees. In addition, the Adviser has agreed, effective November 1, 2017, to a revised management fee structure that ties management fees to the NAV discount(7) as follows: (A) If the Company’s NAV discount is greater than 20%, the management fee for the current quarter is reduced to 1.25%; (B) If the NAV discount is between 10% and 20%, the management fee will be 1.50%; and (C) If the NAV discount is less than 10% or eliminated, the 1.50% management fee would be re-examined, but in no event would it exceed 1.75%. For the quarter ended October 31, 2019, the effective management fee was 1.25%.

The incentive fee is comprised of the following two parts:

The income portion of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net operating income. Pre-incentive fee net operating income means interest income, dividend income and any other income (including any other fees paid to the Company and MVCFS, such as directors’, commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus the Company’s and MVCFS’ operating expenses for the quarter (including the Base Management Fee and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee (whether paid or accrued)). Pre-incentive fee net operating income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. TTG Advisers is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

Pre-incentive fee net operating income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net operating income in excess of the hurdle amounts (explained below) for a quarter, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

In calculating the income portion of the incentive fee (the “Income Incentive Fee”) pre-incentive fee net operating income, at the end of the immediately preceding fiscal quarter, will be compared to two “hurdle amounts”: 1.75% of the Company’s net assets (defined as total assets less total liabilities) (“Lower Hurdle Amount”) and 2.1875% of the Company’s net assets (“Higher Hurdle Amount”). The Company would pay the TTG Advisers the Income Incentive Fee with respect to the Company’s pre-incentive fee net operating income in each fiscal quarter as follows:

•                  no Income Incentive Fee in any fiscal quarter in which our pre-incentive fee net operating income does not exceed the Lower Hurdle Amount;

•                  100% of our pre-incentive fee net operating income with respect to that portion of such pre-incentive fee net operating income, if any, that exceeds the Lower Hurdle Amount but is less than the Higher Hurdle Amount in any fiscal quarter; and

•                  20% of the amount of our pre-incentive fee net operating income, if any, that exceeds the Higher Hurdle Amount in any fiscal quarter.

For fiscal years ending on October 31, 2019 and October 31, 2020, the Adviser agreed to voluntarily modify the calculation of the Income Incentive Fee so that the fee accrued shall equal the lesser of: (i) the amount of the Income Incentive Fee computed and determined quarterly as currently set forth in the Advisory Agreement; and (ii) the amount of the Income Incentive Fee computed and determined on an annual basis (in lieu of quarterly). Further, regardless of the amount of Income Incentive Fee computed or accrued, the Adviser agreed to defer collection of any Income Incentive Fee due and payable for the fiscal year until after the completion of the annual audit for such fiscal year (the “Prior Incentive Fee Modification”). The Prior Incentive Fee Modification was superseded by the Current Incentive Fee Modification.

(7)  The NAV discount referred to herein is the average daily discount to NAV for a quarter. The discount is determined using the most recently determined NAV per share, which is typically the prior quarter end’s NAV per share and the Company stock closing price on any given day for the quarter.

On October 31, 2019, per the Current Incentive Fee Modification, the Adviser indicated its voluntary agreement to modify the calculation of the Income Incentive Fee for the fiscal year ended October 31, 2020, so that the fee accrued shall be subject to the following additional provisions: (A) in lieu of the “Lower Hurdle Amount” and the “Higher Hurdle Amount” set forth in the Advisory Agreement and in lieu of the Income Incentive Fee calculations applied on a quarterly basis under such agreement, the Income Incentive Fee will be computed pursuant to the calculations hereunder on an annual basis and shall be subject to a single 8 percent hurdle rate such that no Income Incentive Fee will be paid unless the pre-Incentive Fee net operating income for the fiscal year in which it is calculated exceeds 8 percent of the Fund’s aggregate NAV calculated as of the end of the fiscal year in which such fee is being calculated (the “New Hurdle Amount”) and the Income Incentive Fee shall be equal to the following: (i) 50% of the amount by which such pre-Incentive Fee net operating income for the fiscal year exceeds the New Hurdle Amount but is less than 8.75% (the “Catch-Up Hurdle”); and (ii) 20% of the amount by which such pre-Incentive Fee net operating income for the fiscal year equals or exceeds the Catch-Up Hurdle, subject to the qualifications/limitations below; (B) the Income Incentive Fee will be accrued only to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the fiscal year for which such fees are being calculated and the 2 preceding fiscal years (but no earlier than the year ended October 31, 2020) exceeds the cumulative Income Incentive Fees accrued and/or paid for such 2 fiscal years (but no earlier than the year ended October 31, 2020). For the foregoing purposes, the “cumulative net increases in net assets resulting from operations” is the amount for the fiscal year of: the sum of pre-Incentive Fee net investment income (loss), realized gains and realized appreciation resulting from the “Yield Portfolio” (as defined by mutual agreement between the Company and the Adviser), less any realized losses and unrealized depreciation attributable to the Yield Portfolio, provided that such reductions (for losses/depreciation) shall be reduced by the amount of any carried-interest gains generated from the MVC PE Fund over the year for which such fees are being calculated and the 2 preceding fiscal years (but no earlier than the year ended October 31, 2020), but only to the extent such carried-interest gains have not previously been applied to reduce losses/depreciation under this Clause (B); and (C) the amounts of any actual Income Incentive Fee payment reductions caused by application of clause (A) above (in lieu of applying the hurdle rates and catch up formula set forth in the Advisory Agreement) shall be credited against any unrealized depreciation or realized losses applied with respect to the application of Clause (B) above (on a one-time basis). Further, absent advance notice by the Adviser to the Board (at least 60 days’ prior to the fiscal year end), the Current Incentive Fee Modification shall continue automatically for each subsequent fiscal year.

The second part of the incentive fee (the “Capital Gains Fee”) is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), commencing with the fiscal year ended on October 31, 2009, and equals 20% of: (i) the Company’s cumulative aggregate net realized capital gains, during such fiscal year, on the Company’s investments made after November 1, 2003 (the “Company’s New Portfolio”) (exclusive of any realized gains on an investment in a third-party vehicle covered by a separate agreement or that are subject to an SPV Incentive Allocation, as defined below); minus (ii) the cumulative aggregate unrealized capital depreciation of the Company’s New Portfolio calculated from November 1, 2003. If the Capital Gains Fee is positive at the end of such year, then the aggregate amount of Capital Gains Fees paid in all prior years shall be subtracted from the Capital Gains Fee for such year. For purposes of this calculation, neither the Company’s contribution of an investment to a wholly-owned subsidiary nor the Company’s distribution of an investment to the Company’s stockholders shall be deemed to be a realization event.

In addition, the Company has authorized TTG Advisers to create or arrange for the creation of one or more special purpose vehicles for which it may serve as the general partner or managing member for purposes of making investments on behalf of the Company (each, an “SPV”). It is proposed that TTG Advisers, in its role as the general partner or managing member of an SPV, receive an incentive allocation equal to 20% of the net profits of the SPV (the “SPV Incentive Allocation”). In no event would any SPV Incentive Allocation received by TTG Advisers cause the total compensation received by TTG Advisers under the Advisory Agreement to exceed the limits imposed by the Investment Advisers Act of 1940, as amended.

Notwithstanding the foregoing, in no event shall the sum of the Capital Gains Fee and the SPV Incentive Allocation, if any, for any fiscal year exceed: (i) 20% of (a) the Company’s cumulative aggregate realized capital gains on the Company’s investments (the “Company’s Total Portfolio”) (including any realized gains attributable to an SPV Incentive Allocation), minus (b) the sum of the Company’s cumulative aggregate realized capital losses on, and aggregate unrealized capital depreciation of, the Company’s Total Portfolio; minus (ii) the aggregate amount of Capital Gains Fees paid and the value of SPV Incentive Allocations made in all prior years (the “Cap”). For purposes of calculating the Cap: (i) the initial value of any investment held by the Company on November 1, 2003 shall equal the fair value of such investment on November 1, 2003; and (ii) the initial value of any investment made by the Company after November 1, 2003 shall equal the accreted or amortized cost basis of such investment. Furthermore, in the event that the Capital Gains Fee for any fiscal year exceeds the Cap (“Uncollected Capital Gains Fees”), all or a portion of such amount shall be accrued and payable to TTG Advisers following any subsequent fiscal year in which the Advisory Agreement is in effect, but only to the extent the Capital Gains Fee, plus the amount of Uncollected Capital Gains Fees, each calculated as of the end of such subsequent fiscal year, do not exceed the Cap. Any remaining Uncollected Capital Gains Fees shall be paid following subsequent fiscal years in accordance with the same process, provided the Advisory Agreement is in effect during such fiscal year.

In addition, for the 2019 fiscal year, the Adviser voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse the Adviser under the Advisory Agreement (the “Voluntary Waiver”). For the fiscal year through October 31, 2019, the Adviser waived $150,000 in expenses under the Voluntary Waiver.

For each of the last three fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, TTG Advisers accrued $4,004,801, $3,857,480, and $4,678,807 in management fees, net of voluntary waivers, (in each case, excluding any incentive fees) from the Company. For each of the last three fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, TTG Advisers accrued $0, $-2,060,992, and $5,597,783 in net incentive fees from the Company.

Examples of Incentive Fee Calculations

Example 1: Income Related Portion of Incentive Fee(1):

Assumptions

•                  Hurdle rate(2) = 2.00%

•                  Management fee(3) = 2.00%

•                  Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = maximum value of 3.25% of the Company’s ratio of expenses to total assets less cash per the Modified Methodology

Alternative 1

Additional Assumptions

•                  Operating income (including interest, dividends, fees, etc.) = 4.00%

•                  Pre-incentive fee net operating income
(operating income - (management fee + other expenses)) = .075%

Pre-incentive fee net operating income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•                  Operating income (including interest, dividends, fees, etc.) = 5.25%

•                  Pre-incentive fee net operating income
(operating income - (management fee + other expenses)) = 2.10%

Pre-incentive fee net operating income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee

= 50% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net operating income - 2.1875%)

= (50% × (2.10% - 2.00%)) + 0%

= 0.05%

Alternative 3

Additional Assumptions

•                  Operating income (including interest, dividends, fees, etc.) = 6.00%

•                  Pre-incentive fee net operating income
(operating income - (management fee + other expenses)) = 2.75%

Pre-incentive fee net operating income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee

= 50% × “Catch-Up” + the greater of 0% AND (20% × (pre-incentive fee net operating income -2.1875%)

= (50% × (2.1875% - 2.00%)) + (20% × (2.75% - 2.1875%))

= 0.09375% + (20% × 0.5625%)

= 0.09375% + 0.1125%

= 0.20625%

(1)         The hypothetical amount of pre-incentive fee net operating income shown is based on a percentage of total net assets.

(2)         Represents 2.00% annualized hurdle rate.

(3)         Represents 2.00% annualized management fee.

(4)         Excludes offering expenses.

Example 2: Capital Gains Portion of Incentive Fee

Assumptions

Year 1:

$20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $10 million investment in Company C (“Investment C”).

Year 2:

Investment A is sold for $50 million, fair market value (“FMV”) of Investment B is $32 million and FMV of Investment C is $5 million.

Year 3:

FMV of Investment B is $32 million and FMV of Investment C is $0.

Year 4:

Investment B is sold for $50 million and FMV of Investment C is $0.

Calculation of Capital Gains Fee (20% of: cumulative aggregate net realized capital gains on the Fund’s investments made after November 1, 2003 (the “Fund’s New Portfolio”) minus the cumulative aggregate unrealized capital depreciation on the Fund’s New Portfolio calculated from November 1, 2003) If the Capital Gains Fee is positive at the end of a year, then the aggregate amount of the Capital Gains Fee paid in all prior years shall be subtracted from the Capital Gains Fee.

Year 1

20% of: ($0 cumulative aggregate realized capital gains on the Fund’s New Portfolio minus $0 cumulative aggregate realized losses on the Fund’s New Portfolio) minus ($0 cumulative aggregate unrealized capital depreciation on the Fund’s New Portfolio) = $0

Year 2

20% of: ($30 million cumulative aggregate realized capital gains on the Fund’s New Portfolio minus $0 cumulative aggregate realized losses on the Fund’s New Portfolio) minus ($5 million cumulative aggregate unrealized capital depreciation on the Fund’s New Portfolio) = $5 million

Year 3

(i) 20% of: ($30 million cumulative aggregate realized capital gains on the Fund’s New Portfolio minus $0 cumulative aggregate realized losses on the Fund’s New Portfolio) minus ($10 million cumulative aggregate unrealized capital depreciation on the Fund’s New Portfolio) less (ii) $5 million capital gains fee received in Year 2 = $0

Year 4

(i) 20% of: ($50 million cumulative aggregate realized capital gains on the Fund’s New Portfolio minus $0 cumulative aggregate realized losses on the Fund’s New Portfolio) minus ($10 million cumulative aggregate unrealized capital depreciation on the Fund’s New Portfolio) less (ii) $5 million capital gains fee received in Year 2 = $3 million

Payment of our expenses

Pursuant to the Advisory Agreement, all investment professionals of TTG Advisers and its staff, when and to the extent engaged in providing services required to be provided by TTG Advisers under the Advisory Agreement, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by TTG Advisers and not by the Company, except that costs or expenses relating to the following items are borne by the Company: (i) the cost and expenses of any independent valuation firm; (ii) expenses incurred by TTG Advisers payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for the Company and in monitoring the Company’s investments and performing due diligence on its prospective portfolio companies, provided, however, the retention by TTG Advisers of any third party to perform such services shall require the advance approval of the board (which approval shall not be unreasonably withheld) if the fees for such services are expected to exceed $30,000; once the third party is approved, any expenditure to such third party will not require additional approval from the board; (iii) interest payable on debt and other direct borrowing costs, if any, incurred to finance the Company’s investments or to maintain its tax status; (iv) offerings of the Company’s common stock and other securities; (v) investment advisory and management fees; (vi) fees and payments due under any administration agreement between the Company and its administrator; (vii) transfer agent and custodial fees; (viii) federal and state registration fees; (ix) all costs of registration and listing the Company’s shares on any securities exchange; (x) federal, state and local taxes; (xi) independent directors’ fees and expenses; (xii) costs of preparing and filing reports or other documents required by governmental bodies (including the SEC); (xiii) costs of any reports, proxy statements or other notices to stockholders, including printing and mailing costs; (xiv) the cost of the Company’s fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; (xv) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, independent auditors and outside legal costs; (xvi) the costs and expenses associated with the establishment of a special purpose vehicle; (xvii) the allocable portion of the cost (excluding office space) of the Company’s Chief Financial Officer, Chief Compliance Officer and Secretary in an amount not to exceed $200,000, per year, in the aggregate; (xviii) subject to a cap of $150,000 in any fiscal year of the Company, fifty percent of the unreimbursed travel and other related (e.g., meals) out-of-pocket expenses (subject to item (ii) above) incurred by TTG Advisers in sourcing investments for the Company; provided that, if the investment is sourced for multiple clients of TTG Advisers, then the Company shall only reimburse fifty percent of its allocable pro rata portion of such expenses; and (xix) all other expenses incurred by the Company in connection with administering the Company’s business (including travel and other out-of-pocket expenses (subject to item (ii) above) incurred in providing significant managerial assistance to a portfolio company). Notwithstanding the foregoing, absent the consent of the Board, any fees or income earned, on the Company’s behalf, by any officer, director, employee or agent of TTG Advisers in connection with the monitoring or closing of an investment or disposition by the Company or for providing managerial assistance to a portfolio company (which includes, for example, service on the board of directors of a portfolio company but does not include TTG Advisers’ furnishing of portfolio management or other management services to a third-party vehicle) shall inure to the Company.

The Expense Cap

In addition, for fiscal year 2020, TTG Advisers has voluntarily agreed to extend the expense cap (which was in effect during the 2016 through 2019 fiscal years) to absorb or reimburse operating expenses of the Company (promptly following the completion of such year), to the extent necessary to limit the Company’s Expense Ratio for such year to 3.25% (the “Expense Cap”). For purposes of this paragraph, the Company’s “Expense Ratio” is calculated as of October 31 of any such year in which an expense cap applies and means: (i) the consolidated expenses of the Company (which expenses include any amounts payable to TTG Advisers under the Base Management Fee, but exclude the amount of any interest, taxes, incentive compensation, amount of any payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers, and extraordinary expenses (including, but not limited to, any legal claims and liabilities and litigation costs and any indemnification related thereto, and the costs of any spin-off or other similar type transaction contemplated by the Advisory Agreement)), as a percentage of (ii) the total assets of the Company excluding cash, the value of any investment in a Third-Party Vehicle covered by a Separate Agreement (as defined in the Advisory Agreement), the value of any investment by the Company not made in portfolio companies (“Non-Eligible Assets”) and any other assets on which the Base Management Fee (as defined in the Advisory Agreement) is not accrued but including assets purchased with borrowed funds that are not Non-Eligible Assets during the fiscal year as set forth in the Company’s financial statements contained in the Fund’s annual report on Form 10-K.

In addition, for the 2010 through 2020 fiscal years, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement. TTG Advisers has also voluntarily agreed that any assets of the Company that were invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement.

Indemnification

The Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, TTG Advisers, its members and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (collectively, the “Indemnified Parties”) are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of TTG Advisers’ services under the Advisory Agreement or otherwise as an investment adviser of the Company. In addition, TTG Advisers has agreed to indemnify the Company for losses or damages arising out of the willful misfeasance, bad faith or gross negligence in the performance of an Indemnified Party’s duties or by reason of the reckless disregard of its duties and obligations under the Advisory Agreement.

The Opportunities to Manage Other Entities

We may also seek to achieve our investment objective by establishing a subsidiary or subsidiaries that would serve as general partner to a private equity or other investment fund(s). Furthermore, the Board of Directors authorized the establishment of the MVC Private Equity Fund, L.P. (“PE Fund”), for which an indirect wholly-owned subsidiary, MVC GP II, LLC (“MVC GP II”), of the Company serves as the GP. On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund. The PE Fund closed on approximately $104 million of capital commitments. As of October 31, 2019, $14.6 million of the Company’s commitment has been contributed. The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company’s ability to make Non-Diversified Investments through the PE Fund. For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies and up to 30% of the carried interest generated by the PE Fund. Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund. In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to receive the balance of the fees and any carried interest generated by the PE Fund and its portfolio companies. Given this separate arrangement with the GP and the PE Fund, under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund. During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners operations. Previously, MVC Partners was presented as a portfolio company on the Schedule of Investments. The consolidation of MVC Partners has not had any material effect on the financial position or net results of operations of the Company. Also, during fiscal year ended October 31, 2014, MVC Turf was consolidated with the Company as MVC Turf was an MVC wholly-owned holding company. The consolidation of MVC Turf did not have a material effect on the financial position or net results of operations of the Company. On March 7, 2017, the Company exchanged its shares of MVC Turf for approximately $3.8 million of additional subordinated debt in Turf Products. MVC Turf is no longer consolidated with the Company. Please see Note 2 of our consolidated financial statements “Consolidation” for more information.

As a result of the closing of the PE Fund, consistent with the Board-approved policy concerning the allocation of investment opportunities, the PE Fund received a priority allocation of all private equity investments that would otherwise be Non-Diversified Investments for the Company during the PE Fund’s investment period that ended on October 28, 2014. Additional capital may be called for follow-on investments in existing portfolio companies of the PE Fund or to pay operating expenses of the PE Fund. As portfolio manager of the PE Fund, TTG Advisers was paid $899,643, $2,908,344 and $1,562,346 in fees and carry in respect of its service to the PE Fund in 2017, 2018 and 2019, respectively.

Further, Mr. Tokarz is a co-founder of PPC, a registered investment adviser that provides advisory services to Series A of the PPC Fund.  As a result of this relationship and pursuant to a shared services arrangement with PPC, certain of PPC’s principals and other PPC investment professionals may make themselves available, from time to time, to consult with TTG Advisers on investment matters relating to MVC or the PE Fund.  In this connection, certain employees of PPC are “associated persons” of TTG Advisers when providing certain services on behalf of TTG Advisers and, in this capacity, are subject to its oversight and supervision.  Likewise, TTG Advisers makes available to PPC certain investment professionals that are employed by TTG Advisers to provide services for PPC and the PPC Fund. The foregoing raises a potential conflict of interest with respect to allocation of investment opportunities to us, on the one hand and to the PPC Fund on the other hand.  The Board and TTG Advisers have adopted an allocation policy (described above) to help mitigate potential conflicts of interest among us and Other Vehicles.  For more information, see “About MVC Capital- Allocation of Investment Opportunities” above.

Our officers, including Mr. Tokarz, and members of the TTG Advisers investment team, also serve TTGA C-I MMF GP LLC, which is general partner of the Private Fund, who, as of the date hereof, has invested all of its committed capital. All of the Private Fund’s investments were co-investments with Company pursuant to the Order.

On August 28, 2017, the Company received the Order that allows it to co-invest, subject to certain conditions, with certain affiliated private funds in first lien, second lien, mezzanine, structured debt and structured equity investments in small and middle market businesses and to undertake certain “follow-on” investments in companies in which the Fund has already co-invested pursuant to the Order. The Adviser has formed the Private Fund and TTGA C-1 LP funds, which were co-applicants for the granted exemptive relief.  For the fiscal year ended October 31, 2018 and October 31, 2019, there were 6 and 1 investments, respectively, made pursuant to the Order.  As a matter of policy, our Board has required that any related-party transaction (as defined in Item 404 of Regulation S-K) must be subject to the advance consideration and approval of the Independent Directors, in accordance with applicable procedures set forth in Section 57(f) of the 1940 Act.

Additionally, in pursuit of our objective, we may acquire a portfolio of existing private equity or debt investments held by financial institutions or other investment funds should such opportunities arise.

Furthermore, pending investments in portfolio companies pursuant to the Company’s principal investment strategy, the Company may invest in certain securities on a short-term or temporary basis. In addition to cash-equivalents and other money market-type investments, such short-term investments may include exchange-traded funds and private investment funds offering periodic liquidity.

Principal Executive Officers

The following individuals are the principal executive officers of TTG Advisers. The principal business address of each such person is c/o The Tokarz Group Advisers LLC, at 287 Bowman Avenue, 2nd Floor, Purchase, NY 10577. The principal occupations of the following individuals are set forth under “Management” above.

Name	Position
Michael Tokarz	Manager
Warren Holtsberg	Co-Head of Portfolio Management
Scott Schuenke	Chief Financial Officer
Kevin Byrne	Chief Compliance Officer
Jaclyn Shapiro-Rothchild	Vice President and Secretary

Duration and Termination of Agreement

The Advisory Agreement was last renewed by the Independent Directors on October 31, 2019. The continuance of the Advisory Agreement must be specifically approved at least annually by: (i) the vote of the Board, or by the vote of stockholders holding a majority of the outstanding voting securities of the Company; and (ii) the vote of a majority of the Company’s directors who are not parties to the Advisory Agreement and are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of either the Company or TTG Advisers, in accordance with the requirements of the 1940 Act. The Advisory Agreement may be terminated at any time, without the payment of any penalty, upon 60 days’ written notice, by: (i) TTG Advisers in the event (a) a majority of the current Independent Directors cease to serve as Directors of the Company or (b) the Company undergoes a change in “control” (as such term is defined by Section 2(a)(9) of the 1940 Act) not caused by TTG Advisers; (ii) TTG Advisers, following the initial two year term of the Advisory Agreement; (iii) by the vote of the stockholders holding a “majority of the outstanding voting securities” of the Company (as such term is defined by Section 2(a)(42) of the 1940 Act); or (iv) by the action of the Company’s Directors. Furthermore, the Advisory Agreement shall automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15 (a)(4) of the 1940 Act).

Mr. Tokarz’s Commitment to the Company

TTG Advisers has entered into an agreement with Mr. Tokarz pursuant to which Mr. Tokarz agreed to serve as the portfolio manager primarily responsible for the day-to-day management of the Company’s portfolio. In addition, the Company and TTG Advisers have acknowledged that Mr. Tokarz is the current Portfolio Manager of the Company and TTG Advisers has covenanted that throughout the term of the Advisory Agreement it will not undertake any action that would cause Mr. Tokarz to cease to serve as the Company’s primary Portfolio Manager, including, without limitation, transferring any controlling interest in TTG Advisers to another entity or person.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of March 30, 2020, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of March 30, 2020, information with respect to the beneficial ownership of our common stock by the shareholders who own more than 5% of our outstanding shares of common stock, and our current Directors and executive officers as a group. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon publicly available filings with the SEC.

Shareholder Name and Address	Amount of Shares Owned		Percentage of Company Held
Wynnefield Partners Small Cap Value, L.P. I 450 7th Avenue, Suite 509 New York, NY 10123	1,514,379	(1)	8.54%

Leon G. Cooperman St. Andrew’s Country Club 7118 Melrose Castle Lane Boca Raton, FL 33496	1,754,001	(2)	9.90%

West Family Investments Inc. 1603 Orrington Avenue Suite 810 Evanston, IL 60201	1,221,628	(3)	6.89%

Interested Directors
Warren Holtsberg	8,000		*
Michael Tokarz	1,000,099.56		5.64%

Independent Directors
Emilio Dominianni	59,670.06		*
Phillip Goldstein	13,666	**	*
Gerald Hellerman	68,000		*
Douglas Kass	0.0		0.0
Robert Knapp	368,746.37		2.08%
Scott D. Krase	0.0		0.0
William Taylor	51,100.67		*

Executive Officers
Scott Schuenke	3,683.91		*
Jaclyn Shapiro-Rothchild	3,947.91		*
Kevin Byrne	0		*
All directors and executive officers as a group (12 in total)**	1,576,913.62		8.90%

(1)                                      Based on information contained in the Schedule 13D filed with the SEC on January 22, 2020.

(2)                                      Based on information contained in the Schedule 13D/A filed with the Commission on February 18, 2020.

(3)                                      Based on information contained in the Form 13F filed with the Commission on February 14, 2020.

*                                              Less than 1%.

**                                       Unless indicated by footnote above, none of the Directors or Executive Officers’ Shares are pledged as security.

FEDERAL INCOME TAX MATTERS

This summary of certain aspects of the federal income tax treatment of the Company and its shareholders is based upon the Code, judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in shares of our common stock.

You should consult your own tax adviser with respect to the tax considerations applicable to the holding of shares of our common stock. This discussion does not address all aspects of federal income taxation relevant to holders of our common stock in light of their personal circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers. This discussion does not address any aspects of foreign, state or local tax laws. The Company is actively managed and its investment strategies may be employed without regard to the tax consequences of the Company’s transactions to the Company’s shareholders.

We intend to continue to qualify for treatment as a RIC under Subchapter M of the Code and for the favorable tax treatment accorded RICs. In order to permit us to deduct from our taxable income dividends we distribute to our shareholders, in addition to meeting other requirements, we must distribute for each taxable year at least 90% of (i) our investment company taxable income (consisting generally of net investment income from interest and dividends and net realized short term capital gains) and (ii) our net tax-exempt interest income, if any. We must also meet several additional requirements, including:

•                  At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, gains from sales or other dispositions of stock, securities or foreign currencies, other income derived with respect to our business of investing in such stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (generally, a publicly traded partnership other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC),

•                  As diversification requirements, as of the close of each quarter of our taxable year:

•                  at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other RICs and other securities to the extent that (1) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (2) such other securities of any one issuer do not represent more than 5% of our total assets, and

•                  no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other RICs), of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses, or of one or more qualified publicly traded partnerships.

If we were unable to qualify for treatment as a RIC, we would be subject to tax on our ordinary income and realized capital gains (including gains realized on the distribution of appreciated property) at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions would be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction and individual distributees would qualify for the reduced tax rates applicable to “qualified dividends” under the Code. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a gain realized from the sale or exchange of property. If the Company fails to meet the requirements of Subchapter M for more than two consecutive taxable years and then seeks to requalify under Subchapter M, it may be required to recognize gain to the extent of any unrealized appreciation on its assets. In that case, any gain recognized by the Company likely would be distributed to shareholders as a taxable distribution.

Based on the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”), there is a remedy for a failure of the Subchapter M asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. The Modernization Act also sets forth a de minimis exception to a potential failure of the Subchapter M asset diversification test that would require corrective action but no tax. In addition, the Modernization Act allows for the remedy of a failure of the source-of-income requirement, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

Certain portfolio companies have appreciated to levels where the Company appears to exceed the thresholds in Section 851(b)(3) of the Code. However, in accordance with Section 851, because the thresholds were exceeded due to market appreciation of the assets, and not due either wholly or in part to an acquisition, the Company relies on the market value exception described in Section 851(d)(1) of the Code to maintain its Subchapter M status. As disclosed in the “Risk Factors” section of the prospectus, compliance with the RIC asset diversification requirements may restrict the Company from making certain investments.

If we qualify as a RIC and distribute to shareholders each year in a timely manner the sum of (i) at least 90% of our “investment company taxable income” as defined in the Code and (ii) at least 90% of our net tax-exempt interest income, if any, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to shareholders. In addition, if we distribute in a timely manner the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any untaxed income or gains not distributed in prior years, we will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs. We will be subject to regular corporate income tax (currently at rates up to 21%) on any undistributed net investment income and any undistributed net capital gain. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our shareholders in the same proportion that dividends (other than capital gain dividends) paid to each shareholder bear to our taxable income determined without regard to the dividends paid deduction.

The Company’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. On October 31, 2019, the Company had a net capital loss carryforward of approximately $9.3 million. To the extent future capital gains are offset by capital loss carryforwards, such gains need not be distributed.

If we acquire debt obligations that were originally issued at a discount, or that bear interest at rates that are not fixed (or are not certain “qualified variable rates”) or that is not payable, or payable at regular intervals over the life of the obligation, we will be required to include in taxable income each year a portion of the “original issue discount” that accrues over the life of the obligation, regardless of whether the income is received by us, and may be required to make distributions in order to continue to qualify for favorable RIC tax treatment or to avoid the 4% federal excise tax on certain undistributed income. In this event, we may be required to sell temporary investments or other assets to meet the distribution requirements.

The Company has invested a portion of its assets in a wholly-owned foreign subsidiary (the “Subsidiary”), which is classified as a corporation for U.S. federal tax purposes. Foreign corporations will generally not be subject to U.S. federal income tax unless they are deemed to be engaged in a United States trade or business. Even if not engaged in a United States trade or business, foreign corporations will generally be subject to a withholding tax at a rate of 30% on United States source income that is not effectively connected with a United States trade or business.

If the Subsidiary is treated as a controlled foreign corporation, and the Company is treated as a “U.S. Shareholder” of the Subsidiary, the Company will be required to include in its gross income all of the Subsidiary’s “subpart F income.” “Subpart F income” is generally treated as ordinary income. If a net loss is realized by such Subsidiary, such loss generally is not available to offset the income of the Company. The recognition by the Company of the Subsidiary’s “subpart F income” will increase the Company’s tax basis in the Subsidiary. Distributions by such Subsidiary to the Company will not be taxable to the extent of its previously undistributed “subpart F income,” and will reduce the Company’s tax basis in the Subsidiary.

For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to shareholders attributable to our ordinary income (including dividends, interest and original issue discount) and net realized short term capital gains generally will be taxable as ordinary income to shareholders to the extent of our current or accumulated earnings and profits, except to the extent the we receive “qualified dividends” and designate such amounts for individual shareholders as “qualified dividends”. The lower tax rate for “qualified dividends” will apply only if the individual shareholder holds shares in the Company, and the Company holds shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Company, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Additionally, an individual shareholder would not benefit to the extent it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Corporate shareholders are generally eligible for the 70% dividends-received deduction with respect to ordinary income (but not capital gain) dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Company, and the Company holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Company, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Additionally, a corporate shareholder would not benefit to the extent it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Company, or the Company’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.

Distributions in excess of our earnings and profits will first be treated as a return of capital which reduces the shareholder’s adjusted basis in shares of our common stock and then as gain from the sale of shares of our common stock. Distributions of our net realized long-term capital gains (designated by us as capital gain dividends) will be taxable to shareholders as long-term capital gains regardless of the shareholder’s holding period in our common stock.

Any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the shareholders on December 31 of the year in which it was declared. In addition, we may elect to relate a dividend back to the prior taxable year if we (i) declare such dividend prior to the due date (including extensions) for filing our return for that taxable year, (ii) make the election in that return, and (iii) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a shareholder will be treated as receiving a dividend in the taxable year in which the distribution is made (subject to the October, November, December rule described above).

To the extent that we retain any capital gains, we may designate them as “deemed distributions” and pay a tax thereon. In that event, the shareholders must report their share of retained realized long-term capital gains on their tax returns as if the share had been received, and may report a credit on such returns for the tax paid thereon by us. The amount of the deemed distribution net of such tax is then added to the shareholder’s cost basis in our common stock. Since we expect to pay tax on capital gains at regular corporate tax rates and the maximum rate payable by individuals on such gains can currently be as low as 15%, the amount of credit that individual shareholders may report is expected to exceed the amount of tax that they would be required to pay on the deemed distributions. Shareholders who are not subject to federal income tax or are unable to utilize fully the tax credit attributable to the deemed distribution should be able to file a return on the appropriate form and claim a refund for the excess credit.

The maximum rate for ordinary income for individuals is 37%, and the maximum individual long-term capital gains tax rate is 20%, which also applies to “qualified dividends.” Individuals, estates and trusts are subject to a tax of 3.8% on “net investment income” (or undistributed “net investment income”, in the case of estates and trusts) for each taxable year, with such tax applying to the lesser of such income or the excess of such person’s adjusted gross income (with certain adjustments) over a specified amount ($250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins.) Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Company will be included in a shareholder’s “net investment income” subject to this tax.

Section 1202 of the Code permits the exclusion, for federal income tax purposes, of 50%, 75% or 100% (depending on the date of acquisition) of any gain (subject to certain limitations) realized upon the sale or exchange of “qualified small business stock” held for more than five years. Generally, qualified small business stock is stock of a small business corporation acquired directly from the issuing corporation, which must (i) at the time of issuance and immediately thereafter have assets of not more than $50 million and (ii) throughout substantially all of the holder’s holding period for the stock be actively engaged in the conduct of a trade or business not excluded by law. If we acquire qualified small business stock, hold such stock for five years and dispose of such stock at a profit, a noncorporate shareholder who held shares of our common stock at the time we purchased the qualified small business stock and at all times thereafter until we disposed of the stock would be entitled to exclude from such shareholder’s taxable income the applicable percentage of such shareholder’s share of such gain. The portion of gain not excluded would be taxed at a 28% rate. Unless 100% of the gain is excludable, 7% of any amount so excluded would be treated as a preference item for alternative minimum tax purposes. Comparable rules apply under the qualified small business stock “rollover” provisions of section 1045 of the Code, under which gain otherwise reportable by individuals with respect to sales by us of qualified small business stock held for more than six months can be deferred if we reinvest the sales proceeds within 60 days in other qualified small business stock.

A shareholder may recognize taxable gain or loss if the shareholder sells or exchanges such shareholder’s shares of common stock. Any gain arising from the sale or exchange of common stock generally will be treated as capital gain or loss if the common stock is held as a capital asset, and will be treated as long-term capital gain or loss if the shareholder has held the shares of common stock for more than one year. However, any capital loss arising from a sale or exchange of shares of common stock held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain distributions received (or deemed to be received) with respect to such shares of common stock.

Pursuant to Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction”. A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. A significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Shareholders should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Company.

We may be required to withhold U.S. federal income tax at the rate of 24% on all taxable distributions payable to non-corporate shareholders who fail to provide us with their correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, or if the IRS notifies us that the shareholder is subject to backup withholding. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

There is generally no withholding tax to a shareholder who is not a U.S. person within the meaning of the Code (a “Non-U.S. Shareholder”) on the portion of the Company’s distributions that consist of long-term capital gains realized by the Company, and the remaining distributions to Non-U.S. Shareholders are generally subject to a 30% withholding tax, unless reduced or eliminated by treaty. Properly reported dividends paid to Non-U.S. Shareholders will generally be exempt from U.S. federal withholding tax provided such dividends: (i) are derived from the Company’s “qualified net interest income” (generally, the Company’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Company is a 10% or greater shareholder, reduced by expenses that are allocable to such income); or (ii) are derived from the Company’s “qualified short-term capital gains” (generally, the excess of the Company’s net short-term capital gain over the Company’s net long-term capital loss for such taxable year). Other rules may apply to Non-U.S. Shareholders whose income from the Company is effectively connected with the conduct of a U.S. trade or business by such Non-U.S. Shareholder. If the income from the Company is “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Shareholder, then distributions of investment company taxable income, any capital gains distributions, any amounts retained by the Company that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. A corporate Non-U.S. Shareholder may also be subject to the branch profits tax imposed by the Code.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

In the case of a Non-U.S. Shareholder, the Company may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Non-U.S. Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption.

Withholding at a rate of 30% is generally imposed on payments to certain foreign entities (including financial intermediaries) of dividends on U.S. common stock, unless various information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Under proposed Regulations, the application of such withholding tax to the gross proceeds of the disposition of such stock, scheduled to take effect January 1, 2019, has been repealed. The preamable to the proposed Regulations provides that taxpayers may rely on this repeal until the issuance of final Regulations. Shareholders should consult their tax advisors regarding the possible implications of these rules on their investment in the Company.

A tax-exempt U.S. person investing in the Company will not realize unrelated business taxable income with respect to an unleveraged investment in shares. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. tax consequences of an investment in the Company.

From time to time, the Company may be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the affected expenses, including the management fee and incentive fee payable to the Adviser, will be treated as an additional dividend to the shareholder and will be deductible (except in the years 2018 to 2025) by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market nor (iii) held by at least 500 persons at all times during the taxable year.

Unless an exception applies, we will mail to each shareholder, as promptly as possible after the end of each fiscal year, a notice detailing, on a per distribution basis, the amounts includible in such shareholder’s taxable income for such year as net investment income, as net realized capital gains (if applicable) and as “deemed” distributions of capital gains, including taxes paid by us with respect thereto. In addition, absent an exemption, the federal tax status of each year’s distributions will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in our common stock.

Under our Plan, all cash distributions to shareholders will be automatically reinvested in additional whole and fractional shares of our common stock unless you elect to receive cash. For federal income tax purposes, however, you will be deemed to have constructively received cash and such amounts should be included in your income to the extent such constructive distribution otherwise represents a taxable distribution for the year in which such distribution is credited to your account. The amount of the distribution is the value of the shares of common stock acquired through the dividend reinvestment plan.

CERTAIN GOVERNMENT REGULATIONS

We operate in a highly regulated environment. The following discussion generally summarizes certain government regulations.

Business Development Company. A business development company is defined and subject to the regulations of the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses.

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. In accordance with the 1940 Act, valuation for these purposes are based on the Company’s most recently filed quarterly or annual report, as applicable. The principal categories of qualifying assets relevant to our business are:

(1)                                 Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):

(a) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(i)  is organized under the laws of, and has its principal place of business in, the United States;

(ii)  is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(iii)  satisfies one of the following:

•                  does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•                  is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•                  is a small and solvent company having total assets of not more than $4.0 million and capital and surplus of not less than $2.0 million.

(b) is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:

(i)  at the time of the purchase, we own at least 50% of the (x) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (y) the greatest amount of debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company; and

(ii)  we are one of the 20 largest holders of record of such issuer’s outstanding voting securities; or

(c) is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company’s outstanding voting and non-voting common equity is less than $250.0 million.

(2)                                 Securities of any eligible portfolio company that we control.

(3)                                 Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)                                 Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)                                 Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)                                 Cash, cash equivalents, U.S. Government securities or high-quality debt maturing in one year or less from the time of investment.

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or making loans to a portfolio company. We offer to provide managerial assistance to each of our portfolio companies.

As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage ratio of at least 200% immediately after each such issuance. Under the recently passed Small Business Credit Availability Act, subject to satisfying certain disclosure requirements and obtaining board or shareholder approval, the asset coverage requirement under the 1940 Act has been lowered to 150%. As of the date hereof, we remain subject to the 200% asset coverage requirement.  See “Risk Factors.” We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Independent Directors and, in some cases, prior approval by the SEC. On July 11, 2000, the SEC granted us an exemptive order permitting us to make co-investments with certain of our affiliates in portfolio companies, subject to certain conditions. Under the exemptive order, the Company is permitted to co-invest in certain portfolio companies with its affiliates, subject to specified conditions. Under the terms of the exemptive order, portfolio companies purchased by the Company and its affiliates are required to be approved by the Independent Directors and are required to satisfy certain other conditions established by the SEC.

As with other companies subject to the regulations of the 1940 Act, a business development company must adhere to certain other substantive ongoing regulatory requirements. A majority of our directors must be persons who are not “interested persons,” as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and TTG Advisers maintain a code of ethics that establishes procedures for personal investment and restricts certain transactions by our personnel. The code of ethics generally does not permit investment by our employees in securities that may be purchased or held by us. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. The code of ethics is also posted on our website at http://www.mvccapital.com.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of our shares. A majority of the outstanding voting securities of a company is defined by the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy, or (ii) more than 50% of the outstanding shares of such company.

We are subject to periodic examinations by the SEC for compliance with the 1940 Act.

DIVIDEND REINVESTMENT PLAN

All of our shareholders who hold shares of common stock in their own name will automatically be enrolled in our dividend reinvestment plan (the “Plan”). All such shareholders will have any cash dividends and distributions automatically reinvested by Computershare Ltd. (the “Plan Agent”) in additional shares of our common stock. Of course, any shareholder may elect to receive his or her dividends and distributions in cash. Currently, the Company has a policy of seeking to pay quarterly dividends to shareholders. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual shareholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by any nominee as being registered for shareholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent, broker or other entity that holds the shares. You can contact Computershare Ltd. by calling toll free 1-781-575-2000 or by mail using the following principal business office: 250 Royall Street, Canton, Massachusetts 02021.

The Plan Agent serves as agent for the shareholders in administering the Plan. When we declare a dividend or distribution payable in cash or in additional shares of our common stock, those shareholders participating in the Plan will receive their dividend or distribution in additional shares of our common stock. Such shares will be either newly issued by us or purchased in the open market by the Plan Agent. If the market value of a share of our common stock on the payment date for such dividend or distribution equals or exceeds the NAV per share on that date, we will issue new shares at the NAV. If the NAV exceeds the market price of our common stock, the Plan Agent will purchase in the open market such number of shares of our common stock as is necessary to complete the distribution.

The Plan Agent will maintain all shareholder accounts in the Plan and furnish written confirmation of all transactions. Shares of our common stock in the Plan will be held in the name of the Plan Agent or its nominee and such shareholder will be considered the beneficial owner of such shares for all purposes.

There is no charge to shareholders for participating in the Plan or for the reinvestment of dividends and distributions. We will not incur brokerage fees with respect to newly issued shares issued in connection with the Plan. Shareholders will, however, be charged a pro rata share of any brokerage fee charged for open market purchases in connection with the Plan.

We may terminate the Plan upon providing written notice to each shareholder participating in the Plan at least 60 days prior to the effective date of such termination. We may also materially amend the Plan at any time upon providing written notice to shareholders participating in the Plan at least 30 days prior to such amendment (except when necessary or appropriate to comply with applicable law or rules and policies of the SEC or other regulatory authority). You may withdraw from the Plan upon providing notice to the Plan Agent. You may obtain additional information about the Plan from the Plan Agent.

DESCRIPTION OF SECURITIES

The following summary of our capital stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, our Certificate of Incorporation.

Our authorized capital stock is 150,000,000 shares, $0.01 par value.

Common Stock

At January 31, 2020, there were 17,725,118 shares of common stock outstanding and 10,579,330 shares of common stock in our treasury. To date, no other classes of stock have been issued.

	(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)

MVC Capital, Inc.	Common Stock	150,000,000	10,579,330	17,725,118

All shares of common stock have equal rights as to earnings, assets, dividends and voting privileges and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by our Board out of funds legally available therefore. Our common stock has no preemptive, conversion or redemption rights and is freely transferable. In the event of liquidation, each share of common stock is entitled to share ratably in all of our assets that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.

Preferred Stock

In order to issue preferred stock, it will be necessary for our Board and shareholders to approve an amendment to our certificate of incorporation providing for such issuance. The Board may then authorize the issuance of preferred stock with such preferences, powers, rights and privileges as the Board deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets; and (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more. We believe the availability of such stock will provide us with increased flexibility in structuring future financings and acquisitions. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.

Warrants

We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years; (ii) the exercise or conversion price is not less than the current market value at the date of issuance; (iii) our shareholders authorize the proposal to issue such warrants, and our Board approves such issuance on the basis that the issuance is in the best interests of MVC Capital and its shareholders; and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also generally provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

Debt Securities

We may issue debt securities that may be senior or subordinated in priority of payment. We will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.

Limitation on Liability of Directors

We have adopted provisions in our certificate of incorporation limiting the liability of our directors for monetary damages. The effect of these provisions in the certificate of incorporation is to eliminate the rights of MVC Capital and its shareholders (through shareholders’ derivative suits on our behalf) to recover monetary damages against a director for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent behavior) except in certain limited situations. These provisions do not limit or eliminate the rights of MVC Capital or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.

Delaware Law and Certain Charter And Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our certificate of incorporation and fifth amended and restated bylaws provide that:

•                  directors may be removed only for cause by the affirmative vote of the holders of at least seventy-five percent of the shares then entitled to vote; and

•                  any vacancy on the Board, however the vacancy occurs, including a vacancy due to an enlargement of the Board, may only be filled by vote of the directors then in office.

The limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our certificate of incorporation and fifth amended and restated bylaws also provide that:

•                  any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting; and

•                  special meetings of the stockholders may only be called by a majority of our Board, Chairman, Vice Chairman, Chief Executive Officer, President, Secretary and any Vice President.

Our sixth amended and restated bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our Board to amend or repeal our bylaws. Our bylaws generally can be amended with the approval of at least sixty-six and two-thirds percent (66 2/3%) of the total number of authorized directors subject to certain exceptions, which provisions will require the vote of seventy-five percent (75%) of the total number of authorized directors to be amended. The affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the voting power of all of the then outstanding shares of stock entitled to vote is required to amend or repeal any of the provisions of our fifth amended and restated bylaws. Generally our certificate of incorporation may be amended by holders of a majority of the shares of our stock issued and outstanding and entitled to vote. However, the vote of at least sixty-six and two-thirds percent (66 2/3%) of the shares of our stock entitled to vote is required to amend or repeal any provision pertaining to the Board, limitation of liability, indemnification or stockholder action.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (i) through underwriters or dealers; (ii) directly to a limited number of purchasers or to a single purchaser; or (iii) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•                  the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•                  the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•                  any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter identified in the applicable prospectus supplement. We may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

LEGAL COUNSEL

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, acts as legal counsel to the Company.

SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

US Bank National Association is the primary custodian (the “Primary Custodian”) of the Company’s portfolio securities. The principal business office of the Primary Custodian is 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212.

Branch Banking and Trust Company (“BB&T”) also serves as the custodian for certain securities and other assets of the Company. The principal business office of BB&T is 200 West 2 Street, Winston Salem, North Carolina 27101.

Peoples United Bank also serves as the custodian for certain assets of the Company. The principal business office of Peoples United Bank is 111 Wood Avenue South, Suite 101, Iselin, NJ 08830.

Bank Leumi USA (“Bank Leumi”) also serves as the custodian for certain assets of the Company. The principal business office of Bank Leumi is 579 Fifth Avenue, New York, NY 10017.

The Company employs Computershare Ltd. (the “Plan Agent”) as its transfer agent to record transfers of the shares, maintain proxy records, process distributions and to act as agent for each participant in the Company’s dividend reinvestment plan. The principal business office of the Plan Agent is 250 Royall Street, Canton, Massachusetts 02021 and the phone number for the plan agent is (781) 575-2000.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements and schedules included in this prospectus and elsewhere in the registration statement to the extent and for the periods indicated in their reports have been audited by the Company’s current independent registered public accounting firm.

MVC CAPITAL, INC.

CONSOLIDATED FINANCIAL STATEMENTS

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS

UNAUDITED FINANCIAL STATEMENTS

Page
Consolidated Balance Sheets
January 31, 2020 (Unaudited) and October 31, 2019	F-62

Consolidated Statement of Operations
For the Quarter Ended January 31, 2020 (Unaudited)	F-63
For the Quarter Ended January 31, 2019 (Unaudited)	F-63

Consolidated Statement of Operations
For the Quarter Ended January 31, 2020 (Unaudited)	F-63
For the Quarter Ended January 31, 2019 (Unaudited)	F-63

Consolidated Statement of Cash Flows
For the Quarter Ended January 31, 2020 (Unaudited)	F-64
For the Quarter Ended January 31, 2019 (Unaudited)	F-64

Consolidated Statement of Changes in Net Assets
For the Quarter Ended January 31, 2020 (Unaudited)	F-65
For the Quarter Ended January 31, 2019 (Unaudited)	F-65
For the Year ended October 31, 2019	F-65

Consolidated Selected Per Share Data and Ratios
For the Quarter Ended January 31, 2020 (Unaudited)	F-66
For the Quarter Ended January 31, 2019 (Unaudited)	F-66
For the Year ended October 31, 2019	F-66

Consolidated Schedule of Investments
January 31, 2020 (Unaudited)	F-67
October 31, 2019	F-70

Notes to Consolidated Financial Statements	F-72

CONSOLIDATED FINANCIAL STATEMENTS

MVC Capital, Inc.

Consolidated Balance Sheets

	October 31,	October 31,
	2019	2018
ASSETS

Assets
Cash	$1,321,648	$9,803,800
Restricted cash (cost $0 and $5,300,629)	—	5,300,629
Restricted cash equivalents (cost $5,009,091 and $0)	5,009,091	—
Cash equivalents (cost $5,368,190 and $783,271)	5,368,190	783,271
Investments at fair value
Non-control/Non-affiliated investments (cost $246,228,806 and $203,068,014)	229,322,498	188,919,833
Affiliate investments (cost $81,465,911 and $116,062,640)	61,851,896	70,489,501
Control investments (cost $87,972,462 and $90,501,322)	49,070,701	65,097,978
Total investments at fair value (cost $415,667,180 and $409,631,976)	340,245,095	324,507,312
Escrow receivables, net of reserves	1,135,000	969,000
Dividends and interest receivables, net of reserves	4,273,018	2,913,910
Deferred financing fees	614,586	87,850
Fee and other receivables, net of reserves	4,013,714	2,382,463
Prepaid expenses	182,298	330,071

Total assets	$362,162,640	$347,078,306

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Senior notes II	$112,703,490	$111,958,650
Revolving credit facility IV	15,100,000	—
Incentive compensation payable	1,527,849	2,502,961
Provision for incentive compensation (Note 5)	—	—
Professional fees payable	241,518	166,522
Management fee payable	1,038,431	934,813
Accrued expenses and liabilities	770,205	220,447
Interest payable	670,163	656,847
Management fee payable - Asset Management	395,435	107,079
Consulting fees payable	360,452	154,443
Portfolio fees payable - Asset Management	668,849	664,462
Guarantees/Letters of Credit	726,649	2,866,516
Payable for shares repurchased	—	62,898
Transaction fees payable	—	57,166
Taxes payable	915	2,056

Total liabilities	134,203,956	120,354,860

Commitments and Contingencies (Note 10)

Shareholders’ equity
Common stock, $0.01 par value; 150,000,000 shares authorized; 28,304,448 shares issued and 17,725,118 and 18,192,804 shares outstanding as of October 31, 2019 and October 31, 2018, respectively	283,044	283,044
Additional paid-in-capital	406,258,172	408,583,787
Accumulated earnings	154,300,888	135,596,655
Dividends paid to stockholders	(179,627,587)	(168,616,544)
Accumulated net realized gain	26,873,788	38,778,647
Net unrealized depreciation	(73,616,752)	(85,459,198)
Treasury stock, at cost, 10,579,330 and 10,111,644 shares held, respectively	(106,512,869)	(102,442,945)

Total shareholders’ equity	227,958,684	226,723,446

Total liabilities and shareholders’ equity	$362,162,640	$347,078,306

Net asset value per share	$12.86	$12.46

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Schedule of Investments

October 31, 2019

Company	Industry	Investment	Principal	Cost	Fair Value/Market Value

Non-control/Non-affiliated investments- 100.60% (a, c, f, g)
Apex Industrial Technologies, LLC	Supply Chain Equipment Manufacturer	First Lien Loan 12.0000% Cash, 12/31/2019 (k, n)	$15,000,000	$14,899,274	$15,000,000
Array Information Technology, Inc.	Information Technology Products and Services	Second Lien Loan 12.0000% Cash, 4.0000% PIK, 10/03/2023 (b, k, n, p)	6,259,648	6,175,991	6,322,216
		Warrants (d, n)	1	—	—
				6,175,991	6,322,216
Black Diamond Equipment Rentals, LLC	Equipment Rental	Second Lien Loan 12.5000% Cash, 06/27/2022 (k, n)	7,500,000	7,174,926	7,575,000
		Warrants (d, n)	1	400,847	960,000
				7,575,773	8,535,000
Custom Alloy Corporation	Manufacturer of Pipe Fittings and Forgings	Second Lien Loan 12.0000% Cash, 3.0000% PIK, 04/30/2022 (b, k, n)	32,471,814	32,471,814	32,061,135
		Second Lien Loan 12.0000% Cash, 3.0000% PIK, 04/30/2022 (b, k, n)	6,128,186	6,128,186	6,050,681
		Revolver 12.0000% Cash, 3.0000% PIK, 04/30/2020 (b, k, n)	2,050,000	2,050,000	2,050,000
				40,650,000	40,161,816
Dukane IAS,LLC	Welding Equipment Manufacturer	Second Lien Note 10.5000% Cash, 2.5000% PIK, 11/17/2020 (b, k, n)	4,489,182	4,458,353	4,534,074
Essner Manufacturing, LP	Defense/Aerospace Parts Manufacturing	First Lien Loan 11.5000% Cash, 12/20/2022 (k, n, o)	3,588,606	3,543,739	3,588,606
FOLIOfn, Inc.	Technology Investment - Financial Services	Preferred Stock (5,802,259 shares) (d, i, n)		15,000,000	6,352,000
Global Prairie PBC, Inc.	Marketing	Second Lien Loan 10.0000% Cash, 4.0000% PIK, 04/16/2025 (b, k, n)	3,000,000	2,940,448	3,000,000
GTM Intermediate Holdings, Inc.	Medical Equipment/Manufacturer	Second Lien Loan 11.0000% Cash, 1.0000% PIK, 12/7/2024 (b ,k, n)	5,064,069	4,973,443	5,064,069
		Common Stock (2 shares) (d, n, t)		766,122	766,122
				5,739,565	5,830,191
Highpoint Global LLC	Government Services	Second Lien Note 12.0000% Cash, 2.0000% PIK, 09/30/2022 (b, k, n)	5,201,232	5,142,323	5,201,232
HTI Technologies and Industries, Inc.	Electronic Component Manufacturing	Second Lien Note 12.0000% Cash, 3.7500% PIK, 9/15/2024 (b, k, n)	11,419,845	11,400,660	11,419,845
Initials, Inc.	Consumer Products	Senior Subordinated Debt 8.0000% Cash, 7.0000% PIK, 06/23/2020 (b, h, k, n)	5,642,913	5,642,913	1,272,188
International Precision Components Corporation	Plastic Injection Molding	Second Lien Loan 12.0000% Cash, 3.5000% PIK, 10/3/2024 (b, k, n, u)	8,000,000	7,854,192	8,000,000
Jedson Engineering, Inc.	Engineering and Construction Management	First Lien Loan 12.0000% Cash, 3.0000% PIK, 06/21/2024 (b, k, n)	6,041,262	5,928,722	6,041,262
Legal Solutions Holdings, Inc.	Business Services	Senior Subordinated Debt 12.0000% Cash, 3.0000% PIK, 03/18/2020 (b, k, n)	12,182,950	12,182,950	12,182,950
Morey’s Seafood International, LLC	Food Services	Second Lien Loan 10.0000% Cash, 3.0000% PIK, 08/12/2022 (b, k, n, q)	16,485,324	16,485,324	16,485,324
Powers Equipment Acquisition Company, LLC	Equipment Manufacturer	First Lien Note 13.5000% Cash, 04/30/2024 (k, n, v)	6,500,000	6,383,100	6,500,000
SMA Holdings, Inc.	Consulting	First Lien Loan 11.0000% Cash, 06/26/2024 (k, n)	7,000,000	6,426,640	6,530,794
		Warrants (d, n)	2	504,555	504,555
				6,931,195	7,035,349
Trientis GmbH	Environmental Services	First Lien Note 5.0000% PIK, 10/26/2024 (b, e, h, m, n, r)	1,248,632	1,248,632	176,906
		Warrants (d, e, r, n)	1	67,715	—
				1,316,347	176,906
Tuf-Tug Inc.	Safety Equipment Manufacturer	Second Lien Loan 11.0000% Cash, 2.0000% PIK, 02/24/2024 (b, k, n)	4,985,284	4,947,047	5,035,136
		Common Stock (24.6 shares) (d, n, s)		750,000	778,210
				5,697,047	5,813,346
Turf Products, LLC	Distributor - Landscaping and Irrigation Equipment	Senior Subordinated Debt 10.0000% Cash, 08/07/2020 (k, n)	7,717,056	7,717,056	7,563,104
		Third Lien Loan 10.0000% Cash, 08/07/2020 (k, n)	1,050,000	1,050,000	1,032,473
				8,767,056	8,595,577
U.S. Gas & Electric, Inc.	Energy Services	Second Lien Loan, 9.5000% Cash, 07/05/2025 (l, n)	37,527,881	37,527,881	36,974,616
U.S. Spray Drying Holding Company	Specialty Chemicals	Class B Common Stock (784 shares) (d, n)		5,488,000	1,800,000
		Secured Loan 12.0000% Cash, 04/30/2021 (k, n)	1,500,000	1,500,000	1,500,000
		Senior Secured Loan 12.0000% Cash, 04/30/2021 (k, n)	1,500,000	1,500,000	1,500,000
				8,488,000	4,800,000
United States Technologies, Inc.	Electronics Manufacturing and Repair	Senior Lien Loan 10.5000% Cash, 07/17/2020 (k, n)	5,500,000	5,497,954	5,500,000

Sub Total Non-control/Non-affiliated investments				$246,228,807	$229,322,498

Affiliate investments - 27.13% (a, c, f, g)
Advantage Insurance, Inc.	Insurance	Preferred Stock (750,000 shares) (d, e, n)		7,500,000	7,513,627
Equus Total Return, Inc.	Registered Investment Company	Common Stock (3,228,024 shares) (d, k)		7,524,035	4,874,316
JSC Tekers Holdings	Real Estate Management	Common Stock (3,201 shares) (d, e, n)		4,500	—
		Preferred Stock (9,159,085 shares) (d, e, n)		11,810,188	4,910,000
				11,814,688	4,910,000
Security Holdings B.V.	Electrical Engineering	Common Equity Interest (d, e, n)		51,204,270	33,607,000
		Bridge Loan 5.0000% PIK, 12/31/2019 (b, e, k, n)	4,937,218	4,937,218	4,937,218
		Senior Subordinated Loan 3.1000% PIK, 05/31/2020 (b, e, k, n)	6,009,735	6,009,735	6,009,735
				62,151,223	44,553,953

Sub Total Affiliate investments				$88,989,946	$61,851,896

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Schedule of Investments - (Continued)

October 31, 2019

Company	Industry	Investment	Principal	Cost	Fair Value/Market Value
Control investments - 21.53% (c, f, g)
MVC Automotive Group GmbH	Automotive Dealerships	Common Equity Interest (a, d, e, n)		$52,185,015	$20,602,000
		Bridge Loan 6.0000% Cash, 12/31/2020 (a, e, k, n)	$7,149,166	7,149,166	7,149,166
				59,334,181	27,751,166
MVC Private Equity Fund LP	Private Equity	Limited Partnership Interest (a, d, j, k, n)		9,034,881	12,252,382
		General Partnership Interest (a, d, j, k, n)		230,481	312,561
				9,265,362	12,564,943
RuMe Inc.	Consumer Products	Common Stock (5,297,548 shares) (a, d, n)		924,475	—
		Series C Preferred Stock (23,896,634 shares) (a, d, n)		3,410,694	1,462,857
		Series B-1 Preferred Stock (4,999,076 shares) (a, d, n)		999,815	—
		Subordinated Debt 10.0000% PIK, 3/31/2020 (a, b, k, n)	3,610,446	3,610,446	3,610,446
		Revolver 10.0000% PIK, 3/31/2021 (a, b, k, n)	2,075,613	2,075,613	2,075,613
		Revolver 10.0000% PIK, 2/28/2020 (a, b, k, n)	403,507	233,297	233,297
		Warrants (a, d, n)	3	594,544	1,372,379
				11,848,884	8,754,592

Sub Total Control investments				$80,448,427	$49,070,701

TOTAL PORTFOLIO INVESTMENTS - 149.26% (f)				$415,667,180	$340,245,095

Cash equivalents and restricted cash equivalents - 4.55% (f, g)
Fidelity Institutional Government Money Market Fund	Money Market Fund	Beneficial Shares (10,278,123 shares)		$10,278,123	$10,278,123
Morgan Stanley Institutional Liquidity Government Portfolio	Money Market Fund	Beneficial Shares (99,158 shares)		99,158	99,158
Total Cash equivalents				10,377,281	10,377,281

TOTAL INVESTMENT ASSETS - 153.81%				$426,044,461	$350,622,376

(a) These securities are restricted from public sale without prior registration under the Securities Act of 1933.  The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.

(b) These securities accrue a portion of their interest/dividends in “payment in kind” interest/dividends which is capitalized to the investment.

(c) All of the Company’s equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except MVC Automotive Group GmbH, Security Holdings B.V., Trientis GmbH, JSC Tekers Holdings, Equus Total Return Inc., and MVC Private Equity Fund L.P. The Company makes available significant managerial assistance to all of the portfolio companies in which it has invested.

(d) Non-income producing assets.

(e) The principal operations of these portfolio companies are located in Europe and Puerto Rico which represents approximately 23% of the total assets.  The remaining portfolio companies are located in United States which represents approximately 71% of the total assets.

(f) Percentages are based on net assets of $227,958,684 as of October 31, 2019.

(g) See Note 3 for further information regarding “Investment Classification.”

(h) All or a portion of the accrued interest on these securities have been reserved for.

(i) Legacy Investments.

(j) MVC Private Equity Fund, LP is a private equity fund focused on control equity investments in the lower middle market.  The fund currently holds two investments, one located in the United States and one in Gibraltar, the investments are in the energy services and industrial sectors. The Company owns 18.9% of the fund through its limited partnership interest and owns .5% of the fund through its general partnership interest.  The Company’s proportional share of Gibdock Limited equity interest and loan, Advanced Oil Field Services, LLC common stock, preferred stock, and loan is $5,230,958 and $3,433,612, respectively.  The Company’s partnership interests in the MVC Private Equity Fund, LP are not redeemable.

(k) All or a portion of these securities may serve as collateral for the People’s United credit facility.

(l) U.S. Gas & Electric, Inc. is an indirect subsidiary of Vistra Energy (NYSE: VST)

(m) Cash/PIK toggle at borrower’s option

(n) These securities are valued using unobservable inputs.

(o) Variable rate between 10.5000% and 11.5000% cash.

(p) 12% Cash and 0-4% PIK based on Funded Debt to EBITDA.  4% PIK initially.

(q) 10% Cash and 3% PIK beginning July 1, 2019.

(r) During the fiscal year ended October 31, 2018, all assets and liabilities of SGDA Europe were transferred to a new Austrian holding company, Trientis GmbH, to achieve operating efficiencies.

(s) Shares of Tuf-Tug, Inc. are held via Alitus T-T, LP.

(t) Shares of GTM Intermediate Holdings, Inc. are held via GTM Ultimate Holdings, LLC.

(u) Variable PIK rate between 2.0000% and 3.5000%.

(v) Variable cash rate between 10.5000% and 13.5000%.

PIK - Payment-in-kind

- Denotes zero cost or fair value.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Schedule of Investments

October 31, 2018

Company	Industry	Investment	Principal	Cost	Fair Value/Market Value
Non-control/Non-affiliated investments- 83.33% (a, c, f, g)
Apex Industrial Technologies, LLC	Supply Chain Equipment Manufacturer	First Lien Loan 12.0000% Cash, 03/09/2023 (k, n)	$15,000,000	$14,869,274	$15,000,000
Array Information Technology, Inc.	Information Technology Products and Services	Second Lien Loan 12.0000% Cash, 4.0000% PIK, 10/03/2023 (b, k, n, p)	6,121,682	6,014,408	6,121,682
		Warrants (d, n)	1	—	—
				6,014,408	6,121,682
Black Diamond Equipment Rentals, LLC	Equipment Rental	Second Lien Loan 12.5000% Cash, 06/27/2022 (k, n)	7,500,000	7,052,478	7,174,342
		Warrants (d, n)	1	400,847	400,847
				7,453,325	7,575,189
Custom Alloy Corporation	Manufacturer of Pipe Fittings and Forgings	Second Lien Loan 10.0000% Cash, 12/31/2020 (k, n)	3,533,055	3,203,755	3,479,582
		First Lien Loan 10.0000% Cash, 10/31/2018 (k, n)	538,913	538,913	538,913
		Second Lien Loan 15.0000% Cash, 10/31/2021 (k, n)	1,404,500	1,404,500	1,404,500
		Series A Preferred Stock (3,617 shares) 12.0000% PIK, 04/30/2020 (b, d, n)		3,000,000	3,683,908
		Series B Preferred Stock (6,500 shares) 10.0000% PIK, 12/31/2020 (b, d, n)		5,683,254	6,410,727
		Covertible Series C Preferred Stock (17,935 shares) (d, n)		17,935,482	13,914,992
				31,765,904	29,432,622
Dukane IAS,LLC	Welding Equipment Manufacturer	Second Lien Note 10.5000% Cash, 2.5000% PIK, 11/17/2020 (b, k, n)	4,377,174	4,316,872	4,420,942
Essner Manufacturing, LP	Defense/Aerospace Parts Manufacturing	First Lien Loan 11.5000% Cash, 12/20/2022 (k, n, o)	3,666,700	3,606,059	3,666,700
FOLIOfn, Inc.	Technology Investment - Financial Services	Preferred Stock (5,802,259 shares) (d, i, n)		15,000,000	4,993,000
Highpoint Global LLC	Government Services	Second Lien Note 12.0000% Cash, 2.0000% PIK, 09/30/2022 (b, k, n)	5,097,086	5,017,981	5,148,057
HTI Technologies and Industries, Inc.	Electronic Component Manufacturing	Second Lien Note 12.0000% Cash, 2.0000% PIK, 06/21/2019 (b, k, n)	10,079,874	10,079,874	9,887,754
Initials, Inc.	Consumer Products	Senior Subordinated Debt 8.0000% Cash, 7.0000% PIK, 06/23/2020 (b, h, k, n)	5,642,913	5,642,913	2,675,452
Legal Solutions Holdings, Inc.	Business Services	Senior Subordinated Debt 12.0000% Cash, 3.0000% PIK, 03/18/2020 (b, k, n)	11,809,381	11,809,381	11,927,474
Morey’s Seafood International, LLC	Food Services	Second Lien Loan 10.0000% Cash, 3.0000% PIK, 08/12/2022 (b, k, n, q)	16,493,186	16,493,186	16,493,186
Tin Roof Software, LLC	Software	Second Lien Loan 11.0000% Cash, 3.5000% PIK, 04/01/2024 (b, k, n)	3,750,000	3,676,136	3,750,000
Trientis GmbH	Environmental Services	First Lien Note 5.0000% PIK, 10/26/2024 (b, e, h, m, n, r)	1,248,632	1,248,632	384,520
		Warrants (d, o, r, n)	1	67,715	—
				1,316,347	384,520
Tuf-Tug Inc.	Safety Equipment Manufacturer	Second Lien Loan 11.0000% Cash, 2.0000% PIK, 02/24/2024 (b, k, n)	4,885,295	4,838,190	4,885,295
		Common Stock (24.6 shares) (d, n, s)		750,000	750,000
				5,588,190	5,635,295
Turf Products, LLC	Distributor - Landscaping and Irrigation Equipment	Senior Subordinated Debt 10.0000% Cash, 08/07/2020 (k, n)	7,717,056	7,717,056	7,296,363
		Third Lien Loan 10.0000% Cash, 08/07/2020 (k, n)	1,190,000	1,190,000	1,137,399
				8,907,056	8,433,762
U.S. Gas & Electric, Inc.	Energy Services	Second Lien Loan, 9.5000% Cash, 07/05/2025 (l, n)	37,527,881	37,527,881	39,474,198
U.S. Spray Drying Holding Company	Specialty Chemicals	Class B Common Stock (784 shares) (d, n)		5,488,000	5,400,000
		Secured Loan 12.0000% Cash, 04/30/2021 (k, n)	1,500,000	1,500,000	1,500,000
		Senior Secured Loan 12.0000% Cash, 04/30/2021 (k, n)	1,500,000	1,500,000	1,500,000
				8,488,000	8,400,000
United States Technologies, Inc.	Electronics Manufacturing and Repair	Senior Lien Loan 10.5000% Cash, 07/17/2020 (k, n)	5,500,000	5,495,227	5,500,000

Sub Total Non-control/Non-affiliated investments				$203,068,014	$188,919,833

Affiliate investments - 31.09% (c, f, g)
Advantage Insurance, Inc.	Insurance	Preferred Stock (750,000 shares) (a, d, e, n)		7,500,000	8,835,361
Crius Energy Trust	Energy Services	Equity Unit (3,282,882 shares) (e)		25,864,439	15,745,460
JSC Tekers Holdings	Real Estate Management	Common Stock (3,201 shares) (a, d, e, n)		4,500	—
		Preferred Stock (9,159,085 shares) (a, d, e, n)		11,810,188	4,079,000
				11,814,688	4,079,000
MVC Environmental, Inc.	Environmental Services	Senior Secured Loan 9.0000% PIK, 12/22/2020 (a, b, h, k, n)	6,869,353	6,869,353	875,165
		Common Stock (980 shares) (a, d, n)		3,140,375	—
				10,009,728	875,165
Security Holdings B.V.	Electrical Engineering	Common Equity Interest (a, d, e, n)		51,204,270	31,285,000
		Bridge Loan 5.0000% PIK, 12/31/2019 (a, b, e, k, n)	4,703,037	4,703,037	4,703,037
		Senior Subordinated Loan 12.4500% PIK, 05/31/2020 (a, b, e, k, n)	4,966,478	4,966,478	4,966,478
				60,873,785	40,954,515

Sub Total Affiliate investments				$116,062,640	$70,489,501

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Schedule of Investments - (Continued)

October 31, 2018

Company	Industry	Investment	Principal	Cost	Fair Value/Market Value
Control investments - 28.71% (c, f, g)
Equus Total Return, Inc.	Registered Investment Company	Common Stock (4,444,644 shares) (d, k)		$10,030,272	$8,711,502
MVC Automotive Group GmbH	Automotive Dealerships	Common Equity Interest (a, d, e, n)		51,185,015	18,901,000
		Bridge Loan 6.0000% Cash, 06/30/2019 (a, e, k, n)	$7,149,166	7,149,166	7,149,166
				58,334,181	26,050,166
MVC Private Equity Fund LP	Private Equity	Limited Partnership Interest (a, d, j, k, n)		11,452,452	19,971,526
		General Partnership Interest (a, d, j, k, n)		292,154	501,050
				11,744,606	20,472,576
RuMe Inc.	Consumer Products	Common Stock (5,297,548 shares) (a, d, n)		924,475	—
		Series C Preferred Stock (23,896,634 shares) (a, d, n)		3,410,694	3,401,486
		Series B-1 Preferred Stock (4,999,076 shares) (a, d, n)		999,815	1,741,362
		Subordinated Debt 10.0000% PIK, 3/31/2020 (a, b, k, n)	3,270,886	3,270,886	3,270,886
		Revolver 10.0000% PIK, 3/31/2020 (a, b, k, n)	1,450,000	1,450,000	1,450,000
		Warrants (a, d, n)	2	336,393	—
				10,392,263	9,863,734

Sub Total Control investments				$90,501,322	$65,097,978

TOTAL PORTFOLIO INVESTMENTS - 143.13% (f)				$409,631,976	$324,507,312

Cash equivalents — 0.34% (f, g)
Fidelity Institutional Government Money Market Fund	Money Market Fund	Beneficial Shares (686,270 shares)		$686,270	$686,270
Morgan Stanley Institutional Liquidity Government Portfolio	Money Market Fund	Beneficial Shares (97,001 shares)		97,001	97,001
Total Cash equivalents				783,271	783,271

TOTAL INVESTMENT ASSETS - 143.47%				$410,415,247	$325,290,583

(a) These securities are restricted from public sale without prior registration under the Securities Act of 1933.  The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.

(b) These securities accrue a portion of their interest/dividends in “payment in kind” interest/dividends which is capitalized to the investment.

(c) All of the Company’s equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except MVC Automotive Group GmbH, Security Holdings B.V., Trientis GmbH, JSC Tekers Holdings, Equus Total Return Inc., and MVC Private Equity Fund L.P. The Company makes available significant managerial assistance to all of the portfolio companies in which it has invested.

(d) Non-income producing assets.

(e) The principal operations of these portfolio companies are located in Europe, Canada, and Puerto Rico which represents approximately 28% of the total assets.  The remaining portfolio companies are located in United States which represents approximately 66% of the total assets.

(f) Percentages are based on net assets of $226,723,446 as of October 31, 2018.

(g) See Note 3 for further information regarding “Investment Classification.”

(h) All or a portion of the accrued interest on these securities have been reserved for.

(i) Legacy Investments.

(j) MVC Private Equity Fund, LP is a private equity fund focused on control equity investments in the lower middle market.  The fund currently holds four investments, three located in the United States and one in Gibraltar, the investments are in the energy, services, contract manufacturing, and industrial sectors. The Company owns 18.9% of the fund through its limited partnership interest and owns .5% of the fund through its general partnership interest.  The Company’s proportional share of Plymouth Rock Energy membership interest, the Gibdock Limited equity interest and loan, Advanced Oil Field Services, LLC common stock, preferred stock, and loan and Focus Pointe preferred stock is $7,768,116, $4,577,362, $4,256,956 and $2,991,585, respectively.  The Company’s partnership interests in the MVC Private Equity Fund, LP are not redeemable.

(k) All or a portion of these securities may serve as collateral for the Santander Credit Facility.

(l) U.S. Gas & Electric, Inc. is an indirect subsidiary of Crius Energy Trust.

(m) Cash/PIK toggle at borrower’s option

(n) These securities are valued using unobservable inputs.

(o) Variable rate between 10.5000% and 11.5000% cash.

(p) 12% Cash and 0-4% PIK based on Funded Debt to EBITDA.  4% PIK initially.

(q) 10% Cash and 3% PIK beginning October 1, 2018.

(r) During the fiscal year ended October 31, 2018, all assets and liabilities of SGDA Europe were transferred to a new Austrian holding company, Trientis GmbH, to achieve operating efficiencies.

(s) Shares of Tuf-Tug, Inc. are held via Alitus T-T, LP.

PIK - Payment-in-kind

- Denotes zero cost or fair value.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Statements of Operations

	For the Year Ended	For the Year Ended	For the Year Ended
	October 31, 2019	October 31, 2018	October 31, 2017
Operating Income:
Dividend income
Non-control/Non-affiliated investments	$395,543	$—	$39,019
Affiliate investments (net of foreign taxes withheld of $154,269, $258,740 and $59,385, respectively) *	698,107	1,867,283	603,800
Control investments	542,693	—	—

Total dividend income	1,636,343	1,867,283	642,819

Payment-in-kind dividend income
Non-control/Non-affiliated investments	1,196,260	—	—

Total payment-in-kind dividend income	1,196,260	—	—

Interest income
Non-control/Non-affiliated investments	20,857,772	15,432,262	12,845,063
Affiliate investments	—	—	1,202,458
Control investments	434,908	380,999	353,887

Total interest income	21,292,680	15,813,261	14,401,408

Payment-in-kind/Deferred interest income
Non-control/Non-affiliated investments	4,243,653	2,865,418	1,343,365
Affiliate investments	709,706	499,488	681,067
Control investments	526,242	216,914	145,137

Total payment-in-kind/Deferred interest income	5,479,601	3,581,820	2,169,569

Fee income
Non-control/Non-affiliated investments	102,397	280,273	438,170
Affiliate investments	—	—	1,192,485
Control investments	—	—	52,420

Total fee income	102,397	280,273	1,683,075

Fee income - Asset Management [1]
Portfolio fees	457,809	705,320	811,441
Management fees	384,474	378,256	326,403

Total fee income - Asset Management	842,283	1,083,576	1,137,844

Other income	—	—	10,000

Total operating income	30,549,564	22,626,213	20,044,715

Operating Expenses:
Interest and other borrowing costs [2]	9,654,582	10,739,651	10,287,810
Management fee	6,407,681	5,889,766	6,238,409
Audit & tax preparation fees	1,147,980	774,000	818,000
Consulting fees	1,093,324	891,667	1,089,755
Legal fees	571,050	786,531	638,536
Settlement expenses	543,023	—	—
Other expenses *	437,587	468,157	693,286
Directors’ fees	381,448	328,100	423,514
Portfolio fees - Asset Management [1]	343,357	528,990	608,580
Management fee - Asset Management [1]	288,356	283,692	244,802
Insurance	275,850	268,961	275,188
Administration	165,000	171,534	201,236
Public relations fees	128,649	134,785	184,000
Printing and postage	82,300	60,785	50,320
Loss on extinguishment of debt	—	1,782,705	—
Net Incentive compensation (Note 5)	—	(2,060,992)	5,597,783

Total operating expenses	21,520,187	21,048,332	27,351,219

Less: Voluntary expense waiver by Adviser [3]	(150,000)	(150,000)	(150,000)
Less: Voluntary management fee waiver by Adviser [4]	(2,402,880)	(2,032,286)	(1,559,602)

Total waivers	(2,552,880)	(2,182,286)	(1,709,602)

Net operating income (loss) before taxes	11,582,257	3,760,167	(5,596,902)

Tax Expenses:
Current tax expense	1,929	1,922	1,920

Total tax expense	1,929	1,922	1,920

Net operating income (loss)	11,580,328	3,758,245	(5,598,822)

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) on investments
U.S. Treasury obligations	104,858	(95,355)	229,812
Non-control/Non-affiliated investments	4,776,318	(2,901,617)	(9,615,451)
Affiliate investments	(16,699,535)	3,214,526	89,179,047
Control investments	4,697,895	—	10,097,674
Foreign currency	13,895	(15,035)	4,549

Total net realized gain (loss) on investments	(7,106,569)	202,519	89,895,631

Net unrealized appreciation (depreciation) on investments	11,842,446	(14,493,934)	(56,972,810)

Net realized and unrealized gain (loss) on investments	4,735,877	(14,291,415)	32,922,821

Net increase (decrease) in net assets resulting from operations	$16,316,205	$(10,533,170)	$27,323,999

Net increase (decrease) in net assets per share resulting from operations	$0.92	$(0.55)	$1.22

Dividends declared per share [5]	$0.620	$0.600	$0.555

Weighted average number of shares outstanding	17,788,697	19,127,636	22,271,902

1 These items are related to the management of the MVC Private Equity Fund, L.P. (“PE Fund”). Please see Note 4 “Management” for more information.

2 Interest and other borrowing costs includes $348,990 and $869,959 of interest associated with installment sale treatment on the USG&E note for the 2019 and 2018 fiscal years.  Please see Note 12 “Tax Matters” for more information.

3 Reflects the TTG Advisers’ voluntary waiver of $150,000 of expenses for the 2019, 2018 and 2017 fiscal years, that the Company would otherwise be obligated to reimburse TTG Advisers under the Advisory Agreement (the “Voluntary Waiver”). Please see Note 4 “Management” for more information.

4 Reflects the TTG Advisers’ voluntary waiver of the management fee for the 2019, 2018 and 2017. Please see Note 4 “Management” for more information.

5 Please see Note 6 “Dividends and Distributions to Shareholders” for more information.

* Amounts from prior year have been reclassified to conform to current year presentation.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Statements of Cash Flows

	For the Year Ended	For the Year Ended	For the Year Ended
	October 31, 2019	October 31, 2018	October 31, 2017
Cash flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$16,316,205	$(10,533,170)	$27,323,999
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized (gain) loss	7,106,569	(202,519)	(89,895,631)
Net change in unrealized depreciation (appreciation)	(11,842,446)	14,493,934	56,972,810
Amortization of discounts and fees	(504,888)	(349,851)	(666,172)
Increase in accrued payment-in-kind dividends and interest	(5,891,113)	(3,172,533)	(1,875,578)
Amortization of deferred financing fees	1,252,800	1,294,129	1,179,682
Loss on extinguishment of debt	—	1,782,705	—
Changes in operating assets and liabilities:
Dividends, interest and fees receivable	(1,359,108)	—	—
Fee and other receivables[1]	(81,251)	(1,107,575)	1,789,022
Escrow receivables, net of reserves	(166,000)	(898,670)	614,832
Receivable for Investment Sold	—	(969,000)	9,151,805
Prepaid expenses	147,773	(11,224)	(126,135)
Incentive compensation (Note 5)	(975,112)	(3,945,297)	4,501,703
Other liabilities	1,119,235	(1,267,942)	716,659
Purchases of equity investments	(5,526,491)	(1,218,562)	(1,187,101)
Purchases of debt instruments	(41,936,899)	(61,784,048)	(11,462,419)
Purchases of short-term investments	(49,991,103)	(24,996,182)	(49,954,511)
Proceeds from equity investments	31,834,106	6,723,191	66,702,991
Proceeds from debt instruments	7,248,981	15,873,051	49,309,147
Sales/maturities of short-term investments	50,094,859	24,901,266	85,183,355
		—	—
Net cash (used in) provided by operating activities	(3,153,883)	(45,388,297)	148,278,458

Cash flows from Financing Activities:
Borrowings from senior notes	—	115,000,000	—
Repayments from senior notes	—	(114,408,750)	—
Borrowings from revolving credit facility II	50,000,000	—	50,000,000
Repayments from revolving credit facility II	(50,000,000)	—	(85,000,000)
Borrowings from revolving credit facility IV	33,100,000	—	—
Repayments from revolving credit facility IV	(18,000,000)	—	—
Repurchase of common stock	(4,069,924)	(31,030,513)	(15,090,244)
Financing fees paid	(1,053,921)	(3,757,369)	(225,868)
Distributions paid to shareholders	(10,636,225)	(10,860,702)	(12,019,345)
Repurchases of common stock under dividend reinvestment plan	(374,818)	(341,237)	(283,120)

Net cash used in financing activities	(1,034,888)	(45,398,571)	(62,618,577)

Net change in cash, cash equivalents, and restricted cash for the year	(4,188,771)	(90,786,868)	85,659,881

Cash, cash equivalents, and restricted cash, beginning of year	$15,887,700	$106,674,568	$21,014,687

Cash, cash equivalents, restricted cash and restricted cash equivalents, end of year	$11,698,929	$15,887,700	$106,674,568

During the year ended October 31, 2019, 2018 and 2017 MVC Capital, Inc. paid $9,654,582, $8,685,657 and $8,391,138 in interest expense, respectively.

During the year ended October 31, 2019, 2018 and 2017 MVC Capital, Inc. paid $1,929, $1,920 and $1,278 in income taxes, respectively.

Non-cash activity:

During the year ended October 31, 2019, 2018 and 2017, MVC Capital, Inc. recorded payment in kind dividend and interest of $5,891,113, $3,172,533 and $1,875,578, respectively. This amount was added to the principal balance of the investments and recorded as dividend/interest income.

During the year ended October 31, 2019, 2018 and 2017, the Plan Agent purchased 41,085, 34,698 and 29,335 shares of common stock in the open market in order to satisfy the reinvestment portion of our dividends.

During the year ended October 31, 2018, all assets and liabilities of SGDA Europe were transferred to a new Austrian holding company, Trientis GmbH, to achieve operating efficiencies.

On March 7, 2017, the Company exchanged its shares of MVC Turf, the holding company which owned the Company’s LLC interest in Turf, for approximately $3.8 million of additional subordinated debt in Turf.

On July 5, 2017, the Company received gross consideration for its investment in U.S. Gas valued at approximately $126.1 million, including approximately $11.0 million for the repayment of its two outstanding loans from the Company. The fair value of the consideration received by the Company for its equity investment in U.S. Gas was $115.1 million. As a result of the gross consideration received, the Company realized a gain of approximately $114.6 million. The $115.1 million is comprised of: (i) cash of approximately $50.0 million; (ii) 9.5% second-lien callable notes due in July 2025 with a face amount of approximately $40.5 million (before certain post-closing and indemnification adjustments, if any); and (iii) 3,282,982 Crius trust units valued at approximately $24.6 million at the time of closing.

On October 26, 2017, the Company exchanged its common equity interest in SGDA Europe for a $1.2 million first lien note, resulting in a realized loss of approximately $27.5 million.

On November 28, 2017, the Company restructured the Custom Alloy second lien loan and unsecured subordinated loan.  The second lien loan was restructured into a $3.5 million second lien loan with an interest rate of 10% and a maturity date of December 31, 2020, 6,500 shares of Series B Preferred Stock with a 10% PIK coupon and a maturity date of December 31, 2020 and 17,935 shares of Series C Preferred Stock.  The unsecured subordinated loan was restructured into 3,617 shares of Series A Preferred Stock with a 12% PIK coupon and a maturity date of April 30, 2020.

Effective January 1, 2018, the cost basis of the U.S. Gas second lien loan was decreased by approximately $3.0 million due to a working capital adjustment, resulting in a realized loss of approximately $3.0 million.  The second lien loan is still subject to indemnification adjustments.

On April 30, 2019, Custom Alloy redeemed its series A, B and C preferred shares and consolidated its second lien loans in exchange for two second lien loans of approximately $32.5 million and $6.1 million with interest rates of 15% and maturity dates of April 30, 2022.  The Company realized a gain of approximately $3.2 million associated with the transaction.

On August 12, 2019, the Company converted the MVC Environmental loan, unpaid expenses and accrued interest was converted to additional cost basis in the common stock of MVC Environmental, resulting in a realized gain of approximately $1.4 million.

1During the fiscal year ended October 31, 2019, the Company recorded a receivable of approximately $1.6 million associated with an expected settlement related to a former portfolio company, G3K Display, Inc.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Statements of Changes in Net Assets

					Accumulated	Net Unrealized
	Common	Additional	Accumulated	Dividends Paid	Net Realized	Appreciation	Treasury	Total Net
For the Year Ended October 31, 2017	Stock	Paid-In-Capital	Earnings	to Stockholders	Gain (Loss)	(Depreciation)	Stock	Asset Value

Balances at October 31, 2016	$283,044	$418,298,709	$128,135,727	$(145,112,140)	$(51,542,156)	$(13,992,454)	$(56,512,952)	$279,557,778

Net increase (decrease) resulting from operations	—	—	(5,598,822)	—	89,895,631	(56,972,810)	—	27,323,999
Distributions from Income	—	—	—	—	—	—	—	—
Distributions from return of capital	—	—	—	(12,302,465)	—	—	—	(12,302,465)
Issuance of common stock under dividend reinvestment plan	283,120	—	—	—	—	—	—	283,120
Repurchase of common stock under dividend reinvestment plan	(283,120)	—	—	—	—	—	—	(283,120)
Repurchase expenses	—	(90,251)	—	—	—	—	—	(90,251)
Repurchase of common stock	—	—	—	—	—	—	(14,999,993)	(14,999,993)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	—	(81,332)	—	81,332	—	—	—
Balances at October 31, 2017	$283,044	$418,208,458	$122,455,573	$(157,414,605)	$38,434,807	$(70,965,264)	$(71,512,945)	$279,489,068

For the Year Ended October 31, 2018

Balances at October 31, 2017	$283,044	$418,208,458	$122,455,573	$(157,414,605)	$38,434,807	$(70,965,264)	$(71,512,945)	$279,489,068

Net increase (decrease) resulting from operations	—	—	3,758,245	—	202,519	(14,493,934)	—	(10,533,170)
Distributions from Income	—	—	—	—	—	—	—	—
Distributions from return of capital	—	—	—	(11,201,939)	—	—	—	(11,201,939)
Issuance of common stock under dividend reinvestment plan	341,237	—	—	—	—	—	—	341,237
Repurchase of common stock under dividend reinvestment plan	(341,237)	—	—	—	—	—	—	(341,237)
Repurchase expenses	—	(100,513)	—	—	—	—	—	(100,513)
Repurchase of common stock	—	—	—	—	—	—	(30,930,000)	(30,930,000)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	(9,524,158)	9,382,837	—	141,321	—	—	—
Balances at October 31, 2018	$283,044	$408,583,787	$135,596,655	$(168,616,544)	$38,778,647	$(85,459,198)	$(102,442,945)	$226,723,446

For the Year Ended October 31, 2019

Balances at October 31, 2018	$283,044	$408,583,787	$135,596,655	$(168,616,544)	$38,778,647	$(85,459,198)	$(102,442,945)	$226,723,446

Net increase (decrease) resulting from operations	—	—	11,580,328	—	(7,106,569)	11,842,446	—	16,316,205
Distributions from Income	—	—	—	(11,011,043)	—	—	—	(11,011,043)
Issuance of common stock under dividend reinvestment plan	374,818	—	—	—	—	—	—	374,818
Repurchase of common stock under dividend reinvestment plan	(374,818)	—	—	—	—	—	—	(374,818)
Repurchase of common stock	—	—	—	—	—	—	(4,069,924)	(4,069,924)
Tax reclassification of stockholders’ equity in accordance with generally accepted accounting principles	—	(2,325,615)	7,123,905	—	(4,798,290)	—	—	—
Balances at October 31, 2019	$283,044	$406,258,172	$154,300,888	$(179,627,587)	$26,873,788	$(73,616,752)	$(106,512,869)	$227,958,684

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Selected Per Share Data and Ratios

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2019	October 31, 2018	October 31, 2017	October 31, 2016	October 31, 2015

Net asset value, beginning of year	$12.46	$13.24	$12.39	$12.95	$15.15

Income from operations:
Net operating income (loss)	0.65	0.20	(0.25)	0.85	0.41
Net realized and unrealized gain (loss) on investments	0.27	(0.75)	1.47	(0.73)	(2.07)

Total gain (loss) from investment operations	0.92	(0.55)	1.22	0.12	(1.66)

Less distributions from:
Income	(0.62)	(0.02)	(0.44)	(0.71)	(0.41)
Realized gain	—	(0.13)	—	—	(0.13)
Return of capital	—	(0.45)	(0.12)	—	—

Total distributions	(0.62)	(0.60)	(0.56)	(0.71)	(0.54)

Capital share transactions
Anti-dilutive effect of share repurchase program	0.10	0.37	0.19	0.03	—

Total capital share transactions	0.10	0.37	0.19	0.03	—

Net asset value, end of year	$12.86	$12.46	$13.24	$12.39	$12.95

Market value, end of year	$8.77	$9.05	$10.70	$8.69	$8.32

Market discount	(31.80)%	(27.37)%	(19.18)%	(29.86)%	(35.75)%

Total Return - At NAV (a)	8.33%	(1.46)%	11.54%	1.26%	(11.08)%

Total Return - At Market (a)	3.64%	(10.06)%	30.39%	14.32%	(21.85)%

Ratios and Supplemental Data:

Portfolio turnover ratio	11.48%	7.21%	4.26%	13.74%	15.19%

Net assets, end of year (in thousands)	$227,959	$226,723	$279,489	$279,558	$294,076

Ratios to average net assets:
Expenses including tax expense	8.39%	7.59%	9.01%	6.35%	4.54%
Expenses excluding tax expense	8.39%	7.59%	9.01%	6.35%	4.54%

Net operating income (loss) before tax expense	5.13%	1.51%	(1.97)%	6.81%	2.93%
Net operating income (loss) after tax expense	5.13%	1.51%	(1.97)%	6.81%	2.93%

Ratios to average net assets excluding waivers:
Expenses including tax expense	9.52%	8.47%	9.61%	7.43%	4.59%
Expenses excluding tax expense	9.52%	8.47%	9.61%	7.43%	4.59%

Net operating income (loss) before tax expense	4.00%	0.63%	(2.57)%	5.74%	2.89%
Net operating income (loss) after tax expense	4.00%	0.63%	(2.57)%	5.74%	2.89%

(a) Total annual return is historical and assumes changes in share price, reinvestments of all dividends and distributions, and no sales charge for the year.

(b) Supplemental Ratio information

Ratios to average net assets: (b)
Expenses excluding incentive compensation	8.39%	8.42%	7.04%	7.07%	7.62%
Expenses excluding incentive compensation, interest and other borrowing costs	4.12%	4.10%	3.43%	3.47%	4.39%

Net operating income (loss) before incentive compensation	5.13%	0.68%	0.00%	6.09%	(0.15)%
Net operating income before incentive compensation, interest and other borrowing costs	9.40%	5.00%	3.61%	9.69%	3.08%

Ratios to average net assets excluding waivers: (b)
Expenses excluding incentive compensation	9.52%	9.30%	7.64%	8.15%	7.67%
Expenses excluding incentive compensation, interest and other borrowing costs	5.25%	4.98%	4.03%	4.55%	4.44%

Net operating income (loss) before incentive compensation	4.00%	(0.20)%	(0.60)%	5.02%	(0.19)%
Net operating income before incentive compensation, interest and other borrowing costs	8.27%	4.12%	3.01%	8.62%	3.04%

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Notes to Consolidated Financial Statements

October 31, 2019

1.                                      Organization and Business Purpose

MVC Capital, Inc. and its wholly-owned subsidiaries, MVC Financial Services, Inc. and MVC Cayman (the “Company”), formerly known as meVC Draper Fisher Jurvetson Fund I, Inc., is a Delaware corporation organized on December 2, 1999 which commenced operations on March 31, 2000.   On December 2, 2002, the Company announced that it would begin doing business under the name MVC Capital, Inc. The Company’s investment objective is to seek to maximize total return from capital appreciation and/or income, though our current focus is more yield generating investments.  The Company seeks to achieve its investment objective by providing debt and equity financing to companies that are, for the most part, privately owned (“Portfolio Companies”).  The Company’s current investments in Portfolio Companies consist principally of senior and subordinated loans, venture capital, mezzanine and preferred instruments and private equity investments.

The Company has elected to be treated as a business development company under the 1940 Act.  The shares of the Company commenced trading on the NYSE under the symbol MVC on June 26, 2000.

The Company had entered into an advisory agreement with meVC Advisers, Inc. (the “Former Advisor”), which had entered into a sub-advisory agreement with Draper Fisher Jurvetson MeVC Management Co., LLC (the “Former Sub-Advisor”). On June 19, 2002, the Former Advisor resigned without prior notice to the Company as its investment advisor.  This resignation resulted in the automatic termination of the advisory agreement between the Former Advisor and the Former Sub-Advisor to the Company.  As a result, the Company’s board internalized the Company’s operations, including management of the Company’s investments.

At the February 28, 2003 Annual Meeting of Shareholders, a new board of directors (the “Board”) replaced the former board of directors of the Company (the “Former Board”) in its entirety. On March 6, 2003, the results of the election were certified by the Inspector of Elections, whereupon the Board terminated John M. Grillos, the Company’s previous CEO. Shortly thereafter, other members of the Company’s senior management team, who had previously reported to Mr. Grillos, resigned. With these significant changes in the Board and management of the Company, the Company operated in a transition mode and, as a result, no portfolio investments were made from early March 2003 through the end of October 2003 (the end of the Fiscal Year). During this period, the Board explored various alternatives for a long-term management plan for the Company. Accordingly, at the September 16, 2003 Special Meeting of Shareholders, the Board voted and approved the Company’s revised business plan.

On November 6, 2003, Michael Tokarz assumed his position as Chairman, Portfolio Manager and Director of the Company.

On March 29, 2004 at the Annual Shareholders meeting, the shareholders approved the election of Emilio Dominianni, Robert S. Everett, Gerald Hellerman, Robert C. Knapp and Michael Tokarz to serve as members of the Board of Directors of the Company and adopted an amendment to the

Company’s Certificate of Incorporation authorizing the changing of the name of the Company from “meVC Draper Fisher Jurvetson Fund I, Inc.” to “MVC Capital, Inc.”

On July 7, 2004, the Company’s name change from “meVC Draper Fisher Jurvetson Fund I, Inc.” to “MVC Capital, Inc.” became effective.

On July 16, 2004, the Company commenced the operations of MVC Financial Services, Inc. (“MVCFS”).  MVCFS is incorporated in Delaware and its principal purpose is to provide advisory, administrative and other services to the Company and the Company’s Portfolio Companies.  The Company does not hold MVCFS for investment purposes and does not intend to sell MVCFS.  On October 14, 2011, the Company formed a wholly-owned subsidiary, MVC Cayman, an exempted company incorporated in the Cayman Islands, to hold certain of its investments.

On September 7, 2006, the stockholders of MVC Capital approved the adoption of the investment advisory and management agreement (the “Advisory Agreement”).  The Advisory Agreement, which was entered into on October 31, 2006, provides for external management of the Company by TTG Advisers, which is led by Michael Tokarz.  The agreement took effect on November 1, 2006.  Upon the effectiveness of the Advisory Agreement, Mr. Tokarz’s employment agreement with the Company terminated.  All of the individuals (including the Company’s investment professionals) that had been previously employed by the Company as of the fiscal year ended October 31, 2006 became employees of TTG Advisers.

On December 11, 2008, our Board of Directors, including all of the directors who are not “interested persons,” as defined under the 1940 Act, of the Company (the “Independent Directors”), at an in-person meeting approved an amended and restated investment advisory and management agreement (also, the “Advisory Agreement”), which was approved by stockholders of the Company on April 14, 2009. The renewal of the Advisory Agreement was last approved by the Independent Directors at their in-person meeting held on October 31, 2019.

2.                                      Consolidation

On July 16, 2004, the Company formed a wholly-owned subsidiary, MVC Financial Services, Inc. (“MVCFS”).  MVCFS is incorporated in Delaware and its principal purpose is to provide advisory, administrative and other services to the Company, the Company’s portfolio companies and other entities.  MVCFS had opening equity of $1 (100 shares at $0.01 per share). The Company does not hold MVCFS for investment purposes and does not intend to sell MVCFS.

On October 14, 2011, the Company formed a wholly-owned subsidiary, MVC Cayman, an exempted company incorporated in the Cayman Islands, to hold certain of its investments and to make certain future investments.  The results of MVCFS and MVC Cayman are consolidated into the Company and all inter-company accounts have been eliminated in consolidation.  Of the $11.7 million in cash and cash equivalents on the Company’s Consolidated Balance Sheets as of October 31, 2019, approximately $1.1 million was held by MVC Cayman.

During fiscal year ended October 31, 2012 and thereafter, MVC Partners, LLC (“MVC Partners”) was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the MVC Private Equity Fund, L.P. (“PE Fund”) is a substantial portion of MVC Partners operations.  Previously, MVC Partners was presented as a portfolio company on the Consolidated Schedule of Investments.  The consolidation of MVC Partners has not had any material effect on the financial position or net results of operations of the Company.  There are additional disclosures resulting from this consolidation.

MVC GP II, LLC (“MVC GP II”), an indirect wholly-owned subsidiary of the Company, serves as the general partner to the PE Fund.  MVC GP II is wholly-owned by MVCFS, a subsidiary of the Company.  The results of MVC GP II are consolidated into MVCFS and ultimately the Company. All inter-company accounts have been eliminated in consolidation.

During fiscal year ended October 31, 2014, MVC Turf, Inc. (“MVC Turf”) was consolidated with the Company as MVC Turf is an MVC wholly-owned holding company. The consolidation of MVC Turf did not have any material effect on the financial position or net results of operations of the Company.  On March 7, 2017, the Company exchanged its shares of MVC Turf, the holding company that owned the Company’s LLC interest in Turf Products, for approximately $3.8 million of additional subordinated debt in Turf Products.  Prior to the exchange, the Company also received a distribution from MVC Turf of approximately $323,000. The impact of the deconsolidation of MVC Turf on the Company’s financial condition and results of operations was immaterial.  As of October 31, 2017, MVC Turf is no longer consolidated with the Company.

3.                                      Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Company in the preparation of its consolidated financial statements:

The preparation of consolidated financial statements in conformity with U.S. Generally Accepted Accounting Principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements.  Actual results could differ from those estimates.

Recent Accounting Pronouncements — In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers” (Topic 606). ASU 2014-09 addresses the reporting of revenue by most entities and will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. In August 2015, the FASB issued ASU 2015-14 that defers the effective date of ASU 2014-09 for public business entities for annual reporting periods beginning after December 15, 2017, including interim periods therein. Early application is not permitted for public business entities.  On December 27, 2016, the FASB issued ASU 2016-20 to make various amendments to Topic 606, going into effect for years beginning after December 15, 2017.  The standard impacted the fair value of the PE Fund’s LP interest due to the exclusion of the Company’s portion of the carried interest associated with the PE Fund.  This update has had no material impact on our financial statements.

In August 2014, FASB issued ASU 2014-15, “Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). The standard requires management to evaluate, at each interim and annual reporting period, whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are issued, and provide related disclosures. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and for annual and interim periods thereafter, and early adoption is permitted. This update has had no impact on our financial statements.

In June 2016, FASB issued ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.  The amendments require a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected.  In addition, ASU 2016-13 requires credit losses relating to available-for-sale debt securities to be recorded through an allowance for credit losses.  The amendments in ASU 2016-13 broaden the information that an entity must consider in developing its expected credit loss estimate for assets measured either collectively or individually. The new standard is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2019.  The Company does not expect the adoption of ASU 2016-13 to have a material impact on our financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows — Classification of Certain Cash Receipts and Cash Payments (Topic 230). The amendments provide guidance on eight specific cash flow issues in how certain cash receipts and cash payments are presented and classified in the statement of cash flows with the objective of reducing the existing diversity in practice. The amendments are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Early adoption is permitted.  This update has had no material impact on our financial statements.

In October 2016, the FASB issued ASU 2016-17, to amend the consolidation guidance on how a reporting entity that is the single decision maker of a VIE should treat indirect interests in the entity held through related parties that are under common control with the reporting entity when determining whether it is the primary beneficiary of that VIE. The ASU is effective for public business entities for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years.  This update has had no impact on our financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash.  The amendments in this Update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The ASU is effective for public business entities for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years.  This update has had no material impact on our financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurements. The amendments require new disclosures of changes in unrealized gains and losses in other comprehensive income for recurring Level 3 fair value of instruments held at balance sheet date and the range and weighted average of significant unobservable inputs for recurring and nonrecurring Level 3 fair values. Certain disclosures are being eliminated such as the valuation process required for Level 3 fair value measurements, the policy for timing of transfers between levels and amounts of and reason for transfers between Levels 1 and 2.  The ASU is effective for public business entities for fiscal years and interim periods beginning after December 15, 2019. The Company does not expect the adoption of ASU 2018-13 to have a material impact on our financial statements.

In October 2018, the FASB issued ASU No. 2018-17, Consolidation (Topic 810): Targeted Improvements to related Party Guidance for Variable Interest Entities.  The guidance supersedes the private company alternative for common control leasing arrangements issued in 2014 and expands it to all qualifying common control arrangements.  Also under the guidance, a private company could make an accounting policy election to not apply VIE guidance to legal entities under common control (including common control leasing arrangements) when certain criteria are met. Additionally, a private company electing the alternative is required to provide detailed disclosures about its involvement with, and exposure to, the legal entity under common control.  The ASU also amends the guidance for determining whether a decision-making fee is a variable interest.  The amendments require organizations to consider indirect interests held through related parties under common control on a proportional basis rather than as the equivalent of a direct interest in its entirety (as currently required in GAAP). The ASU is effective for public business entities for fiscal years and interim periods beginning after December 15, 2019. The Company does not expect the adoption of ASU 2018-17 to have a material impact on our financial statements.

Valuation of Investments — The Accounting Standards Codification (“ASC”), Fair Value Measurements and Disclosures (“ASC 820”), defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset to which the reporting entity has access as of the measurement date.  If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

Pursuant to the requirements of the 1940 Act and in accordance with ASC 820, we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with our Valuation Procedures adopted by the Board of Directors, which are consistent with ASC 820.  As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors’ supervision and pursuant to our Valuation Procedures.  Our Board of Directors may also hire independent consultants to review our Valuation Procedures or to conduct an independent valuation of one or more of our portfolio investments.

Pursuant to our Valuation Procedures, the Valuation Committee (which is comprised of three Independent Directors) determines fair values of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). In doing so, the Committee considers the recommendations of The Tokarz Group Advisers LLC (“TTG Advisers”).  The Committee also takes into account input and reviews by third party consultants retained to support the Company’s valuation process. The Company has also adopted several other enhanced processes related to valuations of controlled/affiliated portfolio companies.  Any changes in valuation are recorded in the consolidated statements of operations as “Net unrealized appreciation (depreciation) on investments.”

Currently, our NAV per share is calculated and published on a quarterly basis.  The Company calculates our NAV per share by subtracting all liabilities from the total value of our portfolio securities and other assets and dividing the result by the total number of outstanding shares of our common stock on the date of valuation.  Fair values of foreign investments reflect exchange rates, as applicable, in effect on the last business day of the quarter end.  Exchange rates fluctuate on a daily basis, sometimes significantly.  Exchange rate fluctuations following the most recent fiscal year end are not reflected in the valuations reported in this Annual Report.  See Item 1A Risk Factor, “Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments.”

At October 31, 2019 and October 31, 2018, approximately 92.6% and 86.5%, respectively, of total assets represented investments in portfolio companies recorded at fair value (“Fair Value Investments”).

Under most circumstances, at the time of acquisition, Fair Value Investments are carried at cost (absent the existence of conditions warranting, in management’s and the Valuation Committee’s view, a different initial value).  During the period that an investment is held by the Company, its original cost may cease to approximate fair value as the result of market and investment specific factors.  No pre-determined formula can be applied to determine fair value.  Rather, the Valuation Committee analyzes fair value measurements based on the value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties, other than in a forced or liquidation sale.  The liquidity event whereby the Company ultimately exits an investment is generally the sale, the merger, the recapitalization of a portfolio company or by a public offering of its securities.

There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which the Company derives a single estimate of fair value.  To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company’s financial results and projections, publicly traded comparable companies when available, comparable private transactions when available, precedent transactions in the market when available, third-party real estate and asset appraisals if appropriate and available, discounted cash flow analysis, if appropriate, as well as other factors.  The Company generally requires, where practicable, portfolio companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.

The fair value of our portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities and escrow receivables that do not have readily ascertainable market values, our estimate of fair value may significantly differ from the fair value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers’ fees or other selling costs, which might become payable on disposition of such investments.

If a security is publicly traded, the fair value is generally equal to market value based on the closing price on the principal exchange on which the security is primarily traded unless restricted and a restricted discount is applied.

For equity securities of portfolio companies, whose securities are not publicly traded, the Valuation Committee estimates the fair value based on market and/or income approach with value then attributed to equity or equity like securities using the enterprise value waterfall (“Enterprise Value Waterfall”) valuation methodology.  Under the Enterprise Value Waterfall valuation methodology, the Valuation Committee estimates the enterprise fair value of the portfolio company and then waterfalls the enterprise value over the portfolio company’s securities in order of their preference relative to one another.  To assess the enterprise value of the portfolio company, the

Valuation Committee weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value.  The methodologies for performing assets may be based on, among other things:  valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company, and third-party asset and real estate appraisals.  For non-performing assets, the Valuation Committee may estimate the liquidation or collateral value of the portfolio company’s assets.  The Valuation Committee also takes into account historical and anticipated financial results.

The Company does not utilize hedge accounting and instead, when applicable, marks its derivatives to market on the Company’s consolidated statement of operations.

In assessing enterprise value, the Valuation Committee considers the mergers and acquisitions (“M&A”) market as the principal market in which the Company would sell its investments in portfolio companies under circumstances where the Company has the ability to control or gain control of the board of directors of the portfolio company (“Control Companies”).  This approach is consistent with the principal market that the Company would use for its portfolio companies if the Company has the ability to initiate a sale of the portfolio company as of the measurement date, i.e., if it has the ability to control or gain control of the board of directors of the portfolio company as of the measurement date.  In evaluating if the Company can control or gain control of a portfolio company as of the measurement date, the Company takes into account its equity securities on a fully diluted basis, as well as other factors.

For Non-Control Companies, consistent with ASC 820, the Valuation Committee considers a hypothetical secondary market as the principal market in which it would sell investments in those companies.  The Company also considers other valuation methodologies such as the Option Pricing Method and liquidity preferences when valuing minority equity positions of a portfolio company.

For loans and debt securities of Non-Control Companies (for which the Valuation Committee has identified the hypothetical secondary market as the principal market), the Valuation Committee determines fair value based on the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield (“Market Yield”) valuation methodology.  In applying the Market Yield valuation methodology, the Valuation Committee determines the fair value based on such factors as third party broker quotes (if available) and market participant assumptions, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date.

Estimates of average life are generally based on market data of the average life of similar debt securities.  However, if the Valuation Committee has information available to it that the debt security is expected to be repaid in the near term, the Valuation Committee would use an estimated life based on the expected repayment date.

The Valuation Committee determines fair value of loan and debt securities of Control Companies based on the estimate of the enterprise value of the portfolio company.  To the extent the enterprise value exceeds the remaining principal amount of the loan and all other debt securities of the company, the fair value of such securities is generally estimated to be their cost.  However, where the enterprise value is less than the remaining principal amount of the loan and all other debt securities, the Valuation Committee may discount the value of such securities to reflect an impairment.

For the Company’s or its subsidiary’s investment in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as the general partner (the “GP”) of the PE Fund, the Valuation Committee relies on the GP’s determination of the fair value of the PE Fund which will be generally valued, as a practical expedient, utilizing the net asset valuations provided by the GP, which will be made:  (i) no less frequently than quarterly as of the Company’s fiscal quarter end and (ii) with respect to the valuation of PE Fund investments in portfolio companies, will be based on methodologies consistent with those set forth in the Company’s Valuation Procedures.  In making its determinations, the GP considers and generally relies on TTG Advisers’ recommendations.  The determination of the net asset value of the Company’s or its subsidiary’s investment in the PE Fund will follow the methodologies described for valuing interests in private investment funds (“Investment Vehicles”) described below.  Additionally, when both the Company and the PE Fund hold investments in the same portfolio company, the GP’s Fair Value determination shall be based on the Valuation Committee’s determination of the Fair Value of the Company’s portfolio security in that portfolio company.

As permitted under GAAP, the Company’s interests in private investment funds are generally valued, as a practical expedient, utilizing the net asset valuations provided by management of the underlying Investment Vehicles, without adjustment, unless TTG Advisers is aware of information indicating that a value reported does not accurately reflect the value of the Investment Vehicle, including any information showing that the valuation has not been calculated in a manner consistent with GAAP.  Net unrealized appreciation (depreciation) of such investments is recorded based on the Company’s proportionate share of the aggregate amount of appreciation (depreciation) recorded by each underlying Investment Vehicle.  The Company’s proportionate investment interest includes its share of interest and dividend income and expense, and realized and unrealized gains and losses on securities held by the underlying Investment Vehicles, net of operating expenses and fees.  Realized gains and losses on distributions from Investment Vehicles are generally recognized on a first in, first out basis.

The Company applies the practical expedient to interests in Investment Vehicles on an investment by investment basis, and consistently with respect to the Company’s entire interest in an investment.  The Company may adjust the valuation obtained from an Investment Vehicle with a premium, discount or reserve if it determines that the net asset value is not representative of fair value.

If the Company intends to sell all or a portion of its interest in an Investment Vehicle to a third-party in a privately negotiated transaction near the valuation date, the Company will consider offers from third parties to buy the interest in an Investment Vehicle in valuations which may be discounted for both probability of close and time.

When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”) with a debt security, the Company typically allocates its cost basis in the investment between debt securities and nominal cost equity at the time of origination.  If the Company is not reimbursed for investment or transaction related costs at the time an investment is made, the Company typically capitalizes those costs to the cost basis of the investment.

Interest income, adjusted for amortization of premium and accretion of discount on a yield to maturity methodology, is recorded on an accrual basis to the extent that such amounts are expected to be collected.  Origination and/or closing fees associated with investments in portfolio companies are accreted into income over the respective terms of the applicable loans.  Upon the prepayment of a loan or debt security, any unamortized original issue discount or market discount is recorded as interest income. Prepayment premiums are recorded on loans when received as interest income.  Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that the Company expects to collect such amounts.

For loans, debt securities, and preferred securities with contractual payment-in-kind interest or dividends, which represent contractual interest/dividends accrued and added to the loan balance or liquidation preference that generally becomes due at maturity, the Company will not ascribe value to payment-in-kind interest/dividends, if the portfolio company valuation indicates that the payment-in-kind interest is not collectible.  However, the Company may ascribe value to payment-in-kind interest if the health of the portfolio company and the underlying securities are not in question.  All payment-in-kind interest that has been added to the principal balance or capitalized is subject to ratification by the Valuation Committee.   For interest or deferred interest receivables purchased by the Company at a discount to their outstanding amount, the Company amortizes the discount using the effective yield method and records it as interest income over the life of the loan.  The Company will not ascribe value to the interest or deferred interest, if the Company has determined that the interest is not collectible.

Escrows from the sale of a portfolio company are generally valued at an amount, which may be expected to be received from the buyer under the escrow’s various conditions and discounted for both risk and time.

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies.  The Valuation Committee typically will look at the pricing of the security in which the guarantee provided support for the security and compare it to the price of a similar or hypothetical security without guarantee support.  The difference in pricing will be discounted for time and risk over the period in which the guarantee is expected to remain outstanding.

Investment Classification —As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control.”  “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments.  “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments.  Generally, under that 1940 Act, we are deemed to control a company in which we have invested if we own 25% or more of the voting securities of such company or have greater than 50% representation on its board.  We are deemed to be an affiliate of a company in which we have invested if we own 5% or more and less than 25% of the voting securities of such company.

Investment Transactions and Related Operating Income — Investment transactions and related revenues and expenses are accounted for on the trade date.  The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified.  Dividend income and distributions on investment securities is recorded on the ex-dividend date.  The tax characteristics of such distributions received from our Portfolio Companies will be determined by whether or not the distribution was made from the investment’s current taxable earnings and profits or accumulated taxable earnings and profits from prior years. Interest income, which includes accretion of discount and amortization of premium, if applicable, is recorded on the accrual basis to the extent that such amounts are expected to be collected.  Fee income includes fees for guarantees and services rendered by the Company or its wholly-owned subsidiary to Portfolio Companies and other third parties such as due diligence, structuring, transaction services, monitoring services, and investment advisory services. Guaranty fees are recognized as income over the related period of the guaranty. Due diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Monitoring and investment advisory services fees are generally recognized as income as the services are rendered.  Any fee income determined to be loan origination fees is accreted into income over the respective terms of the applicable loans and any original issue discount and market discount are capitalized and then amortized into income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized original issue discount or market discount is recorded as interest income.  For investments with PIK interest and dividends, we base income and dividend accrual on the valuation of the PIK notes or securities received from the borrower.  If the portfolio company indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, the Company does not accrue interest or dividend income on the notes or securities.

The functional currency of the Company is the U.S. Dollar. Assets and liabilities denominated in a currency other than the U.S. Dollar are translated into U.S. Dollars at the closing rates of exchange on the date of determination. Purchases and sales of investments and income and expenses denominated in currencies other than U.S. Dollars are translated at the rates of exchange on the respective dates of the transactions. The resulting gains and losses from such currency translation are included in the Consolidated Statement of Operations. The Company does not isolate the portion of the results of operations resulting from the changes in foreign exchange rates on investments from the fluctuation arising from changes in fair values of securities held. Such fluctuations are included with the Net Realized and Unrealized Gain (Loss) on Investments and foreign currency in the Consolidated Statement of Operations.

Cash and Cash Equivalents - For the purpose of the Consolidated Balance Sheets and Consolidated Statements of Cash Flows, the Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The Company places its cash and cash equivalents with financial institutions and cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit.  As of October 31, 2019, the Company had approximately $5.4 million in cash equivalents, approximately $5.0 million in restricted cash equivalents and approximately $1.3 million in cash totaling approximately $11.7 million.  Of the $1.3 million in cash and the $5.4 million in cash equivalents, approximately $1.0 million and $99,000, respectively, was held by MVC Cayman.  As of October 31, 2018, the Company had approximately $783,000 in cash equivalents, approximately $5.3 million in restricted cash and approximately $9.8 million in cash totaling approximately $15.9 million.  Of the $9.8 million in cash and $783,000 in cash equivalents, approximately $1.0 million and $100,000, respectively, was held by MVC Cayman.

Restricted Cash and Cash Equivalents - Cash and cash equivalent accounts that are not available to the Company for day—to-day use and are legally restricted are classified as restricted cash and cash equivalents.  Restricted cash and cash equivalents are carried at cost, which approximates fair value.  As of October 31, 2018, there was a $300,000 letter of credit for RuMe provided by a third party financial institution that MVC collateralized with cash, that was classified as restricted cash on the Company’s Consolidated Balance Sheets and was not a commitment as of October 31, 2019.  Also, as of October 31, 2018 and October 31, 2019, the Company had restricted cash or cash equivalents of $5.0 million related to the compensating balance requirement for Credit Facility III and Credit Facility IV (defined below), respectively.

Restricted Securities — The Company may invest in privately placed restricted securities.  These securities may be resold in transactions exempt from registration or to the public if the securities are registered.  Disposal of these securities may involve time-consuming negotiations and expense, and a prompt sale at an acceptable price may be difficult.

Reclassifications — Certain amounts from prior years have been reclassified to conform to the current year presentation.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date.

Income Taxes — To be taxed as a regulated investment company (“RIC”), the Company is required (amongst other things) to distribute to its shareholders, in a timely manner, at least 90% of its investment company taxable income and 90% of its net tax-exempt income each year.  If the Company distributes, in a calendar year, at least 98% of its ordinary income and 98.2% of its capital gain net income for the one year period ending October 31st of such calendar year (as well as any undistributed amounts from previous years), it will not be liable for to the 4% non-deductible federal excise tax on certain undistributed income of RICs.

Our consolidated operating subsidiary, MVCFS, is subject to federal and state income tax.  We use the liability method in accounting for income taxes.  Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the differences are expected to reverse.  A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. There were no uncertain tax positions as of October 31, 2019 that needed to be recorded or disclosed on the financial statements.  The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. During the fiscal year ended October 31, 2019, the Company did not incur any interest or penalties.  Although we file federal and state tax returns, our major tax jurisdiction is federal for the Company and MVCFS.  The fiscal years 2015, 2016, 2017 and 2018 for the Company and MVCFS remain subject to examination by the federal, state and local tax authorities.

4.                                      Management

On November 6, 2003, Michael Tokarz assumed his positions as Chairman, Portfolio Manager and Director of the Company. From November 6, 2003 to October 31, 2006, the Company was internally managed.  Effective November 1, 2006, Mr. Tokarz’s employment agreement with the Company terminated and the obligations under that agreement were superseded by those under the Advisory Agreement entered into with TTG Advisers.  Under the terms of the Advisory Agreement, the Company pays TTG Advisers a base management fee and an incentive fee for its provision of investment advisory and management services.

Our Board of Directors, including all of the Independent Directors, last approved a renewal of the Advisory Agreement at their in-person meeting held on October 31, 2019.

Under the terms of the Advisory Agreement, TTG Advisers determines, consistent with the Company’s investment strategy, the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes.  TTG Advisers also identifies and negotiates the structure of the Company’s investments (including performing due diligence on prospective Portfolio Companies), closes and monitors the Company’s investments, determines the securities and other assets purchased, retains or sells and oversees the administration, recordkeeping and compliance functions of the Company and/or third parties performing such functions for the Company.  TTG Advisers’ services under the Advisory Agreement are not exclusive, and it may furnish similar services to other entities.  Pursuant to the Advisory Agreement, the Company is required to pay TTG Advisers a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.  The base management fee is calculated at 2.0% per annum of the Company’s total assets excluding cash, the value of any investment in a Third-Party Vehicle covered by a Separate Agreement (as defined in the Advisory Agreement) and the value of any investment by the Company not made in portfolio companies (“Non-Eligible Assets”) but including assets purchased with borrowed funds that are not Non-Eligible Assets.  The incentive fee consists of two parts: (i) one part is based on our pre-incentive fee net operating income; and (ii) the other part is based on the capital gains realized on our portfolio of securities acquired after November 1, 2003.

The Advisory Agreement provides for an expense cap pursuant to which TTG Advisers will absorb or reimburse operating expenses of the Company, to the extent necessary to limit the Company’s expense ratio (the consolidated expenses of the Company, including any amounts payable to TTG Advisers under the base management fee, but excluding the amount of any interest and other direct borrowing costs, taxes, incentive compensation and extraordinary expenses taken as a percentage of the Company’s average net assets) to 3.5% in each of the 2009 and 2010 fiscal years.

On various dates, TTG Advisers and the Company entered into annual agreements to extend the expense cap of 3.5% to the 2011, 2012, 2013 and 2014 fiscal years (“Expense Limitation Agreement”).  The Company and the Adviser agreed to continue the expense cap into fiscal year 2015 and fiscal year 2016, though they lowered the expense cap to 3.25% and modified the methodology so that the cap is applied to limit the Company’s ratio of expenses to total assets less cash (the “Modified Methodology”), consistent with the asset level used to calculate the base management fee. (The expenses covered by the cap remain unchanged.)  On October 28, 2016, the Board of Directors, including all of the Independent Directors, approved the renewal of the Advisory Agreement for the 2017 fiscal year. Further, the Adviser agreed to continue to waive a portion of the base management fee so that it is reduced to 1.50% for fiscal year 2017. In March 2016, the Adviser agreed to modify its prior agreement to waive, effective November 1, 2015, the first $1.0 million of capital gains incentive fee due under the Advisory Agreement, such that the $1.0 million waiver of incentive fee would be applied to any incentive fee due under the agreement, whether it is a capital gains incentive fee or net operating income incentive fee.  Furthermore, the Company and the Adviser, similar to fiscal year 2016, agreed on an expense cap for fiscal years 2017 through 2019 of 3.25% under the Modified Methodology.  The amount of any payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers respecting the PE Fund continues to be excluded from the calculation of the Company’s expense ratio under the Expense Limitation Agreement.  In addition, for fiscal years 2010 through 2019, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement for its allocable portion of the compensation payable to certain officers of the Company, which may not exceed $200,000 per year in the aggregate (the “Voluntary Waiver”).  TTG Advisers also voluntarily agreed that any assets of the Company that are invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement.  As of October 31, 2019, the Company did not have an investment in an exchange traded fund.  In addition, the Adviser has agreed, effective November 1, 2017, to a revised management fee structure that ties management fees to the NAV discount5 as follows: (A) If the Company’s NAV discount is greater than 20%, the management fee for the current quarter is reduced to 1.25%; (B) If the NAV discount is between 10% and 20%, the management fee will be 1.50%; and (C) If the NAV discount is less than 10% or eliminated, the 1.50% management fee would be re-examined, but in no event would it exceed 1.75%.  For the quarter ended October 31, 2019, the effective management fee was 1.25%.

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund.  The PE Fund has closed on approximately $104 million of capital commitments.  The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company’s ability to make additional investments that represent more than 5% of its total assets or more than 10% of the outstanding voting securities of the issuer (“Non-Diversified Investments”) through the PE Fund. As previously disclosed, the Company may be restricted in its ability to make Non-Diversified Investments.  For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies and up to 30% of the carried interest generated by the PE Fund.  Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund.  In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to receive the balance of the fees generated by the PE Fund and its portfolio companies and a portion of any carried interest generated by the PE Fund.  Given this separate arrangement with the GP and the PE Fund (the “PM Agreement”), under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund. However, the Company’s limited partnership interest and GP interest in the PE Fund are subject to the PE Fund’s annual management fee, a portion of which, as described above, is retained by the Company and not paid out to TTG Advisers as portfolio

5  The NAV discount referred to herein is the average daily discount to NAV for a quarter.  The discount is determined using the most recently determined NAV per share, which is typically the prior quarter end’s NAV per share and the Company stock closing price on any given day for the quarter.

manager of the PE Fund.  During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners operations.  Previously, MVC Partners was presented as a Portfolio Company on the Consolidated Schedules of Investments.  The consolidation of MVC Partners has not had any material effect on the financial position or net results of operations of the Company.  There are additional disclosures resulting from this consolidation.

Management and portfolio fees (e.g., closing or monitoring fees) generated by the PE Fund (including its portfolio companies) that are paid to the GP are classified on the Consolidated Statements of Operations as Management fee income - Asset Management and Portfolio fee income - Asset Management, respectively.  The portion of such fees that the GP pays to TTG Advisers (in accordance with its PM Agreement described above) are classified on the Consolidated Statements of Operations as Management fee - Asset Management and Portfolio fees - Asset Management.  Under the PE Fund’s agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.

5.                                      Incentive Compensation

Effective November 1, 2006, Mr. Tokarz’s employment agreement with the Company terminated and the obligations under Mr. Tokarz’s agreement were superseded by those under the Advisory Agreement entered into with TTG Advisers.  Pursuant to the Advisory Agreement, the Company pays an incentive fee to TTG Advisers which is generally: (i) 20% of pre-incentive fee net operating income and (ii) 20% of cumulative aggregate net realized capital gains less aggregate unrealized depreciation (on our portfolio securities acquired after November 1, 2003).  TTG Advisers is entitled to an incentive fee with respect to our pre-incentive fee net operating income in each fiscal quarter as follows:  no incentive fee in any fiscal quarter in which our pre-incentive fee net operating income does not exceed the lower hurdle rate of 1.75% of net assets (the “Lower Hurdle Amount”), 100% of our pre-incentive fee net operating income with respect to that portion of such pre-incentive fee net operating income, if any, that exceeds the Lower Hurdle Amount but is less than 2.1875% of net assets in any fiscal quarter (the “Higher Hurdle Amount”) and 20% of the amount of our pre-incentive fee net operating income, if any, that exceeds 2.1875% of net assets in any fiscal quarter.  Under the Advisory Agreement, the accrual of the provision for incentive compensation for net realized capital gains is consistent with the accrual that was required under the employment agreement with Mr. Tokarz.

At October 31, 2016, the provision for estimated incentive compensation was approximately $1.9 million.  During the fiscal year ended October 31, 2017, this provision for incentive compensation was increased by a net amount of approximately $4.5 million to approximately $6.4 million, including both the pre-incentive fee net operating income and the capitals gains incentive fee.  The net increase in the provision for incentive compensation during the fiscal year ended October 31, 2017, primarily reflects the realized gain from the sale of U.S. Gas above the October 31, 2016 fair value which was partially offset by the realized loss on the sale of SGDA Europe and also reflects the Valuation Committee’s determination to increase the fair values of twelve of the Company’s portfolio investments (Advantage, Centile, Custom Alloy, Dukane, JSC Tekers, Legal Solutions, Morey’s, MVC Automotive, Pride, Quantum, U.S. Tech and Equus) by a total of approximately $14.1 million. The net increase in the provision also reflects the Valuation Committee’s determination to decrease the fair values of eleven of the Company’s portfolio investments (BAC,

HTI, Initials, MVC Environmental, RuMe, Turf, SCSD, Vestal, Security Holdings, SGDA Europe and Crius) by a total of approximately $14.5 million.  During the fiscal year ended October 31, 2017, the Company paid the Adviser the previously accrued $1.1 million incentive fee payment related to the net operating income for the quarter ended April 30, 2016.  As discussed in “Realized Gains and Losses on Portfolio Securities,” on July 5, 2017, the Company realized a gain of $115.9 million from the sale of U.S. Gas (the “U.S. Gas Sale”). Under the Advisory Agreement, this transaction triggered an incentive compensation payment obligation to TTG Advisers, which payment, under the Advisory Agreement, was not required to be made until soon after the completion of the audit of the fiscal 2017 financials. The fiscal 2017 incentive fee payment obligation to TTG Advisers was approximately $4.4 million. The Adviser has voluntarily agreed to defer the timing for collection of the portion of this payment obligation attributable to the portion of the proceeds of the U.S. Gas Sale not represented by cash proceeds (the “Deferred Portion”).  The portion of the payment obligation attributable to the cash portion of the realized gain, $1.9 million, was paid following the audit of the fiscal 2017 financials per the Advisory Agreement.  Also, for the quarter ended October 31, 2017, no payable was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income for the quarter did not exceed the hurdle rate.

At October 31, 2017, the provision for estimated incentive compensation was approximately $2.1 million.  During the fiscal year ended October 31, 2018, the provision for incentive compensation was decreased by a net amount of approximately $2.1 million to $0, including both the pre-incentive fee net operating income and the capital gain incentive fee.  The net decrease in the provision for incentive compensation reflects the realized loss on the U.S. Gas loan, the realized gain on the Centile equity and the Valuation Committee’s determination to decrease the fair values of sixteen of the Company’s portfolio investments (Advantage, Dukane, Equus, HTI, Initials, JSC Tekers, MVC Environmental, RuMe, Security Holdings, Trientis, Turf, U.S. Gas, SCSD, U.S. Tech, Centile escrow and Crius) by a total of approximately $23.7 million.  The net decrease in the provision also reflects the Valuation Committee’s determination to increase the fair values of five of the Company’s portfolio investments (Centile, Custom Alloy, Highpoint, Legal Solutions and MVC Automotive) by a total of approximately $8.1 million.  Also, for the quarter ended October 31, 2018, no payable was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income for the quarter did not exceed the hurdle rate.  For fiscal years ending on October 31, 2019 and October 31, 2020, the Adviser agreed to voluntarily modify the calculation of the Income Incentive Fee so that the fee accrued shall equal the lesser of: (i) the amount of the Income Incentive Fee computed and determined quarterly as currently set forth in the Advisory Agreement; and (ii) the amount of the Income Incentive Fee computed and determined on an annual basis (in lieu of quarterly). Further, regardless of the amount of Income Incentive Fee computed or accrued, the Adviser agreed to defer collection of any Income Incentive Fee due and payable for the fiscal year until after the completion of the annual audit for such fiscal year (the “Prior Incentive Fee Modification”). The Prior Incentive Fee Modification was superseded by the Current Incentive Fee Modification.

At October 31, 2018, the provision for estimated incentive compensation was $0.  During the fiscal year ended October 31, 2019, there was no change in the provision for incentive compensation as 20% of the cumulative aggregate net realized capital gains less aggregate unrealized depreciation was less than $0.  The payable for incentive compensation includes the Valuation Committee’s determination to decrease the fair values of ten of the Company’s portfolio investments (Advantage, Highpoint, Initials, Legal Solutions, MVC Environmental, RuMe, Trientis, U.S. Spray, U.S. Gas and Equus) by a total of approximately $17.9 million.  The provision also includes the Valuation

Committee’s determination to increase the fair values of twelve of the Company’s portfolio investments (Array, Black Diamond, Custom Alloy, Dukane, HTI, JSC Tekers, Security Holdings, Tuf-Tug, Turf, Crius, Centile escrow and MVC Automotive) by a total of approximately $12.8 million.  Also, for the quarter ended October 31, 2019, no payable was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income for the quarter did not exceed the hurdle rate. As of October 31, 2018, the balance of the Deferred Portion of the incentive compensation payable was approximately $2.5 million.  During the fiscal year ended October 31, 2019, the Company made an approximately $975,000 incentive compensation payment to TTG Advisers related to the sale of the Crius equity units, resulting in a balance of approximately $1.5 million as of October 31, 2019.

On October 31, 2019, per the Current Incentive Fee Modification, the Adviser indicated its voluntary agreement to modify the calculation of the Income Incentive Fee for the fiscal year ended October 31, 2020, so that the fee accrued shall be subject to the following additional provisions:  (A) in lieu of the “Lower Hurdle Amount” and the “Higher Hurdle Amount” set forth in the Advisory Agreement and in lieu of the Income Incentive Fee calculations applied on a quarterly basis under such agreement, the Income Incentive Fee will be computed pursuant to the calculations hereunder on an annual basis and shall be subject to a single 8 percent hurdle rate such that no Income Incentive Fee will be paid unless the pre-Incentive Fee net operating income for the fiscal year in which it is calculated exceeds 8 percent of the Fund’s aggregate NAV calculated as of the end of the fiscal year in which such fee is being calculated (the “New Hurdle Amount”) and the Income Incentive Fee shall be equal to the following: (i) 50% of the amount by which such pre-Incentive Fee net operating income for the fiscal year exceeds the New Hurdle Amount but is less than 8.75% (the “Catch-Up Hurdle”); and (ii) 20% of the amount by which such pre-Incentive Fee net operating income for the fiscal year equals or exceeds the Catch-Up Hurdle, subject to the qualifications/limitations below; (B) the Income Incentive Fee will be accrued only to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the fiscal year for which such fees are being calculated and the 2 preceding fiscal years (but no earlier than the year ended October 31, 2020) exceeds the cumulative Income Incentive Fees accrued and/or paid for such 2 fiscal years (but no earlier than the year ended October 31, 2020). For the foregoing purposes, the “cumulative net increases in net assets resulting from operations” is the amount for the fiscal year of: the sum of pre-Incentive Fee net investment income (loss), realized gains and realized appreciation resulting from the “Yield Portfolio” (as defined by mutual agreement between the Company and the Adviser), less any realized losses and unrealized depreciation attributable to the Yield Portfolio, provided that such reductions (for losses/depreciation) shall be reduced by the amount of any carried-interest gains generated from the MVC PE Fund over the year for which such fees are being calculated and the 2 preceding fiscal years (but no earlier than the year ended October 31, 2020), but only to the extent such carried-interest gains have not previously been applied to reduce losses/depreciation under this Clause (B); and (C) the amounts of any actual Income Incentive Fee payment reductions caused by application of clause (A) above (in lieu of applying the hurdle rates and catch up formula set forth in the Advisory Agreement) shall be credited against any unrealized depreciation or realized losses applied with respect to the application of Clause (B) above (on a one-time basis). Further, absent advance notice by the Adviser to the Board (at least 60 days’ prior to the fiscal year end), the Current Incentive Fee Modification shall continue automatically for each subsequent fiscal year.

6.                                      Dividends and Distributions to Shareholders

As a RIC, the Company is required to distribute to its shareholders, in a timely manner, at least 90% of its investment company taxable income and tax-exempt income each year.  If the Company distributes, in a calendar year, at least 98% of its income and 98.2% of its capital gains of such calendar year (as well as any portion of the respective 2% balances not distributed in the previous year), it will not be subject to the 4% non-deductible federal excise tax on certain undistributed income of RICs.

Dividends and capital gain distributions, if any, are recorded on the ex-dividend date.  Dividends and capital gain distributions are generally declared and paid quarterly according to the Company’s policy established on July 11, 2005. An additional distribution may be paid by the Company to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. Distributions can be made payable by the Company either in the form of a cash distribution or a stock dividend.  The amount and character of income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Company, differing treatments of expenses paid by the Company, timing differences and differing characterizations of distributions made by the Company.  Key examples of the primary differences in expenses paid are the accounting treatment of MVCFS (which is consolidated for GAAP purposes, but not income tax purposes) and the variation in treatment of incentive compensation expense.  Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications and may affect the allocation between net operating income, net realized gain (loss) and paid-in capital.

All of our shareholders who hold shares of common stock in their own name will automatically be enrolled in our dividend reinvestment plan (the “Plan”). All such shareholders will have any cash dividends and distributions automatically reinvested by the Plan Agent in additional shares of our common stock. Of course, any shareholder may elect to receive his or her dividends and distributions in cash. Currently, the Company has a policy of seeking to pay quarterly dividends to shareholders. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual shareholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by any nominee as being registered for shareholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, shareholders must notify the Plan Agent, broker or other entity that holds the shares.

For the Fiscal Year Ended October 31, 2019

On December 21, 2018, the Company’s Board of Directors declared a dividend of $0.15 per share.  The dividend was paid on January 9, 2019 to shareholders of record on January 2, 2019 and totaled approximately $2.7 million.

During the quarter ended January 31, 2019, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 9,949 shares of our common stock at an average price of $8.92, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On April 12, 2019, the Company’s Board of Directors declared a dividend of $0.15 per share.  The dividend was paid on April 30, 2019 to shareholders of record on April 23, 2019 and totaled approximately $2.7 million.

During the quarter ended April 30, 2019, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 9,833 shares of our common stock at an average price of $9.13, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On July 15, 2019, the Company’s Board of Directors declared a dividend of $0.15 per share.  The dividend was paid on July 31, 2019 to shareholders of record on July 25, 2019 and totaled approximately $2.7 million.

During the quarter ended July 31, 2019, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 9,761 shares of our common stock at an average price of $9.35, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On October 15, 2019, the Company’s Board of Directors declared a dividend of $0.17 per share.  The dividend was paid on October 31, 2019 to shareholders of record on October 25, 2019 and totaled approximately $3.0 million.

During the quarter ended October 31, 2019, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 11,542 shares of our common stock at an average price of $9.10, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

For the Fiscal Year Ended October 31, 2018

On December 19, 2017, the Company’s Board of Directors declared a dividend of $0.15 per share.  The dividend was paid on January 8, 2018 to shareholders of record on December 29, 2017 and totaled approximately $2.8 million.

During the quarter ended January 31, 2018, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 7,670 shares of our common stock at an average price of $10.84, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On April 13, 2018, the Company’s Board of Directors declared a dividend of $0.15 per share.  The dividend was paid on April 30, 2018 to shareholders of record on April 25, 2018 and totaled approximately $2.8 million.

During the quarter ended April 30, 2018, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 8,349 shares of our common stock at an average price of $10.10, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On July 16, 2018, the Company’s Board of Directors declared a dividend of $0.15 per share.  The dividend was paid on July 31, 2018 to shareholders of record on July 26, 2018 and totaled approximately $2.8 million.

During the quarter ended July 31, 2018, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 9,024 shares of our common stock at an average price of $9.52, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On October 15, 2018, the Company’s Board of Directors declared a dividend of $0.15 per share.  The dividend was paid on October 31, 2018 to shareholders of record on October 25, 2018 and totaled approximately $2.7 million.

During the quarter ended October 31, 2018, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 9,655 shares of our common stock at an average price of $9.10, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

For the Fiscal Year Ended October 31, 2017

On December 20, 2016, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on January 6, 2017 to shareholders of record on December 30, 2016 and totaled approximately $3.0 million.

During the quarter ended January 31, 2017, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 7,676 shares of our common stock at an average price of $8.56, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On April 13, 2017, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on April 28, 2017 to shareholders of record on April 24, 2017 and totaled approximately $3.0 million.

During the quarter ended April 30, 2017, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 7,451 shares of our common stock at an average price of $9.01, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On July 14, 2017, the Company’s Board of Directors declared a dividend of $0.135 per share.  The dividend was paid on July 31, 2017 to shareholders of record on July 24, 2017 and totaled approximately $3.0 million.

During the quarter ended July 31, 2017, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 6,597 shares of our common stock at an average price of $10.32, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

On October 10, 2017, the Company’s Board of Directors declared a dividend of $0.15 per share.  The dividend was paid on October 31, 2017 to shareholders of record on October 24, 2017 and totaled approximately $3.2 million.

During the quarter ended October 31, 2017, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 7,611 shares of our common stock at an average price of $10.80, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

7.                                      Transactions with Other Parties

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company.  For example, the Company has a Code of Ethics that generally prohibits, among others, any officer or director of the Company from engaging in any transaction where there is a conflict between such individual’s personal interest and the interests of the Company.  As a business development company, the 1940 Act also imposes regulatory restrictions on the Company’s ability to engage in certain related-party transactions.  However, the Company is permitted to co-invest in certain portfolio companies with its affiliates to the extent consistent with applicable law or regulation and, if necessary, subject to specified conditions set forth in an exemptive order obtained from the SEC.  On August 28, 2017, the Company received an exemptive order from the SEC (the “Order”) that allows it to co-invest, subject to certain conditions, with certain affiliated private funds in first lien, second lien, mezzanine, structured debt and structured equity investments in small and middle market businesses and to undertake certain “follow-on” investments in companies in which the Fund has already co-invested pursuant to the Order. The Adviser has formed the TTGA C-I MMF LP (the “Private Fund”) & TTGA C-1 LP funds, which were co-applicants for the granted exemptive relief.  For the fiscal year ended October 31, 2018 and October 31, 2019, there were 6 and 1 investments, respectively, made pursuant to the Order.  See Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations, “Portfolio Investments” for more information.  As a matter of policy, our Board has required that any related-party transaction (as defined in Item 404 of Regulation S-K) must be subject to the advance consideration and approval of the Independent Directors, in accordance with applicable procedures set forth in Section 57(f) of the 1940 Act.

The Company has receivables from portfolio companies for costs incurred by the Company related to its monitoring activities, which are expected to be collected and amounted to approximately $1.1 million for 2019 and approximately $882,000 for 2018, net of allowance.  The Company also pays TTG Advisers for costs incurred by TTG Advisers associated with monitoring activities related to the Company’s portfolio companies in accordance with the Advisory Agreement.

The principal equity owner of TTG Advisers is Mr. Tokarz, our Chairman.  Our senior officers and Mr. Holtsberg, a Director of the Company, have other financial interests in TTG Advisers (i.e., based on TTG Advisers’ performance).  In addition, our officers and the officers and employees of TTG Advisers may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by TTG Advisers or our affiliates.  However, TTG Advisers intends to allocate investment opportunities in a fair and equitable manner.  Our Board of Directors has approved a specific policy in this regard that is set forth in this Form 10-K.

8.                                      Concentration of Market and Credit Risk

Financial instruments that subjected the Company to concentrations of market risk consisted principally of equity investments, subordinated notes, debt instruments and escrow receivables (other than cash equivalents), which collectively represented approximately 94.3% and 93.8% of the Company’s total assets at October 31, 2019 and October 31, 2018, respectively. As discussed in Note 9, these investments consist of securities in companies with no readily determinable market values and as such are valued in accordance with the Company’s fair value policies and procedures. The Company’s investment strategy represents a high degree of business and financial risk due to the fact that the Company’s portfolio investments (other than cash equivalents) are generally illiquid, in small and middle market companies, and include foreign investments (which subject the Company to additional risks such as currency, geographic, demographic and operational risks), entities with little operating history or entities that possess operations in new or developing industries. These investments, should they become publicly traded, would generally be (i) subject to restrictions on resale, if they were acquired from the issuer in private placement transactions; and (ii) susceptible to market risk.  Additionally, we are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore may invest a significant portion of our assets in a relatively small number of portfolio companies, which gives rise to a risk of significant loss should the performance or financial condition of one or more portfolio companies deteriorate.  As of October 31, 2019, the fair value of our largest investment, Security Holdings B.V. (“Security Holdings”), comprised 12.3% of our total assets and 19.5% of our net assets.  The Company’s investments in short-term securities are generally in U.S. government securities, with a maturity of greater than three months but generally less than one year or other high quality and highly liquid investments.  The Company considers all money market and other cash investments purchased with an original maturity of less than three months to be cash equivalents.

The following table shows the portfolio composition by industry grouping at fair value as a percentage of net assets as of October 31, 2019 and October 31, 2018.

	October 31, 2019	October 31, 2018
Electrical Engineering	19.55%	18.06%
Manufacturer of Pipe Fittings	17.62%	12.98%
Energy Services	16.22%	24.36%
Automotive Dealerships	12.17%	11.49%
Food Services	7.23%	7.27%
Supply Chain Equipment Manufacturer	6.58%	6.62%
Private Equity	5.51%	9.03%
Business Services	5.34%	5.26%
Electronics Component Manufacturing	5.01%	4.36%
Consumer Products	4.40%	5.53%
Distributor - Landscaping and Irrigation Equipment	3.77%	3.72%
Equipment Rental	3.74%	3.34%
Plastic Injection Molding	3.51%	0.00%
Insurance	3.30%	3.90%
Consulting	3.09%	0.00%
Equipment Manufacturer	2.85%	0.00%
Technology Investment - Financial Services	2.79%	2.20%
Information Technology Products and Services	2.77%	2.70%
Engineering and Construction Management	2.65%	0.00%
Medical Equipment Manufacturer	2.56%	0.00%
Safety Equipment Manufacturer	2.55%	2.49%
Electronics Manufacturing and Repair	2.41%	2.43%
Government Services	2.28%	2.27%
Real Estate Management	2.15%	1.80%
Regulated Investment Company	2.14%	3.84%
Specialty Chemicals	2.11%	3.70%
Welding Equipment Manufacturer	1.99%	1.95%
Defense/Aerospace Parts Manufacturing	1.57%	1.62%
Marketing	1.32%	0.00%
Environmental Services	0.08%	0.56%
Software	0.00%	1.65%
	149.26%	143.13%

The following table shows the portfolio composition by geographic region at fair value as a percentage of total assets as of October 31, 2019 and October 31, 2018.

	October 31, 2019	October 31, 2018
Northeast	21.57%	20.81%
Europe	21.37%	20.59%
Southeast	21.18%	21.46%
Midwest	17.69%	13.45%
West	7.72%	6.28%
Southwest	2.34%	3.82%
Puerto Rico	2.07%	2.55%
Canada	0.00%	4.54%
	93.94%	93.50%

The Company is classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of portfolio companies in a limited number of industries.  Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may continue to be significantly represented among our investments.  To the extent that we have large positions in the securities of a small number of portfolio companies, we are subject to an increased risk of significant loss should the performance or financial condition of these portfolio companies or their respective industries deteriorate.  We may also be more susceptible to any single economic or regulatory occurrence as a result of holding large positions in a small number of portfolio companies.

9.             Portfolio Investments

Pursuant to the requirements of the 1940 Act and ASC 820, we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with Valuation Procedures adopted by our Board of Directors.  As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors’ supervision and pursuant to our Valuation Procedures.

The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by ASC 820. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

•                  Level 1: Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. We use Level 1 inputs for investments in publicly traded unrestricted securities for which we do not have a controlling interest. Such investments are valued at the closing price on the measurement date.  We valued one of our investments using Level 1 inputs as of October 31, 2019.

•                  Level 2: Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly or other inputs that are observable or can be corroborated by observable market data. Additionally, the Company’s interests in Investment Vehicles that can be withdrawn by the Company at the net asset value reported by such Investment Vehicle as of the measurement date or within six months of the measurement date are generally categorized as Level 2 investments.

•                  Level 3: Level 3 inputs are unobservable and cannot be corroborated by observable market data. Additionally, included in Level 3 are the Company’s interests in Investment Vehicles from which the Company cannot withdraw at the net asset value reported by such Investment Vehicles as of the measurement date, or within six months of the measurement date.  We use Level 3 inputs for measuring the fair value of substantially all of our investments. See Note 3 “Significant Accounting Policies” for the investment valuation policies used to determine the fair value of these investments.

As noted above, the interests in Investment Vehicles are included in Level 2 or 3 of the fair value hierarchy.  In determining the appropriate level, the Company considers the length of time until the investment is redeemable, including notice and lock-up periods and any other restriction on the disposition of the investment.  The Company also considers the nature of the portfolios of the underlying Investment Vehicles and such vehicles’ ability to liquidate their investment.

The following fair value hierarchy table sets forth our investment portfolio by level as of October 31, 2019 and 2018 (in thousands):

	October 31, 2019
	Level 1	Level 2	Level 3	Investment measured at NAV	Total
Senior/Subordinated Loans and credit facilities	$—	$—	$242,177	$—	$242,177
Common Stock	4,874	—	3,344	—	8,218
Preferred Stock	—	—	20,238	—	20,238
Warrants	—	—	2,837	—	2,837
Common Equity Interest	—	—	54,209	—	54,209
LP Interest of the PE Fund	—	—	—	12,253	12,253
GP Interest of the PE Fund	—	—	—	313	313
Guarantees and letters of credit	—	—	(727)	—	(727)
Escrow Receivable	—	—	1,135	—	1,135
Short-term investments	—	—	—	—	—
Total	$4,874	$—	$323,213	$12,566	$340,653

	October 31, 2018
	Level 1	Level 2	Level 3	Investment measured at NAV	Total
Senior/Subordinated Loans and credit facilities	$—	$—	$175,781	$—	$175,781
Common Stock	24,457	—	6,150	—	30,607
Preferred Stock	—	—	47,060	—	47,060
Warrants	—	—	401	—	401
Common Equity Interest	—	—	50,186	—	50,186
LP Interest of the PE Fund	—	—	—	19,972	19,972
GP Interest of the PE Fund	—	—	—	501	501
Guarantees and letters of credit	—	—	(2,867)	—	(2,867)
Escrow Receivable	—	—	969	—	969
Total	$24,457	$—	$277,680	$20,473	$322,610

A review of fair value hierarchy classifications is conducted on a quarterly basis.  Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities.  Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the period in which the reclassifications occur.  During the fiscal year ended October 31, 2019 and October 31, 2018, there were no transfers in and out of Level 1 or 2.

The following tables set forth a summary of changes in the fair value of investment assets and liabilities measured using Level 3 inputs for the fiscal years ended October 31, 2019 and October 31, 2018 (in thousands):

	Balances, November 1, 2018	Realized Gains (Losses) (1)	Reversal of Prior Year (Appreciation) Depreciation on Realization (2)	Unrealized Appreciation (Depreciation) (3)	Purchases (4)	Sales (5)	Transfers In & Out of Level 3	Balances, October 31, 2019	Total Loss for the year Included in Earnings Attibutable to the Change in Unrealized Appreciation (Depreciation) on Investments held as of October 31, 2019
Senior/Subordinated Loans and credit facilities	$175,781	$1,421	$5,994	$(3,795)	$83,907	$(21,131)	$—	$242,177	$(4,670)
Common Stock	6,150	(14,424)	3,140	(3,572)	12,170	(120)	—	3,344	(3,572)
Preferred Stock	47,060	3,223	276	(440)	2,591	(32,472)	—	20,238	(440)
Warrants	401	—	—	1,673	763	—	—	2,837	1,673
Common Equity Interest	50,186	—	—	3,023	1,000	—	—	54,209	3,023
Guarantees and letters of credit	(2,867)	—	2,399	(259)	—	—	—	(727)	(259)
Escrow Receivable	969	166	—	—	—	—	—	1,135	—
Total	$277,680	$(9,614)	$11,809	$(3,370)	$100,431	$(53,723)	$—	$323,213	$(4,245)

	Balances, November 1, 2017	Realized Gains (Losses) (1)	Reversal of Prior Year (Appreciation) Depreciation on Realization (2)	Unrealized Appreciation (Depreciation) (3)	Purchases (4)	Sales (5)	Transfers In & Out of Level 3	Balances, October 31, 2018	Total Loss for the year Included in Earnings Attibutable to the Change in Unrealized Appreciation (Depreciation) on Investments held as of October 31, 2018
Senior/Subordinated Loans and credit facilities	$153,271	$(2,999)	$2,999	$(8,284)	$65,128	$(34,334)	$—	$175,781	$(8,284)
Common Stock	5,937	—	—	(537)	750	—	—	6,150	(537)
Preferred Stock	25,725	—	—	2,749	18,586	—	—	47,060	2,749
Warrants	1,403	—	—	(1,471)	469	—	—	401	(1,471)
Common Equity Interest	56,068	3,455	(3,756)	1,399	—	(6,980)	—	50,186	908
Guarantees and letters of credit	(551)	—	—	(2,193)	(123)	—	—	(2,867)	(2,193)
Escrow Receivable	—	(223)	—	—	1,192	—	—	969	—
Total	$241,853	$233	$(757)	$(8,337)	$86,002	$(41,314)	$—	$277,680	$(8,828)

(1)         Included in net realized gain (loss) on investments in the Consolidated Statements of Operations.

(2)         Included in net unrealized appreciation (depreciation) of investments in the Consolidated Statements of Operations related to securities disposed of during the fiscal year ended October 31, 2019 and October 31, 2018, respectively.

(3)         Included in net unrealized appreciation (depreciation) of investments in the Consolidated Statements of Operations related to securities held during the fiscal year ended October 31, 2019 and October 31, 2018, respectively.

(4)         Includes increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, premiums and closing fees and the exchange of one or more existing securities for new securities.  For the fiscal year ended October 31, 2019 and October 31, 2018, a total of approximately $5.9 million and $3.2 million, respectively, of PIK interest and dividends and amortization of discounts and fees are included.

(5)         Includes decreases in the cost basis of investments resulting from principal repayments or sales.

In accordance with ASU 2011-04, the following table summarizes information about the Company’s Level 3 fair value measurements as of October 31, 2019 and October 31, 2018 (Fair Value is disclosed in thousands):

Quantitative Information about Level 3 Fair Value Measurements*

	Fair value as of			Range				Weighted
	10/31/2019	Valuation technique	Unobservable input	Low		High		average (a)

Common Stock (c) (d)	$3,344	Adjusted Net Asset Approach	Real Estate Appraisals	N/A		N/A		N/A

		Market Approach	EBITDA Multiple	6.0	x	7.5	x	6.6	x

		Income Approach	Discount Rate	12.7%		12.7%		12.7%
			Perpetual Growth Rate of Free Cash Flow	2.0%		2.0%		2.0%

Senior/Subordinated loans and credit facilities (b) (d)	$242,177	Market Approach	EBITDA Multiple	6.0	x	8.0	x	7.5	x
			Forward EBITDA Multiple	8.5	x	8.5	x	8.5	x
			Revenue Multiple	0.5	x	1.4	x	1.2	x

		Income Approach	Required Rate of Return	8.6%		17.4%		14.1%
			Discount Rate	14.1%		15.6%		15.1%
			Perpetual Growth Rate of Free Cash Flow	2.0%		2.5%		2.3%

		Adjusted Net Asset Approach	Real Estate Appraisals	N/A		N/A		N/A
			Discount on Liquidation of Assets	17.5%		25.0%		24.1%

Common Equity Interest	$54,209	Market Approach	Forward EBITDA Multiple	8.5	x	8.5	x	8.5	x
			EBITDA Multiple	7.0	x	7.0	x	7.0	x

		Adjusted Net Asset Approach	Real Estate Appraisals	N/A		N/A		N/A

		Income Approach	Discount Rate	15.6%		15.6%		15.6%
			Perpetual Growth Rate of Free Cash Flow	2.5%		2.5%		2.5%

Preferred Stock (c)	$20,238	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%		10.0%		4.0%
			Real Estate Appraisals	N/A		N/A		N/A

		Market Approach	Revenue Multiple	1.4	x	1.4	x	1.4	x
			% of AUM	0.72%		0.72%		0.72%
			Illiquidity Discount	35.0%		35.0%		35.0%
			Multiple of Book Value	1.0	x	1.0	x	1.0	x
			EBT Multiple	19.5	x	19.5	x	19.5	x

		Income Approach	Discount Rate	12.9%		14.1%		13.1%
			Perpetual Growth Rate of Free Cash Flow	2.0%		2.5%		2.4%

Warrants	$2,837	Market Approach	EBITDA Multiple	6.0	x	6.0	x	6.0	x

Guarantees / Letters of Credit	$(727)	Income Approach	Discount Rate	6.5%		20.0%		17.0%

Escrows	$1,135	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%		0.0%		0.0%

Total	$323,213

Notes:

(a) Calculated based on fair values.

(b) Certain investments are priced using non-binding broker or dealer quotes.

(c) Certain common and preferred stock investments are fair valued based on liquidation-out preferential rights held by the Company.

(d) Real estate appraisals are performed by independent third parties and the Company does not have reasonable access to the underlying unobservable inputs.

* The above table excludes certain investments whose fair value is zero due to certain specific situations at the portfolio company level.

Quantitative Information about Level 3 Fair Value Measurements*

	Fair value as of			Range				Weighted
	10/31/2018	Valuation technique	Unobservable input	Low		High		average (a)
Common Stock (c) (d)	$6,150	Adjusted Net Asset Approach	Real Estate Appraisals	N/A		N/A		N/A
		Market Approach	Forward EBITDA Multiple	7.0	x	7.0	x	7.0	x
Senior/Subordinated loans and credit facilities (b) (d)	$175,781	Market Approach	EBITDA Multiple	8.5	x	8.5	x	8.5	x
			Forward EBITDA Multiple	5.0	x	7.5	x	7.0	x
			Revenue Multiple	1.6	x	1.6	x	1.6	x
		Income Approach	Required Rate of Return	8.9%		26.8%		13.0%
			Discount Rate	12.6%		16.0%		14.9%
			Perpetual Growth Rate of Free Cash Flow	2.0%		3.0%		2.7%
		Adjusted Net Asset Approach	Real Estate Appraisals	N/A		N/A		N/A
			Discount on Liquidation of Assets	17.5%		82.5%		45.6%
Common Equity Interest	$50,186	Market Approach	Forward EBITDA Multiple	6.5	x	7.5	x	7.1	x
		Adjusted Net Asset Approach	Real Estate Appraisals	N/A		N/A		N/A
		Income Approach	Discount Rate	16.0%		16.0%		16.0%
			Perpetual Growth Rate of Free Cash Flow	3.0%		3.0%		3.0%
Preferred Stock (c)	$47,060	Adjusted Net Asset Approach	Discount to Net Asset Value	1.0%		20.0%		7.0%
			Real Estate Appraisals	N/A		N/A		N/A
		Market Approach	Revenue Multiple	1.6	x	1.6	x	1.6	x
			Forward EBITDA Multiple	7.0	x	7.0	x	7.0	x
			% of AUM	0.70%		0.70%		0.70%
			Illiquidity Discount	45.0%		45.0%		45.0%
			Multiple of Book Value	1.0	x	1.0	x	1.0	x
			EBT Multiple	13.5	x	13.5	x	13.5	x
		Income Approach	Discount Rate	12.6%		14.6%		13.6%
			Perpetual Growth Rate of Free Cash Flow	2.0%		2.5%		2.2%
			Required Rate of Return	16.4%		18.4%		17.1%
Warrants	$401	Market Approach	EBITDA Multiple	7.1	x	7.1	x	7.1	x
Guarantees / Letters of Credit	$(2,867)	Income Approach	Discount Rate	6.5%		20.0%		17.6%
Escrows	$969	Income Approach	Discount Rate	18.9%		18.9%		18.9%
Total	$277,680

Notes:

(a) Calculated based on fair values.

(b) Certain investments are priced using non-binding broker or dealer quotes.

(c) Certain common and preferred stock investments are fair valued based on liquidation-out preferential rights held by the Company.

(d) Real estate appraisals are performed by independent third parties and the Company does not have reasonable access to the underlying unobservable inputs.

* The above table excludes certain investments whose fair value is zero due to certain specific situations at the portfolio company level.

ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements related to the application of the highest and best use and valuation premise concepts for financial and nonfinancial instruments, measuring the fair value of an instrument classified in equity, and disclosures about fair value measurements.  ASU 2011-04 requires additional disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy, including the valuation processes used by the reporting entity, the sensitivity of the fair value to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any.

Following are descriptions of the sensitivity of the Level 3 recurring fair value measurements to changes in the significant unobservable inputs presented in the above table.  For securities utilizing the income approach valuation technique, a significant increase (decrease) in the discount rate, risk premium or discount for lack of marketability would result in a significantly lower (higher) fair value measurement. The discount for lack of marketability used to determine fair value may include other factors such as liquidity or credit risk. Generally, a change in the discount rate is accompanied by a directionally similar change in the risk premium and discount for lack of marketability.  For securities utilizing the market approach valuation technique, a significant increase (decrease) in the EBITDA, revenue multiple or other key unobservable inputs listed in the above table would result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in the discount for lack of marketability would result in a significantly lower (higher) fair value measurement. The discount for lack of marketability used to determine fair value may include other factors such as liquidity or credit risk.  For securities utilizing an adjusted net asset approach valuation technique, a significant increase (decrease) in the price to book value ratio, discount rate or other key unobservable inputs listed in the above table would result in a significantly higher (lower) fair value measurement.

For the Fiscal Year Ended October 31, 2019

During the fiscal year ended October 31, 2019, the Company made six new investments, committing capital that totaled approximately $32.4 million.  Pursuant to an exemptive order received by the Company from the SEC (the “Order”), that allows the Company to co-invest, subject to certain conditions, with certain affiliated private funds as described in the Order, each of the Company and the Private Fund co-invested in GTM ($1.9 million investment for the Company).  The Company also invested in Powers ($6.5 million), IPCC ($8.0 million), Jedson ($6.0 million), SMA ($7.0 million) and Global Prairie ($3.0 million).

During the fiscal year ended October 31, 2019, the Company made follow-on investments in six portfolio companies that totaled approximately $12.5 million.  On December 21, 2018, the Company loaned an additional $2.0 million to Custom Alloy in the form of a second lien loan with an interest rate of 11% and a maturity date of December 23, 2019.  During the fiscal year ended October 31, 2019, the Company loaned approximately $1.4 million to RuMe and received a new warrant.  On June 7, 2019, the Company invested approximately $3.9 million in GTM increasing the second lien loan by $3.5 million and investing approximately $420,000 for additional common shares.  During the fiscal year ended October 31, 2019, Custom Alloy borrowed approximately $2.1 million on its revolving credit facility with a 15% interest rate and a maturity date of April 30, 2020.  On July 15, 2019, the Company loaned an additional $1.0 million to HTI increasing its second lien loan to approximately $11.4 million as of October 31, 2019.  On September 10, 2019, the Company invested $1.0 million in MVC Automotive in the form of additional common equity.  On September 26, 2019, the Company loaned approximately $552,000 to Security Holdings, increasing the senior subordinated loan to approximately $6.0 million as of October 31, 2019.

On November 9, 2018, Custom Alloy repaid its first lien loan in full, including all accrued interest.

On November 13, 2018, Custom Alloy repaid its $1.4 million second lien loan in full, including all accrued interest.

On November 27, 2018, the Company funded approximately $3.0 million related to the MVC Environmental letter of credit, which was called by the beneficiary.

On December 27, 2018, the Company received proceeds of approximately $7.5 million from the PE Fund related to the sale of Plymouth Rock Energy, LLC, a portfolio company of the PE Fund.  The Company’s pro-rata share of the PE Fund’s cost basis in the Plymouth Rock Energy, LLC investment totaled approximately $2.5 million, resulting in a realized gain of approximately $5.0 million.  The Company also received a carried interest payment from the PE Fund of approximately $173,000 related to the sale, which was recorded as additional realized gains.

On December 27, 2018, the Company received a dividend of approximately $543,000 from the PE Fund related to Focus Pointe Global.

On February 7, 2019, Vistra Energy and Crius announced that they entered into a definitive agreement pursuant to which Vistra Energy will acquire Crius for cash consideration of CAN$7.57 per trust unit.  On February 20, 2019, Vistra Energy agreed to increase its acquisition price for Crius to CAN$8.80 per trust unit, an increase of CAN$1.23 per trust unit.

On April 26, 2019, RuMe made a principal payment on the revolver of $500,000 and Morey’s made a principal payment of approximately $591,000 on its second lien loan.

On April 30, 2019, Custom Alloy redeemed its series A, B and C preferred shares and consolidated its second lien loans in exchange for two second lien loans of approximately $32.5 million and $6.1 million with interest rates of 15% and maturity dates of April 30, 2022.  The Company also funded approximately $595,000 as part of the transaction related to the $6.1 million second lien loan.  The Company realized a gain of approximately $3.2 million and approximately $2.3 million of PIK interest and dividends associated with the transaction. Also on April 30, 2019, the Company provided Custom Alloy a $3.0 million line of credit with a 15% interest rate and a maturity date of April 30, 2020.  There was no amount outstanding as of April 30, 2019.

On June 14, 2019, Array made a principal payment of approximately $114,000 on its second lien loan.

On June 19, 2019, Essner made a principal payment of approximately $78,000 on its first lien loan.

On July 1, 2019, Turf made a principal payment of $70,000 on its third lien loan.

On July 15, 2019, the Company’s Crius trust units were sold for $6.71 per share resulting in total proceeds of approximately $22.0 million.  The Company realized a loss of approximately $3.8 million as a result of this transaction.

On July 29, 2019, the Company sold 608,310 shares of Equus common stock for approximately $1.0 million, resulting in a realized loss of approximately $219,000.

On August 12, 2019, the Company sold 608,310 common shares of Equus totaling approximately $985,000 in proceeds and resulting in a realized loss of approximately $268,000.

On August 12, 2019, the Company converted the MVC Environmental loan, unpaid expenses and accrued interest to additional cost basis in the common stock of MVC Environmental, resulting in a realized gain of approximately $1.4 million.

On September 13, 2019, the Company sold the common stock of MVC Environmental, receiving proceeds of $45,000 which resulted in a realized loss of approximately $14.4 million.

On October 1, 2019, Tin Roof repaid its $3.8 million loan in full, including all accrued interest.  Also during the fiscal year ended October 31, 2019, Tin Roof made principal payments totaling approximately $99,000.

On October 17, 2019, the Company recorded a $1.6 million realized gain associated with a settlement, which is expected to be paid in November 2019, related to a former portfolio company, G3K Display, Inc.  The Company incurred costs of approximately $543,000 related to the settlement.

During the quarter ended January 31, 2019, the Valuation Committee increased the fair value of the Company’s investments in: Black Diamond loan and warrant by approximately $767,000, Custom Alloy second lien loans, series A preferred stock, series B preferred stock and series C preferred stock by a net total of approximately $2.3 million, Dukane loan by $286, Foliofn preferred stock by $32,000, Highpoint loan by approximately $252, HTI loan by approximately $80,000, JSC Tekers preferred stock by approximately $82,000, Security Holdings equity and letter of credit by a net total of $25,000, Turf loan by approximately $15,000 and the Centile escrow by $49,000. In addition, increases in the cost basis of the loans to HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Array, GTM, Tin Roof, Tuf-Tug and Security Holdings were due to the capitalization of PIK interest totaling approximately $964,000.  The Valuation Committee also decreased the fair value of the Company’s investments in: Advantage preferred stock by approximately $244,000, Essner loan by approximately $21,000, Initials loan by approximately $412,000, Legal Solutions loan by approximately $118,000, MVC Automotive equity by approximately $117,000, MVC Environmental loan by approximately $875,000 and common stock by approximately $3.0 million,  MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $1.1 million, RuMe series B-1 preferred stock, guarantee and letter of credit by a net total of approximately $308,000, Trientis loan by approximately $77,000, U.S. Tech loan by approximately $23,000 and the U.S. Gas loan by approximately $797,000.

During the quarter ended April 30, 2019, the Valuation Committee increased the fair value of the Company’s investments in: Array loan by approximately $62,000, Black Diamond loan and warrant by a net total of approximately $126,000, Dukane loan by approximately $10,000, Essner loan by approximately $21,000,  Foliofn preferred stock by $369,000, Highpoint loan by approximately $264, HTI loan by approximately $65,000, Initials loan by approximately $5,000, MVC Automotive equity by approximately $747,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $833,000, Security Holdings equity and letter of credit by a net total of approximately $3.7 million, Trientis loan by approximately $40,000, Turf loans by approximately $94,000, U.S. Tech loan by approximately $23,000, U.S. Gas loan by approximately $357,000 and the Centile escrow by approximately $29,000.  In addition, increases in the cost basis of the loans to HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Array, GTM, Tin Roof, Tuf-Tug, Security Holdings and the Custom Alloy preferred stock were due to the capitalization of PIK interest/dividends totaling approximately $3.4 million.  The Valuation Committee also decreased the fair value of the Company’s investments in: Advantage preferred stock by approximately $674,000, Custom Alloy loans by a total of approximately $504,000, JSC Tekers preferred stock by approximately $48,000, RuMe series B-1 preferred stock and letter of credit by a total of approximately $1.8 million and the U.S. Spray common stock by $3.1 million.

During the quarter ended July 31, 2019, the Valuation Committee increased the fair value of the Company’s investments in: Centile escrow by approximately $38,000, Custom Alloy loans by a total of approximately $115,000, Dukane loan by approximately $1,000, Foliofn preferred stock by $389,000, HTI loan by approximately $47,000, JSC Tekers preferred stock by approximately $60,000 and Turf loans by approximately $124,000.  In addition, increases in the cost basis of the loans to HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Array, GTM, Tin Roof, Tuf-Tug, Security Holdings, Jedson and Custom Alloy were due to the capitalization of PIK interest/dividends totaling approximately $780,000.  The Valuation Committee also decreased the fair value of the Company’s investments in: Array loan by approximately $1,000, Black Diamond loan and warrant by a net total of approximately $8,000, Highpoint loan by approximately $51,000, Initials loan by approximately $281,000, MVC Automotive equity by approximately $256,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $399,000, RuMe series B-1 preferred stock and letter of credit by a total of approximately $113,000, Security Holdings equity and letter of credit by a net total of approximately $1.2 million, Trientis loan by approximately $84,000 and U.S. Gas loan by approximately $1.2 million.

During the quarter ended October 31, 2019, the Valuation Committee increased the fair value of the Company’s investments in: Array loan by $622, Centile escrow by approximately $50,000, Foliofn preferred stock by $569,000, JSC Tekers preferred stock by $737,000, MVC Automotive equity by approximately $327,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $566,000, Tuf-Tug loan and common stock by a total of approximately $78,000 and Turf loans by approximately $69,000. In addition, increases in the cost basis of the loans to HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Array, GTM, Tuf-Tug, Security Holdings, Jedson, SMA and Black Diamond were due to the capitalization of PIK interest/dividends totaling approximately $747,000.  The Valuation Committee also decreased the fair value of the Company’s investments in: Advantage preferred stock by approximately $403,000, Black Diamond loan and warrant by a net total of approximately $14,000, Custom Alloy loans by a total of approximately $98,000, Dukane loan by approximately $9,000, Initials loan by approximately $715,000, RuMe preferred stocks, warrants and letter of credit by a net total of approximately $839,000, Security Holdings equity and letter of credit by a net total of $227,000, Trientis loan by approximately $86,000, U.S. Gas loan by approximately $857,000 and U.S. Spray common stock of $500,000.

During the fiscal year ended October 31, 2019, the Valuation Committee increased the fair value of the Company’s investments in: Array loan by approximately $63,000, Black Diamond loan and warrant by a net total of approximately $871,000, Custom Alloy second lien loans, series A preferred stock, series B preferred stock and series C preferred stock by a net total of approximately $1.8 million, Dukane loan by approximately $1,000, Foliofn preferred stock by $1.4 million, HTI loan by approximately $192,000, JSC Tekers preferred stock by approximately $831,000, Security

Holdings equity and letter of credit by a net total of approximately $2.2 million, Tuf-Tug loan and common stock by approximately $78,000, Turf loans by approximately $302,000, MVC Automotive equity by approximately $701,000 and the Centile escrow by $166,000.  In addition, increases in the cost basis of the loans to HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Array, GTM, Tin Roof, Tuf-Tug, Security Holdings, Jedson, SMA and the Custom Alloy preferred stock were due to the capitalization of PIK interest/dividends totaling approximately $5.9 million.  The Valuation Committee also decreased the fair value of the Company’s investments in: Advantage preferred stock by approximately $1.3 million, Highpoint loan by approximately $51,000, Initials loan by approximately $1.4 million, Legal Solutions loan by approximately $118,000, MVC Environmental loan and common stock by a total of approximately $3.9 million, RuMe series B-1 preferred stock, guarantee and letter of credit by a net total of approximately $3.0 million, Trientis loan by approximately $208,000, U.S. Spray common stock by $3.6 million, U.S. Gas loan by approximately $2.5 million and the MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $140,000.

At October 31, 2019, the fair value of all portfolio investments, exclusive of escrow receivables, was $340.2 million with a cost basis of $415.7 million.  At October 31, 2019, the fair value and cost basis of the Legacy Investments were $6.4 million and $15.0 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $333.8 million and $400.7 million, respectively.  At October 31, 2018, the fair value of all portfolio investments, exclusive of escrow receivables, was $324.5 million with a cost basis of $409.6 million.  At October 31, 2018, the fair value and cost basis of the Legacy Investments was $5.0 million and $15.0 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $319.5 million and $394.6 million, respectively.

For the Fiscal Year Ended October 31, 2018

During the fiscal year ended October 31, 2018, the Company made six new investments, committing capital that totaled approximately $41.5 million.  Pursuant to the Order, that allows the Company to co-invest, subject to certain conditions, with certain affiliated private funds as described in the Order, each of the Company and the Private Fund co-invested in Essner ($3.7 million investment for the Company), Black Diamond ($7.5 million investment for the Company), Apex ($15.0 million investment for the Company) and Array ($6.0 million investment for the Company), Tuf-Tug ($5.6 million investment for the Company) and Tin Roof ($3.7 million investment for the Company).

During the fiscal year ended October 31, 2018, the Company made follow-on investments in eight portfolio companies that totaled approximately $20.8 million.  On November 8, 2017, the Company loaned an additional $1.5 million to SCSD in the form of a senior secured loan.  The loan has an interest rate of 12% and a maturity date of November 7, 2020.  On December 21, 2017, the Company loaned approximately $526,000 to Initials increasing the senior subordinated loan amount to approximately $5.3 million.  On December 22, 2017, the Company loaned $1.4 million to Turf in the form of a third lien loan.  The loan has an interest rate of 10% and a maturity date of August 7, 2020.  On February 28, 2018, the Company committed $6.0 million to Custom Alloy in the form of a first lien loan with an interest rate of 10% and a maturity date of October 31, 2018.  The funded amount as of October 31, 2018, net of repayments, was approximately $539,000 with no additional borrowings available on the commitment.  On March 19, 2018, the Company invested approximately $68,000 in Trientis for a warrant.  On March 22, 2018, the Company loaned approximately $2.3 million to MVC Automotive increasing the bridge loan amount to approximately $7.1 million and extending the maturity date to June 30, 2019. On April 10, 2018, the Company loaned approximately $308,000 to Security Holdings, increasing the bridge loan amount to approximately $4.7 million. On May 30, 2018, the Company loaned an additional $4.8 million to Security Holdings in the form of a senior subordinated loan and provided a 3.3 million Euro letter of credit.  The loan has an annual interest rate of 12.45% and a maturity date of May 31, 2020.  During the fiscal year ended October 31, 2018, the Company loaned approximately $3.6 million to RuMe, increasing the subordinated loan amount to approximately $3.3 million and the revolver balance to approximately $1.5 million.

On November 28, 2017, the Company restructured the Custom Alloy second lien loan and unsecured subordinated loan.  The second lien loan was restructured into a $3.5 million second lien loan with an interest rate of 10% and a maturity date of December 31, 2020, 6,500 shares of series B preferred Stock with a 10% PIK coupon and a maturity date of December 31, 2020 and 17,935 shares of series C preferred Stock.  The unsecured subordinated loan was restructured into 3,617 shares of series A preferred Stock with a 12% PIK coupon and a maturity date of April 30, 2020.  The Company also provided a $2.0 million and $1.4 million letter of credit.

On November 29, 2017, the Company received a principal payment of $3.0 million from Dukane resulting in an outstanding balance of approximately $4.4 million as of October 31, 2018.

On December 29, 2017, the Company received a principal payment of $200,000 from Vestal.

Effective January 1, 2018, the cost basis of the U.S. Gas second lien loan was decreased by approximately $3.0 million due to a working capital adjustment, resulting in a realized loss of approximately $3.0 million.  The second lien loan is still subject to indemnification adjustments.

On February 9, 2018, FDS repaid its loan in full, including all accrued interest.

On April 4, 2018, Vestal repaid its loan in full, including all accrued interest.

On April 11, 2018, Morey’s made a principal payment of $2.0 million on its second lien loan.

On July 31, 2018, the Company sold its interest in Centile and received cash proceeds of approximately $5.8 million at closing.  An additional $1.2 million of proceeds are held in escrow for 15 months from the closing.  Assuming the full receipt of all escrow proceeds, the sale of Centile will result in a realized gain of approximately $3.5 million.

On October 31, 2018, the Custom Alloy $1.4 million letter of credit was drawn upon, which resulted in the Company receiving a $1.4 million term note with a 15% interest rate and a maturity date of October 31, 2021.

During the fiscal year ended October 31, 2018 Turf made principal payments totaling $210,000 on its third lien loan.

During the quarter ended January 31, 2018, the Valuation Committee increased the fair value of the Company’s investments in: Centile equity interest by $295,000, Custom Alloy second lien loan, series A preferred stock, series B preferred stock, series C preferred stock and letter of credit by a total of approximately $638,000, Highpoint loan by approximately $99,000, Initials loan by approximately $46,000, JSC Tekers preferred stock by approximately $370,000, Legal Solutions loan by approximately $1,000, MVC Automotive equity interest by approximately $1.8 million, MVC Environmental letter of credit by approximately $7,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $394,000, RuMe guarantee and letter of credit by a total of approximately $57,000 and Security Holdings equity interest by approximately $812,000.  In addition, increases in the cost basis of the loans to HTI, Legal Solutions, Custom Alloy, RuMe, Dukane, Morey’s, Highpoint and Security Holdings were due to the capitalization of PIK interest totaling $715,324.  The Valuation Committee also decreased the fair value of the Company’s investments in: Advantage preferred stock by approximately $143,000, Custom Alloy letter of credit by approximately $70,000, Dukane loan by approximately $30,000, Foliofn preferred stock by $543,000, HTI loan by approximately $130,000, MVC Environmental loan by approximately $498,000, RuMe series B-1 preferred stock, series C preferred stock, common stock and warrants by a total of approximately $1.2 million, Turf loans by approximately $136,000, U.S. Gas loan by approximately $1.7 million and SCSD common stock by approximately $134,000.

During the quarter ended April 30, 2018, the Valuation Committee increased the fair value of the Company’s investments in: Advantage preferred stock by approximately $82,000, Centile equity interest by $196,000, Custom Alloy second lien loan, series A preferred stock, series B preferred stock, series C preferred stock and letters of credit by a total of approximately $3.0 million, Dukane loan by approximately $300, Legal Solutions loan by approximately $900, MVC Automotive equity interest by approximately $934,000, RuMe guarantee by approximately $28,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $167,000 and U.S. Gas loan by approximately $909,000.  In addition, increases in the cost basis of the loans to Trientis, HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Initials and Security Holdings were due to the capitalization of PIK interest totaling $635,592.  The Valuation Committee also decreased the fair value of the Company’s investments in: Foliofn preferred stock by $66,000, HTI loan by approximately $49,000, Initials loan by approximately $82,000, JSC Tekers Holdings preferred stock by approximately $176,000, MVC Environmental loan and letter of credit by a total of approximately $267,000, RuMe series B-1 preferred stock, series C preferred stock, common stock, letters of credit and warrants by a total of approximately $1.8 million, Security Holdings equity interest by approximately $2.3 million and Turf loans by approximately $288,000.

During the quarter ended July 31, 2018, the Valuation Committee increased the fair value of the Company’s investments in: Custom Alloy second lien loan, series A preferred stock, series B preferred stock, series C preferred stock and letters of credit by a total of approximately $36,000, Dukane loan by approximately $300, HTI loan by approximately $242,000, Legal Solutions loan by approximately $800, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $1.9 million, Security Holdings equity interest and letter of credit by a total of approximately $1.6 million and Turf loans by approximately $53,000. In addition, increases in the cost basis of the loans to Trientis, HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Initials, Array and Security Holdings were due to the capitalization of PIK interest totaling $893,912.  The Valuation Committee also decreased the fair value of the Company’s investments in: Foliofn preferred stock by $115,000, Initials loan by approximately $186,000, JSC Tekers Holdings preferred stock by $154,000, MVC Automotive equity interest by $819,000, MVC Environmental loan and letter of credit by a total of approximately $4.7 million, RuMe series B-1 preferred stock, series C preferred stock, common stock, letters of credit and warrants by a total of approximately $114,000, U.S. Gas loan by approximately $109,000, United States Technologies, Inc. (“U.S. Tech”) loan by $55,000 and the Centile escrow by approximately $257,000 that was recorded as a realized loss.

During the quarter ended October 31, 2018, the Valuation Committee increased the fair value of the Company’s investments in: Custom Alloy second lien loan, series A preferred stock, series B preferred stock, series C preferred stock and letters of credit by a total of approximately $2.4 million, Dukane loan by approximately $300, Foliofn preferred stock by $310,000, Highpoint loan by approximately $51,000, Legal Solutions loan by approximately $900, Turf loans by approximately $52,000 and the Centile escrow by approximately $34,000 that was recorded as a realized gain.  In addition, increases in the cost basis of the loans to Trientis, HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Array, Black Diamond, Tuf-Tug and Security Holdings were due to the capitalization of PIK interest totaling $927,705.  The Valuation Committee also decreased the fair value of the Company’s investments in: HTI loan by approximately $144,000, Initials loan by approximately $2.2 million, JSC Tekers Holdings preferred stock by $157,000, MVC Automotive equity interest by $442,000, MVC Environmental loan and letter of credit by a total of approximately $966,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $218,000, RuMe series B-1 preferred stock, series C preferred stock, common stock, letters of credit and warrants by a total of approximately $691,000, Security Holdings equity interest and letter of credit by a total of $747,000, Trientis loan and warrant by a total of approximately $932,000 and the U.S. Gas loan by approximately $179,000.

During the fiscal year ended October 31, 2018, the Valuation Committee increased the fair value of the Company’s investments in: Centile equity interest by $491,000, Custom Alloy second lien loan, series A preferred stock, series B preferred stock and series C preferred stock by a total of approximately $6.0 million, Highpoint loan by approximately $150,000, Legal Solutions loan by approximately $3,500, MVC Automotive equity interest by approximately $1.5 million and the MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $2.2 million. In addition, increases in the cost basis of the loans to HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Initials, Array, Trientis, Black Diamond, Tuf-Tug and Security Holdings were due to the capitalization of PIK interest totaling $3,172,533.  The Valuation Committee also decreased the fair value of the Company’s investments in: Advantage preferred stock by approximately $61,000, Dukane loan by approximately $29,000, Foliofn preferred stock by $414,000, HTI loan by approximately $80,000, Initials loan by approximately $2.5 million, JSC Tekers preferred stock by approximately $117,000, MVC Environmental loan and letter of credit by a total of approximately $6.4 million, RuMe series B-1 preferred stock, series C preferred stock, common stock, letters of credit and warrants by a total of approximately $3.7 million, Security Holdings equity interest and letter of credit by a total of $685,000, Trientis loan and warrant by a total of approximately $932,000,  Turf loans by approximately $319,000, U.S. Gas loan by approximately $1.1 million, SCSD common stock by approximately $134,000, U.S. Tech loan by $55,000 and the Centile escrow by approximately $223,000 that was recorded as a realized loss.

At October 31, 2018, the fair value of all portfolio investments, exclusive of escrow receivables, was $324.5 million with a cost basis of $409.6 million.  At October 31, 2018, the fair value and cost basis of investments made by the Company’s former management team pursuant to the prior investment objective (“Legacy Investments”) was $5.0 million and $15.0 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $319.5 million and $394.6 million, respectively.  At October 31, 2017, the fair value of all portfolio investments was $292.5 million with a cost basis of $363.2 million.  At October 31, 2017, the fair value and cost basis of Legacy Investments was $5.4 million and $15.0 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $287.1 million and $348.2 million, respectively.

10.                               Commitments and Contingencies

Commitments to/for Portfolio Companies

At October 31, 2019 and October 31, 2018, the Company’s existing commitments to portfolio companies consisted of the following:

Portfolio Company	Amount Committed	Amount Funded as of October 31, 2019
MVC Private Equity Fund LP	$20.1 million	$14.6 million
RuMe	$2.2 million	$2.1 million
RuMe	$400,000	$400,000
Custom Alloy	$3.0 million	$2.1 million
Total	$25.7 million	$19.2 million

Portfolio Company	Amount Committed	Amount Funded as of October 31, 2018
MVC Private Equity Fund LP	$20.1 million	$14.6 million
RuMe	$1.6 million	$1.5 million
Total	$21.7 million	$16.1 million

Guarantees:

At October 31, 2019 and October 31, 2018, the Company had the following commitments to guarantee various loans and mortgages:

Guarantee	Amount Committed	Amount Funded as of October 31, 2019
MVC Automotive	$4.0 million	—
Total	$4.0 million	—

Guarantee	Amount Committed	Amount Funded at October 31, 2018
MVC Automotive	$6.2 million	—
RuMe	$1.0 million	—
Total	$7.2 million	—

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies.  At October 31, 2019, the Valuation Committee estimated the combined fair values of the guarantee obligation noted above to be $0 or a liability of approximately $0.

These guarantees are further described below, together with the Company’s other commitments.

On January 16, 2008, the Company agreed to support a 4.0 million Euro mortgage for a Ford dealership owned and operated by MVC Automotive through making financing available to the dealership and agreeing under certain circumstances not to reduce its equity stake in MVC Automotive.  Over time, Erste Bank, the bank extending the mortgage to MVC Automotive, increased the amount of the mortgage. The balance of the guarantee as of October 31, 2019 is approximately 3.6 million Euro (equivalent to approximately $4.0 million).

The Company agreed to cash collateralize a $300,000 third party letter of credit for RuMe, which is now collateralized with Credit Facility IV (defined below) and still a commitment of the Company as of October 31, 2019.  Previously, the Company guaranteed $1.0 million of RuMe’s indebtedness to Colorado Business Bank and also provided RuMe an additional $2.0 million letter of credit.  On April 25, 2019, the $1.0 million guarantee and the $2.0 million letter of credit were refinanced and replaced with a new $3.0 million letter of credit.  The letter of credit had a fair value of approximately -$566,000 or a liability of $566,000 as of October 31, 2019.  The $3.0 million letter of credit is collateralized with Credit Facility IV (defined below).

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as GP.  The PE Fund closed on approximately $104 million of capital commitments.  During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners operations.  The investment period related to the PE Fund has ended.  Additional capital may be called for follow-on investments in existing portfolio companies of the PE Fund or to pay operating expenses of the PE Fund until the partnership is terminated.  On December 27, 2018, the Company received proceeds of approximately $7.5 million from the PE Fund related to the sale of Plymouth Rock Energy, LLC, a portfolio company of the PE Fund.  The Company’s pro-rata share of the PE Fund’s cost basis in the Plymouth Rock Energy, LLC investment totaled approximately $2.5 million, resulting in a realized gain of approximately $5.0 million.  On October 25, 2019, the PE Fund sold Focus Pointe, a portfolio company of the PE Fund.  The Company expects to receive its share of the proceeds and carried interest on November 8, 2019.  Please see Subsequent Events for further information.  As of October 31, 2019, $14.6 million of the Company’s commitment was funded.

During the fiscal year ended October 31, 2016, the Company agreed to cash collateralize a $500,000 working capital line of credit for an entity partially owned by MVC Environmental provided by Branch Banking and Trust Company (“BB&T”).  During the fiscal year ended October 31, 2017, the cash collateral securing the MVC Environmental working capital line of credit was released and a new credit facility was entered into secured by a $1.0 million letter of credit.  On February 16, 2018, the letter of credit was increased to $3.0 million.  On November 27, 2018, the Company funded approximately $3.0 million related to the letter of credit, which was called by the beneficiary.

On February 28, 2018, the Company committed $6.0 million to Custom Alloy in the form of a first lien loan with an interest rate of 10% and a maturity date of October 31, 2018.  On November 9, 2018, Custom Alloy repaid its first lien loan in full, including all accrued interest.  The loan is no longer a commitment of the Company as of October 31, 2019.

During the fiscal year ended October 31, 2018, the Company provided RuMe a $1.6 million line of credit with a 10% interest rate and a maturity date of March 31, 2021.  The outstanding balance as of October 31, 2018 was approximately $1.5 million.  During the fiscal year ended October 31, 2019, the line of credit was increased to $2.2 million.  The outstanding balance as of October 31, 2019 was approximately $2.1 million, including capitalized PIK interest.  Also during the fiscal year ended October 31, 2019, the Company provided RuMe a $400,000 revolver with a 10%

interest rate and a maturity date of February 28, 2020. The outstanding balance of the revolver as of October 31, 2019 was approximately $404,000, including capitalized PIK interest.

During the fiscal year ended October 31, 2018, the Company provided Custom Alloy a $2.0 million and a $1.4 million letter of credit as part of a restructuring.  The $2.0 million letter of credit matured on November 27, 2018 and is no longer a commitment of the Company.   On October 31, 2018, the $1.4 million letter of credit was drawn, which resulted in the Company receiving a $1.4 million term note with a 15% interest rate and a maturity date of October 31, 2021.  On November 13, 2018, Custom Alloy repaid its $1.4 million second lien loan in full, including all accrued interest.  The loan is no longer a commitment of the Company as of October 31, 2019.

During the fiscal year ended October 31, 2018, the Company provided Security Holdings a 3.3 million Euro letter of credit.  During the fiscal year ended October 31, 2019, the letter of credit was increased to 4.8 million Euro.  The letter of credit had a fair value of approximately -$161,000 or a liability of $161,000 as of October 31, 2019.  The letter of credit is collateralized with Credit Facility IV (defined below).

On April 30, 2019, the Company provided Custom Alloy a $3.0 million line of credit with a 15% interest rate and a maturity date of April 30, 2020.  During the fiscal year ended October 31, 2019, the Company funded $2.1 million, which is the balance outstanding as of October 31, 2019.

As of October 31, 2019, the total fair value associated with potential obligations related to guarantees and letters of credit was approximately -$727,000 or a liability of $727,000.

Commitments of the Company

On July 31, 2013, the Company entered into a one-year, $50 million revolving credit facility (“Credit Facility II”) with BB&T. On January 31, 2014, Credit Facility II was increased to a $100 million revolving credit facility.  On December 1, 2015, Credit Facility II was renewed and expired on May 31, 2016, at which time all outstanding amounts under it were due and repaid.  On June 30, 2016, Credit Facility II was renewed and reduced to a $50 million revolving credit facility, which expired on February 28, 2017, as of which time all outstanding amounts under it were due and repaid.  On February 28, 2017, Credit Facility II was renewed and increased to a $100 million revolving credit facility and expired on August 31, 2017.  On August 31, 2017, Credit Facility II was renewed and decreased to a $25 million revolving credit facility, which was to expire on August 31, 2018.  There was no change to the interest rate or unused fee on the revolving credit facility. The Company incurred closing costs associated with this transaction of $62,500.  On August 10, 2018, Credit Facility II was renewed to August 30, 2019 and on August 30, 2019, Credit Facility II was extended to August 31, 2020.  The Company incurred closing costs associated with each of these transaction of $50,000 with no change in terms other than the expiration date.  At October 31, 2018 and October 31, 2019, there was $25.0 million and $0, respectively, outstanding on Credit Facility II.  Credit Facility II is used to provide the Company with better overall financial flexibility in managing its investment portfolio.  Borrowings under Credit Facility II bear interest at LIBOR plus 125 basis points.  In addition, the Company is also subject to a 25 basis point commitment fee for the average amount of Credit Facility II that is unused during each fiscal quarter.  The Company paid closing fees, legal and other costs associated with these transactions.  These costs are amortized over the life of the facility.  Borrowings under Credit Facility II will be secured by cash, short-term and long-term U.S. Treasury securities and other governmental agency securities.  As of October 31, 2019, the Company was in compliance with all covenants related to Credit Facility II.

On December 9, 2015, the Company entered into a three-year, $50 million revolving borrowing base credit facility (“Credit Facility III”) with Santander Bank N.A. as a lender and lead agent and Wintrust Bank as a lender and syndication agent.  Credit Facility III was to expire on December 9, 2018.  Credit Facility III can, under certain conditions, be increased up to $85 million.  The new facility bears an interest rate of LIBOR plus 3.75% or the prime rate plus 1% (at the Company’s option), and includes a 1% closing fee of the commitment amount and a 0.75% unused fee.  The compensating balance for the revolving credit facility is $5.0 million, which is reflected as restricted cash or cash equivalents on the Company’s Consolidated Balance Sheets.  On February 26, 2018, in connection with the U.S. Gas Sale, Credit Facility III was amended, effective as of July 5, 2017, to exclude from pledged collateral the U.S. Gas second lien loan.  On May 7, 2018, the terms of Credit Facility III were amended to, among other things: (i) increase the limit for unsecured indebtedness and certain unsecured guaranty obligations of portfolio companies of the Company to $10,000,000 and (ii) increase the limit on permitted investments of the Company with respect to certain debt, equity and follow-on investments to $28,500,000.  All other material terms of Credit Facility III remained unchanged.  As of October 31, 2018, there was no outstanding balance on Credit Facility III and the Company was in compliance with all covenants related to Credit Facility III.  On December 7, 2018, Credit Facility III was renewed until March 9, 2019.  On January 29, 2019, Credit Facility III was terminated.    As of October 31, 2019, Credit Facility III was no longer a commitment of the Company.

On November 15, 2017, the Company completed a public offering of $100,000,000 aggregate principal amount of its 6.25% senior notes due November 30, 2022 (“Senior Notes II”). In addition, on November 20, 2017, the underwriters exercised an over-allotment option to purchase an additional $15 million in aggregate principal amount of Senior Notes II (together with the offering on November 15, the “Offering”).  The Senior Notes II have an interest rate of 6.25% per year payable quarterly on January 15, April 15, July 15, and October 15 of each year.  After deducting underwriting fees and discounts and expenses, the Offering resulted in net proceeds to the Company of approximately $111.4 million.  The Offering expenses incurred are amortized over the term of the Senior Notes II.  Proceeds from the offering were used to repay the Senior Notes in full, including all accrued interest.  As of October 31, 2019, the Senior Notes II had a total outstanding amount of $115.0 million, net of deferred financing fees the balance was approximately $112.7 million, with a market value of approximately $116.7 million.

On January 29, 2019, the Company entered into a three year, $35 million revolving credit facility (“Credit Facility IV”) with People’s United Bank, National Association as lender and lead agent. Credit Facility IV can, under certain conditions, be increased up to $85 million. Credit Facility IV will expire on January 29, 2022, at which time all outstanding amounts under Credit Facility IV will be due and payable.  Borrowings under the Credit Facility bear interest at a rate of LIBOR plus 2.85%, or the prime rate plus 0.5% at the Company’s discretion. In addition, the Company was subject to (i) a closing fee of 1% of the commitment amount paid at closing, (ii) a one-time structuring fee in the amount of $100,000 paid at closing, (iii) an unused line fee, which is payable monthly, of 0.75% if the Company draws less than $25 million on Credit Facility IV or 0.60% if the Company draws more than $25 million on Credit Facility IV, and (iv) an annual administrative agent fee in the amount of $100,000 in 2019 and $200,000 in each year thereafter. The compensating balance for the revolving credit facility is $5.0 million, which is reflected as restricted cash equivalents on the Company’s Consolidated Balance Sheets.  On June 19, 2019, in order to increase the size of the Credit Facility IV, the credit facility was amended to add Bank Leumi USA as an additional lender. The amendment increased the size of Credit Facility IV by $15.0 million to $50.0 million. All other material terms of the Credit Facility remain unchanged. In addition, the Company was subject to a closing fee of 1% of the additional commitment amount of $15.0 million to be paid at closing.  As of October 31, 2019, there was $15.1 million outstanding on Credit Facility IV and the Company was in compliance with the maximum balance sheet leverage covenant related to Credit Facility IV.

The Company enters into contracts with portfolio companies and other parties that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not experienced claims or losses pursuant to these contracts and believes the risk of loss related to indemnifications to be remote.

11.                               Certain Issuances of Equity Securities by the Issuer and Share Repurchase Program

On April 3, 2013, the Company’s Board of Directors authorized an expanded share repurchase program to opportunistically buy back shares in the market in an effort to narrow the market discount of its shares.  The previously authorized $5 million limit has been eliminated.  Under the repurchase program, shares may be repurchased from time to time at prevailing market prices. The repurchase program does not obligate the Company to acquire any specific number of shares and may be discontinued at any time.

On September 18, 2018, the Company’s Board of Directors approved the Company’s implementation of a $10 million stock repurchase program.  The program, which was to be completed by the end of the 2018 calendar year, was to consist of an issuer tender offer and/or open market repurchases.  In addition, the Company’s Board of Directors directed the Company to pursue an additional $5 million in stock repurchases in the open market in 2019, using a portion of the proceeds of equity monetizations and subject to MVC’s common stock continuing to trade at a significant discount to NAV.  Open market repurchases would be made pursuant to the Company’s unlimited stock repurchase program adopted in 2013.  On October 11, 2018, pursuant to the repurchase program, the Company entered into the Rule 10b5-1 Plan that qualifies for the safe harbors provided by Rules 10b5-1 and 10b-18 under the Exchange Act. See the Company’s current report on Form 8-K, filed on October 12, 2018, for further details regarding the 10b5-1 Plan.

On November 28, 2018, the Company announced its determination to extend the repurchase program beyond December 31, 2018 until the full $10 million of shares are repurchased pursuant to the repurchase program.  During the fiscal year ended October 31, 2019, the Company completed the repurchase program.

The following table represents open-market purchases made under our stock repurchase program for the fiscal years ended October 31, 2013 through October 31, 2019.

Period *	Total Number of Shares Purchased	Average Price Paid per Share including commission	Total Number of Shares Purchased as Part of Publicly Announced Program	Approximate Dollar Value of Shares Purchased Under the Program
For the Year Ended October 31, 2013	1,299,294	$12.83	1,299,294	$16,673,207
For the Year Ended October 31, 2014	310,706	$13.24	1,610,000	$4,114,967
For the Year Ended October 31, 2015	—	—	1,610,000	—
For the Year Ended October 31, 2016	146,409	$8.31	1,756,409	$1,216,746
For the Year Ended October 31, 2017	—	—	1,756,409	—
For the Year Ended October 31, 2018	627,724	$9.45	2,384,133	5,930,011
For the Year Ended October 31, 2019	467,686	$8.70	2,851,819	4,069,924
Total	2,851,819	$11.22	2,851,819	$32,004,855

*Disclosure covering repurchases will be made through quarterly and annual reports filed with the SEC going forward.  MVC Capital’s website will no longer contain the monthly repurchase information.

TENDER OFFERS

On July 21, 2017, the Company commenced a modified “Dutch Auction” tender offer (the “Tender Offer”) to purchase up to $15 million of its common stock at a price per share not less than $10.00 and not greater than $11.00 in $0.20 increments. The Company’s Tender Offer expired at 5:00 p.m., New York City time, on August 18, 2017. A total of 3,634,597 shares of the Company’s common stock were properly tendered and not properly withdrawn at or below a purchase price of $10.40 per share. In accordance with the terms and conditions of the Tender Offer, the Company accepted for payment, on a pro rata basis, at a purchase price of $10.40, 1,442,307 shares properly tendered at or below the purchase price and not properly withdrawn before the expiration date, at an aggregate cost of approximately $15.0 million, excluding fees and expenses relating to the Tender Offer.

On November 22, 2017, the Company commenced a modified “Dutch Auction” tender offer (the “TO”) to purchase up to $25 million of its common stock at a price per share not less than $10.40 and not greater than $11.00 in $0.10 increments.  The TO expired at 5:00 p.m., New York City time, on December 21, 2017.  In accordance with the terms and conditions of the TO, the Company accepted for payment, at a purchase price of $10.90, 2,293,577 shares properly tendered at or below the purchase price, at an aggregate cost of approximately $25.0 million, excluding fees and expenses relating to the TO.

12.                               Tax Matters

Return of Capital Statement of Position (ROCSOP) Adjustment: During the year ended October 31, 2019, the Company recorded a reclassification for permanent book to tax differences. These differences were primarily due to the sale of distressed securities, reclassifications from partnerships and character of PIK payments in preferred stock and settlement income received. These differences resulted in a net increase in accumulated income of $7,123,905, a decrease in accumulated net realized gain of $4,798,290, and a net decrease in accumulated paid in capital of $2,325,615. This reclassification had no effect on net assets.

Distributions to Shareholders: The table presented below includes MVC Capital, Inc. only. The Company’s wholly-owned subsidiary MVC Financial Services, Inc. (““MVCFS’’) has not been included. As of October 31, 2019, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Tax Basis Accumulated Earnings (Deficit)

Accumulated capital losses	(9,283,773)
Other Accumulated Losses	(809,906)
Undistributed Net investment Income	2,999,889
Undistributed Long-Term Capital Gain	—

Gross unrealized appreciation	44,211,061
Gross unrealized depreciation	(85,310,046)

Net unrealized depreciation	($41,098,985)

Total tax basis accumulated earnings	(48,192,775)
Tax cost of investments	381,031,519

Current year distributions to shareholders on a tax basis:

Ordinary income	11,011,043
Long Term Capital Gain	—

The Company designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Company related to net capital gain to zero for the tax year ended October 31, 2019.

Prior year distributions to shareholders on a tax basis:

Ordinary income	415,006
Return of Capital	8,451,789
Long Term Capital Gain	2,335,144

Qualified Dividend Income Percentage

The Company designated 31.27% of dividends declared and paid during the year ending October 31, 2019 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconciliation Act of 2003.

Corporate Dividends Received Deduction Percentage

Corporate shareholders may be eligible for the dividends received deduction for certain ordinary income distributions paid by the Company. The Company designated 31.27% of dividends declared and paid during the year ending October 31, 2019 from net investment income as qualifying for the dividends received deduction. The deduction is a pass through of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

Qualified Interest Related Dividends Percentage

The Company designated 76.69% of dividends declared and paid during the year ending October 31, 2019 from net investment income as interest related dividends under Internal Revenue Code Section 871(k)(1)(c).

Short-Term Capital Gain Dividends Percentage

The Company designated 0% of dividends declared and paid during the year ending October 31, 2019 from ordinary income as short-term capital gain dividends under Internal Revenue Code Section 871(k)(2)(c).

13.                               Income Taxes

The Company’s wholly-owned subsidiary MVCFS is subject to federal and state income tax. For the fiscal year ended October 31, 2019, the Company recorded a tax provision of $1,929. For the fiscal year ended October 31, 2018, the Company recorded a tax provision of $1,922. For the fiscal year ended October 31, 2017, the Company recorded a tax provision of $1,920. The provision for income taxes was comprised of the following:

	Fiscal Year ended
	October 31, 2019	October 31, 2018	October 31, 2017
Current tax (benefit) expense:
Federal	$—	$—	$—
State	1,929	1,922	1,920
Total current tax (benefit) expense	1,929	1,922	1,920

Deferred tax expense (benefit):
Federal	—	—	—
State	—	—	—
Total deferred tax expense (benefit)	—	—	—

Total tax (benefit) provision	$1,929	$1,922	$1,920

The following table summarizes the significant differences between the U.S. federal statutory tax rate and the Company’s effective tax rate for financial statement purposes for the fiscal years ended October 31, 2019, 2018 and 2017:

	Fiscal Year Ended
	October 31, 2019	October 31, 2018	October 31, 2017
Federal income tax (benefit) at statutory rate	$(46)	$12,591	$(666,741)
State income taxes	1,911	6,523	(161,235)
Other	(406)	(23,972)	(537)
Net change to valuation allowance	470	6,780	830,433
	$1,929	$1,922	$1,920

The Company generated an immaterial net operating loss in the current year for federal and New York state purposes.  The net operating loss will be carried forward to offset federal taxable income in future years.  As of October 31, 2019, the Company has the following NOL available to be carried forward:

NOL - Federal	NOL — New York State	Fiscal Year of NOL	Expiration

$1,411,365	$2,284,298	October 31, 2008	October 31, 2028
$2,585,262	$2,780,861	October 31, 2009	October 31, 2029
$3,969,891	$3,968,135	October 31, 2010	October 31, 2030
$5,287,728	$5,284,207	October 31, 2011	October 31, 2031
$3,659,424	$3,656,073	October 31, 2012	October 31, 2032
$2,639,679	$2,637,924	October 31, 2013	October 31, 2033
$4,385,935	$4,384,181	October 31, 2014	October 31, 2034
$3,834,053	$3,832,297	October 31, 2015	October 31, 2035
$1,025,839	$1,023,955	October 31, 2016	October 31, 2036
$1,903,162	$1,901,242	October 31, 2017	October 31, 2037
$58,397	$56,475	October 31, 2018	October 31, 2038
$137,904	$135,975	October 31, 2019	October 31, 2039

Due to the uncertainty surrounding the ultimate utilization of these net operating losses, the Company has recorded a 100% valuation allowance against its federal and state net deferred tax assets totaling approximately $6,501,288 and $2,675,340 respectively.

Deferred income tax balances for MVCFS reflect the impact of temporary difference between the carrying amount of assets and liabilities and their tax bases and are stated at tax rates expected to be in effect when taxes are actually paid or recovered. The components of our deferred tax assets and liabilities for MVCFS as of October 31, 2019, October 31, 2018 and October 31, 2017 were as follows:

	October 31, 2019	October 31, 2018	October 31, 2017
Deferred tax assets:
Deferred revenues	$12,574	$67,162	$120,094
Net operating loss	6,488,714	9,671,270	13,080,659
Others	—	(6,211)	(22,016)
Total deferred tax assets	$6,501,288	$9,732,221	$13,178,737

Valuation allowance on Deferred revenues and Net operating loss	$(6,501,288)	$(9,732,221)	$(13,178,737)

Net deferred tax assets	$—	$—	$—

Deferred tax liabilities:
Deferred tax liabilities	—	—	—

Total deferred tax liabilities	—	—	—

Net deferred taxes	$—	$—	$—

14.                               Segment Data

The Company’s reportable segments are its investing operations as a business development company, MVC Capital, which includes MVC Cayman and MVC Turf.  MVCFS, a wholly-owned subsidiary that provides advisory, administrative and other services to the Company and its portfolio companies, is also included.

The following table presents book basis segment data for the fiscal year ended October 31, 2019:

	MVC	MVCFS	Consolidated

Interest and dividend income	$29,583,883	$21,001	$29,604,884
Fee income	50,000	52,397	102,397
Fee income - asset management	—	842,283	842,283

Total operating income	29,633,883	915,681	30,549,564

Total operating expenses	20,422,402	1,097,785	21,520,187
Less: Waivers by Adviser	(2,368,847)	(184,033)	(2,552,880)
Total net operating expenses	18,053,555	913,752	18,967,307

Net operating income before taxes	11,580,328	1,929	11,582,257

Tax expense	—	1,929	1,929
Net operating income	11,580,328	—	11,580,328

Net realized gain on investments	(7,231,236)	124,667	(7,106,569)
Net unrealized appreciation (depreciation) on investments	11,969,262	(126,816)	11,842,446

Net increase (decrease) in net assets resulting from operations	$16,318,354	$(2,149)	$16,316,205

The following table presents book basis segment data for the fiscal year ended October 31, 2018:

	MVC	MVCFS	Consolidated
Interest and dividend income	$21,259,646	$2,718	$21,262,364
Fee income	199,832	80,441	280,273
Fee income - asset management	—	1,083,576	1,083,576

Total operating income	21,459,478	1,166,735	22,626,213

Total operating expenses	19,694,594	1,353,738	21,048,332
Less: Waivers by Adviser	(1,993,361)	(188,925)	(2,182,286)
Total net operating expenses	17,701,233	1,164,813	18,866,046

Net operating income before taxes	3,758,245	1,922	3,760,167

Tax expense	—	1,922	1,922
Net operating income	3,758,245	—	3,758,245

Net realized gain on investments	202,519	—	202,519
Net unrealized (depreciation) appreciation on investments	(14,547,194)	53,260	(14,493,934)

Net (decrease) increase in net assets resulting from operations	$(10,586,430)	$53,260	$(10,533,170)

The following table presents book basis segment data for the fiscal year ended October 31, 2017:

	MVC	MVCFS	Consolidated
Interest and dividend income	$17,209,865	$3,931	$17,213,796
Fee income	167,823	1,515,252	1,683,075
Fee income - asset management	—	1,137,844	1,137,844
Other Income	—	10,000	10,000
Total operating income	17,377,688	2,667,027	20,044,715

Total operating expenses	21,560,174	5,791,045	27,351,219
Less: Waivers by Adviser	(676,838)	(1,032,764)	(1,709,602)
Total net operating expenses	20,883,336	4,758,281	25,641,617

Net operating loss before taxes	(3,505,648)	(2,091,254)	(5,596,902)

Tax expense	—	1,920	1,920
Net operating loss	(3,505,648)	(2,093,174)	(5,598,822)

Net realized gain on investments	89,642,778	252,853	89,895,631
Net unrealized depreciation on investments	(56,850,208)	(122,602)	(56,972,810)

Net increase (decrease) in net assets resulting from operations	$29,286,922	$(1,962,923)	$27,323,999

15.                               Selected Quarterly Data (unaudited)

	2019				2018				2017
	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
	(In thousands, except per share data)
Quarterly Data (Unaudited):

Total operating income	$8,046	$7,469	$8,593	$6,441	$5,888	$6,151	$5,440	$5,147	$5,431	$7,305	$3,929	$3,380

Management fee	1,662	1,643	1,590	1,513	1,496	1,487	1,496	1,411	1,335	1,393	1,696	1,814
Portfolio fees - asset management	82	89	76	96	122	112	148	147	148	146	138	177
Management fee - asset management	69	79	69	71	81	70	66	67	67	67	49	62
Administrative	1,404	998	990	1,434	843	1,010	796	1,235	924	804	1,172	1,474
Interest, fees and other borrowing costs	2,378	2,510	2,283	2,484	2,238	2,403	2,981	3,117	2,495	2,649	2,606	2,538
Loss on extinguishment of debt	—	—	—	—	—	—	—	1,783	—	—	—	—
Net Incentive compensation	—	—	—	—	—	(1,316)	(1,012)	267	(1,224)	5,077	985	760
Total waiver by adviser	(660)	(654)	(635)	(604)	(598)	(595)	(599)	(390)	(372)	(386)	(461)	(491)
Tax expense	—	1	1	—	1	—	1	—	1	—	—	1
Net operating income (loss) before net realized and unrealized gains	3,111	2,803	4,219	1,447	1,705	2,980	1,563	(2,490)	2,057	(2,445)	(2,256)	(2,955)
Net (decrease) increase in net assets resulting from operations	3,057	348	15,964	(3,053)	(2,220)	(5,870)	(3,393)	950	(4,028)	23,906	3,069	4,377
Net (decrease) increase in net assets resulting from operations per share	0.17	0.02	0.90	(0.17)	(0.10)	(0.32)	(0.18)	0.05	(0.17)	1.06	0.14	0.19
Net asset value per share	$12.86	$12.86	$12.99	$12.24	$12.46	$12.62	$13.09	$13.42	$13.24	$13.38	$12.45	$12.45

16.                               Significant Subsidiaries

We have determined that the following unconsolidated portfolio companies met the applicable conditions of significant subsidiary for the periods indicated: RuMe and MVC Automotive for the fiscal year ended October 31, 2019; RuMe, MVC Automotive and Equus for the fiscal year ended October 31, 2018; and MVC Automotive for the fiscal year ended October 31, 2017.  The financial information presented below for RuMe and MVC Automotive as well as for Equus, where applicable, includes summarized balance sheets as of September 30, 2019 (the last calendar quarter-end prior to October 31, 2019 for each of these companies), September 30, 2018 and September 30, 2017, and income statements for the period October 1, 2018 to September 30, 2019, October 1, 2017 to September 30, 2018 and October 1, 2016 to September 30, 2017.  The financial information below is based on unaudited financial statements and has been prepared and furnished by each portfolio company or derived from publicly available filings which, in any case, were not prepared by the Company.

	RuMe	MVC Automotive	RuMe	MVC Automotive	RuMe	MVC Automotive
Balance Sheet	As of September 30,	As of September 30,	As of September 30,	As of September 30,	As of September 30,	As of September 30,
All numbers in thousands	2019	2019	2018	2018	2017	2017
Assets:
Total current assets	$1,328	$62,900	$1,795	$68,102	$2,495	$48,217
Total non-current assets	333	24,200	398	24,226	596	24,938
Total Assets	$1,661	$87,100	$2,193	$92,328	$3,091	$73,155
Liabilities and Sharholders Equity:
Current Liabilities	$6,912	$69,373	$6,463	$74,974	$4,639	$54,859
Long-term liabilities	5,141	15,372	3,717	14,965	3,434	16,319
Shareholders Equity	(10,392)	2,355	(7,987)	2,389	(4,982)	1,977
Total Liabilities and Shareholders Equity	$1,661	$87,100	$2,193	$92,328	$3,091	$73,155

Balance Sheet All numbers in thousands	Equus As of September 30, 2019	Equus As of September 30, 2018	Equus As of September 30, 2017
Assets:
Investments in portfolio securities at fair value	$42,904	$37,192	$29,274
Cash, cash equivilents, tempory cash investments and restricted cash	32,044	25,371	30,561
Other assets	1,252	1,224	1,106
Total assets	$76,200	$63,787	$60,941

Liabilities:
Borrowing under margin account	$26,991	$16,995	$17,992
Other liabilites	185	221	950
Total Liabilities	$27,176	$17,216	$18,942
Net Assets	$49,024	$46,571	$41,999

	RuMe	MVC Automotive	RuMe	MVC Automotive	RuMe	MVC Automotive
	For the Period from	For the Period from	For the Period from	For the Period from	For the Period from	For the Period from
Income Statement	October 1, 2018 to	October 1, 2018 to	October 1, 2017 to	October 1, 2017 to	October 1, 2016 to	October 1, 2016 to
All numbers in thousands	September 30, 2019	September 30, 2019	September 30, 2018	September 30, 2018	September 30, 2017	September 30, 2017
Net Sales & Revenue	$6,120	$173,165	$8,500	$193,719	$13,031	$173,687
Cost of Sales	3,823	156,804	5,644	176,017	7,768	159,183
Gross Margin	2,297	16,361	2,856	17,702	5,263	14,504
Operating Expenses	3,480	13,858	4,725	15,483	6,672	14,612
Operating Income	(1,183)	2,503	(1,869)	2,219	(1,409)	(108)
Income Tax (Benefit)	0	(17)	0	115	0	210
Interest Expense	926	2,171	728	1,613	677	1,366
Other Expenses (Income), Net	(49)	348	(24)	73	(34)	(611)
Net Income (Loss)	$(2,060)	$1	$(2,573)	$418	$(2,052)	$(1,073)

	Equus	Equus	Equus
Income Statement All numbers in thousands	For the Period from October 1, 2018 to September 30, 2019	For the Period from October 1, 2017 to September 30, 2018	For the Period from October 1, 2016 to September 30, 2017
Investment income	$361	$436	$631
Total expenses	3,880	3,845	4,581
Net investment loss	(3,519)	(3,409)	(3,950)
Net realized gain (loss)	(2,742)	4	(9)
Net change in unrealized
appreciation (depreciation) of portfolio securities	8,789	7,813	2,535
Net change in unrealized depreciation of portfolio securities - related party	(395)	(193)	821
Net increase (decrease) in net assets resulting from operations	$2,133	$4,215	$(603)

17.                               Subsequent Events

On November 1, 2019, U.S. Gas made a principal payment of approximately $32.8 million on its second lien loan.

On November 4, 2019, the Company received net proceeds of approximately $1.0 million related to the G3K Displays, Inc. settlement.

On November 5, 2019, the Company received proceeds of approximately $1.0 million related to the Centile escrow.

On November 7, 2019, Legal Solutions made a $2.1 million principal payments on its loan.

On November 8, 2019, the Company received proceeds of approximately $2.7 million from the PE Fund related to the sale of Focus Pointe, a portfolio company of the PE Fund.  The Company’s pro-rata share of the PE Fund’s cost basis in the Focus Pointe investment totaled approximately $1.9 million, resulting in a realized gain of approximately $800,000.  The Company also received a carried interest payment from the PE Fund of approximately $48,000 related to the sale, which was recorded as additional realized gains.

On November 8, 2019, the Company received proceeds of approximately $291,000 from the PE Fund related to tax refunds received by the PE Fund related to Plymouth Rock Energy, LLC.  The additional proceeds were recorded as realized gains.  The Company also received a carried interest payment from the PE Fund of approximately $11,000 related to these proceeds, which was recorded as additional realized gains.

On November 14, 2019, the Company loaned $50,000 to RuMe on its line of credit, increasing the balance to approximately $2.1 million.

On November 25, 2019, the Company loaned approximately $1.1 million to Security Holdings, increasing its senior subordinated loan outstanding amount to approximately $7.1 million.

On December 13, 2019, the Company loaned approximately $1.6 million to Jedson, increasing the first lien loan to approximately $7.6 million.

On December 13, 2019, the Company loaned approximately $1.0 million to Security Holdings, increasing its senior subordinated loan outstanding amount to approximately $8.1 million.

On January 1, 2020, Array repaid its second lien loan in full, including all accrued interest totaling approximately $6.4 million.  The Company also received approximately $28,000 for the sale of the warrant, which was recorded as a realized gain.

On January 10, 2020, Essner repaid its first lien loan in full, including all accrued interest totaling approximately $3.6 million.

On January 10, 2020, the Company loaned approximately $3.8 million to Apex, increasing the first lien loan to approximately $18.8 million.  The maturity date of the loan was extended to May 15, 2020.  The Company also received a warrant as part of this investment.

Schedule 12-14	MVC Capital, Inc. and Subsidiaries
Schedule of Invesments in and Advances to Affiliaties

		Net Realized Gain (Loss) for the Period	Amount of Interest or Dividends Credited	October 31, 2018	Gross	Gross	Net Unrealized Appreciation (Depreciation) for the Period	October 31, 2019
Portfolio Company	Investment (1)	(2)	to Income (4)	Fair Value	Additions (5)	Reductions (6)	(3)	Fair Value
Companies More than 25% owned

Equus Total Return, Inc. (Regulated Investment Company)	Common Stock (4,444,644 shares)	(486,649)	—	8,711,502	—	(2,019,589)	(1,817,597)	4,874,316

MVC Automotive Group (Automotive Dealerships)	Common Equity Interest	—	—	18,901,000	1,000,000	—	701,000	20,602,000
	Bridge Loan	—	434,908	7,149,166	—	—	—	7,149,166

MVC Private Equity Fund LP (Private Equity Firm)	General Partnership Interest	297,600	13,499	501,050	—	(193,237)	4,748	312,561
	Limited Partnership Interest	4,886,944	529,194	19,971,526	—	(7,574,879)	(144,265)	12,252,382

RuMe Inc. (Consumer Products)	Common Stock (5,297,548 shares)	—	—	—	—	—	—	—
	Series C Preferred Stock (23,896,634 shares)	—	—	3,401,486	—	—	(1,938,629)	1,462,857
	Series B-1 Preferred Stock (4,999,076 shares)	—	—	1,741,362	—	—	(1,741,362)	—
	Subordinated Loan	—	342,444	3,270,886	339,560	—	—	3,610,446
	Revolver	—	177,084	1,450,000	1,125,613	(500,000)	—	2,075,613
	Revolver	—	6,714	—	233,297	—	—	233,297
	Warrants	—	—	—	258,151	—	1,114,228	1,372,379

Total companies more than 25% owned		$4,697,895	$1,503,843	$65,097,978	$2,956,621	$(10,287,705)	$(3,821,877)	$53,945,017
Companies More than 5% owned, but less than 25%
Advantage Insurance Holdings LTD (Insurance)	Preferred Stock (750,000 shares)	—	—	8,835,361	—	—	(1,321,734)	7,513,627

Crius Energy Trust (Energy Services)	Equity Unit (3,282,982 shares)	(3,833,709)	698,107	15,745,460	—	(21,277,527)	5,532,067	—

JSC Tekers Holdings	Common Stock (3,201 shares)	—	—	—	—	—	—	—
(Automotive Dealerships)	Preferred Stock (9,159,085 shares)	—	—	4,079,000	—	—	831,000	4,910,000

MVC Environmental, Inc. (Environmental Services)	Common Stock (980 shares)	(14,423,633)	—	—	—	2,997,663	(2,997,663)	—
	Senior Secured Loan	1,421,339	—	875,165	—	—	(875,165)	—

Security Holdings, B.V. (Electrical Engineering)	Common Equity Interest	—	—	31,285,000	—	—	2,322,000	33,607,000
	Bridge Loan	—	248,305	4,703,037	234,181	—	—	4,937,218
	Senior Subordinated Loan	—	461,401	4,966,478	1,043,257	—	—	6,009,735

Total companies more than 5% owned, but less than 25%		$(16,836,003)	$1,407,813	$70,489,501	$1,277,438	$(18,279,864)	$3,490,505	$56,977,580

This schedule should be read in conjunction with the Company’s consolidated statements as of and for the year ended October 31, 2019, including the consolidated schedule of investments.

(1) Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted.  The principal amount for loans and debt securities and the number of shares of common and preferred stock are shown in the consolidated schedule of investments as of October 31, 2019.

(2) Represents the total net amount of realized gain or loss credited to income for the fiscal year ended October 31, 2019.  Excludes realized gains from affiliate escrows of $136,468.

(3) Represents the total net amount of unrealized appreciation or depreciation credited to income for the fiscal year ended October 31, 2019.

(4) Represents the total amount of interest or dividends income credited to income for the portion of the fiscal year ended October 31, 2019 an investment was a control or affiliate investment, as appropriate.

(5) Gross additions include increasees in investments resulting from portfolio investments, paid-in-kind interest and the exchange of one or more existing securities for one or more new one.

(6) Gross reductions include decreases in investments resulting from principal collections related to sales and the exchange of one or more existing securities for one or more new one.

The accompanying notes are an integral part of these consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS

MVC Capital, Inc.

Consolidated Balance Sheets

	January 31,	October 31,
	2020	2019
	(Unaudited)
ASSETS
Assets
Cash	$5,343,552	$1,321,648
Restricted cash equivalents (cost $5,029,519 and $5,009,091)	5,029,519	5,009,091
Cash equivalents (cost $44,964,519 and $5,368,190)	44,964,519	5,368,190
Investments at fair value
U.S. Treasury obligations (cost $24,998,656 and $0)	25,058,198	—
Non-control/Non-affiliated investments (cost $192,674,433 and $246,228,806)	181,993,094	229,322,498
Affiliate investments (cost $89,764,322 and $81,465,911)	56,534,226	61,851,896
Control investments (cost $78,878,948 and $87,972,462)	47,176,411	49,070,701
Total investments at fair value (cost $386,316,359 and $415,667,180)	310,761,929	340,245,095
Escrow receivables, net of reserves	—	1,135,000
Dividends and interest receivables, net of reserves	3,457,841	4,273,018
Deferred financing fees	529,821	614,586
Fee and other receivables	2,207,275	4,013,714
Prepaid expenses	73,345	182,298

Total assets	$372,367,801	$362,162,640
LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Senior notes II	$112,889,700	$112,703,490
Revolving credit facility II	25,000,000	—
Revolving credit facility IV	—	15,100,000
Incentive compensation payable	1,527,849	1,527,849
Provision for incentive compensation (Note 11)	—	—
Professional fees payable	181,478	241,518
Management fee payable	856,516	1,038,431
Accrued expenses and liabilities	259,958	770,205
Interest payable	666,537	670,163
Management fee payable - Asset Management	17,257	395,435
Consulting fees payable	208,879	360,452
Portfolio fees payable - Asset Management	803,933	668,849
Guarantees/Letters of Credit	592,502	726,649
Taxes payable	1,400	915

Total liabilities	143,006,009	134,203,956

Commitments and Contingencies (Note 9)

Shareholders’ equity
Common stock, $0.01 par value; 150,000,000 shares authorized; 28,304,448 shares issued and 17,725,118 and 17,725,118 shares outstanding as of January 31, 2020 and October 31, 2019, respectively	283,044	283,044
Additional paid-in-capital	406,258,172	406,258,172
Accumulated overdistributed earnings	(70,666,555)	(72,069,663)
Treasury stock, at cost, 10,579,330 and 10,579,330 shares held, respectively	(106,512,869)	(106,512,869)

Total shareholders’ equity	229,361,792	227,958,684

Total liabilities and shareholders’ equity	$372,367,801	$362,162,640

Net asset value per share	$12.94	$12.86

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Statements of Operations

(Unaudited)

	For the Quarter Ended	For the Quarter Ended
	January 31, 2020	January 31, 2019
Operating Income:
Dividend income
Non-control/Non-affiliated investments	$—	$—
Affiliate investments (net of foreign taxes withheld of $0 and $77,403, respectively)	—	262,529
Control investments	—	542,693

Total dividend income	—	805,222

Interest income
Non-control/Non-affiliated investments	6,106,404	4,272,026
Affiliate investments	—	—
Control investments	153,592	109,621

Total interest income	6,259,996	4,381,647

Payment-in-kind/Deferred interest income
Non-control/Non-affiliated investments	916,353	651,901
Affiliate investments	129,938	220,813
Control investments	155,874	120,113

Total payment-in-kind/Deferred interest income	1,202,165	992,827

Fee income
Non-control/Non-affiliated investments	13,099	38,099

Total fee income	13,099	38,099

Fee income - Asset Management [1]
Portfolio fees	225,945	127,823
Management fees	84,774	95,229

Total fee income - Asset Management	310,719	223,052

Total operating income	7,785,979	6,440,847

Operating Expenses:
Interest and other borrowing costs [2]	2,205,674	2,484,086
Management fee	1,370,426	1,512,518
Audit & tax preparation fees	504,000	667,780
Consulting fees	242,305	249,935
Portfolio fees - Asset Management [1]	169,459	95,867
Legal fees	110,000	134,400
Other expenses	98,877	129,380
Directors’ fees	94,500	85,248
Insurance	69,512	67,305
Management fee - Asset Management [1]	63,581	71,422
Public relations fees	45,393	38,857
Administration	41,475	41,589
Printing and postage	15,200	20,100

Total operating expenses	5,030,402	5,598,487

Less: Voluntary expense waiver by Adviser [3]	(37,500)	(37,500)
Less: Voluntary management fee waiver by Adviser [4]	(513,910)	(567,195)

Total waivers	(551,410)	(604,695)

Net operating income before taxes	3,306,987	1,447,055

Tax Expenses:
Current tax expense	485	480

Total tax expense	485	480

Net operating income	3,306,502	1,446,575

Net Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) on investments
Non-control/Non-affiliated investments	27,867	—
Affiliate investments	(43,164)	39,420
Control investments	1,123,372	5,184,544
Foreign currency	—	2,162

Total net realized gain on investments	1,108,075	5,226,126

Net unrealized appreciation (depreciation) on investments	1,802	(9,725,453)

Net realized and unrealized gain (loss) on investments	1,109,877	(4,499,327)

Net increase (decrease) in net assets resulting from operations	$4,416,379	$(3,052,752)

Net increase (decrease) in net assets per share resulting from operations	$0.25	$(0.17)

Dividends declared per share [5]	$0.170	$0.150

Weighted average number of shares outstanding	17,725,118	17,977,361

1 These items are related to the management of the MVC Private Equity Fund, L.P. (“PE Fund”).  Please see Note 10 “Management” for more information.

2 Interest and other borrowing costs includes $0 and $91,476 of interest associated with installment sale treatment on the USG&E note.

Please see Note 12 “Tax Matters” for more information.

3 Reflects the quarterly portion of the TTG Advisers’ voluntary waiver of $150,000 of expenses for the 2020 and 2019 fiscal years that the Company would otherwise be obligated to reimburse TTG Advisers under the Advisory Agreement (the “Voluntary Waiver”).

Please see Note 10 “Management” for more information.

4 Reflects the quarterly portion of the TTG Advisers’ voluntary waiver of the management fee for the 2020 and 2019

Please see Note 10 “Management” for more information.

5 Please see Note 13 “Dividends and Distributions to Shareholders, Share Repurchase Program and Tender Offer” for more information.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Statements of Cash Flows

(Unaudited)

	For the Quarter Ended	For the Quarter Ended
	January 31, 2020	January 31, 2019
Cash flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$4,416,379	$(3,052,752)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Net realized gain	(1,108,075)	(5,226,126)
Net change in unrealized depreciation (appreciation)	(1,802)	9,725,453
Amortization of discounts and fees	(726,627)	(67,065)
Increase in accrued payment-in-kind dividends and interest	(1,818,906)	(964,412)
Amortization of deferred financing fees	270,975	(446,647)
Changes in operating assets and liabilities:
Dividends, interest and fees receivable	815,177	597,614
Fee and other receivables	1,806,439	(317,500)
Escrow receivables, net of reserves	1,135,000	(49,000)
Prepaid expenses	108,953	148,033
Other liabilities	(1,150,010)	413,938
Purchases of equity investments	(1,870,978)	(3,353,189)
Purchases of debt instruments	(6,479,936)	(3,591,598)
Purchases of short-term investments	(24,998,664)	(24,996,336)
Proceeds from equity investments (1)	4,651,818	8,206,480
Proceeds from debt instruments	61,702,189	1,943,413

Net cash provided by (used in) operating activities	36,751,932	(21,029,694)

Cash flows from Financing Activities:
Borrowings from revolving credit facility II	25,000,000	25,000,000
Borrowings from revolving credit facility IV	(15,100,000)	4,000,000
Repurchase of common stock	—	(4,069,924)
Financing fees paid	—	(875,492)
Distributions paid to shareholders	(2,906,050)	(2,591,544)
Repurchases of common stock under dividend reinvestment plan	(107,221)	(88,694)

Net cash provided by financing activities	6,886,729	21,374,346

Net change in cash, cash equivalents, and restricted cash for the period	43,638,661	344,652

Cash, cash equivalents, and restricted cash, beginning of period	$11,698,929	$15,887,700

Cash, cash equivalents, and restricted cash, end of period	$55,337,590	$16,232,352

(1) For the quarter ended January 31, 2019, proceeds from equity investments includes $1,018,000 from escrow receivables, net of reserves.

During the quarter ended January 31, 2020 and 2019, MVC Capital, Inc. paid $1,796,875 and $1,796,875 in interest expense, respectively.

During the quarters ended January 31, 2020 and 2019, MVC Capital, Inc. paid $0 and $0 in income taxes, respectively.

Non-cash activity:

During the quarters ended January 31, 2020 and 2019, MVC Capital, Inc. recorded payment in-kind dividend and interest of $1,818,906 and $964,412, respectively. This amount was added to the principal balance of the investments and recorded as dividend/interest income.

During the quarters ended January 31, 2020 and 2019, the Plan Agent purchased 11,467 and 9,949 shares of common stock in the open market in order to satisfy the reinvestment portion of our dividends.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Statements of Changes in Net Assets

		Additional	Accumulated		Total Net
For the Quarter Ended January 31, 2019 (Unaudited)	Common Stock	Paid-In-Capital	Overdistributed Earnings	Treasury Stock	Asset Value
Balances at October 31, 2018	$283,044	$408,583,787	$(79,700,440)	$(102,442,945)	$226,723,446

Net operating income	—	—	1,446,575	—	1,446,575
Accumulated net realized gain	—	—	5,226,126	—	5,226,126
Net unrealized depreciation	—	—	(9,725,453)	—	(9,725,453)
Dividends paid to stockholders	—	—	(2,680,238)	—	(2,680,238)
Issuance of common stock under dividend reinvestment plan	88,694	—	—	—	88,694
Repurchase of common stock under dividend reinvestment plan	(88,694)	—	—	—	(88,694)
Repurchase of common stock	—	—	—	(4,069,924)	(4,069,924)

Balances at January 31, 2019	$283,044	$408,583,787	$(85,433,430)	$(106,512,869)	$216,920,532

For the Quarter Ended January 31, 2020 (Unaudited)
Balances at October 31, 2019	$283,044	$406,258,172	$(72,069,663)	$(106,512,869)	$227,958,684

Net operating income	—	—	3,306,502	—	3,306,502
Accumulated net realized gain	—	—	1,108,075	—	1,108,075
Net unrealized appreciation	—	—	1,802	—	1,802
Dividends paid to stockholders	—	—	(3,013,271)	—	(3,013,271)
Issuance of common stock under dividend reinvestment plan	107,221	—	—	—	107,221
Repurchase of common stock under dividend reinvestment plan	(107,221)	—	—	—	(107,221)

Balances at January 31, 2020	$283,044	$406,258,172	$(70,666,555)	$(106,512,869)	$229,361,792

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Selected Per Share Data and Ratios

	For the		For the		For the
	Quarter Ended		Quarter Ended		Year Ended
	January 31, 2020		January 31, 2019		October 31, 2019
	(Unaudited)		(Unaudited)
Net asset value, beginning of period/year	$12.86		$12.46		$12.46

Income from operations:
Net operating income	0.19		0.08		0.65
Net realized and unrealized gain (loss) on investments	0.06		(0.25)		0.27

Total gain (loss) from investment operations	0.25		(0.17)		0.92

Less distributions from:
Income	(0.17)		(0.08)		(0.62)
Realized gain	—		(0.07)		—
Return of capital	—		—		—

Total distributions	(0.17)		(0.15)		(0.62)

Capital share transactions
Anti-dilutive effect of share repurchase program	—		0.10		0.10

Total capital share transactions	—		0.10		0.10

Net asset value, end of period/year	$12.94		$12.24		$12.86

Market value, end of period/year	$9.57		$9.18		$8.77

Market discount	(26.04)%		(25.00)%		(31.80)%

Total Return - At NAV (a)	1.90%		(0.63)%		8.33%

Total Return - At Market (a)	11.06%		3.09%		3.64%

Ratios and Supplemental Data:

Portfolio turnover ratio	3.12%		2.37%		11.48%

Net assets, end of period/year (in thousands)	$229,362		$216,921		$227,959

Ratios to average net assets:
Expenses including tax expense	7.79	%(c)	8.93	%(c)	8.39%
Expenses excluding tax expense	7.79	%(c)	8.93	%(c)	8.39%

Net operating income (loss) before tax expense	5.75	%(c)	2.59	%(c)	5.13%
Net operating income (loss) after tax expense	5.75	%(c)	2.59	%(c)	5.13%

Ratios to average net assets excluding waivers:
Expenses including tax expense	8.75	%(c)	10.01	%(c)	9.52%
Expenses excluding tax expense	8.75	%(c)	10.01	%(c)	9.52%

Net operating income (loss) before tax expense	4.79	%(c)	1.51	%(c)	4.00%
Net operating income (loss) after tax expense	4.79	%(c)	1.51	%(c)	4.00%

(a) Total annual return is historical and assumes changes in share price, reinvestments of all dividends and distributions, and no sales charge for the period/year.

(b) Supplemental Ratio information

Ratios to average net assets: (b)
Expenses excluding incentive compensation	7.79	%(c)	8.93	%(c)	8.39%
Expenses excluding incentive compensation, interest and other borrowing costs	3.95	%(c)	4.49	%(c)	4.12%
Net operating income (loss) before incentive compensation	5.75	%(c)	2.59	%(c)	5.13%
Net operating income before incentive compensation, interest and other borrowing costs	9.59	%(c)	7.03	%(c)	9.40%
Ratios to average net assets excluding waivers: (b)
Expenses excluding incentive compensation	8.75	%(c)	10.01	%(c)	9.52%
Expenses excluding incentive compensation, interest and other borrowing costs	4.91	%(c)	5.57	%(c)	5.25%
Net operating income (loss) before incentive compensation	4.79	%(c)	1.51	%(c)	4.00%
Net operating income before incentive compensation, interest and other borrowing costs	8.63	%(c)	5.95	%(c)	8.27%

(c) Annualized.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Schedule of Investments

January 31, 2020

(Unaudited)

Company	Industry	Investment	Principal	Cost	Fair Value/Market Value
Non-control/Non-affiliated investments- 79.35% (a, c, f, g)
Apex Industrial Technologies, LLC	Supply Chain Equipment Manufacturer	First Lien Loan 12.0000% Cash, 05/15/2020 (k, n)	$18,750,000	$17,152,618	$18,687,091
		Warrants (d, n)	1	1,870,978	1,870,978
				19,023,596	20,558,069
Black Diamond Equipment Rentals, LLC	Equipment Rental	Second Lien Loan 12.5000% Cash, 06/27/2022 (k, n)	7,500,000	7,205,789	7,575,000
		Warrants (d, n)	1	400,847	1,238,000
				7,606,636	8,813,000
Custom Alloy Corporation	Manufacturer of Pipe Fittings and Forgings	Second Lien Loan 12.0000% Cash, 3.0000% PIK, 04/30/2022 (b, k, n)	33,137,490	33,137,490	32,400,927
		Second Lien Loan 12.0000% Cash, 3.0000% PIK, 04/30/2022 (b, k, n)	6,253,813	6,253,813	6,114,807
		Revolver 12.0000% Cash, 3.0000% PIK, 04/30/2020 (b, k, n)	2,995,808	2,995,808	2,995,808
				42,387,111	41,511,542
Dukane IAS,LLC	Welding Equipment Manufacturer	Second Lien Note 10.5000% Cash, 2.5000% PIK, 11/17/2020 (b, k, n)	4,517,863	4,494,402	4,517,863
FOLIOfn, Inc.	Technology Investment - Financial Services	Preferred Stock (5,802,259 shares) (d, i, n)		15,000,000	12,019,000
Global Prairie PBC, Inc.	Marketing	Second Lien Loan 10.0000% Cash, 4.0000% PIK, 04/16/2025 (b, k, n)	3,025,666	2,968,862	3,025,666
GTM Intermediate Holdings, Inc.	Medical Equipment/Manufacturer	Second Lien Loan 11.0000% Cash, 1.0000% PIK, 12/7/2024 (b ,k, n)	5,077,011	4,990,863	5,077,011
		Common Stock (2 shares) (d, n, s)		766,122	1,583,449
				5,756,985	6,660,460
Highpoint Global LLC	Government Services	Second Lien Note 12.0000% Cash, 2.0000% PIK, 09/30/2022 (b, k, n)	5,227,816	5,173,956	5,227,816
HTI Technologies and Industries, Inc.	Electronic Component Manufacturing	Second Lien Note 12.0000% Cash, 3.7500% PIK, 9/15/2024 (b, k, n)	11,529,285	11,511,074	11,529,285
Initials, Inc.	Consumer Products	Senior Subordinated Debt 8.0000% Cash, 7.0000% PIK, 06/23/2020 (b, h, k, n)	5,642,913	5,642,913	1,169,283
International Precision Components Corporation	Plastic Injection Molding	Second Lien Loan 12.0000% Cash, 2.0000% PIK, 10/3/2024 (b, k, n, t)	8,000,000	7,861,653	8,000,000
Jedson Engineering, Inc.	Engineering and Construction Management	First Lien Loan 12.0000% Cash, 3.0000% PIK, 06/21/2024 (b, k, n)	7,650,048	7,485,396	7,650,048
Legal Solutions Holdings, Inc.	Business Services	Senior Subordinated Debt 12.0000% Cash, 3.0000% PIK, 03/31/2022 (b, k, n)	9,914,412	9,914,412	9,914,412
Powers Equipment Acquisition Company, LLC	Equipment Manufacturer	First Lien Note 13.5000% Cash, 04/30/2024 (k, n, u)	6,500,000	6,389,650	6,500,000
SMA Holdings, Inc.	Consulting	First Lien Loan 11.0000% Cash, 06/26/2024 (k, n)	7,000,000	6,457,686	6,556,201
		Warrants (d, n)	2	504,555	504,555
				6,962,241	7,060,756
Trientis GmbH	Environmental Services	First Lien Note 5.0000% PIK, 10/26/2024 (b, e, h, m, n, q)	1,248,632	1,248,632	248,422
		Warrants (d, e, n, q)	1	67,715	—
				1,316,347	248,422
Tuf-Tug Inc.	Safety Equipment Manufacturer	Second Lien Loan 11.0000% Cash, 2.0000% PIK, 02/24/2024 (b, k, n)	5,010,808	4,974,788	5,060,916
		Common Stock (24.6 shares) (d, n, r)		750,000	715,601
				5,724,788	5,776,517

Company	Industry	Investment	Principal	Cost	Fair Value/Market Value
Non-control/Non-affiliated investments- 79.35% (a, c, f, g)
Turf Products, LLC	Distributor - Landscaping and Irrigation Equipment	Senior Subordinated Debt 10.0000% Cash, 08/07/2020 (k, n)	7,717,056	7,717,056	7,616,508
		Third Lien Loan 10.0000% Cash, 08/07/2020 (k, n)	980,000	980,000	969,019
				8,697,056	8,585,527
U.S. Gas & Electric, Inc.	Energy Services	Second Lien Loan, 9.5000% Cash, 07/05/2025 (l, n)	3,185,428	3,185,428	3,185,428
		Second Lien Loan, 9.5000% Cash, 07/05/2025 (h, l, n)	1,585,291	1,585,291	—
				4,770,719	3,185,428
U.S. Spray Drying Holding Company	Specialty Chemicals	Class B Common Stock (784 shares) (d, n)		5,488,000	1,540,000
		Secured Loan 12.0000% Cash, 04/30/2021 (k, n)	1,500,000	1,500,000	1,500,000
		Senior Secured Loan 12.0000% Cash, 04/30/2021 (k, n)	1,500,000	1,500,000	1,500,000
				8,488,000	4,540,000
United States Technologies, Inc.	Electronics Manufacturing and Repair	Senior Lien Loan 10.5000% Cash, 07/17/2020 (k, n)	5,500,000	5,498,636	5,500,000

Sub Total Non-control/Non-affiliated investments				$192,674,433	$181,993,094

Affiliate investments - 24.65% (a, c, f, g)
Advantage Insurance, Inc.	Insurance	Preferred Stock (587,001 shares) (d, e, n)		5,870,010	5,752,024
Equus Total Return, Inc.	Registered Investment Company	Common Stock (3,228,024 shares) (d, k)		7,524,035	5,745,883
JSC Tekers Holdings	Real Estate Management	Common Stock (3,201 shares) (d, e, n)		4,500	—
		Preferred Stock (9,159,085 shares) (d, e, n)		11,810,188	5,260,000
				11,814,688	5,260,000
Security Holdings B.V.	Electrical Engineering	Common Equity Interest (d, e, n)		51,204,270	26,425,000
		Bridge Loan 5.0000% PIK, 05/31/2022 (b, e, k, n)	5,187,508	5,187,508	5,187,508
		Senior Subordinated Loan 3.1000% PIK, 05/31/2022 (b, e, k, n)	8,163,811	8,163,811	8,163,811
				64,555,589	39,776,319

Sub Total Affiliate investments				$89,764,322	$56,534,226

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Schedule of Investments - (Continued)

January 31, 2020

(Unaudited)

Company	Industry	Investment	Principal	Cost	Fair Value/Market Value
Control investments - 20.57% (c, f, g)
MVC Automotive Group GmbH	Automotive Dealerships	Common Equity Interest (a, d, e, n)		$52,185,015	$21,088,000
		Bridge Loan 6.0000% Cash, 12/31/2020 (a, e, k, n)	$7,149,166	7,149,166	7,149,166
				59,334,181	28,237,166
MVC Private Equity Fund LP	Private Equity	Limited Partnership Interest (a, d, j, k, n)		7,179,036	11,260,808
		General Partnership Interest (a, d, j, k, n)		183,138	287,265
				7,362,174	11,548,073
RuMe Inc.	Consumer Products	Common Stock (5,297,548 shares) (a, d, n)		924,475	—
		Series C Preferred Stock (23,896,634 shares) (a, d, n)		3,410,694	587,213
		Series B-1 Preferred Stock (4,999,076 shares) (a, d, n)		999,815	—
		Subordinated Debt 10.0000% PIK, 3/31/2020 (a, b, k, n)	3,701,448	3,701,448	3,701,448
		Revolver 10.0000% PIK, 3/31/2021 (a, b, k, n)	2,177,656	2,177,656	2,177,656
		Revolver 10.0000% PIK, 2/28/2020 (a, b, k, n)	413,677	373,961	373,961
		Warrants (a, d, n)	3	594,544	550,894
				12,182,593	7,391,172

Sub Total Control investments				$78,878,948	$47,176,411

TOTAL PORTFOLIO INVESTMENTS - 124.57% (f)				$361,317,703	$285,703,731

U.S. Treasury Obligations - 10.93% (f, g)
U.S. Treasury Bill	U.S. Government Securities	1.375% Cash, 01/31/25	$24,985,000	$24,998,656	$25,058,198
Sub Total Short-Term Investments				24,998,656	25,058,198

Cash equivalents - 21.80% (f, g)
Fidelity Institutional Government Money Market Fund	Money Market Fund	Beneficial Shares (49,894,474 shares)		$49,894,474	$49,894,474
Morgan Stanley Institutional Liquidity Government Portfolio	Money Market Fund	Beneficial Shares (99,564 shares)		99,564	99,564
Total Cash equivalents				49,994,038	49,994,038

TOTAL INVESTMENT ASSETS - 157.30%				$436,310,397	$360,755,967

(a) These securities are restricted from public sale without prior registration under the Securities Act of 1933.  The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.

(b) These securities accrue a portion of their interest/dividends in “payment in kind” interest/dividends which is capitalized to the investment.

(c) All of the Company’s equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except MVC Automotive Group GmbH, Security Holdings B.V., Trientis GmbH, JSC Tekers Holdings, Equus Total Return Inc., and MVC Private Equity Fund L.P. The Company makes available significant managerial assistance to all of the portfolio companies in which it has invested.

(d) Non-income producing assets.

(e) The principal operations of these portfolio companies are located in Europe and Puerto Rico which represents approximately 21% of the total assets.  The remaining portfolio companies are located in United States which represents approximately 55% of the total assets.

(f) Percentages are based on net assets of $229,361,792 as of January 31, 2020.

(g) See Note 3 for further information regarding “Investment Classification.”

(h) All or a portion of the accrued interest on these securities have been reserved for.

(i) Legacy Investments.

(j) MVC Private Equity Fund, LP is a private equity fund focused on control equity investments in the lower middle market.  The fund currently holds two investments, one located in the United States and one in Gibraltar, the investments are in the energy services and industrial sectors.  The Company owns 18.9% of the fund through its limited partnership interest and owns .5%  of the fund through its general partnership interest.  The Company’s proportional share of Gibdock Limited equity interest and loan, Advanced Oil Field Services, LLC common stock, preferred stock, and loan is $7,308,601 and $3,145,773, respectively.  The Company’s partnership interests in the MVC Private Equity Fund, LP are not redeemable.

(k) All or a portion of these securities may serve as collateral for the People’s United credit facility.

(l) U.S. Gas & Electric, Inc. is an indirect subsidiary of Vistra Energy (NYSE: VST).  On October 18, 2019, Vistra Energy notified the Company that it was asserting an offset of Company’s loan assets of approximately $1.6 million relating to an indemnification claim obligation attributable to U.S. Gas.  The offset is reflected in the fair value of the loan asset as the Company is considering its response to the claim.

(m) Cash/PIK toggle at borrower’s option

(n) These securities are valued using unobservable inputs.

(o) Variable rate between 10.5000% and 11.5000% cash.

(p) 12% Cash and 0-4% PIK based on Funded Debt to EBITDA.  4% PIK initially.

(q) During the fiscal year ended October 31, 2018, all assets and liabilities of SGDA Europe were transferred to a new Austrian holding company, Trientis GmbH, to achieve operating efficiencies.

(r) Shares of Tuf-Tug, Inc. are held via Alitus T-T, LP.

(s) Shares of GTM Intermediate Holdings, Inc. are held via GTM Ultimate Holdings, LLC.

(t) Variable PIK rate between 2.0000% and 3.5000%.

(u) Variable cash rate between 10.5000% and 13.5000%.

PIK - Payment-in-kind

- Denotes zero cost or fair value.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Schedule of Investments

October 31, 2019

Company	Industry	Investment	Principal	Cost	Fair Value/Market Value
Non-control/Non-affiliated investments- 100.60% (a, c, f, g)
Apex Industrial Technologies, LLC	Supply Chain Equipment Manufacturer	First Lien Loan 12.0000% Cash, 12/31/2019 (k, n)	$15,000,000	$14,899,274	$15,000,000
Array Information Technology, Inc.	Information Technology Products and Services	Second Lien Loan 12.0000% Cash, 4.0000% PIK, 10/03/2023 (b, k, n, p)	6,259,648	6,175,991	6,322,216
		Warrants (d, n)	1	—	—
				6,175,991	6,322,216
Black Diamond Equipment Rentals, LLC	Equipment Rental	Second Lien Loan 12.5000% Cash, 06/27/2022 (k, n)	7,500,000	7,174,926	7,575,000
		Warrants (d, n)	1	400,847	960,000
				7,575,773	8,535,000
Custom Alloy Corporation	Manufacturer of Pipe Fittings and Forgings	Second Lien Loan 12.0000% Cash, 3.0000% PIK, 04/30/2022 (b, k, n)	32,471,814	32,471,814	32,061,135
		Second Lien Loan 12.0000% Cash, 3.0000% PIK, 04/30/2022 (b, k, n)	6,128,186	6,128,186	6,050,681
		Revolver 12.0000% Cash, 3.0000% PIK, 04/30/2020 (b, k, n)	2,050,000	2,050,000	2,050,000
				40,650,000	40,161,816
Dukane IAS,LLC	Welding Equipment Manufacturer	Second Lien Note 10.5000% Cash, 2.5000% PIK, 11/17/2020 (b, k, n)	4,489,182	4,458,353	4,534,074
Essner Manufacturing, LP	Defense/Aerospace Parts Manufacturing	First Lien Loan 11.5000% Cash, 12/20/2022 (k, n, o)	3,588,606	3,543,739	3,588,606
FOLIOfn, Inc.	Technology Investment - Financial Services	Preferred Stock (5,802,259 shares) (d, i, n)		15,000,000	6,352,000
Global Prairie PBC, Inc.	Marketing	Second Lien Loan 10.0000% Cash, 4.0000% PIK, 04/16/2025 (b, k, n)	3,000,000	2,940,448	3,000,000
GTM Intermediate Holdings, Inc.	Medical Equipment/Manufacturer	Second Lien Loan 11.0000% Cash, 1.0000% PIK, 12/7/2024 (b ,k, n)	5,064,069	4,973,443	5,064,069
		Common Stock (2 shares) (d, n, t)		766,122	766,122
				5,739,565	5,830,191
Highpoint Global LLC	Government Services	Second Lien Note 12.0000% Cash, 2.0000% PIK, 09/30/2022 (b, k, n)	5,201,232	5,142,323	5,201,232
HTI Technologies and Industries, Inc.	Electronic Component Manufacturing	Second Lien Note 12.0000% Cash, 3.7500% PIK, 9/15/2024 (b, k, n)	11,419,845	11,400,660	11,419,845
Initials, Inc.	Consumer Products	Senior Subordinated Debt 8.0000% Cash, 7.0000% PIK, 06/23/2020 (b, h, k, n)	5,642,913	5,642,913	1,272,188
International Precision Components Corporation	Plastic Injection Molding	Second Lien Loan 12.0000% Cash, 3.5000% PIK, 10/3/2024 (b, k, n, u)	8,000,000	7,854,192	8,000,000
Jedson Engineering, Inc.	Engineering and Construction Management	First Lien Loan 12.0000% Cash, 3.0000% PIK, 06/21/2024 (b, k, n)	6,041,262	5,928,722	6,041,262
Legal Solutions Holdings, Inc.	Business Services	Senior Subordinated Debt 12.0000% Cash, 3.0000% PIK, 03/18/2020 (b, k, n)	12,182,950	12,182,950	12,182,950
Morey’s Seafood International, LLC	Food Services	Second Lien Loan 10.0000% Cash, 3.0000% PIK, 08/12/2022 (b, k, n, q)	16,485,324	16,485,324	16,485,324
Powers Equipment Acquisition Company, LLC	Equipment Manufacturer	First Lien Note 13.5000% Cash, 04/30/2024 (k, n, v)	6,500,000	6,383,100	6,500,000
SMA Holdings, Inc.	Consulting	First Lien Loan 11.0000% Cash, 06/26/2024 (k, n)	7,000,000	6,426,640	6,530,794
		Warrants (d, n)	2	504,555	504,555
				6,931,195	7,035,349
Trientis GmbH	Environmental Services	First Lien Note 5.0000% PIK, 10/26/2024 (b, e, h, m, n, r)	1,248,632	1,248,632	176,906
		Warrants (d, e, r, n)	1	67,715	—
				1,316,347	176,906
Tuf-Tug Inc.	Safety Equipment Manufacturer	Second Lien Loan 11.0000% Cash, 2.0000% PIK, 02/24/2024 (b, k, n)	4,985,284	4,947,047	5,035,136
		Common Stock (24.6 shares) (d, n, s)		750,000	778,210
				5,697,047	5,813,346
Turf Products, LLC	Distributor - Landscaping and Irrigation Equipment	Senior Subordinated Debt 10.0000% Cash, 08/07/2020 (k, n)	7,717,056	7,717,056	7,563,104
		Third Lien Loan 10.0000% Cash, 08/07/2020 (k, n)	1,050,000	1,050,000	1,032,473
				8,767,056	8,595,577
U.S. Gas & Electric, Inc.	Energy Services	Second Lien Loan, 9.5000% Cash, 07/05/2025 (l, n)	37,527,881	37,527,881	36,974,616
U.S. Spray Drying Holding Company	Specialty Chemicals	Class B Common Stock (784 shares) (d, n)		5,488,000	1,800,000
		Secured Loan 12.0000% Cash, 04/30/2021 (k, n)	1,500,000	1,500,000	1,500,000
		Senior Secured Loan 12.0000% Cash, 04/30/2021 (k, n)	1,500,000	1,500,000	1,500,000
				8,488,000	4,800,000
United States Technologies, Inc.	Electronics Manufacturing and Repair	Senior Lien Loan 10.5000% Cash, 07/17/2020 (k, n)	5,500,000	5,497,954	5,500,000

Sub Total Non-control/Non-affiliated investments				$246,228,807	$229,322,498

Affiliate investments - 27.13% (a, c, f, g)
Advantage Insurance, Inc.	Insurance	Preferred Stock (750,000 shares) (d, e, n)		7,500,000	7,513,627
Equus Total Return, Inc.	Registered Investment Company	Common Stock (3,228,024 shares) (d, k)		7,524,035	4,874,316
JSC Tekers Holdings	Real Estate Management	Common Stock (3,201 shares) (d, e, n)		4,500	—
		Preferred Stock (9,159,085 shares) (d, e, n)		11,810,188	4,910,000
				11,814,688	4,910,000
Security Holdings B.V.	Electrical Engineering	Common Equity Interest (d, e, n)		51,204,270	33,607,000
		Bridge Loan 5.0000% PIK, 12/31/2019 (b, e, k, n)	4,937,218	4,937,218	4,937,218
		Senior Subordinated Loan 3.1000% PIK, 05/31/2020 (b, e, k, n)	6,009,735	6,009,735	6,009,735
				62,151,223	44,553,953

Sub Total Affiliate investments				$88,989,946	$61,851,896

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.

Consolidated Schedule of Investments - (Continued)

October 31, 2019

Company	Industry	Investment	Principal	Cost	Fair Value/Market Value
Control investments - 21.53% (c, f, g)
MVC Automotive Group GmbH	Automotive Dealerships	Common Equity Interest (a, d, e, n)		$52,185,015	$20,602,000
		Bridge Loan 6.0000% Cash, 12/31/2020 (a, e, k, n)	$7,149,166	7,149,166	7,149,166
				59,334,181	27,751,166
MVC Private Equity Fund LP	Private Equity	Limited Partnership Interest (a, d, j, k, n)		9,034,881	12,252,382
		General Partnership Interest (a, d, j, k, n)		230,481	312,561
				9,265,362	12,564,943
RuMe Inc.	Consumer Products	Common Stock (5,297,548 shares) (a, d, n)		924,475	—
		Series C Preferred Stock (23,896,634 shares) (a, d, n)		3,410,694	1,462,857
		Series B-1 Preferred Stock (4,999,076 shares) (a, d, n)		999,815	—
		Subordinated Debt 10.0000% PIK, 3/31/2020 (a, b, k, n)	3,610,446	3,610,446	3,610,446
		Revolver 10.0000% PIK, 3/31/2021 (a, b, k, n)	2,075,613	2,075,613	2,075,613
		Revolver 10.0000% PIK, 2/28/2020 (a, b, k, n)	403,507	233,297	233,297
		Warrants (a, d, n)	3	594,544	1,372,379
				11,848,884	8,754,592

Sub Total Control investments				$80,448,427	$49,070,701

TOTAL PORTFOLIO INVESTMENTS - 149.26% (f)				$415,667,180	$340,245,095

Cash equivalents and restricted cash equivalents - 4.55% (f, g)
Fidelity Institutional Government Money Market Fund	Money Market Fund	Beneficial Shares (10,278,123 shares)		$10,278,123	$10,278,123
Morgan Stanley Institutional Liquidity Government Portfolio	Money Market Fund	Beneficial Shares (99,158 shares)		99,158	99,158
Total Cash equivalents				10,377,281	10,377,281

TOTAL INVESTMENT ASSETS - 153.81%				$426,044,461	$350,622,376

(a) These securities are restricted from public sale without prior registration under the Securities Act of 1933.  The Company negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.

(b) These securities accrue a portion of their interest/dividends in “payment in kind” interest/dividends which is capitalized to the investment.

(c) All of the Company’s equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except MVC Automotive Group GmbH, Security Holdings B.V., Trientis GmbH, JSC Tekers Holdings, Equus Total Return Inc., and MVC Private Equity Fund L.P.

The Company makes available significant managerial assistance to all of the portfolio companies in which it has invested.

(d) Non-income producing assets.

(e) The principal operations of these portfolio companies are located in Europe and Puerto Rico which represents approximately 23% of the total assets.  The remaining portfolio companies are located in United States which represents approximately 71% of the total assets.

(f) Percentages are based on net assets of $227,958,684 as of October 31, 2019.

(g) See Note 3 for further information regarding “Investment Classification.”

(h) All or a portion of the accrued interest on these securities have been reserved for.

(i) Legacy Investments.

(j) MVC Private Equity Fund, LP is a private equity fund focused on control equity investments in the lower middle market.  The fund currently holds two investments, one located in the United States and one in Gibraltar, the investments are in the energy services and industrial sectors.  The Company owns 18.9% of the fund through its limited partnership interest and owns .5% of the fund through its general partnership interest. The Company’s proportional share of Gibdock Limited equity interest and loan, Advanced Oil Field Services, LLC common stock, preferred stock, and loan is $5,230,958 and $3,433,612, respectively.  The Company’s partnership interests in the MVC Private Equity Fund, LP are not redeemable.

(k) All or a portion of these securities may serve as collateral for the People’s United credit facility.

(l) U.S. Gas & Electric, Inc. is an indirect subsidiary of Vistra Energy (NYSE: VST)

(m) Cash/PIK toggle at borrower’s option

(n) These securities are valued using unobservable inputs.

(o) Variable rate between 10.5000% and 11.5000% cash.

(p) 12% Cash and 0-4% PIK based on Funded Debt to EBITDA.  4% PIK initially.

(q) 10% Cash and 3% PIK beginning July 1, 2019.

(r) During the fiscal year ended October 31, 2018, all assets and liabilities of SGDA Europe were transferred to a new Austrian holding company, Trientis GmbH, to achieve operating efficiencies.

(s) Shares of Tuf-Tug, Inc. are held via Alitus T-T, LP.

(t) Shares of GTM Intermediate Holdings, Inc. are held via GTM Ultimate Holdings, LLC.

(u) Variable PIK rate between 2.0000% and 3.5000%.

(v) Variable cash rate between 10.5000% and 13.5000%.

PIK - Payment-in-kind

- Denotes zero cost or fair value.

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc. (the “Company”)

Notes to Consolidated Financial Statements

January 31, 2020

(Unaudited)

1. Basis of Presentation

The accompanying unaudited interim consolidated financial statements have been prepared in accordance with the instructions to Form 10-Q and do not include all of the information and footnotes required by U.S. generally accepted accounting principles for complete consolidated financial statements. Certain amounts, when applicable, have been reclassified to adjust to current period presentations. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included as required by Regulation S-X, Rule 10-01. These statements should be read in conjunction with the consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2019, filed with the U.S. Securities and Exchange Commission (the “SEC”). As the Company is an investment company, (as defined by the Investment Company Act of 1940 (the “1940 Act”)), management follows investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) 946-Investment Companies, which is accounting principles generally accepted in the United States of America (“GAAP”).

2. Consolidation

On July 16, 2004, the Company formed a wholly-owned subsidiary, MVC Financial Services, Inc. (“MVCFS”). MVCFS is incorporated in Delaware and its principal purpose is to provide advisory, administrative and other services to the Company, the Company’s portfolio companies and other entities. MVCFS had opening equity of $1 (100 shares at $0.01 per share). The Company does not hold MVCFS for investment purposes and does not intend to sell MVCFS.

On October 14, 2011, the Company formed a wholly-owned subsidiary, MVC Cayman, an exempted company incorporated in the Cayman Islands, to hold certain of its investments and to make certain future investments. The results of MVCFS and MVC Cayman are consolidated into the Company’s financial statements and all inter-company accounts have been eliminated in consolidation. Of the $55.3 million in cash and cash equivalents on the Company’s Consolidated Balance Sheets as of January 31, 2020, approximately $1.1 million was held by MVC Cayman.

During fiscal year ended October 31, 2012 and thereafter, MVC Partners, LLC (“MVC Partners”) was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the MVC Private Equity Fund, L.P. (“PE Fund”) is a substantial portion of MVC Partners operations. Previously, MVC Partners was presented as a portfolio company on the Consolidated Schedule of Investments. The consolidation of MVC Partners has not had any material effect on the financial position or net results of operations of the Company. There are additional disclosures resulting from this consolidation.

MVC GP II, LLC (“MVC GP II”), an indirect wholly-owned subsidiary of the Company, serves as the general partner of the PE Fund.  MVC GP II is wholly-owned by MVCFS, a subsidiary of the Company.  The results of MVC GP II are consolidated into MVCFS and ultimately the Company.  All inter-company accounts have been eliminated in consolidation.

3. Investment Classification

As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control.” “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under that 1940 Act, we are deemed to control a company in which we have invested if we own 25% or more of the voting securities of such company. We are deemed to be an affiliate of a company in which we have invested if we own 5% or more and less than 25% of the voting securities of such company.

Investment Transactions and Related Operating Income — Investment transactions and related revenues and expenses are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividend income and distributions on investment securities is recorded on the ex-dividend date. The tax characteristics of such distributions received from our Portfolio Companies will be determined by whether or not the distribution was made from the investment’s current taxable earnings and profits or accumulated taxable earnings and profits from prior years. Interest income, which includes accretion of discount and amortization of premium, if applicable, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Fee income includes fees for guarantees and services rendered by the Company or its wholly-owned subsidiary to Portfolio Companies and other third parties such as due diligence, structuring, transaction services, monitoring services, and investment advisory services. Guaranty fees are recognized as income over the related period of the guaranty. Due diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Monitoring and investment advisory services fees are generally recognized as income as the services are rendered. Any fee income determined to be loan origination fees is accreted into income over the respective terms of the applicable loans and any original issue discount and market discount are capitalized and then amortized into income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized original issue discount or market discount is recorded as interest income. For investments with PIK interest and dividends, we base income and dividend accrual on the valuation of the PIK notes or securities received from the borrower. If the value of the PIK notes or securities of a portfolio company is not sufficient to cover the contractual interest or dividend, the Company does not accrue interest or dividend income on the notes or securities.

The functional currency of the Company is the U.S. Dollar. Assets and liabilities denominated in a currency other than the U.S. Dollar are translated into U.S. Dollars at the closing rates of exchange on the date of determination. Purchases and sales of investments and income and expenses denominated in currencies other than U.S. Dollars are translated at the rates of exchange on the respective dates of the transactions. The resulting gains and losses from such currency translation are included in the Consolidated Statement of Operations. The Company does not isolate the portion of the results of operations resulting from the changes in foreign exchange rates on investments from the fluctuation arising from changes in fair values of securities held. Such fluctuations are included with the Net Realized and Unrealized Gain (Loss) on Investments and foreign currency in the Consolidated Statement of Operations.

4. Cash and Cash Equivalents

For the purpose of the Consolidated Balance Sheets and Consolidated Statements of Cash Flows, the Company considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents. The Company places its cash and cash equivalents with financial institutions and cash held in bank accounts may exceed the Federal Deposit Insurance Corporation (“FDIC”) insured limit. As of January 31, 2020, the Company had approximately $45.0 million in cash equivalents, approximately $5.0 million in restricted cash equivalents and approximately $5.3 million in cash totaling approximately $55.3 million. Of the approximately $5.3 million in cash and the approximately $45.0 million in cash equivalents, approximately $1.0 million and $100,000, respectively, was held by MVC Cayman. As of October 31, 2019, the Company had approximately $5.4 million in cash equivalents, approximately $5.0 million in restricted cash equivalents and approximately $1.3 million in cash totaling approximately $11.7 million. Of the approximately $1.3 million in cash and the approximately $5.4 million in cash equivalents, approximately $1.0 million and $99,000, respectively, was held by MVC Cayman.

Restricted Cash and Cash Equivalents

Cash and cash equivalent accounts that are not available to the Company for day—to-day use and are legally restricted are classified as restricted cash and cash equivalents. Restricted cash and cash equivalents are carried at cost, which approximates fair value. As of January 31, 2020 and October 31, 2019, the Company had restricted cash or cash equivalents of approximately $5.0 million related to the compensating balance requirement for Credit Facility IV (defined below).

5. Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-09, “Revenue from Contracts with Customers” (Topic 606). ASU 2014-09 addresses the reporting of revenue by most entities and will replace most existing revenue recognition guidance in U.S. GAAP when it becomes effective. In August 2015, the FASB issued ASU 2015-14 that defers the effective date of ASU 2014-09 for public business entities for annual reporting periods beginning after December 15, 2017, including interim periods therein. Early application is not permitted for public business entities. On December 27, 2016, the FASB issued ASU 2016-20 to make various amendments to Topic 606, going into effect for years beginning after December 15, 2017. The standard impacted the fair value of the PE Fund’s LP interest due to the exclusion of the Company’s portion of the carried interest associated with the PE Fund. This update has had no material impact on our financial statements.

In August 2014, FASB issued ASU 2014-15, “Presentation of Financial Statements — Going Concern (Subtopic 205-40): Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). The standard requires management to evaluate, at each interim and annual reporting period, whether there are conditions or events that raise substantial doubt about the entity’s ability to continue as a going concern within one year after the date the financial statements are issued, and provide related disclosures. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and for annual and interim periods thereafter, and early adoption is permitted. This update has had no impact on our financial statements.

In June 2016, FASB issued ASU 2016-13, Financial Instruments—Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.  The amendments require a financial asset (or a group of financial assets) measured at amortized cost basis to be presented at the net amount expected to be collected.  In addition, ASU 2016-13 requires credit losses relating to available-for-sale debt securities to be recorded through an allowance for credit losses.  The amendments in ASU 2016-13 broaden the information that an entity must consider in developing its expected credit loss estimate for assets measured either collectively or individually. The new standard is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2019.  The Company does not expect the adoption of ASU 2016-13 to have a material impact on our financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows — Classification of Certain Cash Receipts and Cash Payments (Topic 230). The amendments provide guidance on eight specific cash flow issues in how certain cash receipts and cash payments are presented and classified in the statement of cash flows with the objective of reducing the existing diversity in practice. The amendments are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017. Early adoption is permitted. This update has had no material impact on our financial statements.

In October 2016, the FASB issued ASU 2016-17, to amend the consolidation guidance on how a reporting entity that is the single decision maker of a VIE should treat indirect interests in the entity held through related parties that are under common control with the reporting entity when determining whether it is the primary beneficiary of that VIE. The ASU is effective for public business entities for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. This update has had no impact on our financial statements.

In November 2016, the FASB issued ASU 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The amendments in this Update require that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The ASU is effective for public business entities for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. This update has had no material impact on our financial statements.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurements. The amendments require new disclosures of changes in unrealized gains and losses in other comprehensive income for recurring Level 3 fair value of instruments held at balance sheet date and the range and weighted average of significant unobservable inputs for recurring and nonrecurring Level 3 fair values. Certain disclosures are being eliminated such as the valuation process required for Level 3 fair value measurements, the policy for timing of transfers between levels and amounts of and reason for transfers between Levels 1 and 2. The ASU is effective for public business entities for fiscal years and interim periods beginning after December 15, 2019. The Company does not expect the adoption of ASU 2018-13 to have a material impact on our financial statements.

In October 2018, the FASB issued ASU No. 2018-17, Consolidation (Topic 810): Targeted Improvements to related Party Guidance for Variable Interest Entities. The guidance supersedes the private company alternative for common control leasing arrangements issued in 2014 and expands it to all qualifying common control arrangements. Also under the guidance, a private company could make an accounting policy election to not apply VIE guidance to legal entities under common control (including common control leasing arrangements) when certain criteria are met. Additionally, a private company electing the alternative is required to provide detailed disclosures about its involvement with, and exposure to, the legal entity under common control. The ASU also amends the guidance for determining whether a decision-making fee is a variable interest. The amendments require organizations to consider indirect interests held through related parties under common control on a proportional basis rather than as the equivalent of a direct interest in its entirety (as currently required in GAAP). The ASU is effective for public business entities for fiscal years and interim periods beginning after December 15, 2019. The Company does not expect the adoption of ASU 2018-17 to have a material impact on our financial statements.

6. Investment Valuation Policy

Our investments are carried at fair value in accordance with the Accounting Standards Codification, Fair Value Measurement (“ASC 820”). In accordance with the 1940 Act, unrestricted minority-owned publicly traded securities for which market quotations are readily available are valued at the closing market quote on the valuation date and majority-owned publicly traded securities and other privately held securities are valued as determined in good faith by the Valuation Committee of our Board of Directors. For legally or contractually restricted securities of companies that are publicly traded, the value is based on the closing market quote on the valuation date minus a discount for the restriction. At January 31, 2020, we did not own restricted or unrestricted securities of any publicly traded company in which we have a majority-owned interest, but did own one security in which we have minority-owned interests.

ASC 820 provides a framework for measuring the fair value of assets and liabilities and provides guidance regarding a fair value hierarchy that prioritizes information used to measure value. In determining fair value, the Valuation Committee primarily uses the level 3 inputs referenced in ASC 820.

ASC 820 defines fair value in terms of the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The price used to measure the fair value is not adjusted for transaction costs while the cost basis of our investments may include initial transaction costs. Under ASC 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset. The principal market is the market in which the reporting entity would sell or transfer the asset with the greatest volume and level of activity for the asset to which the reporting entity has access to as of the measurement date. If no market for the asset exists or if the reporting entity does not have access to the principal market, the reporting entity should use a hypothetical market.

Valuation Methodology

Pursuant to the requirements of the 1940 Act and in accordance with ASC 820, we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair values. Because our portfolio investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with our Valuation Procedures adopted by the Board of Directors, which are consistent with ASC 820. As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors’ supervision and pursuant to our Valuation Procedures. Our Board of Directors may also hire independent consultants to review our Valuation Procedures or to conduct an independent valuation of one or more of our portfolio investments.

Pursuant to our Valuation Procedures, the Valuation Committee (which is comprised of three Independent Directors) determines fair values of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). In doing so, the Committee considers the recommendations of The Tokarz Group Advisers LLC (“TTG Advisers”). The Committee also takes into account input and reviews by third party consultants retained to support the Company’s valuation process. The Company has also adopted several other enhanced processes related to valuations of controlled/affiliated portfolio companies. Any changes in valuation are recorded in the consolidated statements of operations as “Net unrealized appreciation (depreciation) on investments.”

Currently, our NAV per share is calculated and published on a quarterly basis. The Company calculates our NAV per share by subtracting all liabilities from the total value of our portfolio securities and other assets and dividing the result by the total number of outstanding shares of our common stock on the date of valuation. Fair values of foreign investments reflect exchange rates, as applicable, in effect on the last business day of the quarter end. Exchange rates fluctuate on a daily basis, sometimes significantly. Exchange rate fluctuations following the most recent quarter end are not reflected in the valuations reported in this Quarterly Report. See Item 1A Risk Factor, “Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments.”

At January 31, 2020 and October 31, 2019, approximately 75.2% and 92.6%, respectively, of total assets represented investments in portfolio companies recorded at fair value (“Fair Value Investments”).

Under most circumstances, at the time of acquisition, Fair Value Investments are carried at cost (absent the existence of conditions warranting, in management’s and the Valuation Committee’s view, a different initial value). During the period that an investment is held by the Company, its original cost may cease to approximate fair value as the result of market and investment specific factors. No pre-determined formula can be applied to determine fair value. Rather, the Valuation Committee analyzes fair value measurements based on the value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties, other than in a forced or liquidation sale. The liquidity event whereby the Company ultimately exits an investment is generally the sale, the merger, the recapitalization of a portfolio company or by a public offering of its securities.

There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which the Company derives a single estimate of fair value. To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company’s financial results and projections, publicly traded comparable companies when available, comparable private transactions when available, precedent transactions in the market when available, third-party real estate and asset appraisals if appropriate and available, discounted cash flow analysis, if appropriate, as well as other factors. The Company generally requires, where practicable, portfolio companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.

The fair value of our portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities and escrow receivables that do not have readily ascertainable market values, our estimate of fair value may significantly differ from the fair value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers’ fees or other selling costs, which might become payable on disposition of such investments.

If a security is publicly traded, the fair value is generally equal to market value based on the closing price on the principal exchange on which the security is primarily traded unless restricted and a restricted discount is applied.

For equity securities of portfolio companies, whose securities are not publicly traded, the Valuation Committee estimates the fair value based on market and/or income approach with value then attributed to equity or equity like securities using the enterprise value waterfall (“Enterprise Value Waterfall”) valuation methodology. Under the Enterprise Value Waterfall valuation methodology, the Valuation Committee estimates the enterprise fair value of the portfolio company and then waterfalls the enterprise value over the portfolio company’s securities in order of their preference relative to one another. To assess the enterprise value of the portfolio company, the Valuation Committee weighs some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing assets may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company, and third-party asset and real estate appraisals. For non-performing assets, the Valuation Committee may estimate the liquidation or collateral value of the portfolio company’s assets. The Valuation Committee also takes into account historical and anticipated financial results.

The Company does not utilize hedge accounting and instead, when applicable, marks its derivatives to market on the Company’s consolidated statement of operations.

In assessing enterprise value, the Valuation Committee considers the mergers and acquisitions (“M&A”) market as the principal market in which the Company would sell its investments in portfolio companies under circumstances where the Company has the ability to control or gain control of the board of directors of the portfolio company (“Control Companies”). This approach is consistent with the principal market that the Company would use for its portfolio companies if the Company has the ability to initiate a sale of the portfolio company as of the measurement date, i.e., if it has the ability to control or gain control of the board of directors of the portfolio company as of the measurement date. In evaluating if the Company can control or gain control of a portfolio company as of the measurement date, the Company takes into account its equity securities on a fully diluted basis, as well as other factors.

For Non-Control Companies, consistent with ASC 820, the Valuation Committee considers a hypothetical secondary market as the principal market in which it would sell investments in those companies. The Company also considers other valuation methodologies such as the Option Pricing Method and liquidity preferences when valuing minority equity positions of a portfolio company.

For loans and debt securities of Non-Control Companies (for which the Valuation Committee has identified the hypothetical secondary market as the principal market), the Valuation Committee determines fair value based on the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield (“Market Yield”) valuation methodology. In applying the Market Yield valuation methodology, the Valuation Committee determines the fair value based on such factors as third party broker quotes (if available) and market participant assumptions, including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date.

Estimates of average life are generally based on market data of the average life of similar debt securities. However, if the Valuation Committee has information available to it that the debt security is expected to be repaid in the near term, the Valuation Committee would use an estimated life based on the expected repayment date.

The Valuation Committee determines fair value of loan and debt securities of Control Companies based on the estimate of the enterprise value of the portfolio company. To the extent the enterprise value exceeds the remaining principal amount of the loan and all other debt securities of the company, the fair value of such securities is generally estimated to be their cost. However, where the enterprise value is less than the remaining principal amount of the loan and all other debt securities, the Valuation Committee may discount the value of such securities to reflect an impairment.

For the Company’s or its subsidiary’s investment in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as the general partner (the “GP”) of the PE Fund, the Valuation Committee relies on the GP’s determination of the fair value of the PE Fund which will be generally valued, as a practical expedient, utilizing the net asset valuations provided by the GP, which will be made: (i) no less frequently than quarterly as of the Company’s fiscal quarter end and (ii) with respect to the valuation of PE Fund investments in portfolio companies, will be based on methodologies consistent with those set forth in the Company’s Valuation Procedures. In making its determinations, the GP considers and generally relies on TTG Advisers’ recommendations. The determination of the net asset value of the Company’s or its subsidiary’s investment in the PE Fund will follow the methodologies described for valuing interests in private investment funds (“Investment Vehicles”) described below. Additionally, when both the Company and the PE Fund hold investments in the same portfolio company, the GP’s Fair Value determination shall be based on the Valuation Committee’s determination of the Fair Value of the Company’s portfolio security in that portfolio company.

As permitted under GAAP, the Company’s interests in private investment funds are generally valued, as a practical expedient, utilizing the net asset valuations provided by management of the underlying Investment Vehicles, without adjustment, unless TTG Advisers is aware of information indicating that a value reported does not accurately reflect the value of the Investment Vehicle, including any information showing that the valuation has not been calculated in a manner consistent with GAAP. Net unrealized appreciation (depreciation) of such investments is recorded based on the Company’s proportionate share of the aggregate amount of appreciation (depreciation) recorded by each underlying Investment Vehicle. The Company’s proportionate investment interest includes its share of interest and dividend income and expense, and realized and unrealized gains and losses on securities held by the underlying Investment Vehicles, net of operating expenses and fees. Realized gains and losses on distributions from Investment Vehicles are generally recognized on a first in, first out basis.

The Company applies the practical expedient to interests in Investment Vehicles on an investment by investment basis, and consistently with respect to the Company’s entire interest in an investment. The Company may adjust the valuation obtained from an Investment Vehicle with a premium, discount or reserve if it determines that the net asset value is not representative of fair value.

If the Company intends to sell all or a portion of its interest in an Investment Vehicle to a third-party in a privately negotiated transaction near the valuation date, the Company will consider offers from third parties to buy the interest in an Investment Vehicle in valuations, which may be discounted for both probability of close and time.

When the Company receives nominal cost warrants or free equity securities (“nominal cost equity”) with a debt security, the Company typically allocates its cost basis in the investment between debt securities and nominal cost equity at the time of origination. If the Company is not reimbursed for investment or transaction related costs at the time an investment is made, the Company typically capitalizes those costs to the cost basis of the investment.

Interest income, adjusted for amortization of premium and accretion of discount on a yield to maturity methodology, is recorded on an accrual basis to the extent that such amounts are expected to be collected. Origination and/or closing fees associated with investments in portfolio companies are accreted into income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any unamortized original issue discount or market discount is recorded as interest income. Prepayment premiums are recorded on loans when received as interest income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that the Company expects to collect such amounts.

For loans, debt securities, and preferred securities with contractual payment-in-kind interest or dividends, which represent contractual interest/dividends accrued and added to the loan balance or liquidation preference that generally becomes due at maturity, the Company will not ascribe value to payment-in-kind interest/dividends, if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. However, the Company may ascribe value to payment-in-kind interest if the health of the portfolio company and the underlying securities are not in question. All payment-in-kind interest that has been added to the principal balance or capitalized is subject to ratification by the Valuation Committee. For interest or deferred interest receivables purchased by the Company at a discount to their outstanding amount, the Company amortizes the discount using the effective yield method and records it as interest income over the life of the loan. The Company will not ascribe value to the interest or deferred interest, if the Company has determined that the interest is not collectible.

Escrows from the sale of a portfolio company are generally valued at an amount, which may be expected to be received from the buyer under the escrow’s various conditions and discounted for both risk and time.

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies. The Valuation Committee typically will look at the pricing of the security in which the guarantee provided support for the security and compare it to the price of a similar or hypothetical security without guarantee support. The difference in pricing will be discounted for time and risk over the period in which the guarantee is expected to remain outstanding.

Reclassifications — Certain amounts from prior years have been reclassified to conform to the current year presentation.

7. Concentration of Market Risk

Financial instruments that subjected the Company to concentrations of market risk consisted principally of equity investments, subordinated notes, debt instruments and escrow receivables (other than cash equivalents), which collectively represented approximately 76.7% and 94.3% of the Company’s total assets at January 31, 2020 and October 31, 2019, respectively. As discussed in Note 8, these investments consist of securities in companies with no readily determinable market values and as such are valued in accordance with the Company’s fair value policies and procedures. The Company’s investment strategy represents a high degree of business and financial risk due to the fact that the Company’s portfolio investments (other than cash equivalents) are generally illiquid, in small and middle market companies, and include foreign investments (which subject the Company to additional risks such as currency, geographic, demographic and operational risks), entities with little operating history or entities that possess operations in new or developing industries. These investments, should they become publicly traded, would generally be (i) subject to restrictions on resale, if they were acquired from the issuer in private placement transactions; and (ii) susceptible to market risk. Additionally, we are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore may invest a significant portion of our assets in a relatively small number of portfolio companies, which gives rise to a risk of significant loss should the performance or financial condition of one or more portfolio companies deteriorate. As of January 31, 2020, the fair value of our largest investment, Custom Alloy Corporation (“Custom Alloy”), comprised 11.1% of our total assets and 18.1% of our net assets. The Company’s investments in short-term securities are generally in U.S. government securities, with a maturity of greater than three months but generally less than one year or other high quality and highly liquid investments. The Company considers all money market and other cash investments purchased with an original maturity of less than three months to be cash equivalents.

The following table shows the portfolio composition by industry grouping at fair value as a percentage of net assets as of January 31, 2020 and October 31, 2019.

	January 31, 2020	October 31, 2019
Manufacturer of Pipe Fittings	18.10%	17.62%
Electrical Engineering	17.34%	19.55%
Automotive Dealerships	12.31%	12.17%
Supply Chain Equipment Manufacturer	8.96%	6.58%
Technology Investment - Financial Services	5.24%	2.79%
Private Equity	5.04%	5.51%
Electronics Component Manufacturing	5.03%	5.01%
Business Services	4.32%	5.34%
Equipment Rental	3.84%	3.74%
Distributor - Landscaping and Irrigation Equipment	3.74%	3.77%
Consumer Products	3.73%	4.40%
Plastic Injection Molding	3.49%	3.51%
Engineering and Construction Management	3.34%	2.65%
Consulting	3.08%	3.09%
Medical Equipment Manufacturer	2.90%	2.56%
Equipment Manufacturer	2.83%	2.85%
Safety Equipment Manufacturer	2.52%	2.55%
Insurance	2.51%	3.30%
Regulated Investment Company	2.51%	2.14%
Electronics Manufacturing and Repair	2.40%	2.41%
Real Estate Management	2.29%	2.15%
Government Services	2.28%	2.28%
Specialty Chemicals	1.98%	2.11%
Welding Equipment Manufacturer	1.97%	1.99%
Energy Services	1.39%	16.22%
Marketing	1.32%	1.32%
Environmental Services	0.11%	0.08%
Food Services	0.00%	7.23%
Information Technology Products and Services	0.00%	2.77%
Defense/Aerospace Parts Manufacturing	0.00%	1.57%
	124.57%	149.26%

The following table shows the portfolio composition by geographic region at fair value as a percentage of total assets as of January 31, 2020 and October 31, 2019.

	January 31, 2020	October 31, 2019
Northeast	21.00%	21.57%
Europe	19.74%	21.37%
Midwest	14.70%	17.69%
Southeast	11.65%	21.18%
West	6.54%	7.72%
Southwest	1.54%	2.34%
Puerto Rico	1.54%	2.07%
	76.71%	93.94%

8. Portfolio Investments

Pursuant to the requirements of the 1940 Act and ASC 820, we value our portfolio securities at their current market values or, if market quotations are not readily available, at their estimated fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with Valuation Procedures adopted by our Board of Directors. As permitted by the SEC, the Board of Directors has delegated the responsibility of making fair value determinations to the Valuation Committee, subject to the Board of Directors’ supervision and pursuant to our Valuation Procedures.

The levels of fair value inputs used to measure our investments are characterized in accordance with the fair value hierarchy established by ASC 820. Where inputs for an asset or liability fall in more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s fair value measurement. We use judgment and consider factors specific to the investment in determining the significance of an input to a fair value measurement. The three levels of the fair value hierarchy and investments that fall into each of the levels are described below:

•

Level 1: Level 1 inputs are unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities. We use Level 1 inputs for investments in publicly traded unrestricted securities for which we do not have a controlling interest. Such investments are valued at the closing price on the measurement date.  We valued one of our investments using Level 1 inputs as of January 31, 2020.

•

Level 2: Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly or other inputs that are observable or can be corroborated by observable market data.

•

Level 3: Level 3 inputs are unobservable and cannot be corroborated by observable market data. We use Level 3 inputs for measuring the fair value of the vast majority of our investments. See Note 6 “Investment Valuation Policy” for the investment valuation policies used to determine the fair value of these investments.

In determining the appropriate level, the Company considers the length of time until the investment is redeemable, including notice and lock-up periods and any other restriction on the disposition of the investment. The Company also considers the nature of the portfolios of the underlying Investment Vehicles and such vehicles’ ability to liquidate their investment.

The following fair value hierarchy tables set forth our investment related assets and (liabilities) by level as of January 31, 2020 and October 31, 2019 (in thousands):

	January 31, 2020
	Level 1	Level 2	Level 3	Investment measured at NAV	Total
Senior/Subordinated Loans and credit facilities	$—	$—	$189,275	$—	$189,275
Common Stock	5,746	—	3,839	—	9,585
Preferred Stock	—	—	23,618	—	23,618
Warrants	—	—	4,164	—	4,164
Common Equity Interest	—	—	47,513	—	47,513
LP Interest of the PE Fund	—	—	—	11,262	11,262
GP Interest of the PE Fund	—	—	—	287	287
Guarantees and letters of credit	—	—	(593)	—	(593)
Escrow Receivable	—	—	—	—	—
Short-term investments	—	25,058	—	—	25,058
Total	$5,746	$25,058	$267,816	$11,549	$310,169

	October 31, 2019
	Level 1	Level 2	Level 3	Investment measured at NAV	Total
Senior/Subordinated Loans and credit facilities	$—	$—	$242,177	$—	$242,177
Common Stock	4,874	—	3,344	—	8,218
Preferred Stock	—	—	20,238	—	20,238
Warrants	—	—	2,837	—	2,837
Common Equity Interest	—	—	54,209	—	54,209
LP Interest of the PE Fund	—	—	—	12,253	12,253
GP Interest of the PE Fund	—	—	—	313	313
Guarantees and letters of credit	—	—	(727)	—	(727)
Escrow Receivable	—	—	1,135	—	1,135
Short-term investments	—	—	—	—	—
Total	$4,874	$—	$323,213	$12,566	$340,653

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in/out of the Level 3 category as of the beginning of the period in which the reclassifications occur. During the quarter ended January 31, 2020 and the year ended October 31, 2019, there were no transfers in or out of Level 1 or 2.

The following tables set forth a summary of changes in the fair value of investment related assets and liabilities measured using Level 3 inputs for the quarter ended January 31, 2020, and January 31, 2019 (in thousands):

	Balances, November 1, 2019	Realized Gains (Losses) (1)	Reversal of Prior Year (Appreciation) Depreciation on Realization (2)	Unrealized Appreciation (Depreciation) (3)	Purchases (4)	Sales (5)	Transfers In & Out of Level 3	Balances, January 31, 2020	Total Loss for the year Included in Earnings Attibutable to the Change in Unrealized Appreciation (Depreciation) on Investments held as of January 31, 2020
Senior/Subordinated Loans and credit facilities	$242,177	$—	$(190)	$68	$8,795	$(61,575)	$—	$189,275	$68
Common Stock	3,344	—	—	495	—	—	—	3,839	495
Preferred Stock	20,238	(33)	(3)	5,013	—	(1,597)	—	23,618	5,013
Warrants	2,837	28	—	(544)	1,871	(28)	—	4,164	(544)
Common Equity Interest	54,209	—	—	(6,696)	—	—	—	47,513	(6,696)
Guarantees and letters of credit	(727)	—	—	134	—	—	—	(593)	134
Escrow Receivable	1,135	(10)	—	—	—	(1,125)	—	—	—
Total	$323,213	$(15)	$(193)	$(1,530)	$10,666	$(64,325)	$—	$267,816	$(1,530)

	Balances, November 1, 2018	Realized Gains (Losses) (1)	Reversal of Prior Year (Appreciation) Depreciation on Realization (2)	Unrealized Appreciation (Depreciation) (3)	Purchases (4)	Sales (5)	Transfers In & Out of Level 3	Balances, January 31, 2019	Total Loss for the year Included in Earnings Attibutable to the Change in Unrealized Appreciation (Depreciation) on Investments held as of January 31, 2019
Senior/Subordinated Loans and credit facilities	$175,781	$—	$—	$(1,870)	$4,527	$(1,943)	$—	$176,495	$(1,870)
Common Stock	6,150	—	—	—	346	—	—	6,496	—
Preferred Stock	47,060	—	—	1,812	—	—	—	48,872	1,812
Warrants	401	—	—	389	—	—	—	790	389
Common Equity Interest	50,186	—	—	(140)	—	—	—	50,046	(140)
Guarantees and letters of credit	(2,867)	—	2,399	130	—	—	—	(338)	130
Escrow Receivable	969	49	—	—	—	—	—	1,018	—
Total	$277,680	$49	$2,399	$321	$4,873	$(1,943)	$—	$283,379	$321

(1)	Included in net realized gain (loss) on investments in the Consolidated Statements of Operations.
(2)

Included in net unrealized appreciation (depreciation) of investments in the Consolidated Statements of Operations related to securities disposed of during the quarter ended January 31, 2020 and January 31, 2019, respectively.

(3)

Included in net unrealized appreciation (depreciation) of investments in the Consolidated Statements of Operations related to securities held during the quarter ended January 31, 2020 and January 31, 2019, respectively.

(4)

Includes increases in the cost basis of investments resulting from new portfolio investments, PIK interest or dividends, the amortization of discounts, premiums and closing fees and the exchange of one or more existing securities for new securities.  For the quarter ended January 31, 2020 and January 31, 2019, a total of approximately $1.8 million and $964,000, respectively, of PIK interest and dividends and amortization of discounts and fees are included.

(5)	Includes decreases in the cost basis of investments resulting from principal repayments or sales.

In accordance with ASU 2011-04, the following tables summarize information about the Company’s Level 3 fair value measurements as of January 31, 2020 and October 31, 2019 (in thousands):

Quantitative Information about Level 3 Fair Value Measurements*

	Fair value as of			Range				Weighted
	1/31/2020	Valuation technique	Unobservable input	Low		High		average (a)
Common Stock (c) (d)	$3,839	Adjusted Net Asset Approach	Real Estate Appraisals	N/A		N/A		N/A

		Market Approach	EBITDA Multiple	6.0	x	8.0	x	7.0	x

		Income Approach	Discount Rate	12.2%		12.2%		12.2%
			Perpetual Growth Rate of Free Cash Flow	2.0%		2.0%		2.0%

Senior/Subordinated loans and credit facilities (b) (d)	$189,275	Market Approach	EBITDA Multiple	6.0	x	7.5	x	7.1	x
			Forward EBITDA Multiple	7.0	x	7.0	x	7.0	x
			Revenue Multiple	0.6	x	1.3	x	1.2	x

		Income Approach	Required Rate of Return	8.4%		17.2%		15.1%
			Discount Rate	13.3%		14.3%		14.0%
			Perpetual Growth Rate of Free Cash Flow	2.0%		2.5%		2.3%

		Adjusted Net Asset Approach	Real Estate Appraisals	N/A		N/A		N/A
			Discount on Liquidation of Assets	17.5%		25.0%		23.7%

Common Equity Interest	$47,513	Market Approach	Forward EBITDA Multiple	7.0	x	7.0	x	7.0	x
			EBITDA Multiple	7.5	x	7.5	x	7.5	x

		Adjusted Net Asset Approach	Real Estate Appraisals	N/A		N/A		N/A

		Income Approach	Discount Rate	14.3%		14.3%		14.3%
			Perpetual Growth Rate of Free Cash Flow	2.5%		2.5%		2.5%

Preferred Stock (c)	$23,618	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%		10.0%		4.8%
			Real Estate Appraisals	N/A		N/A		N/A

		Market Approach	Revenue Multiple	1.3	x	1.3	x	1.3	x
			% of AUM	0.67%		0.67%		0.67%
			Illiquidity Discount	10.0%		10.0%		10.0%
			Multiple of Book Value	1.0	x	1.0	x	1.0	x
			EBT Multiple	27.0	x	27.0	x	27.0	x

		Income Approach	Discount Rate	12.1%		13.3%		12.2%
			Perpetual Growth Rate of Free Cash Flow	2.0%		2.5%		2.5%

Warrants	$4,164	Market Approach	EBITDA Multiple	6.0	x	6.0	x	6.0	x

		Income Approach	Discount Rate	13.3%		13.3%		13.3%
			Perpetual Growth Rate of Free Cash Flow	2.0%		2.0%		2.0%

Guarantees / Letters of Credit	$(593)	Income Approach	Discount Rate	6.5%		20.0%		18.3%

Escrows	$—	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%		0.0%		0.0%

Total	$267,816

Notes:

(a) Calculated based on fair values.

(b) Certain investments are priced using non-binding broker or dealer quotes.

(c) Certain common and preferred stock investments are fair valued based on liquidation-out preferential rights held by the Company.

(d) Real estate appraisals are performed by independent third parties and the Company does not have reasonable access to the underlying unobservable inputs.

* The above table excludes certain investments whose fair value is zero due to certain specific situations at the portfolio company level.

Quantitative Information about Level 3 Fair Value Measurements*

	Fair value as of			Range				Weighted
	10/31/2019	Valuation technique	Unobservable input	Low		High		average(a)
Common Stock (c) (d)	$3,344	Adjusted Net Asset Approach	Real Estate Appraisals	N/A		N/A		N/A

		Market Approach	EBITDA Multiple	6.0	x	7.5	x	6.6	x

		Income Approach	Discount Rate	12.7%		12.7%		12.7%
			Perpetual Growth Rate of Free Cash Flow	2.0%		2.0%		2.0%

Senior/Subordinated loans and credit facilities (b) (d)	$242,177	Market Approach	EBITDA Multiple	6.0	x	8.0	x	7.5	x
			Forward EBITDA Multiple	8.5	x	8.5	x	8.5	x
			Revenue Multiple	0.5	x	1.4	x	1.2	x

		Income Approach	Required Rate of Return	8.6%		17.4%		14.1%
			Discount Rate	14.1%		15.6%		15.1%
			Perpetual Growth Rate of Free Cash Flow	2.0%		2.5%		2.3%

		Adjusted Net Asset Approach	Real Estate Appraisals	N/A		N/A		N/A
			Discount on Liquidation of Assets	17.5%		25.0%		24.1%

Common Equity Interest	$54,209	Market Approach	Forward EBITDA Multiple	8.5	x	8.5	x	8.5	x
			EBITDA Multiple	7.0	x	7.0	x	7.0	x
		Adjusted Net Asset Approach	Real Estate Appraisals	N/A		N/A		N/A
		Income Approach	Discount Rate	15.6%		15.6%		15.6%
			Perpetual Growth Rate of Free Cash Flow	2.5%		2.5%		2.5%

Preferred Stock (c)	$20,238	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%		10.0%		4.0%
			Real Estate Appraisals	N/A		N/A		N/A

		Market Approach	Revenue Multiple	1.4	x	1.4	x	1.4	x
			% of AUM	0.72%		0.72%		0.72%
			Illiquidity Discount	35.0%		35.0%		35.0%
			Multiple of Book Value	1.0	x	1.0	x	1.0	x
			EBT Multiple	19.5	x	19.5	x	19.5	x

		Income Approach	Discount Rate	12.9%		14.1%		13.1%
			Perpetual Growth Rate of Free Cash Flow	2.0%		2.5%		2.4%

Warrants	$2,837	Market Approach	EBITDA Multiple	6.0	x	6.0	x	6.0	x

Guarantees / Letters of Credit	$(727)	Income Approach	Discount Rate	6.5%		20.0%		17.0%

Escrows	$1,135	Adjusted Net Asset Approach	Discount to Net Asset Value	0.0%		0.0%		0.0%

Total	$323,213

Notes:

(a) Calculated based on fair values.

(b) Certain investments are priced using non-binding broker or dealer quotes.

(c) Certain common and preferred stock investments are fair valued based on liquidation-out preferential rights held by the Company.

(d) Real estate appraisals are performed by independent third parties and the Company does not have reasonable access to the underlying unobservable inputs.

* The above table excludes certain investments whose fair value is zero due to certain specific situations at the portfolio company level.

        ASU 2011-04 clarifies the application of existing fair value measurement and disclosure requirements related to the application of the highest and best use and valuation premise concepts for financial and nonfinancial instruments, measuring the fair value of an instrument classified in equity, and disclosures about fair value measurements. ASU 2011-04 requires additional disclosures about fair value measurements categorized within Level 3 of the fair value hierarchy, including the valuation processes used by the reporting entity, the sensitivity of the fair value to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any.

Following are descriptions of the sensitivity of the Level 3 recurring fair value measurements to changes in the significant unobservable inputs presented in the above table. For securities utilizing the income approach valuation technique, a significant increase (decrease) in the discount rate, risk premium or discount for lack of marketability would result in a significantly lower (higher) fair value measurement. The discount for lack of marketability used to determine fair value may include other factors such as liquidity or credit risk. Generally, a change in the discount rate is accompanied by a directionally similar change in the risk premium and discount for lack of marketability. For securities utilizing the market approach valuation technique, a significant increase (decrease) in the EBITDA, revenue multiple or other key unobservable inputs listed in the above table would result in a significantly higher (lower) fair value measurement. A significant increase (decrease) in the discount for lack of marketability would result in a significantly lower (higher) fair value measurement. The discount for lack of marketability used to determine fair value may include other factors such as liquidity or credit risk. For securities utilizing an adjusted net asset approach valuation technique, a significant increase (decrease) in the price to book value ratio, discount rate or other key unobservable inputs listed in the above table would result in a significantly higher (lower) fair value measurement.

For the Quarter Ended January 31, 2020

During the quarter ended January 31, 2020, the Company made follow-on investments in five portfolio companies that totaled approximately $8.4 million. Specifically, on November 14, 2019, the Company loaned $50,000 to RuMe Inc. (“RuMe”) on its line of credit, increasing the balance to approximately $2.2 million. On November 25, 2019 and December 13, 2019, the Company loaned approximately $1.1 million and $1.0 million, respectively, to Security Holdings B.V. (“Security Holdings”), increasing its senior subordinated loan outstanding amount to approximately $8.2 million. On December 13, 2019, the Company loaned approximately $1.6 million to Jedson Engineering, Inc. (“Jedson”), increasing the first lien loan to approximately $7.7 million. On January 10, 2020, the Company loaned approximately $3.8 million to Apex Industrials Technologies, LLC (“Apex”), increasing the first lien loan to approximately $18.8 million. The maturity date of the loan was extended to May 15, 2020. The Company also received a warrant as part of this investment. On January 16, 2020, Custom Alloy Corporation (“Custom Alloy”) borrowed $925,000 on its revolving credit facility, increasing the balance outstanding to approximately $3.0 million.

On November 1, 2019, U.S. Gas & Electric, Inc. (“U.S. Gas”) made a principal payment of approximately $32.8 million on its second lien loan.

On November 4, 2019, the Company received net proceeds of approximately $1.0 million related to the G3K Displays, Inc. settlement.

On November 5, 2019, the Company received proceeds of approximately $1.0 million related to the Centile Holding B.V. (“Centile”) escrow.

On November 8, 2019, the Company received proceeds of approximately $2.7 million from the PE Fund related to the sale of Focus Pointe Holdings, Inc. (“Focus Pointe”), a portfolio company of the PE Fund. The Company’s pro-rata share of the PE Fund’s cost basis in the Focus Pointe investment totaled approximately $1.9 million, resulting in a realized gain of approximately $773,000. The Company also received a carried interest payment from the PE Fund of approximately $48,000 related to the sale, which was recorded as additional realized gains.

On November 8, 2019, the Company received proceeds of approximately $291,000 from the PE Fund related to tax refunds received by the PE Fund related to Plymouth Rock Energy, LLC. The additional proceeds were recorded as realized gains. The Company also received a carried interest payment from the PE Fund of approximately $11,000 related to these proceeds, which was recorded as additional realized gains.

On December 5, 2019, the Company sold 162,999 preferred shares of Advantage Insurance, Inc. (“Advantage”) for approximately $1.6 million, resulting in a realized loss of approximately $33,000.

On January 1, 2020, Array Information Technology, Inc. (“Array”) repaid its second lien loan in full, including all accrued interest totaling approximately $6.4 million. The Company also received approximately $28,000 for the sale of the warrant which was recorded as a realized gain.

On January 10, 2020, Essner Manufacturing, LP (“Essner”) repaid its first lien loan in full, including all accrued interest totaling approximately $3.6 million.

On January 31, 2020, Morey’s Seafood International, LLC (“Morey’s”) repaid its second lien loan in full, including all accrued interest totaling approximately $16.8 million.

During the quarter ended January 31, 2020, Turf Products, LLC (“Turf”) made a principal payment of $70,000 on its third lien loan.

During the quarter ended January 31, 2020, Legal Solutions Holdings, Inc. (“Legal Solutions”) made $2.3 million in principal payments on its loan.

During the quarter ended January 31, 2020, the Valuation Committee increased the fair value of the Company’s investments in: Black Diamond Equipment Rental, LLC (“Black Diamond”) by approximately $256,000, Foliofn, Inc. (“Foliofn”) by approximately $5.7 million, JSC Tekers Holdings (“JSC Tekers”) by $350,000, Trientis GmbH (“Trientis”) by approximately $72,000, Turf by approximately $60,000, MVC Private Equity Fund L.P. by approximately $2.0 million, GTM Intermediate Holdings, Inc. (“GTM”) by approximately $817,000, MVC Automotive Group GmbH (“MVC Automotive”) equity by approximately $486,000 and Apex by approximately $1.5 million. In addition, increases in the cost basis of the loans to Apex, Black Diamond, Custom Alloy, Dukane IAS, LLC (“Dukane”), Global Prairie PBC, Inc. (“Global Prairie”), GTM, Highpoint, HTI, Jedson, Legal Solutions, Morey’s, RuMe, Security Holdings, SMA Holdings, Inc. (“SMA”) and Tuf-Tug Inc. (“Tuf-Tug”) due to the capitalization of PIK interest totaling approximately $1.8 million. The Valuation Committee also decreased the fair value of the Company’s investments in: Advantage by approximately $129,000, Custom Alloy by approximately $387,000, Dukane by approximately $45,000, Initials, Inc. (“Initials”) by approximately $103,000, RuMe by approximately $1.6 million, Security Holdings by approximately $7.1 million, Tuf-Tug by approximately $62,000, U.S. Gas by approximately $1.0 million and U.S. Spray Drying Holding Company (“U. S. Spray”) by approximately $260,000.

At January 31, 2020, the fair value of all portfolio investments, exclusive of U.S. Treasury obligations and escrow receivables, was $285.7 million with a cost basis of $361.3 million. At January 31, 2020, the fair value and cost basis of investments made by the Company’s former management team pursuant to the prior investment objective (“Legacy Investments”) was $12.0 million and $15.0 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $273.7 million and $346.3 million, respectively. At October 31, 2019, the fair value of all portfolio investments, exclusive of escrow receivables, was $340.2 million with a cost basis of $415.7 million. At October 31, 2019, the fair value and cost basis of the Legacy Investments were $6.4 million and $15.0 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $333.8 million and $400.7 million, respectively.

For the Fiscal Year Ended October 31, 2019

During the fiscal year ended October 31, 2019, the Company made six new investments, committing capital that totaled approximately $32.4 million. Pursuant to an exemptive order received by the Company from the SEC (the “Order”), that allows the Company to co-invest, subject to certain conditions, with certain affiliated private funds as described in the Order, each of the Company and the Private Fund co-invested in GTM ($1.9 million investment for the Company). The Company also invested in Powers ($6.5 million), IPCC ($8.0 million), Jedson ($6.0 million), SMA ($7.0 million) and Global Prairie ($3.0 million).

During the fiscal year ended October 31, 2019, the Company made follow-on investments in six portfolio companies that totaled approximately $12.5 million. Specifically, on December 21, 2018, the Company loaned an additional $2.0 million to Custom Alloy in the form of a second lien loan with an interest rate of 11% and a maturity date of December 23, 2019. During the fiscal year ended October 31, 2019, the Company loaned approximately $1.4 million to RuMe and received a new warrant. On June 7, 2019, the Company invested approximately $3.9 million in GTM increasing the second lien loan by $3.5 million and investing approximately $420,000 for additional common shares. During the fiscal year ended October 31, 2019, Custom Alloy borrowed approximately $2.1 million on its revolving credit facility with a 15% interest rate and a maturity date of April 30, 2020. On July 15, 2019, the Company loaned an additional $1.0 million to HTI increasing its second lien loan to approximately $11.4 million as of October 31, 2019. On September 10, 2019, the Company invested $1.0 million in MVC Automotive in the form of additional common equity. On September 26, 2019, the Company loaned approximately $552,000 to Security Holdings, increasing the senior subordinated loan to approximately $6.0 million as of October 31, 2019.

On November 9, 2018, Custom Alloy repaid its first lien loan in full, including all accrued interest.

On November 13, 2018, Custom Alloy repaid its $1.4 million second lien loan in full, including all accrued interest.

On November 27, 2018, the Company funded approximately $3.0 million related to the MVC Environmental letter of credit, which was called by the beneficiary.

On December 27, 2018, the Company received proceeds of approximately $7.5 million from the PE Fund related to the sale of Plymouth Rock Energy, LLC, a portfolio company of the PE Fund. The Company’s pro-rata share of the PE Fund’s cost basis in the Plymouth Rock Energy, LLC investment totaled approximately $2.5 million, resulting in a realized gain of approximately $5.0 million. The Company also received a carried interest payment from the PE Fund of approximately $173,000 related to the sale, which was recorded as additional realized gains.

On December 27, 2018, the Company received a dividend of approximately $543,000 from the PE Fund related to Focus Pointe Global.

On February 7, 2019, Vistra Energy and Crius Energy Trust (“Crius”) announced that they entered into a definitive agreement pursuant to which Vistra Energy will acquire Crius for cash consideration of CAN$7.57 per trust unit.  On February 20, 2019, Vistra Energy agreed to increase its acquisition price for Crius to CAN$8.80 per trust unit, an increase of CAN$1.23 per trust unit.

On April 26, 2019, RuMe made a principal payment on the revolver of $500,000 and Morey’s made a principal payment of approximately $591,000 on its second lien loan.

On April 30, 2019, Custom Alloy redeemed its series A, B and C preferred shares and consolidated its second lien loans in exchange for two second lien loans of approximately $32.5 million and $6.1 million with interest rates of 15% and maturity dates of April 30, 2022. The Company also funded approximately $595,000 as part of the transaction related to the $6.1 million second lien loan. The Company realized a gain of approximately $3.2 million and approximately $2.3 million of PIK interest and dividends associated with the transaction. Also on April 30, 2019, the Company provided Custom Alloy a $3.0 million line of credit with a 15% interest rate and a maturity date of April 30, 2020. There was no amount outstanding as of April 30, 2019.

On June 14, 2019, Array Information Technology, Inc. (“Array”) made a principal payment of approximately $114,000 on its second lien loan.

On June 19, 2019, Essner Manufacturing, LP (“Essner”) made a principal payment of approximately $78,000 on its first lien loan.

On July 1, 2019, Turf Products, LLC (“Turf”) made a principal payment of $70,000 on its third lien loan.

On July 15, 2019, the Company’s Crius trust units were sold for $6.71 per share resulting in total proceeds of approximately $22.0 million. The Company realized a loss of approximately $3.8 million as a result of this transaction.

On July 29, 2019, the Company sold 608,310 shares of Equus Total Return, Inc. (“Equus”) common stock for approximately $1.0 million, resulting in a realized loss of approximately $219,000.

On August 12, 2019, the Company sold 608,310 common shares of Equus totaling approximately $985,000 in proceeds and resulting in a realized loss of approximately $268,000.

On August 12, 2019, the Company converted the MVC Environmental loan, unpaid expenses and accrued interest to additional cost basis in the common stock of MVC Environmental, resulting in a realized gain of approximately $1.4 million.

On September 13, 2019, the Company sold the common stock of MVC Environmental, receiving proceeds of $45,000 which resulted in a realized loss of approximately $14.4 million.

On October 1, 2019, Tin Roof repaid its $3.8 million loan in full, including all accrued interest. Also during the fiscal year ended October 31, 2019, Tin Roof made principal payments totaling approximately $99,000.

On October 17, 2019, the Company recorded a $1.6 million realized gain associated with a settlement, which is expected to be paid in November 2019, related to a former portfolio company, G3K Display, Inc. The Company incurred costs of approximately $543,000 related to the settlement.

During the quarter ended January 31, 2019, the Valuation Committee increased the fair value of the Company’s investments in: Black Diamond loan and warrant by approximately $767,000, Custom Alloy second lien loans, series A preferred stock, series B preferred stock and series C preferred stock by a net total of approximately $2.3 million, Dukane loan by $286, Foliofn preferred stock by $32,000, Highpoint loan by approximately $252, HTI loan by approximately $80,000, JSC Tekers preferred stock by approximately $82,000, Security Holdings equity and letter of credit by a net total of $25,000, Turf loan by approximately $15,000 and the Centile escrow by $49,000. In addition, increases in the cost basis of the loans to HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Array, GTM, Tin Roof, Tuf-Tug and Security Holdings were due to the capitalization of PIK interest totaling approximately $964,000. The Valuation Committee also decreased the fair value of the Company’s investments in: Advantage preferred stock by approximately $244,000, Essner loan by approximately $21,000, Initials loan by approximately $412,000, Legal Solutions loan by approximately $118,000, MVC Automotive equity by approximately $117,000, MVC Environmental loan by approximately $875,000 and common stock by approximately $3.0 million, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $1.1 million, RuMe series B-1 preferred stock, guarantee and letter of credit by a net total of approximately $308,000, Trientis loan by approximately $77,000, U.S. Tech loan by approximately $23,000 and the U.S. Gas loan by approximately $797,000.

During the quarter ended April 30, 2019, the Valuation Committee increased the fair value of the Company’s investments in: Array loan by approximately $62,000, Black Diamond loan and warrant by a net total of approximately $126,000, Dukane loan by approximately $10,000, Essner loan by approximately $21,000, Foliofn preferred stock by $369,000, Highpoint loan by approximately $264, HTI loan by approximately $65,000, Initials loan by approximately $5,000, MVC Automotive equity by approximately $747,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $833,000, Security Holdings equity and letter of credit by a net total of approximately $3.7 million, Trientis loan by approximately $40,000, Turf loans by approximately $94,000, U.S. Tech loan by approximately $23,000, U.S. Gas loan by approximately $357,000 and the Centile escrow by approximately $29,000. In addition, increases in the cost basis of the loans to HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Array, GTM, Tin Roof, Tuf-Tug, Security Holdings and the Custom Alloy preferred stock were due to the capitalization of PIK interest/dividends totaling approximately $3.4 million. The Valuation Committee also decreased the fair value of the Company’s investments in: Advantage preferred stock by approximately $674,000, Custom Alloy loans by a total of approximately $504,000, JSC Tekers preferred stock by approximately $48,000, RuMe series B-1 preferred stock and letter of credit by a total of approximately $1.8 million and the U.S. Spray common stock by $3.1 million.

During the quarter ended July 31, 2019, the Valuation Committee increased the fair value of the Company’s investments in: Centile escrow by approximately $38,000, Custom Alloy loans by a total of approximately $115,000, Dukane loan by approximately $1,000, Foliofn preferred stock by $389,000, HTI loan by approximately $47,000, JSC Tekers preferred stock by approximately $60,000 and Turf loans by approximately $124,000. In addition, increases in the cost basis of the loans to HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Array, GTM, Tin Roof, Tuf-Tug, Security Holdings, Jedson and Custom Alloy were due to the capitalization of PIK interest/dividends totaling approximately $780,000. The Valuation Committee also decreased the fair value of the Company’s investments in: Array loan by approximately $1,000, Black Diamond loan and warrant by a net total of approximately $8,000, Highpoint loan by approximately $51,000, Initials loan by approximately $281,000, MVC Automotive equity by approximately $256,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $399,000, RuMe series B-1 preferred stock and letter of credit by a total of approximately $113,000, Security Holdings equity and letter of credit by a net total of approximately $1.2 million, Trientis loan by approximately $84,000 and U.S. Gas loan by approximately $1.2 million.

During the quarter ended October 31, 2019, the Valuation Committee increased the fair value of the Company’s investments in: Array loan by $622, Centile escrow by approximately $50,000, Foliofn preferred stock by $569,000, JSC Tekers preferred stock by $737,000, MVC Automotive equity by approximately $327,000, MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $566,000, Tuf-Tug loan and common stock by a total of approximately $78,000 and Turf loans by approximately $69,000. In addition, increases in the cost basis of the loans to HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Array, GTM, Tuf-Tug, Security Holdings, Jedson, SMA and Black Diamond were due to the capitalization of PIK interest/dividends totaling approximately $747,000. The Valuation Committee also decreased the fair value of the Company’s investments in: Advantage preferred stock by approximately $403,000, Black Diamond loan and warrant by a net total of approximately $14,000, Custom Alloy loans by a total of approximately $98,000, Dukane loan by approximately $9,000, Initials loan by approximately $715,000, RuMe preferred stocks, warrants and letter of credit by a net total of approximately $839,000, Security Holdings equity and letter of credit by a net total of $227,000, Trientis loan by approximately $86,000, U.S. Gas loan by approximately $857,000 and U.S. Spray common stock by $500,000.

During the fiscal year ended October 31, 2019, the Valuation Committee increased the fair value of the Company’s investments in: Array loan by approximately $63,000, Black Diamond loan and warrant by a net total of approximately $871,000, Custom Alloy second lien loans, series A preferred stock, series B preferred stock and series C preferred stock by a net total of approximately $1.8 million, Dukane loan by approximately $1,000, Foliofn preferred stock by $1.4 million, HTI loan by approximately $192,000, JSC Tekers preferred stock by approximately $831,000, Security Holdings equity and letter of credit by a net total of approximately $2.2 million, Tuf-Tug loan and common stock by approximately $78,000, Turf loans by approximately $302,000, MVC Automotive equity by approximately $701,000 and the Centile escrow by $166,000. In addition, increases in the cost basis of the loans to HTI, Legal Solutions, RuMe, Dukane, Morey’s, Highpoint, Array, GTM, Tin Roof, Tuf-Tug, Security Holdings, Jedson, SMA and the Custom Alloy preferred stock were due to the capitalization of PIK interest/dividends totaling approximately $5.9 million. The Valuation Committee also decreased the fair value of the Company’s investments in: Advantage preferred stock by approximately $1.3 million, Highpoint loan by approximately $51,000, Initials loan by approximately $1.4 million, Legal Solutions loan by approximately $118,000, MVC Environmental loan and common stock by a total of approximately $3.9 million, RuMe series B-1 preferred stock, guarantee and letter of credit by a net total of approximately $3.0 million, Trientis loan by approximately $208,000, U.S. Spray common stock by $3.6 million, U.S. Gas loan by approximately $2.4 million and the MVC Private Equity Fund L.P. general partnership interest and limited partnership interest in the PE Fund by a total of approximately $140,000.

At October 31, 2019, the fair value of all portfolio investments, exclusive of escrow receivables, was $340.2 million with a cost basis of $415.7 million. At October 31, 2019, the fair value and cost basis of the Legacy Investments were $6.4 million and $15.0 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $333.8 million and $400.7 million, respectively. At October 31, 2018, the fair value of all portfolio investments, exclusive of escrow receivables, was $324.5 million with a cost basis of $409.6 million. At October 31, 2018, the fair value and cost basis of the Legacy Investments was $5.0 million and $15.0 million, respectively, and the fair value and cost basis of portfolio investments made by the Company’s current management team was $319.5 million and $394.6 million, respectively.

9. Commitments and Contingencies

Commitments to Portfolio Companies:

At January 31, 2020 and October 31, 2019, the Company’s existing commitments to portfolio companies consisted of the following:

Portfolio Company	Amount Committed	Amount Funded as of January 31, 2020
MVC Private Equity Fund LP	$20.1 million	$14.6 million
RuMe	$2.2 million	$2.2 million
RuMe	$400,000	$400,000
Custom Alloy	$3.0 million	$3.0 million
Total	$25.7 million	$20.2 million

Portfolio Company	Amount Committed	Amount Funded as of October 31, 2019
MVC Private Equity Fund LP	$20.1 million	$14.6 million
RuMe	$2.2 million	$2.1 million
RuMe	$400,000	$400,000
Custom Alloy	$3.0 million	$2.1 million
Total	$25.7 million	$19.2 million

Guarantees:

At January 31, 2020 and October 31, 2019, the Company had the following commitments to guarantee various loans and mortgages:

Guarantee	Amount Committed	Amount Funded as of January 31, 2020
MVC Automotive	$4.0 million	—
Total	$4.0 million	—

Guarantee	Amount Committed	Amount Funded as of October 31, 2019
MVC Automotive	$4.0 million	—
Total	$4.0 million	—

ASC 460, Guarantees, requires the Company to estimate the fair value of the guarantee obligation at its inception and requires the Company to assess whether a probable loss contingency exists in accordance with the requirements of ASC 450, Contingencies. At January 31, 2020, the Valuation Committee estimated the combined fair values of the guarantee obligation noted above to be $0 or a liability of approximately $0.

These guarantees are further described below, together with the Company’s other commitments.

On January 16, 2008, the Company agreed to support a 4.0 million Euro mortgage for a Ford dealership owned and operated by MVC Automotive through making financing available to the dealership and agreeing under certain circumstances not to reduce its equity stake in MVC Automotive.  Over time, Erste Bank, the bank extending the mortgage to MVC Automotive, increased the amount of the mortgage. The balance of the guarantee as of January 31, 2020 is approximately 4.9 million Euro (equivalent to approximately $5.4 million).

The Company agreed to cash collateralize a $300,000 third party letter of credit for RuMe, which is now collateralized with Credit Facility IV (defined below) and still a commitment of the Company as of January 31, 2020. Previously, the Company guaranteed $1.0 million of RuMe’s indebtedness to Colorado Business Bank and also provided RuMe an additional $2.0 million letter of credit. On April 25, 2019, the $1.0 million guarantee and the $2.0 million letter of credit were refinanced and replaced with a new $3.0 million letter of credit. The letter of credit had a fair value of approximately -$519,000 or a liability of $519,000 as of January 31, 2020. The $3.0 million letter of credit is collateralized with Credit Facility IV (defined below).

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund, for which an indirect wholly-owned subsidiary of the Company serves as GP. The PE Fund closed on approximately $104 million of capital commitments. During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners operations. The investment period related to the PE Fund has ended. Additional capital may be called for follow-on investments in existing portfolio companies of the PE Fund or to pay operating expenses of the PE Fund until the partnership is terminated. On December 27, 2018, the Company received proceeds of approximately $7.5 million from the PE Fund related to the sale of Plymouth Rock Energy, LLC, a portfolio company of the PE Fund. The Company’s pro-rata share of the PE Fund’s cost basis in the Plymouth Rock Energy, LLC investment totaled approximately $2.5 million, resulting in a realized gain of approximately $5.0 million. On October 25, 2019, the PE Fund sold Focus Pointe, a portfolio company of the PE Fund. The Company received proceeds of approximately $2.7 million related to the sale. The Company’s pro-rata share of the PE Fund’s cost basis in the Focus Pointe investment totaled approximately $1.9 million, resulting in a realized gain of approximately $800,000. As of January 31, 2020, $14.6 million of the Company’s commitment was funded.

As of October 31, 2019, RuMe had a $2.2 million line of credit provided by the Company with a 10% interest rate and a maturity date of March 31, 2021. The outstanding balance as of October 31, 2019 and January 31, 2020 was approximately $2.1 million and $2.2 million, respectively, including capitalized PIK interest. Also, during the fiscal year ended October 31, 2019, the Company provided RuMe a $400,000 revolver with a 10% interest rate and a maturity date of February 28, 2020. The outstanding balance of the revolver as of October 31, 2019 and January 31, 2020 was approximately $404,000 and $414,000, respectively, including capitalized PIK interest.

As of October 31, 2019, Security Holdings had a 4.8 million Euro letter of credit. The letter of credit had a fair value of approximately -$74,000 or a liability of $74,000 as of January 31, 2020. The letter of credit is collateralized with Credit Facility IV (defined below).

As of October 31, 2019, Custom Alloy had a $3.0 million line of credit provided by the Company with a 15% interest rate and a maturity date of April 30, 2020. The balance outstanding as of October 31, 2019 was approximately $2.1 million. During the quarter ended January 31, 2020, the Company funded $925,000, resulting in a balance outstanding as of January 31, 2020 of approximately $3.0 million.

As of January 31, 2020, the total fair value associated with potential obligations related to guarantees and letters of credit was approximately -$593,000 or a liability of $593,000.

Commitments of the Company

On July 31, 2013, the Company entered into a one-year, $50 million revolving credit facility (“Credit Facility II”) with BB&T. On January 31, 2014, Credit Facility II was increased to a $100 million revolving credit facility. On December 1, 2015, Credit Facility II was renewed and expired on May 31, 2016, at which time all outstanding amounts under it were due and repaid. On June 30, 2016, Credit Facility II was renewed and reduced to a $50 million revolving credit facility, which expired on February 28, 2017, as of which time all outstanding amounts under it were due and repaid. On February 28, 2017, Credit Facility II was renewed and increased to a $100 million revolving credit facility and expired on August 31, 2017. On August 31, 2017, Credit Facility II was renewed and decreased to a $25 million revolving credit facility, which was to expire on August 31, 2018.  There was no change to the interest rate or unused fee on the revolving credit facility. The Company incurred closing costs associated with this transaction of $62,500. On August 10, 2018, Credit Facility II was renewed to August 30, 2019 and on August 30, 2019, Credit Facility II was extended to August 31, 2020. The Company incurred closing costs associated with each of these transactions of $50,000 with no change in terms other than the expiration date. At October 31, 2019 and January 31, 2020, there was $0 and $25.0 million, respectively, outstanding on Credit Facility II. Credit Facility II is used to provide the Company with better overall financial flexibility in managing its investment portfolio. Borrowings under Credit Facility II bear interest at LIBOR plus 125 basis points. In addition, the Company is also subject to a 25 basis point commitment fee for the average amount of Credit Facility II that is unused during each fiscal quarter. The Company paid closing fees, legal and other costs associated with these transactions. These costs are amortized over the life of the facility. Borrowings under Credit Facility II will be secured by cash, short-term and long-term U.S. Treasury securities and other governmental agency securities. As of January 31, 2020, the Company was in compliance with all covenants related to Credit Facility II.

On November 15, 2017, the Company completed a public offering of $100,000,000 aggregate principal amount of its 6.25% senior notes due November 30, 2022 (“Senior Notes II”). In addition, on November 20, 2017, the underwriters exercised an over-allotment option to purchase an additional $15 million in aggregate principal amount of Senior Notes II (together with the offering on November 15, the “Offering”). The Senior Notes II have an interest rate of 6.25% per year payable quarterly on January 15, April 15, July 15, and October 15 of each year. After deducting underwriting fees and discounts and expenses, the Offering resulted in net proceeds to the Company of approximately $111.4 million. The Offering expenses incurred are amortized over the term of the Senior Notes II. Proceeds from the offering were used to repay the Senior Notes in full, including all accrued interest. As of January 31, 2020, the Senior Notes II had a total outstanding amount of $115.0 million, net of deferred financing fees the balance was approximately $112.9 million, with a market value of approximately $117.5 million.

On January 29, 2019, the Company entered into a three year, $35 million revolving credit facility (“Credit Facility IV”) with People’s United Bank, National Association as lender and lead agent. Credit Facility IV can, under certain conditions, be increased up to $85 million. Credit Facility IV will expire on January 29, 2022, at which time all outstanding amounts under Credit Facility IV will be due and payable. Borrowings under the Credit Facility bear interest at a rate of LIBOR plus 2.85%, or the prime rate plus 0.5% at the Company’s discretion. In addition, the Company was subject to (i) a closing fee of 1% of the commitment amount paid at closing, (ii) a one-time structuring fee in the amount of $100,000 paid at closing, (iii) an unused line fee, which is payable monthly, of 0.75% if the Company draws less than $25 million on Credit Facility IV or 0.60% if the Company draws more than $25 million on Credit Facility IV, and (iv) an annual administrative agent fee in the amount of $100,000 in 2019 and $200,000 in each year thereafter. The compensating balance for the revolving credit facility is $5.0 million, which is reflected as restricted cash equivalents on the Company’s Consolidated Balance Sheets.  On June 19, 2019, in order to increase the size of the Credit Facility IV, the credit facility was amended to add Bank Leumi USA as an additional lender. The amendment increased the size of Credit Facility IV by $15.0 million to $50.0 million. All other material terms of the Credit Facility remain unchanged. In addition, the Company was subject to a closing fee of 1% of the additional commitment amount of $15.0 million to be paid at closing. As of January 31, 2020, there was no amount outstanding on Credit Facility IV and the Company was in compliance with the maximum balance sheet leverage covenant related to Credit Facility IV.

The Company enters into contracts with portfolio companies and other parties that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not experienced claims or losses pursuant to these contracts and believes the risk of loss related to indemnifications to be remote.

10. Management

On November 6, 2003, Michael Tokarz assumed his positions as Chairman, Portfolio Manager and Director of the Company. From November 6, 2003 to October 31, 2006, the Company was internally managed. Effective November 1, 2006, Mr. Tokarz’s employment agreement with the Company terminated and the obligations under that agreement were superseded by those under the Advisory Agreement entered into with TTG Advisers. Under the terms of the Advisory Agreement, the Company pays TTG Advisers a base management fee and an incentive fee for its provision of investment advisory and management services.

Our Board of Directors, including all of the Independent Directors, last approved a renewal of the Advisory Agreement at their in-person meeting held on October 31, 2019.

Under the terms of the Advisory Agreement, TTG Advisers determines, consistent with the Company’s investment strategy, the composition of the Company’s portfolio, the nature and timing of the changes to the Company’s portfolio and the manner of implementing such changes. TTG Advisers also identifies and negotiates the structure of the Company’s investments (including performing due diligence on prospective Portfolio Companies), closes and monitors the Company’s investments, determines the securities and other assets purchased, retains or sells and oversees the administration, recordkeeping and compliance functions of the Company and/or third parties performing such functions for the Company. TTG Advisers’ services under the Advisory Agreement are not exclusive, and it may furnish similar services to other entities. Pursuant to the Advisory Agreement, the Company is required to pay TTG Advisers a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at 2.0% per annum of the Company’s total assets excluding cash, the value of any investment in a Third-Party Vehicle covered by a Separate Agreement (as defined in the Advisory Agreement) and the value of any investment by the Company not made in portfolio companies (“Non-Eligible Assets”) but including assets purchased with borrowed funds that are not Non-Eligible Assets. The incentive fee consists of two parts: (i) one part is based on our pre-incentive fee net operating income; and (ii) the other part is based on the capital gains realized on our portfolio of securities acquired after November 1, 2003.

The Advisory Agreement provides for an expense cap pursuant to which TTG Advisers will absorb or reimburse operating expenses of the Company, to the extent necessary to limit the Company’s expense ratio (the consolidated expenses of the Company, including any amounts payable to TTG Advisers under the base management fee, but excluding the amount of any interest and other direct borrowing costs, taxes, incentive compensation and extraordinary expenses taken as a percentage of the Company’s average net assets) to 3.5% in each of the 2009 and 2010 fiscal years.

On various dates, TTG Advisers and the Company entered into annual agreements to extend the expense cap of 3.5% to the 2011, 2012, 2013 and 2014 fiscal years (“Expense Limitation Agreement”). The Company and the Adviser agreed to continue the expense cap into fiscal year 2015 and fiscal year 2016, though they lowered the expense cap to 3.25% and modified the methodology so that the cap is applied to limit the Company’s ratio of expenses to total assets less cash (the “Modified Methodology”), consistent with the asset level used to calculate the base management fee. (The expenses covered by the cap remain unchanged.) On October 28, 2016, the Board of Directors, including all of the Independent Directors, approved the renewal of the Advisory Agreement for the 2017 fiscal year. Further, the Adviser agreed to continue to waive a portion of the base management fee so that it is reduced to 1.50% for fiscal year 2017. In March 2016, the Adviser agreed to modify its prior agreement to waive, effective November 1, 2015, the first $1.0 million of capital gains incentive fee due under the Advisory Agreement, such that the $1.0 million waiver of incentive fee would be applied to any incentive fee due under the agreement, whether it is a capital gains incentive fee or net operating income incentive fee. Furthermore, the Company and the Adviser, similar to fiscal year 2016, agreed on an expense cap for fiscal years 2017 through 2019 of 3.25% under the Modified Methodology. The amount of any payments made by the GP of the PE Fund to TTG Advisers pursuant to the Portfolio Management Agreement between the GP and TTG Advisers respecting the PE Fund continues to be excluded from the calculation of the Company’s expense ratio under the Expense Limitation Agreement. In addition, for fiscal years 2010 through 2019, TTG Advisers voluntarily agreed to waive $150,000 of expenses that the Company is obligated to reimburse to TTG Advisers under the Advisory Agreement for its allocable portion of the compensation payable to certain officers of the Company, which may not exceed $200,000 per year in the aggregate (the “Voluntary Waiver”). TTG Advisers also voluntarily agreed that any assets of the Company that are invested in exchange-traded funds would not be taken into account in the calculation of the base management fee due to TTG Advisers under the Advisory Agreement. As of January 31, 2020, the Company did not have an investment in an exchange traded fund. In addition, the Adviser has agreed, effective November 1, 2017, to a revised management fee structure that ties management fees to the NAV discount1 as follows: (A) If the Company’s NAV discount is greater than 20%, the management fee for the current quarter is reduced to 1.25%; (B) If the NAV discount is between 10% and 20%, the management fee will be 1.50%; and (C) If the NAV discount is less than 10% or eliminated, the 1.50% management fee would be re-examined, but in no event would it exceed 1.75%. For the quarter ended January 31, 2020, the effective management fee was 1.25%.

1 The NAV discount referred to herein is the average daily discount to NAV for a quarter. The discount is determined using the most recently determined NAV per share, which is typically the prior quarter end’s NAV per share and the Company stock closing price on any given day for the quarter.

On October 29, 2010, through MVC Partners and MVCFS, the Company committed to invest approximately $20.1 million in the PE Fund.  The PE Fund has closed on approximately $104 million of capital commitments.  The Company’s Board of Directors authorized the establishment of, and investment in, the PE Fund for a variety of reasons, including the Company’s ability to make additional investments that represent more than 5% of its total assets or more than 10% of the outstanding voting securities of the issuer (“Non-Diversified Investments”) through the PE Fund. As previously disclosed, the Company may be restricted in its ability to make Non-Diversified Investments.  For services provided to the PE Fund, the GP and MVC Partners are together entitled to receive 25% of all management fees and other fees paid by the PE Fund and its portfolio companies and up to 30% of the carried interest generated by the PE Fund. Further, at the direction of the Board of Directors, the GP retained TTG Advisers to serve as the portfolio manager of the PE Fund. In exchange for providing those services, and pursuant to the Board of Directors’ authorization and direction, TTG Advisers is entitled to receive the balance of the fees generated by the PE Fund and its portfolio companies and a portion of any carried interest generated by the PE Fund. Given this separate arrangement with the GP and the PE Fund (the “PM Agreement”), under the terms of the Company’s Advisory Agreement with TTG Advisers, TTG Advisers is not entitled to receive from the Company a management fee or an incentive fee on assets of the Company that are invested in the PE Fund. However, the Company’s limited partnership interest and GP interest in the PE Fund are subject to the PE Fund’s annual management fee, a portion of which, as described above, is retained by the Company and not paid out to TTG Advisers as portfolio manager of the PE Fund. During the fiscal year ended October 31, 2012 and thereafter, MVC Partners was consolidated with the operations of the Company as MVC Partners’ limited partnership interest in the PE Fund is a substantial portion of MVC Partners operations. Previously, MVC Partners was presented as a Portfolio Company on the Consolidated Schedules of Investments. The consolidation of MVC Partners has not had any material effect on the financial position or net results of operations of the Company. There are additional disclosures resulting from this consolidation.

Management and portfolio fees (e.g., closing or monitoring fees) generated by the PE Fund (including its portfolio companies) that are paid to the GP are classified on the Consolidated Statements of Operations as Management fee income - Asset Management and Portfolio fee income - Asset Management, respectively. The portion of such fees that the GP pays to TTG Advisers (in accordance with its PM Agreement described above) are classified on the Consolidated Statements of Operations as Management fee - Asset Management and Portfolio fees - Asset Management. Under the PE Fund’s agreements, a significant portion of the portfolio fees that are paid by the PE Fund’s portfolio companies to the GP and TTG Advisers is subject to recoupment by the PE Fund in the form of an offset to future management fees paid by the PE Fund.

11. Incentive Compensation

Effective November 1, 2006, Mr. Tokarz’s employment agreement with the Company terminated and the obligations under Mr. Tokarz’s agreement were superseded by those under the Advisory Agreement entered into with TTG Advisers. Pursuant to the Advisory Agreement, the Company pays an incentive fee to TTG Advisers which is generally: (i) 20% of pre-incentive fee net operating income and (ii) 20% of cumulative aggregate net realized capital gains less aggregate unrealized depreciation (on our portfolio securities acquired after November 1, 2003). TTG Advisers is entitled to an incentive fee with respect to our pre-incentive fee net operating income in each fiscal quarter as follows: no incentive fee in any fiscal quarter in which our pre-incentive fee net operating income does not exceed the lower hurdle rate of 1.75% of net assets, 100% of our pre-incentive fee net operating income with respect to that portion of such pre-incentive fee net operating income, if any, that exceeds the lower hurdle amount but is less than 2.1875% of net assets in any fiscal quarter and 20% of the amount of our pre-incentive fee net operating income, if any, that exceeds 2.1875% of net assets in any fiscal quarter. Under the Advisory Agreement, the accrual of the provision for incentive compensation for net realized capital gains is consistent with the accrual that was required under the employment agreement with Mr. Tokarz.

On October 31, 2019, per the Current Incentive Fee Modification, the Adviser indicated its voluntary agreement to modify the calculation of the Income Incentive Fee for the fiscal year ended October 31, 2020, so that the fee accrued shall be subject to the following additional provisions: (A) in lieu of the “Lower Hurdle Amount” and the “Higher Hurdle Amount” set forth in the Advisory Agreement and in lieu of the Income Incentive Fee calculations applied on a quarterly basis under such agreement, the Income Incentive Fee will be computed pursuant to the calculations hereunder on an annual basis and shall be subject to a single 8 percent hurdle rate such that no Income Incentive Fee will be paid unless the pre-Incentive Fee net operating income for the fiscal year in which it is calculated exceeds 8 percent of the Fund’s aggregate NAV calculated as of the end of the fiscal year in which such fee is being calculated (the “New Hurdle Amount”) and the Income Incentive Fee shall be equal to the following: (i) 50% of the amount by which such pre-Incentive Fee net operating income for the fiscal year exceeds the New Hurdle Amount but is less than 8.75% (the “Catch-Up Hurdle”); and (ii) 20% of the amount by which such pre-Incentive Fee net operating income for the fiscal year equals or exceeds the Catch-Up Hurdle, subject to the qualifications/limitations below; (B) the Income Incentive Fee will be accrued only to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the fiscal year for which such fees are being calculated and the 2 preceding fiscal years (but no earlier than the year ended October 31, 2020) exceeds the cumulative Income Incentive Fees accrued and/or paid for such 2 fiscal years (but no earlier than the year ended October 31, 2020). For the foregoing purposes, the “cumulative net increases in net assets resulting from operations” is the amount for the fiscal year of: the sum of pre-Incentive Fee net investment income (loss), realized gains and realized appreciation resulting from the “Yield Portfolio” (as defined by mutual agreement between the Company and the Adviser), less any realized losses and unrealized depreciation attributable to the Yield Portfolio, provided that such reductions (for losses/depreciation) shall be reduced by the amount of any carried-interest gains generated from the MVC PE Fund over the year for which such fees are being calculated and the 2 preceding fiscal years (but no earlier than the year ended October 31, 2020), but only to the extent such carried-interest gains have not previously been applied to reduce losses/depreciation under this Clause (B); and (C) the amounts of any actual Income Incentive Fee payment reductions caused by application of clause (A) above (in lieu of applying the hurdle rates and catch up formula set forth in the Advisory Agreement) shall be credited against any unrealized depreciation or realized losses applied with respect to the application of Clause (B) above (on a one-time basis). Further, absent advance notice by the Adviser to the Board (at least 60 days’ prior to the fiscal year end), the Current Incentive Fee Modification shall continue automatically for each subsequent fiscal year.

At October 31, 2019, the provision for estimated incentive compensation was $0.  During the quarter ended January 31, 2020, there was no change in the provision for incentive compensation as 20% of the cumulative aggregate net realized capital gains less aggregate unrealized depreciation was less than $0. The provision for incentive compensation includes the Valuation Committee’s determination to increase the fair values of eight of the Company’s portfolio investments (Apex, Black Diamond, GTM, JSC Tekers, MVC Automotive, Trientis, Turf and Equus) by a total of approximately $4.4 million. The provision also includes the Valuation Committee’s determination to decrease the fair values of nine of the Company’s portfolio investments (Advantage, Custom Alloy, Dukane, Initials, RuMe, Security Holdings, Tuf-Tug, U.S. Spray and U.S. Gas) by a total of approximately $10.8 million. Also, for the quarter ended January 31, 2020, no provision was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income for the quarter did not exceed the hurdle rate. For fiscal years ending on October 31, 2019 and October 31, 2020, the Adviser agreed to voluntarily modify the calculation of the Income Incentive Fee so that the fee accrued shall equal the lesser of: (i) the amount of the Income Incentive Fee computed and determined quarterly as currently set forth in the Advisory Agreement; and (ii) the amount of the Income Incentive Fee computed and determined on an annual basis (in lieu of quarterly). Further, regardless of the amount of Income Incentive Fee computed or accrued, the Adviser agreed to defer collection of any Income Incentive Fee due and payable for the fiscal year until after the completion of the annual audit for such fiscal year.

At October 31, 2018, the provision for estimated incentive compensation was $0.  During the fiscal year ended October 31, 2019, there was no change in the provision for incentive compensation as 20% of the cumulative aggregate net realized capital gains less aggregate unrealized depreciation was less than $0. The provision for incentive compensation includes the Valuation Committee’s determination to decrease the fair values of ten of the Company’s portfolio investments (Advantage, Highpoint, Initials, Legal Solutions, MVC Environmental, RuMe, Trientis, U.S. Spray, U.S. Gas and Equus) by a total of approximately $17.9 million. The provision also includes the Valuation Committee’s determination to increase the fair values of twelve of the Company’s portfolio investments (Array, Black Diamond, Custom Alloy, Dukane, HTI, JSC Tekers, Security Holdings, Tuf-Tug, Turf, Crius, Centile escrow and MVC Automotive) by a total of approximately $12.8 million. Also, for the quarter ended October 31, 2019, no payable was recorded for the net operating income portion of the incentive fee as pre-incentive fee net operating income for the quarter did not exceed the hurdle rate. As of October 31, 2018, the balance of the Deferred Portion of the incentive compensation payable was approximately $2.5 million. During the fiscal year ended October 31, 2019, the Company made an approximately $975,000 incentive compensation payment to TTG Advisers related to the sale of the Crius equity units, resulting in a balance of approximately $1.5 million as of October 31, 2019.

12. Tax Matters

On October 31, 2019, the Company had a net capital loss carryforward of approximately $9.3 million and had net unrealized losses of approximately $75.4 million. The Company had approximately $75.6 million in net unrealized losses as of January 31, 2020.

ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. During the quarter ended January 31, 2020, the Company did not incur any interest or penalties related to unrecognized tax benefits. Although we file federal and state tax returns, our major tax jurisdiction is federal for the Company and MVCFS. The fiscal years 2014 through 2018 for the Company and MVCFS remain subject to examination by the IRS.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.   One of the more prominent changes addresses capital loss carryforwards.  Under the Act, each fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

13. Dividends and Distributions to Shareholders, Share Repurchase Program and Tender Offer

As a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Company is required to distribute to its shareholders, in a timely manner, at least 90% of its investment company taxable and tax-exempt income each year. If the Company distributes, in a calendar year, at least 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the 12-month period ending on October 31 of such calendar year (as well as any portion of the respective 2% balances not distributed in the previous year), it will not be subject to the 4% non-deductible federal excise tax on certain undistributed income of RICs.

Dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends and capital gain distributions are generally declared and paid quarterly according to the Company’s policy established on July 11, 2005. An additional distribution may be paid by the Company to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. Distributions can be made payable by the Company either in the form of a cash distribution or a stock dividend. The amount and character of income and capital gain distributions are determined in accordance with income tax regulations that may differ from U.S. generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Company, differing treatments of expenses paid by the Company, timing differences and differing characterizations of distributions made by the Company. Key examples of the primary differences in expenses paid are the accounting treatment of MVCFS (which is consolidated for GAAP purposes, but not income tax purposes) and the variation in treatment of incentive compensation expense. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications and may affect the allocation between net operating income, net realized gain (loss) and paid-in capital. Additionally, the characterization of the distribution is based upon current results, and such characterization may change based upon results for the year.

All of our shareholders who hold shares of common stock in their own name will automatically be enrolled in our dividend reinvestment plan (the “Plan”). All such shareholders will have any cash dividends and distributions automatically reinvested by Computershare Ltd. (“the Plan Agent”) in shares of our common stock. Of course, any shareholder may elect to receive his or her dividends and distributions in cash. Currently, the Company has a policy of paying quarterly dividends to shareholders. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual shareholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by any nominee as being registered for shareholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent, broker or other entity that holds the shares.

For the Quarter Ended January 31, 2020

On December 23, 2019, the Company’s Board of Directors declared a dividend of $0.17 per share. The dividend was paid on January 10, 2020 to shareholders of record on January 3, 2020 and totaled approximately $3.0 million.

During the quarter ended January 31, 2020, as part of the Company’s dividend reinvestment plan for our common stockholders, the Plan Agent purchased 11,467 shares of our common stock at an average price of $9.35, including commission, in the open market in order to satisfy the reinvestment portion of our dividends under the Plan.

SHARE REPURCHASE PROGRAM

On April 3, 2013, the Company’s Board of Directors authorized an expanded share repurchase program to opportunistically buy back shares in the market in an effort to narrow the market discount of its shares. The previously authorized $5 million limit has been eliminated. Under the repurchase program, shares may be repurchased from time to time at prevailing market prices. The repurchase program does not obligate the Company to acquire any specific number of shares and may be discontinued at any time.

On September 18, 2018, the Company’s Board of Directors approved the Company’s implementation of a $10 million stock repurchase program.  The program, which was to be completed by the end of the 2018 calendar year, was to consist of an issuer tender offer and/or open market repurchases.  In addition, the Company’s Board of Directors directed the Company to pursue an additional $5 million in stock repurchases in the open market in 2019, using a portion of the proceeds of equity monetizations and subject to MVC’s common stock continuing to trade at a significant discount to NAV.  Open market repurchases would be made pursuant to the Company’s unlimited stock repurchase program adopted in 2013. On October 11, 2018, pursuant to the repurchase program, the Company entered into the Rule 10b5-1 Plan that qualifies for the safe harbors provided by Rules 10b5-1 and 10b-18 under the Exchange Act. See the Company’s current report on Form 8-K, filed on October 12, 2018, for further details regarding the 10b5-1 Plan.

On November 28, 2018, the Company announced its determination to extend the repurchase program beyond December 31, 2018 until the full $10 million of shares are repurchased pursuant to the repurchase program. During the fiscal year ended October 31, 2019, the Company completed the repurchase program.

The following table represents open-market purchases made under our stock repurchase program for the fiscal years ended October 31, 2013 through October 31, 2019. There were no share repurchases made during the quarter ended January 31, 2020.

Period *	Total Number of Shares Purchased	Average Price Paid per Share including commission	Total Number of Shares Purchased as Part of Publicly Announced Program	Approximate Dollar Value of Shares Purchased Under the Program
For the Year Ended October 31, 2013	1,299,294	$12.83	1,299,294	$16,673,207
For the Year Ended October 31, 2014	310,706	$13.24	1,610,000	$4,114,967
For the Year Ended October 31, 2015	—	—	1,610,000	—
For the Year Ended October 31, 2016	146,409	$8.31	1,756,409	$1,216,746
For the Year Ended October 31, 2017	—	—	1,756,409	—
For the Year Ended October 31, 2018	627,724	$9.45	2,384,133	$5,930,011
For the Year Ended October 31, 2019	467,686	$8.70	2,851,819	$4,069,924
For the Quarter Ended January 31, 2020	—	—	2,851,819	—
Total	2,851,819	$11.22	2,851,819	$32,004,855

*Disclosure covering repurchases will be made through quarterly and annual reports filed with the SEC going forward.  MVC Capital’s website no longer contains the monthly repurchase information.

14. Segment Data

The Company’s reportable segments are its investing operations as a business development company, MVC Capital, which includes MVC Cayman and MVC Turf. MVCFS, a wholly-owned subsidiary that provides advisory, administrative and other services to the Company and its portfolio companies, is also included.

The following table presents book basis segment data for the quarter ended January 31, 2020:

	MVC	MVCFS	Consolidated
Interest and dividend income	$7,459,901	$2,260	$7,462,161
Fee income	—	13,099	13,099
Fee income - asset management	—	310,719	310,719
Total operating income	7,459,901	326,078	7,785,979

Total operating expenses	4,649,285	381,117	5,030,402
Less: Waivers by Adviser	(495,886)	(55,524)	(551,410)
Total net operating expenses	4,153,399	325,593	4,478,992

Net operating income before taxes	3,306,502	485	3,306,987

Tax expense	—	485	485
Net operating income	3,306,502	—	3,306,502

Net realized gain on investments	1,081,598	26,477	1,108,075
Net unrealized appreciation (depreciation) on investments	(20,245)	22,047	1,802

Net increase in net assets resulting from operations	$4,367,855	$48,524	$4,416,379

15. Significant Subsidiaries

We have determined that for the quarter ended January 31, 2020, RuMe, an unconsolidated portfolio company, has met the conditions of a significant subsidiary.  For the quarter ended January 31, 2019, there were no portfolio companies that met the conditions of a significant subsidiary.  The financial information presented below includes summarized balance sheets as of December 31, 2019 (the last fiscal quarter-end of these companies prior to January 31, 2020) and December 31, 2018 and summarized income statements for the periods October 1, 2019 to December 31, 2019 and October 1, 2018 to December 31, 2018.  The financial information below is based on unaudited financial statements and has been prepared and furnished by the portfolio company and not prepared by the Company.

	RuMe	RuMe
Balance Sheet	As of December 31,	As of December 31,
All numbers in thousands	2019	2018
Assets:
Total current assets	$1,585	$2,493
Total non-current assets	367	417
Total Assets	$1,952	$2,910

Liabilities and Shareholders Equity:
Current Liabilities	$7,507	$7,437
Long-term liabilities	5,270	3,698
Shareholders Equity	(10,825)	(8,225)
Total Liabilities and Shareholders Equity	$1,952	$2,910

	RuMe	RuMe
	For the Period from	For the Period from
Income Statement	October 1, 2019 to	October 1, 2018 to
All numbers in thousands	December 31, 2019	December 31, 2018
Net Sales & Revenue	$1,600	$2,532
Cost of Sales	965	1,511
Gross Margin	635	1,021
Operating Expenses	869	1,063
Operating Income (Loss)	(234)	(42)
Income Tax (Benefit)	0	0
Interest Expense	210	223
Other Expenses (Income), Net	(11)	(25)
Net Income (Loss)	$(433)	$(240)

16. Subsequent Events

On February 3, 2020, the Company loaned approximately $1.7 million to Jedson, increasing the first lien loan to approximately $9.4 million.

On February 25, 2020, the Company notified U.S. Bank National Association, the trustee for the Senior Notes II (the “Trustee”), of the Company’s election to redeem $20.0 million aggregate principal amount of the Senior Notes II outstanding at a price equal to 100% of the principal amount of the Senior Notes II, plus accrued and unpaid interest on the Senior Notes II to, but excluding, the date of redemption.  The Company instructed the Trustee to provide notice of such redemption to the holders of the Senior Notes II in accordance with the terms of the indenture governing the Senior Notes II.  The Company expects the redemption to be completed on March 26, 2020.  Following the redemption, $95.0 million in aggregate principal amount of the Senior Notes II will remain outstanding.  The Company intends to fund the redemption with cash on hand.

PART C

OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.                                      Financial Statements.

The following financial statements of MVC Capital, Inc. (the “Company” or the “Registrant”) are included in this registration statement in “Part A: Information Required in a Prospectus”:

AUDITED FINANCIAL STATEMENTS

UNAUDITED FINANCIAL STATEMENTS

Page
Consolidated Balance Sheets
January 31, 2020 (Unaudited) and October 31, 2019	F-62

Consolidated Statement of Operations
For the Quarter Ended January 31, 2020 (Unaudited)	F-63
For the Quarter Ended January 31, 2019 (Unaudited)	F-63

Consolidated Statement of Operations
For the Quarter Ended January 31, 2020 (Unaudited)	F-63
For the Quarter Ended January 31, 2019 (Unaudited)	F-63

Consolidated Statement of Cash Flows
For the Quarter Ended January 31, 2020 (Unaudited)	F-64
For the Quarter Ended January 31, 2019 (Unaudited)	F-64

Consolidated Statement of Changes in Net Assets
For the Quarter Ended January 31, 2020 (Unaudited)	F-65
For the Quarter Ended January 31, 2019 (Unaudited)	F-65
For the Year ended October 31, 2019	F-65

Consolidated Selected Per Share Data and Ratios
For the Quarter Ended January 31, 2020 (Unaudited)	F-66
For the Quarter Ended January 31, 2019 (Unaudited)	F-66
For the Year ended October 31, 2019	F-66

Consolidated Schedule of Investments
January 31, 2020 (Unaudited)	F-67
October 31, 2019	F-70

Notes to Consolidated Financial Statements	F-72

2.                                      Exhibits.

Exhibit Number	Description
a.1	Certificate of Incorporation. (Incorporated by reference to Exhibit 99.a filed with the Registrant’s initial Registration Statement on Form N-2 (File No. 333-92287) filed on December 8, 1999)
a.2

Certificate of Amendment of Certificate of Incorporation. (Incorporated by reference to Exhibit 99.a.2 filed with the Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-119625) filed on November 23, 2004).

b.1

Fifth Amended and Restated Bylaws (Incorporated by reference to Exhibit 99.b filed with the Registrant’s Pre-Effective Amendment No. 1 to Registration Statement on Form N-2 (File No. 333-125953) filed on August 29, 2005).

b.2	Sixth Amended and Restated Bylaws. (Incorporated by reference to Exhibit 3.(A) filed with the Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on March 12, 2014).
b.3	Eighth Amended and Restated Bylaws. (Incorporated by reference to Exhibit 3.1 filed with the Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on November 5, 2018)
c.	Not applicable.
d.1	Form of Share Certificate. (Incorporated by reference to Exhibit 99.d.1 filed with Registrant’s Registration Statement on Form N-2/A (File No. 333-119625) filed on November 23, 2004).
d.2

Form of Indenture, dated February 26, 2013, between Registrant and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit d.2 filed with Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-184803) filed on February 26, 2013).

d.3

Form of First Supplemental Indenture relating to the 7.25% Senior Unsecured Notes due 2023, dated February 26, 2013, between the Registrant and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit d.3 filed with Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-184803) filed on February 26, 2013).

d.4

Second Supplemental Indenture relating to the 6.25% Senior Unsecured Notes due 2022, dated November 15, 2017, between the Registrant and U.S. Bank National Association, as trustee. (Incorporated by reference to Exhibit 4.2 filed with Registrant’s Current Report on Form 8-K (File No. 814-00201) filed on November 15, 2017)

d.5

Form of 7.25% Senior Unsecured Notes due 2023. (Incorporated by reference to Exhibit d.4 filed with Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-184803) filed on February 26, 2013).

e.	Dividend Reinvestment Plan, as amended. (Incorporated by reference to Exhibit 99.e filed with Registrant’s Registration Statement on Form N-2/A (File No. 333-119625) filed on November 23, 2004).
f.	Not applicable.
g.

Amended and Restated Investment Advisory and Management Agreement between the Registrant and The Tokarz Group Advisers LLC. (Incorporated by reference to Exhibit 10.1 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 4, 2009).

h.	Not applicable.
i.	Not applicable.
j.1

Form of Custody Agreement between Registrant and U.S. Bank National Association. (Incorporated by reference to Exhibit 99.j.1 filed with Registrant’s Registration Statement on Form N-2/A (File No. 333-119625) filed on November 23, 2004).

j.2

Form of Amendment to Custody Agreement between Registrant and U.S. Bank National Association. (Incorporated by reference to Exhibit 99.j.2 filed with Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-119625) filed on February 21, 2006).

j.3

Form of Amendment to Custody Agreement between Registrant and U.S. Bank National Association. (Incorporated by reference to Exhibit 10.4 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 4, 2009).

j.4

Form of Amendment to Custody Agreement between Registrant and U.S. Bank National Association. (Incorporated by reference to Exhibit 10.3 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 11, 2012).

j.5

Form of Amendment to Custody Agreement between Registrant and U.S. Bank National Association (Incorporated by reference to Exhibit 10.7 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

j.6

Form of Amendment to Custody Agreement between Registrant and U.S. Bank National Association. (Incorporated by reference to Exhibit 10.3 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 11, 2018).

j.7	Form of Custody Agreement between Registrant and Bank Leumi USA.*
k.1

Form of Transfer Agency Letter Agreement with Registrant and EquiServe Trust Company, N.A. (Incorporated by reference to Exhibit 99.k.2 filed with Registrant’s Registration Statement on Form N-2/A (File No. 333-119625) filed on November 23, 2004).

k.2

Form of Fee and Service Schedule Amendment to Transfer Agency Agreement with Registrant and Computershare Trust Company, N.A. (Incorporated by reference to Exhibit 10.1 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on September 8, 2009).

k.3

Form of Fee and Service Schedule Amendment to Transfer Agency Agreement with Registrant and Computershare Trust Company, N.A. (Incorporated by reference to Exhibit 10.1 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on September 10, 2012).

k.4

Form of Fee and Service Schedule Amendment to Transfer Agency Agreement with Registrant and Computershare Trust Company, N.A. (Incorporated by reference to Exhibit 10.10 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

k.5

Form of Fund Administration Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Incorporated by reference to Exhibit 99.k.6 filed with Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-119625) filed on February 21, 2006).

k.6

Form of Fund Accounting Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Incorporated by reference to Exhibit 99.k.7 filed with Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-119625) filed on February 21, 2006).

k.7

Form of First Amendment to Fund Administration Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Incorporated by reference to Exhibit 10.2 with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 4, 2009).

k.8

Form of Second Amendment to Fund Administration Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Incorporated by reference to Exhibit 10.2 with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 11, 2012).

k.9

Form of Third Amendment to Fund Administration Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC (Incorporated by reference to Exhibit 10.15 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

k.10

Form of Fourth Amendment to Fund Administration Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC (Incorporated by reference to Exhibit 10.4 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 11, 2018)

k.11

Form of First Amendment to Fund Accounting Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Incorporated by reference to Exhibit 10.3 with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 4, 2009).

k.12

Form of Second Amendment to Fund Accounting Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC. (Incorporated by reference to Exhibit 10.2 with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 4, 2009).

k.13

Form of Third Amendment to Fund Accounting Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC (Incorporated by reference to Exhibit 10.18 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

k.14

Form of Fourth Amendment to Fund Accounting Servicing Agreement with Registrant and U.S. Bancorp Fund Services, LLC (Incorporated by reference to Exhibit 10.5 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 11, 2018).

k.15

Form of Custody Agreement between Registrant and JP Morgan Chase Bank, N.A. (Previously filed as Exhibit 10 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on December 21, 2010).

k.14

Form of Subscription Agreement, dated April 26, 2013. (Incorporated by reference to Exhibit k.15 filed with Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-184803) filed on April 26, 2013).

k.15

Credit Agreement between MVC Capital Inc. and Branch Banking and Trust Company. (Incorporated by reference to Exhibit 10.(A) with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on September 9, 2013).

k.16

Amended and Restated Custody Agreement between MVC Capital, Inc. and Branch Banking and Trust Company. (Incorporated by reference to Exhibit 10.(B) with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on September 9, 2013).

k.17

Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10.(A) with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on March 12, 2014).

k.18

Second Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10. (A) with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 6, 2014).

k.19

Third Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10(A) with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on September 9, 2014).

k.20

Fourth Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10.26 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

k.21

Fifth Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10.27 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

k.22

Sixth Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10.28 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

k.23

Seventh Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10(A) filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on January 29, 2016).

k.24

Eighth Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on August 29, 2016).

k.25

Ninth Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on March 13, 2017).

k.26

Tenth Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on September 11, 2017).

k.27

Eleventh Amended and Restated Credit Agreement between MVC Capital, Inc. and Branch Banking and Trust Company (Incorporated by reference to Exhibit 10.1 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on September 10, 2018).

k.28

Loan Agreement between MVC Capital, Inc. and Firstrust Bank (Incorporated by reference to Exhibit 10.29 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

k.29

Amended and Restated Loan Agreement between MVC Capital, Inc. and Firstrust Bank (Incorporated by reference to Exhibit 10.30 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on October 15, 2015).

k.30

Amendment to the Amended and Restated Loan Agreement between MVC Capital, Inc. and Firstrust Bank (Incorporated by reference to Exhibit 10(A) filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on December 1, 2015).

k.31

Credit Agreement between MVC Capital, Inc., Santander Bank, N.A. and Wintrust Bank (Incorporated by reference to Exhibit 10(B) filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on January 29, 2016).

k.32

First Amendment to the Credit Agreement between MVC Capital, Inc., Santander Bank, N.A. and Wintrust Bank (Incorporated by reference to Exhibit 10.35 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed January 17, 2017).

k.33

Second Amendment to the Credit Agreement between MVC Capital, Inc., Santander Bank, N.A. and Wintrust Bank (Incorporated by reference to Exhibit 10 filed with the Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 8, 2017).

k.34

Third Amendment to the Credit Agreement between MVC Capital, Inc., Santander Bank, N.A. and Wintrust Bank (Incorporated by reference to Exhibit 10.36 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on January 16, 2018)

k.35

Fourth Amendment to the Credit Agreement between MVC Capital, Inc., Santander Bank, N.A. and Wintrust Bank (Incorporated by reference to Exhibit 10.1 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 11, 2018)

k.36

Fifth Amendment to the Credit Agreement between MVC Capital, Inc., Santander Bank, N.A. and Wintrust Bank (Incorporated by reference to Exhibit 10.2 filed with Registrant’s Quarterly Report on Form 10-Q (File No. 814-00201) filed on June 11, 2018)

k.37

Sixth Amendment to the Credit Agreement between MVC Capital, Inc., Santander Bank, N.A. and Wintrust Bank (Incorporated by reference to Exhibit 10.44 filed with Registrant’s Annual Report on Form 10-K (File No. 814-00201) filed on January 14, 2019)

l.1	Opinion of Kramer Levin Naftalis & Frankel LLP, counsel to the Company.*
m.	Not applicable.
n.1	Consent of [ ].*
n.2	Opinion of [ ], regarding “Senior Securities” table.*
o.	Not applicable.
p.	Not applicable.
q.	Not applicable.
r.1

Joint Code of Ethics of the Registrant and The Tokarz Group Advisers LLC. (Previously filed as Exhibit 99.r filed with Registrant’s Post-Effective Amendment No. 2 to Registration Statement on Form N-2 (File No. 333-125953) filed on November 29, 2006).

r.2	Amended Joint Code of Ethics of the Registrant and The Tokarz Group Advisers LLC.

*To be filed by amendment.

**Filed herewith.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

Item 27. Other Expenses of Issuance and Distribution*

Commission registration fee	$
FINRA filing fee	$
Printing and engraving	$
Accounting fees and expenses	$
Legal fees and expenses	$
Total	$

* To be filed by amendment.

**          Figures are estimated for filing purposes.

Item 28. Persons Controlled by or Under Common Control with Registrant

Set forth below is the name of our subsidiaries, the state or country under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by us in such subsidiary:

Direct Subsidiaries

MVC Financial Services, Inc. (Delaware) 100%

MVC Cayman (Cayman Islands) 100%

MVC Partners LLC (Delaware) 100%

Indirect Subsidiaries

MVC GP II, LLC (Delaware) (MVC GP II is 100% by MVC Financial Services, Inc.)

Our subsidiaries are consolidated for financial reporting purposes.

Item 29. Number of Holders of Securities

The following table sets forth the approximate number of record holders of our common stock at [               ], 2020.

	Title of Class	Number of Record Holders
Common stock, $.01 par value

Item 30. Indemnification

The Certificate of Incorporation of the Registrant provides that its directors and officers shall, and its agents in the discretion of the Board may be indemnified to the fullest extent permitted from time to time by the laws of Delaware, provided, however, that such indemnification is limited by the Investment Company Act of 1940 or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The Registrant’s Fifth Amended and Restated Bylaws, however, provide that the Registrant may not indemnify any director or officer against liability to the Registrant or its security holders to which he or she might otherwise be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of such disabling conduct.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of the court of the issue.

Item 31. Business and Other Connections of Investment Adviser

A description of any other business, profession, vocation or employment of a substantial nature in which the investment adviser, The Tokarz Group Advisers LLC (the “Adviser”) and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the section entitled “The Company — TTG Advisers.” Additional information regarding the Adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801-67221), and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All accounts, books or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules thereunder are maintained at the offices of:

(1)         the Registrant, MVC Capital, Inc., 287 Bowman Avenue, Purchase, NY 10577;

(2)         the transfer agent, Computershare Ltd., 250 Royall Street, Canton, Massachusetts 02021;

(3)         the custodian, US Bank National Association, 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212; and

(4)         the investment adviser, TTG Advisers LLC, 287 Bowman Avenue, Purchase, NY 10577.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

We hereby undertake:

(1)         to suspend the offering of shares until the prospectus is amended if (a) subsequent to the effective date of this registration statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this registration statement or (b) our net asset value increases to an amount greater than our net proceeds as stated in the prospectus;

(2)         Not applicable.

(3)         Not applicable.

(4)         (a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)             to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)          to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(iii)       to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)         that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)          to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)         that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)          that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(ii) the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iii) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)         that, for the purpose of determining any liability under the Securities Act, (i) the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and (ii) each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)         Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Westchester, in the State of New York, on this day, the 16th day of April, 2020.

MVC Capital, Inc.

By:	/s/ Michael T. Tokarz
Michael T. Tokarz
Chairman (Principal Executive Officer) and Director

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on April 16, 2020.

SIGNATURE	TITLE

/s/ Michael T. Tokarz	Chairman (Principal Executive Officer) and Director
Michael T. Tokarz

/s/ Scott Schuenke	Principal Financial Officer
Scott Schuenke

/s/ Emilio A. Dominianni	Director
Emilio A. Dominianni

/s/ Phillip Goldstein	Director
Phillip Goldstein

/s/ Gerald Hellerman	Director
Gerald Hellerman

/s/ Warren Holtsberg	Director
Warren Holtsberg

/s/ Robert C. Knapp	Director
Robert C. Knapp

/s/ Scott D. Krase	Director
Scott D. Krase

/s/ William Taylor	Director
William Taylor

/s/ Douglas Kass	Director
Douglas Kass